As filed with the Securities and Exchange Commission on July 6, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2016

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Intermediate Bond Fund	13
New York Municipal Income Fund	15
Short Duration Bond Fund	17
Short Duration High Income Fund	19
Strategic Income Fund	21
Unconstrained Bond Fund	23
FUND EXPENSE INFORMATION	31

SCHEDULE OF INVESTMENTS

Core Bond Fund	34
Emerging Markets Debt Fund	42
Positions by Industry	63
Floating Rate Income Fund	64
High Income Bond Fund	72
Municipal High Income Fund	85
Municipal Intermediate Bond Fund	93
New York Municipal Income Fund	99
Short Duration Bond Fund	102
Short Duration High Income Fund	107
Strategic Income Fund	116
Unconstrained Bond Fund	138

FINANCIAL STATEMENTS	172

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	212
Emerging Markets Debt Fund	214
Floating Rate Income Fund	214
High Income Bond Fund	216
Municipal High Income Fund	218
Municipal Intermediate Bond Fund	220
New York Municipal Income Fund	222
Short Duration Bond Fund	222
Short Duration High Income Fund	224
Strategic Income Fund	226
Unconstrained Bond Fund	228
Directory	232
Proxy Voting Policies and Procedures	233
Quarterly Portfolio Schedule	233

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds.

The U.S. economy continued to expand, but the pace moderated during the reporting period. We believe this was partially driven by less robust consumer spending. As widely expected, the U.S. Federal Reserve (Fed) raised interest rates for the first time in almost a decade in December 2015. Since that time, the Fed has refrained from additional rate hikes and has reduced the number of rate increases it anticipates making in 2016. This, along with further policy accommodation from other central banks, improved investor risk appetite.

All told, the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.82% during the six months ended April 30, 2016. Non-Treasury debt securities produced positive absolute returns during the period. Among the best performers were investment grade corporate bonds, as they benefited from declining intermediate- and long-term interest rates.

Looking ahead, we believe the U.S. economy has sufficient momentum to continue expanding as the year progresses. That being said, we think growth will be fairly muted. While inflation could edge higher, it should remain fairly well contained. Against this backdrop, we anticipate the Fed will take a very gradual approach in terms of normalizing monetary policy.

We believe our fixed income funds are appropriately positioned given our economic and interest rate outlook. We currently anticipate maintaining overweight positions in non-Treasuries relative to the Funds' benchmarks. We also have a generally constructive outlook for the municipal market. As always, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given changing economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 2.63% total return for the six months ended April 30, 2016 but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 2.82% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015 — the first such occurrence in nearly a decade. However, the Fed has since remained on hold and attempted to pare back expectations for the number of interest rate increases in 2016. Against this backdrop, short-term Treasury yields edged higher, while longer-term rates declined over the period. Most non-Treasury debt securities produced positive total returns, but generated mixed results versus equal-duration Treasuries during the period.

The Fund's defensive duration positioning hurt performance during the reporting period. Given our belief that interest rates would drift higher, we maintained a duration that was shorter than the benchmark. This was not rewarded as intermediate- and longer-term rates declined during the period. The Fund also used futures contracts, which was a drag on results. On the upside, an underweight allocation relative to the Fund's benchmark to Treasuries and the Fund's allocation to investment grade corporate bonds contributed to results. In particular, our industrial and financial credits were additive for performance.

There were several adjustments made to the portfolio during the reporting period. We reduced the Fund's exposure to commercial mortgage-backed securities. We also modestly increased the Fund's duration.

Looking ahead, while it appears that several headwinds remain, we believe the U.S. economy will remain fairly resilient and continue to expand as the year progresses. In terms of future Fed monetary policy, at its April meeting the central bank reiterated that future rate hikes will be data dependent. In our view, the Fed will take a measured and very cautious approach in terms of normalizing monetary policy. All told, we anticipate that the Fed will move slowly, with only one or two potential interest rate increases in 2016. Against this backdrop, given current yield levels, we anticipate maintaining our defensive duration positioning, especially in intermediate maturities, and overweight to the spread (non-U.S. Treasury) sectors. In general, we continue to favor various credit sectors. We believe this approach is warranted in an attempt to achieve results that are consistent with client objectives.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	3.6%
Corporate Debt Securities	25.3
Foreign Government Securities	2.3
Mortgage-Backed Securities	33.8
U.S. Government Agency Securities	2.4
U.S. Treasury Securities	34.2
Short-Term Investments	4.3
Liabilities, less cash, receivables and other assets	(5.9)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	2.43%	2.02%	3.03%	4.73%	5.04%
Institutional Class[3]	10/01/1995	2.63%	2.43%	3.44%	5.15%	5.44%
Class A4	12/20/2007	2.44%	2.02%	3.01%	4.78%	5.26%
Class C4	12/20/2007	2.16%	1.36%	2.28%	4.14%	4.95%
With Sales Charge
Class A4		-1.92%	-2.34%	2.12%	4.32%	5.04%
Class C4		1.16%	0.37%	2.28%	4.14%	4.95%
Index
Barclays U.S. Aggregate Bond Index[1,14]		2.82%	2.72%	3.60%	4.95%	5.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 1.89%, 2.29%, 1.81% and 1.16% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.60%, 2.17%, 1.71% and 1.06% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.15%, 0.62%, 1.01% and 1.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a total return of 7.68% for the six months ended April 30, 2016 and outperformed its benchmark, a blend composed of 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified and 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified, which delivered a 6.86% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, emerging markets (EM) debt witnessed a significant recovery from its previous slumps. Hard currency sovereign debt, corporate debt and local currency debt all delivered positive returns.

In the first three months of the reporting period, EM suffered from weaker oil prices and a U.S. Federal Reserve (Fed) interest rate hike in December that exacerbated concerns about conditions for global growth. Sentiment on EM turned positive mid-February when oil and metals prices started rebounding, triggering the beginning of a sharp spread compression, which by the end of April completely reversed the upward shift in spreads that began in early November.

Most of the Fund's positive performance during the period came from the hard currency sovereign, local currency government debt and corporate debt allocations, while tactical asset allocations (intended to provide short-term adjustments to the Fund's risk exposure) delivered small negative returns.

In hard currency sovereign, the largest contributors to performance were overweight allocations in Ecuador and Argentina, while overweights in Hungary, Belize and Venezuela detracted from performance. In the corporate debt space, the portfolio benefitted from an overweight position in Brazil, but suffered from security selection in India, mostly due to positions in the metals and mining sector. Corporate performance was also negatively impacted by the default of a Colombian oil and gas company.

In local currency, we benefited from overweight allocations relative to the Fund's benchmark in the Russian ruble, Turkish lira, and Brazilian real. An underweight position in the South African rand detracted from performance, but the overall contribution of the local sleeve of the Fund delivered a positive contribution.

The Fund's aggregate use of derivatives (futures contracts, swap contracts and forward foreign currency contracts) had an overall positive impact on the Fund's performance over the period.

In terms of portfolio changes, in hard currency, we moved to an overweight position in Ukraine, where we believe International Monetary Fund support is likely to resume with the new government in a position to deliver on conditions for resumption of loan disbursements. We also went overweight in Serbia, where we believe fiscal and external consolidation remains on track, and in Sri Lanka, where spreads have widened. We also added to our overweight position in higher yielding Argentina. We reduced our overweight holdings in Brazil (but still maintained an overweight position) as spreads have come in significantly on growing expectations of an impeachment of President Rousseff and an end to the political stalemate that has paralyzed policy making. We went underweight in Venezuela, where reserves are declining and balance of payments financing options are running out amid political polarization. We went further underweight in Russia and Kazakhstan as we believe the oil price shock will require further fiscal adjustment and drawdowns of reserves, while spreads trade at relatively tight levels.

In corporate debt, we added exposure to the metals and mining and financial sectors in South Africa, the utilities sector in Chile, and various sectors in Argentina. We trimmed exposure to corporates in Russia and Colombia. We also participated in several new issues across sectors for corporates in Mexico, Argentina, Korea, and India.

In local currency, we reduced our underweight positions in Asian currencies, acknowledging the apparent improvement in risk sentiment and the relatively more dovish stance of the Fed, at least in the near-term. We maintained an overweight position in the Russian ruble and Turkish lira and an underweight position in the South African rand. In duration, we added an overweight allocation to Polish rates as we believe the economy will continue to undershoot its inflation target and we anticipate a boost in demand for bonds on the back of the European Central Bank's highly accommodative stance. In Turkey, we added an overweight in duration as we believe a lower inflation profile should lead the curve to steepen and rally. In Israel and Romania, we took profit on the overweight duration position, but maintained the overweight in the Romanian lieu and the underweight in the Israeli shekel.

In Latin America, we remained overweight in Brazilian duration driven by what we see as the increased likelihood of impeachment, and also on expectations of peaking inflation and an output gap that could potentially lead the central bank to cut interest rates later this year. In Mexico, we remained overweight in the currency, while we decreased our overweight position in Mexican rates as we believe that some risks to inflation are starting to rise. In Colombia, we moved the peso from an underweight to an overweight position to capture the bounce in oil prices.

Looking ahead, we believe that growth, both in EM and developed markets, has room to surprise on the upside. In our view, recent data suggests that the global business cycle is bottoming, supported by new orders and low inventory levels globally. Historically, such manufacturing-driven rebounds in developed markets have been supportive for EM through the trade channel. Developed market central banks, most importantly the Fed, have maintained a relatively dovish bias, allowing the Asian and European central banks in EM to maintain accommodative monetary policies. If these conditions persist, we believe we will be in a supportive scenario for EM debt in the coming quarters.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	7.68%	-0.53%	0.55%
Class A	09/27/2013	7.48%	-1.00%	0.19%
Class C	09/27/2013	7.09%	-1.64%	-0.57%
With Sales Charge
Class A		2.95%	-5.25%	-1.46%
Class C		6.09%	-2.58%	-0.57%
Index
Blended Benchmark*[1,14]		6.86%	0.88%	0.88%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 5.48%, 4.89% and 4.36% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 5.09%, 4.40% and 3.94% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.07%, 1.53% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.91%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 1.17% total return for the six months ended April 30, 2016 but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 1.58% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015 — the first such occurrence in nearly a decade. The senior floating rate bank loan market posted a positive return during the reporting period. The asset class was supported by overall solid fundamentals and relatively low defaults, although retail demand for the asset class was challenged. For the six months ended April 30, 2016, securities rated B in the S&P/LSTA Leveraged Loan Index returned 1.45%, whereas securities rated BB and CCC returned 2.09% and -0.88%, respectively.

We tactically adjusted the Fund's position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, and we have usually invested in fixed-rate senior bonds as our non-floating rate allocation. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in market volatility. Against this backdrop, the Fund's allocation to non-floating rate securities decreased from approximately 4.8% at the beginning of the period to approximately 3.4% at the end of the period.

The Fund's security selection generated mixed results during the reporting period. The Fund's security selection within securities rated BB and B was the largest positive contributor to performance, while security selection within securities rated CCC and lower detracted the most from results. Elsewhere, an underweight allocation relative to the Fund's benchmark to securities rated BBB and higher modestly detracted from performance.

From a sector perspective, an underweight allocation to oil & gas as well as security selection within utilities and business equipment/services were the largest contributors to performance. In contrast, security selection within retailers, radio & television and all telecommunication services detracted the most from performance during the reporting period.

We continue to be of the view that current valuations, excluding commodity-related sectors, are compensating investors for default risk. While growth in the United States moderated during the first quarter of 2016, we believe the domestic economy will continue expanding as the year progresses, albeit at a moderate pace. In our view, inflation should remain relatively benign and the Fed will likely take a very measured approach in terms of normalizing monetary policy. We believe commodity related sectors are likely to drive the majority of the increase in default rates in 2016-2017. Aside from these stressed sectors, we believe defaults in 2016-2017 will be well below historical averages should credit fundamentals remain reasonable.

Sincerely,

THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	48.9%
Five to less than Ten Years	51.1
Total	100.0%

*  Derivatives and/or Short-Term Investments, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	1.17%	0.16%	3.49%	4.35%
Class A	12/29/2009	1.09%	-0.21%	3.09%	3.95%
Class C5	12/30/2009	0.61%	-0.96%	2.31%	3.20%
With Sales Charge
Class A		-3.23%	-4.45%	2.19%	3.25%
Class C5		-0.38%	-1.92%	2.31%	3.20%
Index
S&P/LSTA Leveraged Loan Index[1,14]		1.58%	-0.21%	3.51%	4.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 4.05%, 3.52% and 2.94% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.81%, 3.28% and 2.70% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 1.22% and 1.96% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.07% and 1.82% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 1.45% total return for the six months ended April 30, 2016 but underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 2.27% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015 — the first such occurrence in nearly a decade. After a very weak start, the high yield market rallied sharply and generated a positive return during the period. The turnaround was partially driven by rising commodity prices and strong investor demand. Within the benchmark, securities rated CCC and lower (relatively low ratings) and securities rated BB (a higher rating) returned 1.59% and 3.13%, respectively.1

From a sector perspective, security selection within metals/mining, support/services and utilities, as well as an underweight allocation relative to the Fund's benchmark to energy, contributed the most to performance. In contrast, security selection within energy, media/broadcast and telecommunications, coupled with an underweight to steel, detracted the most from performance.

In terms of the Fund's security selection, its holdings of securities rated B was very positive for performance. This was partially offset by the negative impact from the Fund's security selection within securities rated BB and CCC.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocation to bonds rated BBB, further increasing our out-of-benchmark exposure. We also reduced our allocation to bonds rated CCC.

We continue to be of the view that current valuations, excluding commodity-related sectors, are compensating investors for default risk. While growth in the United States moderated during the first quarter of 2016, we believe the domestic economy will continue expanding as the year progresses, albeit at a moderate pace. In our view, inflation should remain relatively benign and the Fed will likely take a very measured approach in terms of normalizing monetary policy. We believe commodity-related sectors are likely to drive the majority of the increase in U.S. high yield bond default rates in 2016-2017. Aside from these stressed sectors, we believe defaults in 2016-2017 will be well below historical averages should credit fundamentals remain reasonable.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

1  The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated BB1/BB+ through BB3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.8%
One to less than Five Years	34.6
Five to less than Ten Years	57.7
Ten Years or Greater	6.9
Total	100.0%

*  Derivatives and/or Short-Term Investments, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	1.45%	-2.40%	4.22%	7.04%	7.50%
Institutional Class[8]	05/27/2009	1.65%	-2.24%	4.40%	7.18%	7.56%
Class A8	05/27/2009	1.33%	-2.65%	3.97%	6.86%	7.42%
Class C8	05/27/2009	1.09%	-3.33%	3.22%	6.34%	7.21%
Class R3[8]	05/27/2009	1.33%	-2.87%	3.74%	6.70%	7.36%
Class R6[8]	03/15/2013	1.69%	-2.17%	4.37%	7.11%	7.53%
With Sales Charge
Class A8		-3.00%	-6.75%	3.06%	6.40%	7.23%
Class C8		0.10%	-4.26%	3.22%	6.34%	7.21%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		2.27%	-1.30%	5.21%	7.23%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 5.47%, 5.62%, 5.05%, 4.51%, 4.99% and 5.69% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 0.69%, 1.09%, 1.82%, 1.32% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a 4.91% total return for the six months ended April 30, 2016 and outperformed its benchmark, a blend composed of the 65%/35% combination of the Barclays Municipal Bond Index and Barclays Municipal High Yield Index, which provided a 3.69% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the six-month reporting period. Supporting the municipal market were generally solid fundamentals and the continued resiliency of the U.S. economy, which aided tax revenues. The municipal market was also the beneficiary of declining long-term Treasury yields and indications from the U.S. Federal Reserve (Fed) that it expected to take a less aggressive approach in terms of interest rate hikes in 2016. All told, the Barclays Municipal Bond Index gained 3.55% for the six months ended April 30, 2016. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.82%.

Throughout the reporting period, the Fund maintained a duration longer than its benchmark. Given the steepness of the municipal yield curve, this positioning allowed the Fund to capture the bulk of available yield. Additionally, this duration positioning was beneficial as longer-term municipals outperformed their shorter-term counterparts.

The Fund's credit biases were additive for results. In particular, having an overweight allocation relative to the Fund's benchmark to securities rated BBB benefited performance. From a sector perspective, overweights to revenue bonds added to results as they largely outperformed general obligation bonds. In contrast, our allocation to the industrial development revenue sector was a modest drag on returns.

A number of changes were made to the Fund during the reporting period, such as making several purchases in the charter school sector and adding to the Fund's allocation to tobacco securitization bonds. We also continued to invest cash inflows in line with the Fund's guidelines.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. While growth in many parts of the world has moderated, the U.S. economy has been relatively resilient. We believe this backdrop should be supportive for municipal tax revenues going forward. In addition, demand for municipal securities has been solid. In our view, the municipal market should continue to benefit from generally attractive valuations relative to other fixed income alternatives, especially on a tax-adjusted basis. In such an environment, we could see some further flattening of the municipal yield curve, with short-term rates rising more than long-term rates. In terms of the Fed, we believe it will remain on the sidelines for the time being and take a very measured approach to raising interest rates as the year progresses. Despite these positives, periods of volatility could persist. This could be driven by headlines surrounding Puerto Rico and other one-off credit events.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays Municipal Bond Index and Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.9%
American Samoa	0.2
Arizona	2.7
Colorado	2.9
Connecticut	0.7
California	9.6
District of Columbia	0.4
Florida	4.3
Georgia	1.5
Hawaii	0.7
Illinois	7.8
Indiana	2.3
Iowa	0.8
Kentucky	1.0
Louisiana	1.3
Maine	2.7
Maryland	0.4
Massachusetts	3.5
Michigan	4.2
Minnesota	0.7
Missouri	3.1
Nevada	3.6
New Jersey	6.0
New Mexico	0.5
New York	3.2
North Carolina	0.6
North Dakota	0.9
Ohio	5.0
Oklahoma	0.9
Pennsylvania	5.2
Rhode Island	1.5
South Carolina	1.4
Texas	6.8
Utah	2.1
Vermont	0.4
Virgin Islands	0.2
Virginia	1.7
Washington	0.5
Wisconsin	7.3
Liabilities, less cash, receivables and other assets	(0.5)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception Date	Six Month Period Ended 04/30/2016	Cumulative Total Return Ended 04/30/2016 Life of Fund
At NAV
Institutional Class	06/22/2015	4.91%	7.29%
Class A	06/22/2015	4.61%	6.95%
Class C	06/22/2015	4.43%	6.38%
With Sales Charge
Class A		0.15%	2.45%
Class C		3.43%	5.38%
Index
Blended Benchmark*[1,14]		3.69%	5.16%

*  Blended benchmark is composed of 65% Barclays Municipal Bond Index and 35% Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 3.06%, 2.53% and 1.96% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.41%, 4.47% and 3.46% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 2.68%, 1.35% and 1.55% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.01%, 1.38% and 2.13% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 2.81% total return for the six months ended April 30, 2016 but underperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 2.84% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the six-month reporting period. Supporting the municipal market were generally solid fundamentals and the continued resiliency of the U.S. economy, which aided tax revenues. The municipal market was also the beneficiary of declining long-term Treasury yields and indications from the U.S. Federal Reserve (Fed) that it expected to take a less aggressive approach in terms of interest rate hikes in 2016. All told, the Barclays Municipal Bond Index gained 3.55% for the six months ended April 30, 2016. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.82%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark was concentrated in the six- to eight-year portion of the curve. Yield curve positioning contributed to results as the intermediate portion of the municipal curve underperformed its shorter- and longer-term counterparts. However, the Fund's duration positioning detracted from performance.

The Fund's credit biases were additive for results. In particular, having an overweight allocation relative to the Fund's benchmark to securities rated BBB benefited performance. From a sector perspective, overweights to revenue bonds added to results as they largely outperformed general obligation bonds. However, the Fund's allocation to the housing-related sector was a modest drag on returns.

A number of changes were made to the Fund during the reporting period. We shortened the duration of the portfolio as we anticipated weakness heading into the April tax season. For similar reasons, we upgraded the general credit quality of the portfolio.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. While growth in many parts of the world has moderated, the U.S. economy has been relatively resilient. We believe this backdrop should be supportive for municipal tax revenues going forward. In addition, demand for municipal securities has been solid. In our view, the municipal market should continue to benefit from generally attractive valuations relative to other high-quality fixed income alternatives, especially on a tax-adjusted basis. In such an environment, we could see some further flattening of the municipal yield curve, with short-term rates rising more than long-term rates. In terms of the Fed, we believe it will remain on the sidelines for the time being and take a very measured approach to raising interest rates as the year progresses. Despite these positives, periods of volatility could persist. This could be driven by headlines surrounding Puerto Rico and other one-off credit events.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	3.6%
Alaska	1.5
California	9.7
Colorado	0.8
District of Columbia	4.3
Florida	11.4
Georgia	4.3
Illinois	8.9
Indiana	5.0
Kansas	0.4
Kentucky	1.0
Louisiana	0.6
Maryland	1.5
Massachusetts	1.0
Michigan	0.8
Minnesota	2.0
Mississippi	2.6
Missouri	0.3
Nevada	1.5
New Jersey	3.9
New York	8.0
North Carolina	1.0
Ohio	0.6
Pennsylvania	3.8
Rhode Island	3.2
South Carolina	1.6
Tennessee	1.9
Texas	7.3
Utah	1.0
Vermont	0.4
Virginia	1.3
Washington	1.6
Wisconsin	1.0
Cash, receivables and other assets, less liabilities	2.2 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	2.81%	4.02%	4.20%	4.04%	4.94%
Institutional Class[11]	06/21/2010	2.89%	4.18%	4.36%	4.12%	4.97%
Class A11	06/21/2010	2.79%	3.80%	3.98%	3.90%	4.89%
Class C11	06/21/2010	2.41%	3.02%	3.18%	3.44%	4.73%
With Sales Charge
Class A11		-1.61%	-0.65%	3.08%	3.45%	4.73%
Class C11		1.41%	2.02%	3.18%	3.44%	4.73%
Index
Barclays 7-Year G.O. Index[1,14]		2.84%	4.48%	4.25%	4.96%	5.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 0.99%, 1.14%, 0.74% and 0.04% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.75%, 2.01%, 1.31% and 0.07% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.80%, 0.99%, 0.60% and -0.11% for Investor Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 0.66%, 1.04% and 1.80% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

New York Municipal Income Fund Commentary

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 2.92% total return for the six months ended April 30, 2016 and outperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 2.84% return for the same period.

The municipal bond market posted a positive return and outperformed the overall taxable bond market during the six-month reporting period. Supporting the municipal market were generally solid fundamentals and the continued resiliency of the U.S. economy, which aided tax revenues. The municipal market was also the beneficiary of declining long-term Treasury yields and indications from the U.S. Federal Reserve (Fed) that it expected to take a less aggressive approach in terms of interest rate hikes in 2016. All told, the Barclays Municipal Bond Index gained 3.55% for the six months ended April 30, 2016. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.82%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark was concentrated in the six- to eight-year portion of the curve. Yield curve positioning contributed to results as the intermediate portion of the municipal curve underperformed its shorter- and longer-term counterparts. However, the Fund's duration positioning detracted from performance.

The Fund's credit biases were additive for results. In particular, having an overweight allocation relative to the Fund's benchmark to securities rated A and BBB benefited performance. From a sector perspective, overweights to revenue bonds added to results as they largely outperformed general obligation bonds. However, the Fund's allocation to the housing-related sector was a modest drag on returns.

A number of changes were made to the Fund during the reporting period. Of note, we shortened the duration of the portfolio as we anticipated weakness heading into the April tax season.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. While growth in many parts of the world has moderated, the U.S. economy has been relatively resilient. We believe this backdrop should be supportive for municipal tax revenues going forward. In addition, demand for municipal securities has been solid. In our view, the municipal market should continue to benefit from generally attractive valuations relative to other high-quality fixed income alternatives, especially on a tax-adjusted basis. In such an environment, we could see some further flattening of the municipal yield curve, with short-term rates rising more than long-term rates. In terms of the Fed, we believe it will remain on the sidelines for the time being and take a very measured approach to raising interest rates as the year progresses. Despite these positives, periods of volatility could persist. This could be driven by headlines surrounding Puerto Rico and other one-off credit events.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	97.9%
Cash, receivables and other assets, less liabilities	2.1 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	2.92%	4.35%	2.96%
Index
Barclays 7-Year G.O. Index[1,14]		2.84%	4.48%	3.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yield was 0.71% for Institutional Class. The tax-equivalent yield was 1.25% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 0.89% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.76% total return for the six months ended April 30, 2016 but underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index, which provided a 0.79% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015. However, the Fed has since remained on hold and attempted to pare back expectations for the number of interest rate increases in 2016. Against this backdrop, short-term Treasury yields edged higher, while longer-term rates declined over the period. Most non-Treasury debt securities produced positive total returns, but generated mixed results versus equal-duration Treasuries during the period.

Among the detractors from the Fund's performance during the period was its yield curve positioning. The Fund remained defensively positioned, with a duration shorter than that of its benchmark. A portion of this was expressed by being underweight relative to the Fund's benchmark the three-year area of the yield curve. Our rationale was that the three-year area tends to underperform as the market adjusts its expectations for future rate hikes. This positioning was a headwind for performance as periods of increased risk aversion, given concerns over the global economy and uncertainties regarding future monetary policy, drove yields in that area of the yield curve lower. Conversely, the Fund's allocations to asset-backed securities and investment grade corporate bonds were additive for performance. Within the corporate credit market, an overweight to the telecommunications services sector was among the most beneficial for results.

We maintained the Fund's overall positioning during the period, with an overweight to non-Treasury debt securities and underweights to Treasuries and agency debt. We modestly reduced the Fund's Treasury exposure, while increasing its allocations to Commercial mortgage-backed securities (CMBS) and corporate bonds. We actively participated in the investment grade corporate bond new issuance market, where we found what we believed were attractive valuations, and sold certain positions that we felt were fully valued and where we believed there were potential event risks. Finally, while the Fund remained defensively positioned, we took advantage of an increase in interest rates toward the end of the period to reduce the magnitude of this positioning.

While it appears that several headwinds remain, we believe the economy will remain fairly resilient and continue to expand as the year progresses. In terms of future Fed monetary policy, at its April meeting the central bank reiterated that future rate hikes will be data dependent. In our view, the Fed will take a measured and very cautious approach in terms of normalizing monetary policy. All told, we anticipate that the Fed will move slowly with one to two interest rate increases in 2016. Against this backdrop, given current yield levels, we anticipate maintaining our defensive duration positioning and overweight to the spread sectors. In particular, we continue to favor various credit sectors.

Sincerely,

THOMAS SONTAG AND MICHAEL FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	16.5%
Corporate Debt Securities	33.5
Mortgage-Backed Securities	23.8
U.S. Treasury Securities	20.8
Short-Term Investments	7.4
Liabilities, less cash, receivables and other assets	(2.0)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.76%	0.79%	1.23%	1.68%	4.30%
Trust Class[12]	08/30/1993	0.72%	0.67%	1.13%	1.58%	4.23%
Institutional Class[12]	06/21/2010	0.73%	0.86%	1.43%	1.79%	4.33%
Class A12	06/21/2010	0.69%	0.47%	1.04%	1.56%	4.26%
Class C12	06/21/2010	0.17%	-0.27%	0.29%	1.12%	4.10%
With Sales Charge
Class A12		-1.80%	-2.00%	0.52%	1.30%	4.17%
Class C12		-0.83%	-1.26%	0.29%	1.12%	4.10%
Index
Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		0.79%	1.10%	1.07%	2.78%	5.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 0.67%, 0.57%, 0.87%, 0.49% and -0.23% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.31%, 0.17%, 0.55%, 0.17% and -0.55% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.28%, 1.44%, 1.05%, 1.41% and 2.17% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 1.03% total return for the six months ended April 30, 2016 but underperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 1.26% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015 — the first such occurrence in nearly a decade. After a very weak start, the high yield market rallied sharply and generated a positive return during the period. The turnaround was partially driven by rising commodity prices and strong investor demand. Within the high yield market, securities rated CCC and lower (relatively low ratings) and securities rated BB (a higher rating) returned 1.59% and 3.13%, respectively.1

The sectors that were the most beneficial to the Fund's absolute performance during the reporting period were healthcare, media/cable and gas distribution. Detracting the most from absolute performance were energy, media/broadcast and media/diversified.

From a quality perspective, approximately 95% of the portfolio was held in cash or securities rated B and higher. This defensive positioning was accretive to the Fund's absolute performance, as lower quality securities generally underperformed their higher quality counterparts during the period.

We continue to be of the view that current valuations, excluding commodity-related sectors, are compensating investors for default risk. While growth in the United States moderated during the first quarter of 2016, we believe the domestic economy will continue expanding as the year progresses, albeit at a moderate pace. In our view, inflation should remain relatively benign and the Fed will likely take a very measured approach in terms of normalizing monetary policy. We believe commodity-related sectors are likely to drive the majority of the increase in U.S. high yield bond default rates in 2016-2017. Aside from these stressed sectors, we believe defaults in 2016-2017 will be well below historical averages should credit fundamentals remain reasonable.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

1  The high yield market is represented by the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. See the Glossary of Indices on page 31 for a description of this index.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Bank Loan Obligations	8.3%
Corporate Debt Securities	90.1
Short-Term Investments	0.4
Cash, receivables and other assets, less liabilities	1.2 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	1.03%	-0.81%	2.90%
Class A	09/28/2012	0.95%	-1.08%	2.55%
Class C	09/28/2012	0.48%	-1.90%	1.77%
With Sales Charge
Class A		-3.37%	-5.24%	1.33%
Class C		-0.51%	-2.86%	1.77%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		1.26%	-0.86%	3.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 4.01%, 3.48% and 2.90% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 3.86%, 3.30% and 2.73% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.81%, 1.22% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 1.97% total return for the six months ended April 30, 2016 but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 2.82% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015 — the first such occurrence in nearly a decade. However, the Fed has since remained on hold and attempted to pare back its expectations for the number of interest rate increases in 2016. Against this backdrop, short-term Treasury yields edged higher, while longer-term rates declined over the period. Most non-Treasury debt securities produced positive total returns, but generated mixed results versus equal-duration Treasuries during the period.

The Fund's defensive duration positioning was negative for performance during the reporting period. Given our expectation for interest rates to drift higher, we maintained a duration that was shorter than the benchmark. This was not rewarded as intermediate- and longer-term rates declined during the period. The Fund also used futures during the period, which was a drag on results. Elsewhere, our allocation to high yield corporate bonds detracted from performance. On the upside, the Fund's underweight allocation relative to the Fund's benchmark to Treasuries and allocation to investment grade corporate bonds contributed to results. In particular, our industrial and financial credits were additive for performance. In addition, an allocation to non-agency mortgage-backed securities (MBS) was beneficial.

There were several adjustments made to the portfolio during the reporting period. We increased the Fund's allocations to investment grade and high yield corporate bonds, while paring its exposures to commercial MBS and non-agency MBS. We also modestly increased the Fund's duration.

Looking ahead, while it appears that several headwinds remain, we believe the U.S. economy will remain fairly resilient and continue to expand as the year progresses. In terms of future Fed monetary policy, at its April meeting the central bank reiterated that future rate hikes will be data dependent. In our view, the Fed will take a measured and very cautious approach in terms of normalizing monetary policy. All told, we anticipate that the Fed will move slowly, with only one to two interest rate increases in 2016. Against this backdrop, given current yield levels, we anticipate maintaining our defensive duration positioning, especially in intermediate maturities, and overweight to the spread sectors. In general, we continue to favor various credit sectors. We believe this approach is warranted in an attempt to achieve results that are consistent with client objectives.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.3%
Bank Loan Obligations	3.1
Corporate Debt Securities	44.0
Exchange Traded Funds	4.0
Foreign Government Securities	5.0
Mortgage-Backed Securities	22.2
Mutual Funds	3.6
U.S. Treasury Securities	15.9
Short-Term Investments	2.4
Liabilities, less cash, receivables and other assets	(18.5)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	1.79%	-0.38%	3.87%	6.25%	6.68%
Institutional Class	07/11/2003	1.97%	-0.03%	4.24%	6.57%	6.94%
Class A13	12/20/2007	1.77%	-0.43%	3.82%	6.22%	6.66%
Class C13	12/20/2007	1.42%	-1.12%	3.10%	5.59%	6.17%
Class R6[13]	03/15/2013	1.91%	0.04%	4.26%	6.59%	6.95%
With Sales Charge
Class A13		-2.56%	-4.67%	2.92%	5.76%	6.30%
Class C13		0.42%	-2.09%	3.10%	5.59%	6.17%
Index
Barclays U.S. Aggregate Bond Index[1,14]		2.82%	2.72%	3.60%	4.95%	4.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 3.48%, 3.82%, 3.28%, 2.74% and 3.89% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.43%, 3.80%, 3.26%, 2.68% and 3.87% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.23%, 0.87%, 1.26%, 2.00% and 0.80% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.20%, 1.90% and 0.73% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a -1.16% total return for the six months ended April 30, 2016 and underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which provided a 0.14% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Notable drivers of the global bond market during the six month reporting period were generally moderating growth in both the United States and abroad, uncertainty regarding future global monetary policies and several geopolitical issues. In a well-telegraphed move, the U.S. Federal Reserve (Fed) raised interest rates in December 2015 — the first such occurrence in nearly a decade. However, the Fed has since remained on hold and attempted to pare back expectations for the number of interest rate increases in 2016. Overseas, the European Central Bank and Bank of Japan, to name a few, introduced further policy accommodation in an effort to stimulate growth and ward off deflation. Against this backdrop, the U.S. dollar initially moved higher in the period and then depreciated against other developed market and emerging markets currencies. After generating overall weak results through early February 2016, credit markets subsequently rallied as investor risk appetite generally improved and commodity prices moved higher.

With respect to Fund performance, allocations to investment grade credit and emerging markets hard currency debt detracted from results, while exposures to high yield credit and non-agency mortgage-backed securities ultimately benefited performance. Duration positioning detracted from results, primarily as a result of the portfolio's short positioning in Germany and Japan. However, these negatives were slightly offset by contributions from long duration positions in the United Kingdom and New Zealand. On the upside, the portfolio's active currency positioning contributed to performance.

During the reporting period, the portfolio's aggregate use of futures contracts, forward contracts and credit default swaps detracted from performance.

We are reasonably positive on credit markets and, conversely, we believe U.S. and foreign government bonds remain overvalued. The significant rally in U.S. and foreign government bond yields and widening in credit spreads from June 2014 through early February 2016 suggest to us that the market is pricing in a much higher risk of a recession than we consider likely. We believe credit markets should continue to recover further into the year if we see coordinated dovish central bank actions, better financial conditions, improvement in commodities and the tail risk of a U.S. recession fading and China showing near-term growth stabilization. That said, we think the recovery in risk appetite will be gradual.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, NATHAN KUSH, THOMAS J. MARTHALER,
JON JONSSON AND UGO LANCIONI
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.9%
Corporate Debt Securities	43.1
Exchange Traded Funds	5.1
Foreign Government Securities	11.0
Mortgage-Backed Securities	2.0
U.S. Treasury Securities	7.7
Short-Term Investments	10.4
Cash, receivables and other assets, less liabilities	1.8 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	-1.16%	-2.61%	-1.17%
Class A	02/13/2014	-1.24%	-2.97%	-1.53%
Class C	02/13/2014	-1.60%	-3.59%	-2.21%
Class R6	02/13/2014	-1.02%	-2.43%	-1.05%
With Sales Charge
Class A		-5.47%	-7.10%	-3.43%
Class C		-2.58%	-4.54%	-2.21%
Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[1,14]		0.14%	0.15%	0.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 3.64%, 3.14%, 2.52% and 3.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.54%, 2.61%, 1.55% and 3.20% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.28%, 1.76%, 2.50% and 1.32% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.68%, 1.05%, 1.80% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 28 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following this transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (NBIA).

  As of December 31, 2015, NBM served as each Fund's investment manager and administrator and NBFI served as a subadviser to each Fund. Following the consolidation, the investment professionals of NBM and NBFI who provided services to the Funds under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC** at (800) 877-9700, or visit our website at www.nb.com.

**  It is contemplated that effective July 1, 2016 Neuberger Berman Management LLC will merge with and into Neuberger Berman LLC, which will assume the role of distributor to the Funds.

Glossary of Indices

Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Barclays G.O. Index. The Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Blended benchmark is composed of 65% Barclays Municipal Bond Index and 35% Barclays Municipal High Yield Index:
Barclays Municipal Bond Index:

The Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB- or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/16 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(1) 11/1/15 - 4/30/16	Expense Ratio	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(2) 11/1/15 - 4/30/16	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,024.30	$4.28	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Institutional Class	$1,000.00	$1,026.30	$2.27	0.45%	$1,000.00	$1,022.63	$2.26	0.45%
Class A	$1,000.00	$1,024.40	$4.28	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class C	$1,000.00	$1,021.60	$8.04	1.60%	$1,000.00	$1,016.91	$8.02	1.60%
Emerging Markets Debt
Institutional Class	$1,000.00	$1,076.80	$4.70	0.91%	$1,000.00	$1,020.34	$4.57	0.91%
Class A	$1,000.00	$1,074.80	$6.60	1.28%	$1,000.00	$1,018.50	$6.42	1.28%
Class C	$1,000.00	$1,070.90	$10.45	2.03%	$1,000.00	$1,014.77	$10.17	2.03%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,011.70	$3.50	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$1,010.90	$5.35	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Class C	$1,000.00	$1,006.10	$9.08	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$1,014.50	$4.21	0.84%	$1,000.00	$1,020.69	$4.22	0.84%
Institutional Class	$1,000.00	$1,016.50	$3.41	0.68%	$1,000.00	$1,021.48	$3.42	0.68%
Class A	$1,000.00	$1,013.30	$5.41	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Class C	$1,000.00	$1,010.90	$9.05	1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class R3	$1,000.00	$1,013.30	$6.61	1.32%	$1,000.00	$1,018.30	$6.62	1.32%
Class R6	$1,000.00	$1,016.90	$3.06	0.61%	$1,000.00	$1,021.83	$3.07	0.61%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,049.10	$2.55	0.50%	$1,000.00	$1,022.38	$2.51	0.50%
Class A	$1,000.00	$1,046.10	$4.43	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Class C	$1,000.00	$1,044.30	$8.23	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,028.10	$3.28	0.65%	$1,000.00	$1,021.63	$3.27	0.65%
Institutional Class	$1,000.00	$1,028.90	$2.52	0.50%	$1,000.00	$1,022.38	$2.51	0.50%
Class A	$1,000.00	$1,027.90	$4.39	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Class C	$1,000.00	$1,024.10	$8.15	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
New York Municipal Income Fund
Institutional Class	$1,000.00	$1,029.20	$4.64	0.92%	$1,000.00	$1,020.29	$4.62	0.92%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,007.60	$3.49	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Trust Class	$1,000.00	$1,007.20	$3.99	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Institutional Class	$1,000.00	$1,007.30	$2.50	0.50%	$1,000.00	$1,022.38	$2.51	0.50%
Class A	$1,000.00	$1,006.90	$4.34	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Class C	$1,000.00	$1,001.70	$8.06	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,010.30	$3.75	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$1,009.50	$5.60	1.12%	$1,000.00	$1,019.29	$5.62	1.12%
Class C	$1,000.00	$1,004.80	$9.32	1.87%	$1,000.00	$1,015.56	$9.37	1.87%
Strategic Income Fund
Trust Class	$1,000.00	$1,017.90	$5.42	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Institutional Class	$1,000.00	$1,019.70	$3.67	0.73%	$1,000.00	$1,021.23	$3.67	0.73%
Class A	$1,000.00	$1,017.70	$5.67	1.13%	$1,000.00	$1,019.24	$5.67	1.13%
Class C	$1,000.00	$1,014.20	$9.16	1.83%	$1,000.00	$1,015.76	$9.17	1.83%
Class R6	$1,000.00	$1,019.10	$3.31	0.66%	$1,000.00	$1,021.58	$3.32	0.66%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(1) 11/1/15 - 4/30/16	Expense Ratio	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(2) 11/1/15 - 4/30/16	Expense Ratio
Unconstrained Bond Fund
Institutional Class	$1,000.00	$988.40	$3.26	0.66%	$1,000.00	$1,021.58	$3.32	0.66%
Class A	$1,000.00	$987.60	$5.14	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Class C	$1,000.00	$985.00	$8.78	1.78%	$1,000.00	$1,016.01	$8.92	1.78%
Class R6	$1,000.00	$989.80	$2.97	0.60%	$1,000.00	$1,021.88	$3.02	0.60%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Schedule of Investments Core Bond Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (34.2%)
$7,840	U.S. Treasury Bonds, 6.25%, due 8/15/23	$10,355	@
15,890	U.S. Treasury Bonds, 5.50%, due 8/15/28	21,976	@
2,990	U.S. Treasury Bonds, 4.50%, due 2/15/36	4,067	@
3,870	U.S. Treasury Bonds, 3.88%, due 8/15/40	4,817
8,204	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	8,292
6,917	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	8,115
1,149	U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	1,336
3,115	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	4,469
2,004	U.S. Treasury Inflation-Indexed Bonds, 0.75%, due 2/15/42	1,949
3,740	U.S. Treasury Notes, 0.50%, due 3/31/17 – 4/30/17	3,737
32,345	U.S. Treasury Notes, 0.63%, due 5/31/17	32,340
45	U.S. Treasury Notes, 0.75%, due 2/28/18	45
2,525	U.S. Treasury Notes, 3.63%, due 8/15/19	2,740
5,975	U.S. Treasury Notes, 2.13%, due 12/31/21	6,202	@
3,355	U.S. Treasury Notes, 1.50%, due 2/28/23	3,334
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $111,138)	113,774
U.S. Government Agency Securities (2.4%)
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	720
1,560	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	2,139
1,000	Federal Home Loan Mortgage Corp., Discount Notes, 0.00%, due 2/17/17	996	[b]
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,199
1,170	Federal National Mortgage Association, Notes, 2.13%, due 4/24/26	1,167
1,855	Residual Funding Corp., Bonds, 0.00%, due 4/15/30	1,254
250	Tennessee Valley Authority, Senior Unsecured Notes, 5.25%, due 9/15/39	321
	Total U.S. Government Agency Securities (Cost $7,636)	7,796
Mortgage-Backed Securities (33.8%)
Collateralized Mortgage Obligations (0.0%)
14	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.68%, due 5/25/32	13	µ
Commercial Mortgage-Backed (5.2%)
305	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	307
413	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	421
378	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	393	[i]
3,510	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.40%, due 9/10/46	176	µg
4,954	Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class XA, 1.24%, due 10/10/47	329	µg
2,627	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.59%, due 2/10/48	237	µg
550	Citigroup Commercial Mortgage Trust, Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	590
307	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	312
502	COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	514	[i]
6,919	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.34%, due 5/10/47	416	µg
723	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.30%, due 12/10/49	755	µ
6,406	Commercial Mortgage Trust, Ser. 2013-CR11, Class XA, 1.34%, due 10/10/46	383	µg
7,099	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.40%, due 4/10/47	429	µg
4,500	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.55%, due 4/10/47	297	µg
3,970	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.50%, due 6/10/47	279	µg
4,961	Commercial Mortgage Trust, Ser. 2014-UBS6, Class XA, 1.22%, due 12/10/47	295	µg
335	Commercial Mortgage Trust, Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	359

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$58	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.89%, due 6/15/39	$60	µ
88	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	88
520	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.14%, due 9/15/39	539	µ
76	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	78
737	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	761	[i]
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.27%, due 2/15/41	261	µ
3,215	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.23%, due 1/10/45	269	ñµg
1,319	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.99%, due 8/10/45	1,354	µ
4,500	GS Mortgage Securities Trust, Ser. 2014-GC18, Class XA, 1.42%, due 1/10/47	279	µg
335	GS Mortgage Securities Trust, Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	360
1,756	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,795
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,256	[i]
4,724	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.38%, due 6/15/47	292	µg
710	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	762
68	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	68
2,859	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.95%, due 12/10/45	237	ñµg
1,778	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.24%, due 8/10/49	157	ñµg
500	Wells Fargo Commercial Mortgage Trust, Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	533
7,258	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.60%, due 3/15/45	394	ñµg
6,451	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 1.09%, due 11/15/47	366	µg
15,571	WF-RBS Commercial Mortgage Trust, Ser. 2014-C22, Class XA, 1.10%, due 9/15/57	827	µg
		17,228
Fannie Mae (16.9%)
1,324	Pass-Through Certificates, 2.50%, due 4/1/30 – 1/1/31	1,362
4,719	Pass-Through Certificates, 3.00%, due 8/1/29 – 5/1/45	4,899
8,278	Pass-Through Certificates, 3.50%, due 12/1/41 – 1/1/46	8,697
11,938	Pass-Through Certificates, 4.00%, due 2/1/41 – 12/1/45	12,797
10,882	Pass-Through Certificates, 4.50%, due 9/1/23 – 11/1/44	11,866	Ø
4,656	Pass-Through Certificates, 5.00%, due 1/1/17 – 1/1/44	5,152
2,236	Pass-Through Certificates, 5.50%, due 11/1/22 – 3/1/41	2,509
1,185	Pass-Through Certificates, 6.00%, due 3/1/33 – 11/1/38	1,352
1,225	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	1,280	[t]
1,440	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	1,509	[t]
4,155	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	4,439	[t]
230	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	250	[t]
210	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	232	[t]
		56,344
Freddie Mac (8.2%)
179	Pass-Through Certificates, 2.50%, due 4/1/37	189	µ
135	Pass-Through Certificates, 2.55%, due 2/1/37	142	µ
5,098	Pass-Through Certificates, 3.50%, due 7/1/42 – 3/1/46	5,349
8,503	Pass-Through Certificates, 4.00%, due 11/1/40 – 2/1/46	9,093
4,318	Pass-Through Certificates, 4.50%, due 6/1/39 – 2/1/45	4,708
472	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	518
1,184	Pass-Through Certificates, 5.50%, due 12/1/22 – 11/1/38	1,327
23	Pass-Through Certificates, 6.00%, due 12/1/37	26
5	Pass-Through Certificates, 6.50%, due 11/1/25	6

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$1,755	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	$1,838	[t]
3,785	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	4,041	[t]
		27,237
Government National Mortgage Association (3.5%)
1,347	Pass-Through Certificates, 3.50%, due 1/20/43 – 3/20/46	1,425
2,524	Pass-Through Certificates, 4.00%, due 11/20/44 – 1/20/46	2,698
3,605	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	3,807	[t]
3,445	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	3,676	[t]
		11,606
	Total Mortgage-Backed Securities (Cost $112,467)	112,428
Corporate Debt Securities (25.3%)
Auto Manufacturers (2.1%)
800	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.55%, due 10/5/18	810
830	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.34%, due 3/18/21	859
1,635	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.10%, due 5/4/23	1,635
1,140	Ford Motor Credit Co. LLC, Senior Unsecured Global Medium-Term Notes, 4.39%, due 1/8/26	1,231
560	General Motors Co., Senior Unsecured Notes, 6.60%, due 4/1/36	655
830	General Motors Financial Co., Inc., Guaranteed Notes, 3.10%, due 1/15/19	851
840	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, due 7/13/25	862
		6,903
Banks (8.4%)
1,085	Bank of America Corp., Senior Unsecured Global Medium-Term Notes, 2.63%, due 4/19/21	1,091
630	Bank of America Corp., Subordinated Medium-Term Notes, 4.00%, due 1/22/25	630
325	Bank of America Corp., Subordinated Notes, Ser. L, 3.95%, due 4/21/25	324
1,395	Bank of America Corp., Subordinated Global Medium-Term Notes, 4.45%, due 3/3/26	1,446
2,275	Bank of America Corp., Senior Unsecured Global Medium-Term Notes, 3.50%, due 4/19/26	2,301
820	Barclays PLC, Senior Unsecured Notes, 2.00%, due 3/16/18	815
1,149	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	1,164
575	Citigroup, Inc., Subordinated Notes, 4.40%, due 6/10/25	594
1,075	Citigroup, Inc., Subordinated Notes, 4.45%, due 9/29/27	1,097
295	Citigroup, Inc., Subordinated Notes, 5.30%, due 5/6/44	315
705	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	691	µ
485	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, due 7/27/20	492
1,340	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.00%, due 4/25/19	1,344
920	Goldman Sachs Group, Inc., Subordinated Notes, 4.25%, due 10/21/25	939
1,695	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, due 2/25/26	1,742
1,565	Goldman Sachs Group, Inc., Subordinated Notes, 5.15%, due 5/22/45	1,606
1,350	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	1,315	µ
540	JPMorgan Chase & Co., Subordinated Notes, 4.13%, due 12/15/26	563
705	JPMorgan Chase & Co., Subordinated Notes, 4.95%, due 6/1/45	762
1,185	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	1,212	µ
1,415	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	1,362	µ
1,035	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 2.50%, due 4/21/21	1,038
705	Morgan Stanley, Subordinated Global Medium-Term Notes, 4.35%, due 9/8/26	728
1,375	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	1,310	µ
525	MUFG Union Bank N.A., Senior Unsecured Bank Notes, 2.25%, due 5/6/19	530
1,450	UBS Group Funding Jersey Ltd., Guaranteed Notes, 3.00%, due 4/15/21	1,454	ñ
See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$380	Wells Fargo & Co., Subordinated Medium-Term Notes, 4.65%, due 11/4/44	$394
515	Wells Fargo & Co., Subordinated Global Medium-Term Notes, 4.90%, due 11/17/45	557
		27,816
Beverages (0.2%)
640	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, due 2/1/46	723
Biotechnology (0.3%)
740	Biogen, Inc., Senior Unsecured Notes, 5.20%, due 9/15/45	843
Commercial Services (0.2%)
700	ERAC USA Finance LLC, Guaranteed Notes, 2.35%, due 10/15/19	706	ñ
Computers (1.0%)
1,330	Apple, Inc., Senior Unsecured Notes, 4.65%, due 2/23/46	1,463
1,250	HP Enterprise Co., Senior Unsecured Notes, 4.90%, due 10/15/25	1,295	ñ
830	Seagate HDD Cayman, Guaranteed Notes, 4.88%, due 6/1/27	583	ñ
		3,341
Diversified Financial Services (0.7%)
400	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	407
1,230	Synchrony Financial, Senior Unsecured Notes, 2.60%, due 1/15/19	1,239
701	Visa, Inc., Senior Unsecured Notes, 4.30%, due 12/14/45	772
		2,418
Electric (1.8%)
665	Dominion Resources, Inc., Senior Unsecured Notes, 3.90%, due 10/1/25	699
760	Duke Energy Carolinas LLC, First Mortgage, 3.88%, due 3/15/46	792
1,205	Exelon Corp., Senior Unsecured Notes, 3.40%, due 4/15/26	1,228
875	Exelon Corp., Senior Unsecured Notes, 4.45%, due 4/15/46	903
620	NextEra Energy Capital Holdings, Inc., Guaranteed Notes, 1.59%, due 6/1/17	621
725	South Carolina Electric & Gas Co., First Mortgage, 5.10%, due 6/1/65	821
980	Southern Power Co., Senior Unsecured Notes, Ser. 15B, 2.38%, due 6/1/20	988
		6,052
Food (0.3%)
695	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/27/44	667	ñ
420	Kraft Heinz Foods Co., Guaranteed Notes, 5.20%, due 7/15/45	483	ñ
		1,150
Healthcare - Services (0.1%)
390	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.50%, due 3/30/20	393
Healthcare-Products (0.3%)
1,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.00%, due 4/15/23	1,013

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Housewares (0.2%)
$450	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, due 4/1/46	$500
Insurance (0.9%)
650	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	669	µ
1,350	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.13%, due 3/15/26	1,405
870	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	862	µ
		2,936
Media (1.9%)
1,450	CCO Safari II LLC, Senior Secured Notes, 3.58%, due 7/23/20	1,506	ñ
345	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	372	ñ
520	CCO Safari II LLC, Senior Secured Notes, 6.48%, due 10/23/45	611	ñ
640	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, due 6/15/20	647
375	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	376
460	Viacom, Inc., Senior Unsecured Notes, 2.75%, due 12/15/19	464
1,635	Viacom, Inc., Senior Unsecured Notes, 3.88%, due 4/1/24	1,635
1,055	Viacom, Inc., Senior Unsecured Notes, 4.38%, due 3/15/43	835
		6,446
Mining (0.1%)
320	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	278	ñ
Office - Business Equipment (0.1%)
450	Xerox Corp., Senior Unsecured Notes, 2.75%, due 9/1/20	433
Oil & Gas (1.1%)
560	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	550
1,205	BP Capital Markets PLC, Guaranteed Notes, 3.12%, due 5/4/26	1,216	Ø
810	ConocoPhillips Co., Guaranteed Notes, 2.20%, due 5/15/20	810
750	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, due 6/1/25	670
475	Shell Int'l Finance BV, Guaranteed Notes, 4.38%, due 5/11/45	507
		3,753
Pharmaceuticals (1.7%)
1,215	AbbVie, Inc., Senior Unsecured Notes, 2.50%, due 5/14/20	1,236
1,780	Actavis Funding SCS, Guaranteed Notes, 3.45%, due 3/15/22	1,826
565	Express Scripts Holding Co., Guaranteed Notes, 2.25%, due 6/15/19	572
1,475	Express Scripts Holding Co., Guaranteed Notes, 4.50%, due 2/25/26	1,582
471	Mylan NV, Guaranteed Notes, 3.75%, due 12/15/20	487	ñ
		5,703
Pipelines (1.1%)
650	Energy Transfer Partners L.P., Senior Unsecured Notes, 4.15%, due 10/1/20	642
320	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	321
690	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	669
715	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	715
1,115	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	1,038
175	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	158
		3,543

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Real Estate (0.5%)
	$685	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	$684	ñ
	945	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 2.70%, due 9/17/19	957	ñ
			1,641
Real Estate Investment Trusts (0.3%)
	915	Omega Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	892
Telecommunications (2.0%)
	2,200	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	2,369
	1,155	AT&T, Inc., Senior Unsecured Notes, 4.75%, due 5/15/46	1,163
	570	Verizon Communications, Inc., Senior Unsecured Notes, 5.05%, due 3/15/34	622
	1,905	Verizon Communications, Inc., Senior Unsecured Notes, 4.27%, due 1/15/36	1,915
	685	Verizon Communications, Inc., Senior Unsecured Notes, 5.01%, due 8/21/54	697
			6,766
		Total Corporate Debt Securities (Cost $82,595)	84,249
Asset-Backed Securities (3.6%)
	1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 1.00%, due 4/25/36	1,237	µ
	1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 1.14%, due 5/25/35	1,109	µ
	530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.94%, due 9/25/35	480	µ
	1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.92%, due 10/25/35	976	µ
	15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.90%, due 12/25/33	14	µ
	110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.81%, due 1/25/36	103	µ
	250	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, 0.94%, due 10/25/34	230	µ
	22	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.66%, due 4/25/33	22	µ
	775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.41%, due 4/25/35	686	µ
	1,410	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, 0.79%, due 3/25/36	1,226	µ
	720	Morgan Stanley ABS Capital I, Inc., Ser. 2006-NC1, Class M1, 0.82%, due 12/25/35	595	µ
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.90%, due 1/25/36	1,150	µ
	7	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 1.12%, due 3/25/33	6	µ
	750	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.92%, due 4/25/35	696	µ
	770	Residential Asset Mortgage Products, Inc., Ser. 2005-RS7, Class M1, 0.94%, due 7/25/35	712	µ
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.98%, due 3/25/35	8	µ
	775	Soundview Home Equity Loan Trust, Ser. 2005-DO1, Class M5, 1.40%, due 5/25/35	679	µ
	1,560	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 1.11%, due 6/25/35	1,374	µ
	900	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.91%, due 11/25/35	755	µ
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 1.12%, due 1/25/34	4	µ
		Total Asset-Backed Securities (Cost $11,958)	12,062
Foreign Government Securities (2.3%)
Sovereign (2.3%)
EUR	530	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	765	[r]
EUR	635	Italy Buoni Poliennali Del Tesoro, Bonds, 3.25%, due 9/1/46	824	ñr
MXN	33,660	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	2,265
ZAR	39,260	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	1,942	@
EUR	1,070	Spain Government Bond, Bonds, 5.15%, due 10/31/44	1,809	ñr
		Total Foreign Government Securities (Cost $8,499)	7,605

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)
Short-Term Investments (4.3%)
14,375,900	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $14,376)	$14,376	h@
	Total Investments (105.9%) (Cost $348,669)	352,290	##
	Liabilities, less cash, receivables and other assets [(5.9%)]	(19,554)[d]
	Total Net Assets (100.0%)	$332,736

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	38 Euro-Buxl Bond, 30 Year	Short	$2,313
June 2016	32 Euro FX Currency	Short	(144,266)
June 2016	21 Euro-OAT	Short	(28,587)
June 2016	42 USD Interest Rate Swap, 10 Year	Short	(30,489)
June 2016	73 MXN Currency	Short	(77,291)
June 2016	13 U.S. Treasury Bond, Ultra Long	Short	57,016
June 2016	70 U.S. Treasury Note, 2 Year	Short	4,458
June 2016	26 U.S. Treasury Note, 5 Year	Short	8,929
June 2016	64 U.S. Treasury Note, 10 Year	Short	73,269
June 2016	58 ZAR Currency	Short	(167,550)
June 2016	1 NZD Currency	Long	1,966
June 2016	3 U.S. Treasury Bond, Long	Long	(5,376)
June 2016	44 U.S. Treasury Bond, 10 Year Ultra	Long	(18,451)
Total			$(324,059)

At April 30, 2016, the notional value of futures for the Fund was $6,744,328 for long positions and $(52,987,483) for short positions. The Fund had deposited $840,239 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $46,701,437 for long positions and $(51,662,191) for short positions.

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Corporate Debt Securities (28.3%)
Argentina (1.0%)
ARS	6,775	Letras del Banco Central de la Republica Argentina, Bills, 0.00%, due 5/26/16	$461	[b]
ARS	2,163	Letras del Banco Central de la Republica Argentina, Bills, 0.00%, due 6/1/16	146	[b]
ARS	2,175	Letras del Banco Central de la Republica Argentina, Bills, 0.00%, due 6/15/16	145	[b]
	$124	YPF SA, Senior Unsecured Notes, 8.50%, due 3/23/21	130	ñ@
	200	YPF SA, Senior Unsecured Notes, 8.75%, due 4/4/24	209	r@
			1,091
Azerbaijan (0.7%)
	200	Southern Gas Corridor CJSC, Guaranteed Notes, 6.88%, due 3/24/26	205	r@
	380	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 6.95%, due 3/18/30	362	r@
	200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 6.95%, due 3/18/30	190	r@
			757
Brazil (2.7%)
	300	Banco do Brasil SA, Subordinated Notes, 5.88%, due 1/26/22	284	r@
	200	Braskem America Finance Co., Guaranteed Notes, 7.13%, due 7/22/41	178	r@
	400	Brazil Minas SPE via State of Minas Gerais, Senior Unsecured Government Guaranteed Notes, 5.33%, due 2/15/28	344	r@
	200	Cosan Luxembourg SA, Guaranteed Notes, 5.00%, due 3/14/23	179	r@
	200	Fibria Overseas Finance Ltd., Guaranteed Notes, 5.25%, due 5/12/24	198	@
	150	Itau Unibanco Holding SA, Subordinated Notes, 5.75%, due 1/22/21	153	r@
	300	JBS Investments GmbH, Guaranteed Notes, 7.75%, due 10/28/20	308	[r]
	300	Marfrig Overseas Ltd., Guaranteed Notes, 9.50%, due 5/4/20	307	r@
	380	Minerva Luxembourg SA, Guaranteed Notes, 7.75%, due 1/31/23	386	r@
	400	Petrobras Global Finance BV, Guaranteed Notes, 5.75%, due 1/20/20	367	@
	200	Petrobras Global Finance BV, Guaranteed Notes, 5.38%, due 1/27/21	178	@
	150	Suzano Trading Ltd., Guaranteed Notes, 5.88%, due 1/23/21	153	r@
	25	Vale Overseas Ltd., Guaranteed Unsecured Notes, 8.25%, due 1/17/34	26	@
	100	Vale Overseas Ltd., Guaranteed Notes, 6.88%, due 11/21/36	90	@
			3,151
Chile (1.1%)
	240	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.50%, due 8/1/24	248	@
	200	Colbun SA, Senior Unsecured Notes, 6.00%, due 1/21/20	221	[r]
	200	Empresa Electrica Angamos SA, Senior Secured Notes, 4.88%, due 5/25/29	189	[r]
	200	GNL Quintero SA, Senior Unsecured Notes, 4.63%, due 7/31/29	202	r@
	200	Itau CorpBanca SA, Senior Unsecured Notes, 3.88%, due 9/22/19	206	[r]
	250	VTR Finance BV, Senior Secured Notes, 6.88%, due 1/15/24	250	r@
			1,316
China (2.0%)
	200	Alibaba Group Holding Ltd., Guaranteed Notes, 3.60%, due 11/28/24	202	@
	200	Baidu, Inc., Senior Unsecured Notes, 4.13%, due 6/30/25	210	@
	200	Baosteel Financing 2015 Pty Ltd., Guaranteed Notes, 3.88%, due 1/28/20	203	[r]
	200	China Overseas Finance Cayman VI Ltd., Guaranteed Notes, 6.45%, due 6/11/34	219	r@
	205	CNOOC Finance 2011 Ltd., Guaranteed Notes, 4.25%, due 1/26/21	218	r@
	200	Huarong Finance II Co. Ltd., Guaranteed Notes Euro Medium-Term Notes, 5.00%,	207	[r]
		due 11/19/25

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
	$200	Longfor Properties Co. Ltd., Senior Unsecured Notes, 6.75%, due 1/29/23	$214	r@
	400	Moon Wise Global Ltd., Guaranteed Notes, 9.00%, due 1/29/49	434	rµ@
	200	Sino-Ocean Land Treasure Finance I Ltd., Guaranteed Notes, 6.00%, due 7/30/24	207	[r]
	200	Sinopec Group Overseas Development 2014 Ltd., Guaranteed Notes, 4.38%, due 4/10/24	213	r@
			2,327
Colombia (2.2%)
	267	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.88%, due 4/21/25	263	ñ@
	200	Banco de Bogota SA, Subordinated Notes, 5.38%, due 2/19/23	201	r@
	149	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	121	@
	570	Empresa de Energia de Bogota SA ESP, Senior Unsecured Notes, 6.13%, due 11/10/21	594	r@
COP	1,278,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.38%, due 2/1/21	428	r@
COP	807,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.63%, due 9/10/24	249	ñ@
	$437,000	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes, 7.88%, due 8/12/24	132	ñ@
	360	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	365	r@
	150	Pacific Exploration and Production Corp., Guaranteed Notes, 7.25%, due 12/12/21	23	r@‡
	470	Pacific Exploration and Production Corp., Guaranteed Notes, 5.13%, due 3/28/23	69	r@‡
	175	Pacific Exploration and Production Corp., Guaranteed Notes, 5.63%, due 1/19/25	26	r@‡
	175	Pacific Exploration and Production Corp., Guaranteed Notes, 5.63%, due 1/19/25	26	ñ@‡
			2,497
Guatemala (0.4%)
	200	Cementos Progreso Trust, Guaranteed Notes, 7.13%, due 11/6/23	213	ñ@
	260	Comcel Trust via Comunicaciones Celulares SA, Guaranteed Notes, 6.88%, due 2/6/24	246	ñ@
			459
Hong Kong (1.4%)
	250	Bank of East Asia Ltd., Subordinated Euro Medium-Term Notes, 4.25%, due 11/20/24	252	µr@
	350	CLP Power HK Finance Ltd., Guaranteed Notes, 4.25%, due 5/29/49	357	µr@
	200	Hutchison Whampoa Int'l 14 Ltd., Guaranteed Notes, 3.63%, due 10/31/24	208	r@
	200	New World China Land Ltd., Senior Unsecured Euro Medium-Term Notes, 5.38%,	210	r@
		due 11/6/19
	180	Noble Group Ltd., Senior Unsecured Notes, 6.75%, due 1/29/20	127	r@
	250	Shimao Property Holdings Ltd., Guaranteed Notes, 8.13%, due 1/22/21	271	r@
	200	Sun Hung Kai Properties Capital Market Ltd., Guaranteed Euro Medium-Term Notes, 3.63%,	208	r@
		due 1/16/23
			1,633
India (1.5%)
	250	Bharti Airtel Int'l Netherlands BV, Guaranteed Notes, 5.35%, due 5/20/24	271	ñ@
	300	ICICI Bank Ltd./Dubai, Senior Unsecured Notes, 4.00%, due 3/18/26	300	ñ
	300	IDBI Bank Ltd./DIFC Dubai, Senior Unsecured Euro Medium-Term Notes, 3.75%, due 1/25/19	306	r@
	200	Indian Oil Corp. Ltd., Senior Unsecured Notes, 5.75%, due 8/1/23	224	[r]
	250	ONGC Videsh Ltd., Guaranteed Notes, 3.75%, due 5/7/23	249	r@
	250	Reliance Industries Ltd., Senior Unsecured Notes, 4.88%, due 2/10/45	239	ñ
	200	Vedanta Resources PLC, Senior Unsecured Notes, 8.25%, due 6/7/21	159	[r]
			1,748

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT[a]		VALUE†
	(000's omitted)		(000's omitted)
	Indonesia (0.7%)
	$300	Listrindo Capital BV, Guaranteed Notes, 6.95%, due 2/21/19	$312	ñ@
	350	Pertamina Persero PT, Senior Unsecured Notes, 5.63%, due 5/20/43	324	ñ@
	200	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	204	r@
			840
	Israel (0.4%)
	400	Israel Electric Corp. Ltd., Senior Secured Notes, 9.38%, due 1/28/20	489	r@
	Jamaica (0.6%)
	500	Digicel Group Ltd., Senior Unsecured Notes, 8.25%, due 9/30/20	456	r@
	200	Digicel Ltd., Senior Unsecured Notes, 6.00%, due 4/15/21	183	r@
			639
	Kazakhstan (0.3%)
	200	KazMunayGas National Co., JSC, Senior Unsecured Notes, 9.13%, due 7/2/18	219	[r]
	200	Zhaikmunai LLP, Guaranteed Notes, 6.38%, due 2/14/19	165	r@
			384
	Korea (0.5%)
	218	Korea National Oil Corp., Senior Unsecured Notes, 2.13%, due 4/14/21	217	ñ
	200	Shinhan Bank, Subordinated Notes, 3.88%, due 3/24/26	202	ñ
	200	Woori Bank Co., Ltd., Subordinated Notes, 4.75%, due 4/30/24	207	ñ@
			626
	Mexico (3.2%)
	325	Alfa SAB de CV, Senior Unsecured Notes, 6.88%, due 3/25/44	335	ñ@
	200	Alpek SAB de CV, Guaranteed Notes, 5.38%, due 8/8/23	213	r@
	200	BBVA Bancomer SA, Subordinated Notes, 6.75%, due 9/30/22	219	r@
	200	Cemex SAB de CV, Senior Secured Notes, 7.75%, due 4/16/26	214	ñ
	100	Controladora Mabe SA de CV, Guaranteed Notes, 7.88%, due 10/28/19	111	[r]
	200	Elementia SAB de CV, Guaranteed Notes, 5.50%, due 1/15/25	199	r@
	242	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	233	r@
	200	JB y Cia SA de CV, Guaranteed Notes, 3.75%, due 5/13/25	202	[r]
MXN	9,090	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	465	[r]
	$41	Petroleos Mexicanos, Guaranteed Notes, 6.88%, due 8/4/26	45	ñ
	700	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	699	@
	200	Sigma Alimentos SA de CV, Senior Unsecured Notes, 4.13%, due 5/2/26	200	ñ
	200	Trust F/1401, Senior Unsecured Notes, 5.25%, due 12/15/24	208	r@
	400	Unifin Financiera SA de CV, Guaranteed Notes, 6.25%, due 7/22/19	384	r@
			3,727
	Morocco (0.3%)
	350	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 5.63%, due 4/25/24	367	ñ@
	Netherlands (0.2%)
	200	GTH Finance BV, Guaranteed Notes, 7.25%, due 4/26/23	200	ñ

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Panama (0.2%)
$200	Sable Int'l Finance Ltd., Guaranteed Notes, 6.88%, due 8/1/22	$205	ñ@
Peru (1.2%)
200	Abengoa Transmision Sur SA, Senior Secured Notes, 6.88%, due 4/30/43	206	ñ@
200	BBVA Banco Continental SA, Subordinated Notes, 5.25%, due 9/22/29	204	µr@
271	Corp. Financiera de Desarrollo SA, Subordinated Notes, 5.25%, due 7/15/29	276	ñµ@
83	InRetail Consumer, Guaranteed Notes, 5.25%, due 10/10/21	85	ñ
205	Southern Copper Corp., Senior Unsecured Notes, 7.50%, due 7/27/35	220	@
50	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	50	@
312	Union Andina de Cementos SAA, Senior Unsecured Notes, 5.88%, due 10/30/21	321	ñ@
		1,362
Qatar (0.1%)
100	Nakilat, Inc., Senior Secured Notes, 6.07%, due 12/31/33	114	[r]
Russia (2.1%)
200	Alfa Bank OJSC via Alfa Bond Issuance PLC, Senior Unsecured Notes, 7.75%, due 4/28/21	220	r@
200	Bank Otkritie Financial Corp OJSC via OFCB Capital PLC, Senior Unsecured Notes, 7.25%, due 4/25/18	206	r@
600	Credit Bank of Moscow via CBOM Finance PLC, Senior Unsecured Notes, 7.70%, due 2/1/18	618	r@
200	Credit Bank of Moscow via CBOM Finance PLC, Subordinated Notes, 8.70%, due 11/13/18	197	r@
200	Mobile Telesystems OJSC via MTS Int'l Funding Ltd., Senior Unsecured Notes, 5.00%, due 5/30/23	200	r@
200	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, Ser. 7, 5.72%, due 6/16/21	211	r@
200	Sistema JSFC Via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	211	ñ@
200	VimpelCom Holdings BV, Guaranteed Notes, 7.50%, due 3/1/22	213	[r]
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Euro Medium-Term Notes, 6.80%, due 11/22/25	314	r@
		2,390
Singapore (0.6%)
300	Global Logistic Properties Ltd., Senior Unsecured Euro Medium-Term Notes, 3.88%,	300	r@
	due 6/4/25
350	Oversea-Chinese Banking Corp. Ltd., Subordinated Notes, 3.15%, due 3/11/23	355	µr@
		655
South Africa (1.0%)
250	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 6.75%, due 8/6/23	235	r@
200	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 7.13%, due 2/11/25	190	ñ@
200	FirstRand Bank Ltd., Senior Unsecured Euro Medium-Term Notes, 4.25%, due 4/30/20	201	[r]
400	Gold Fields Orogen Holdings BVI Ltd., Guaranteed Notes, 4.88%, due 10/7/20	374	[r]
200	Myriad Int'l Holdings BV, Guaranteed Notes, 5.50%, due 7/21/25	205	ñ@
		1,205
Thailand (0.9%)
200	Krung Thai Bank PCL, Subordinated Euro Medium-Term Notes, 5.20%, due 12/26/24	206	µr
200	PTT Exploration & Production PCL, Junior Subordinated Notes, 4.88%, due 12/29/49	198	µr
200	PTT Global Chemical PCL, Senior Unsecured Notes, 4.25%, due 9/19/22	213	r@

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$200	PTT PCL, Senior Unsecured Notes, 4.50%, due 10/25/42	$194	[r]
200	Thai Oil PCL, Senior Unsecured Notes, 3.63%, due 1/23/23	203	[r]
		1,014
Trinidad And Tobago (0.4%)
400	Columbus Int'l, Inc., Guaranteed Notes, 7.38%, due 3/30/21	425	r@
Tunisia (0.2%)
294	Banque Centrale de Tunisie SA, Senior Unsecured Notes, 5.75%, due 1/30/25	265	ñ
Turkey (1.0%)
200	Akbank TAS, Senior Unsecured Notes, 5.13%, due 3/31/25	199	ñ@
300	Finansbank AS, Senior Unsecured Notes, 6.25%, due 4/30/19	319	r@
200	TC Ziraat Bankasi AS, Senior Unsecured Notes, 4.75%, due 4/29/21	201	ñ
200	Turkiye Vakiflar Bankasi Tao, Subordinated Notes, 6.00%, due 11/1/22	200	r@
200	Yapi ve Kredi Bankasi AS, Senior Unsecured Notes, 5.25%, due 12/3/18	208	ñ@
		1,127
United Arab Emirates (1.1%)
320	DP World Ltd., Senior Unsecured Notes, 6.85%, due 7/2/37	331	ñ@
200	Emirates NBD PJSC, Subordinated Euro Medium-Term Notes, 4.88%, due 3/28/23	207	rµ@
450	MAF Global Securities Ltd., Guaranteed Notes, 7.13%, due 10/29/49	472	rµ@
200	NBK Tier 1 Financing Ltd., Guaranteed Notes, 5.75%, due 12/29/49	199	rµ
		1,209
Venezuela (0.3%)
80	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	44	[r]
730	Petroleos de Venezuela SA, Guaranteed Notes, 6.00%, due 5/16/24	248	r@
		292
	Total Corporate Debt Securities (Cost $33,319)	32,514
Foreign Government Securities (63.9%)
Angola (0.2%)
280	Angolan Government International Bond, Senior Unsecured Notes, 9.50%, due 11/12/25	275	[r]
Argentina (3.4%)
280	Argentina Bonar Bonds, Bonds, 8.75%, due 5/7/24	305
627	Argentine Bonad Bonds, Bonds, 0.75%, due 2/22/17	591
313	Argentine Bonad Bonds, Bonds, 2.40%, due 3/18/18	279
200	Argentine Republic Government International Bond, Senior Unsecured Notes, 6.88%, due 4/22/21	206	[r]

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
	$200	Argentine Republic Government International Bond, Senior Unsecured Notes, 7.50%, due 4/22/26	$203	[r]
EUR	925	Argentine Republic Government International Bond, Senior Unsecured Notes, 7.82%, due 12/31/33	1,062	‡
	$673	Argentine Republic Government International Bond, Senior Unsecured Notes, 8.28%, due 12/31/33	705	‡
	519	Argentine Republic Government International Bond, Senior Unsecured Notes, 8.28%, due 12/31/33	536	‡
			3,887
Armenia (0.2%)
	287	Republic of Armenia, Unsecured Notes, 7.15%, due 3/26/25	286	ñ@
Belize (0.3%)
	508	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	290	**r@
Bermuda (0.3%)
	300	Bermuda Government International Bond, Senior Unsecured Notes, 4.85%, due 2/6/24	318	[r]
Brazil (2.4%)
BRL	6,925	Brazil Letras do Tesouro Nacional, Bills, 12.38%-15.19%, due 1/1/19	1,472	[b]
	$673	Brazilian Government International Bond, Senior Unsecured Notes, 4.88%, due 1/22/21	685	@
	500	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	576	@
			2,733
Colombia (4.6%)
COP	423,000	Colombia Government International Bond, Senior Unsecured Notes, 4.38%, due 3/21/23	125
EUR	200	Colombia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 3.88%, due 3/22/26	237
COP	921,000	Colombia Government International Bond, Senior Unsecured Notes, 9.85%, due 6/28/27	372	@
	$100	Colombia Government International Bond, Senior Unsecured Notes, 7.38%, due 9/18/37	121	@
	710	Colombia Government International Bond, Senior Unsecured Notes, 5.63%, due 2/26/44	724	@
COP	5,171,800	Colombian TES, Bonds, Ser. B, 7.00%, due 5/4/22	1,748
COP	741,600	Colombian TES, Bonds, Ser. B, 7.50%, due 8/26/26	249
COP	3,681,300	Colombian TES, Bonds, Ser. B, 6.00%, due 4/28/28	1,076
COP	1,965,700	Colombian TES, Bonds, Ser. B, 7.75%, due 9/18/30	658
			5,310
Costa Rica (0.3%)
	$320	Costa Rica Government International Bond, Senior Unsecured Notes, 7.00%, due 4/4/44	297	[r]
Cote D'Ivoire (0.9%)
	1,100	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	1,001	**r@
Croatia (1.2%)
	400	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	441	r@
	200	Croatia Government International Bond, Senior Unsecured Notes, 6.63%, due 7/14/20	221	r@
	600	Croatia Government International Bond, Senior Unsecured Notes, 6.38%, due 3/24/21	661	[r]
EUR	100	Croatia Government International Bond, Senior Unsecured Notes, 3.00%, due 3/11/25	108	[r]
			1,431

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Dominican Republic (0.8%)
DOP	2,040	Dominican Republic International Bond, Senior Unsecured Notes, 11.00%, due 1/5/18	$45	rÑ
DOP	1,200	Dominican Republic International Bond, Bonds, 15.95%, due 6/4/21	32	rÑ
DOP	10,330	Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	226	Ñ
DOP	8,900	Dominican Republic International Bond, Bonds, 11.50%, due 5/10/24	206	rÑ
	$280	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	297	[r]
	123	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	130	ñ
			936
Ecuador (0.9%)
	200	Ecuador Government International Bond, Senior Unsecured Notes, 10.50%, due 3/24/20	189	ñ
	200	Ecuador Government International Bond, Unsecured Notes, 10.50%, due 3/24/20	189	[r]
	730	Ecuador Government International Bond, Senior Unsecured Notes, 7.95%, due 6/20/24	633	r@
			1,011
Egypt (0.2%)
	224	Egypt Government International Bond, Senior Unsecured Notes, 5.88%, due 6/11/25	201	ñ
El Salvador (0.5%)
	504	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	444	r@
	100	El Salvador Government International Bond, Senior Unsecured Notes, 7.65%, due 6/15/35	89	r@
			533
Ghana (0.3%)
	400	Republic of Ghana, Government Guaranteed Notes, 10.75%, due 10/14/30	396	[r]
Hungary (6.2%)
HUF	30,500	Hungary Government Bond, Bonds, 7.50%, due 11/12/20	138
HUF	123,090	Hungary Government Bond, Bonds, 7.00%, due 6/24/22	564
HUF	422,460	Hungary Government Bond, Bonds, 6.00%, due 11/24/23	1,894
HUF	389,000	Hungary Government Bond, Bonds, 5.50%, due 6/24/25	1,695
HUF	117,190	Hungary Government Bond, Bonds, 6.75%, due 10/22/28	575
	$1,540	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	2,198	@
			7,064
Indonesia (6.8%)
	800	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	1,115	r@
IDR	3,500,000	Indonesia Treasury Bond, Senior Unsecured Notes, 7.88%, due 4/15/19	269	@
IDR	22,400,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/24	1,766	@
IDR	8,000,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 9/15/26	632
IDR	9,975,000	Indonesia Treasury Bond, Senior Unsecured Notes, 9.00%, due 3/15/29	819	@
IDR	9,804,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.75%, due 5/15/31	795	@
IDR	10,544,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/34	833	@
IDR	19,500,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.25%, due 5/15/36	1,523
			7,752
Iraq (0.4%)
	$640	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	457	[r]

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Jamaica (0.2%)
	$200	Jamaica Government International Bond, Senior Unsecured Notes, 7.88%, due 7/28/45	$208
Kenya (0.7%)
KES	90,000	Kenya Infrastructure Bond, Bonds, 11.00%, due 9/15/25	844	@
Malaysia (3.5%)
	$1,000	1MDB Global Investments Ltd., Senior Unsecured Notes, 4.40%, due 3/9/23	880	r@
MYR	2,000	Malaysia Government Bond, Senior Unsecured Notes, 3.65%, due 10/31/19	515	@
MYR	880	Malaysia Government Bond, Senior Unsecured Notes, 3.49%, due 3/31/20	225
MYR	400	Malaysia Government Bond, Senior Unsecured Notes, 4.05%, due 9/30/21	104
MYR	2,000	Malaysia Government Bond, Senior Unsecured Notes, 3.80%, due 9/30/22	513
MYR	2,300	Malaysia Government Bond, Senior Unsecured Notes, 4.18%, due 7/15/24	598	@
MYR	4,000	Malaysia Government Bond, Senior Unsecured Notes, 3.96%, due 9/15/25	1,025	@
MYR	750	Malaysia Government Bond, Senior Unsecured Notes, 4.94%, due 9/30/43	199	@
			4,059
Mexico (2.0%)
MXN	10,452	Mexican Bonos, Bonds, Ser. M, 5.75%, due 3/5/26	603
MXN	1,200	Mexican Bonos, Bonds, 7.50%, due 6/3/27	78
MXN	8,500	Mexican Bonos, Bonds, Ser. M, 7.75%, due 5/29/31	563
MXN	7,134	Mexican Bonos, Senior Unsecured Notes, Ser. M30, 8.50%, due 11/18/38	514
	$205	Mexico Government International Bond, Senior Unsecured Notes, 5.55%, due 1/21/45	230	@
	262	Mexico Government International Bond, Senior Unsecured Notes, 4.60%, due 1/23/46	259
			2,247
Mongolia (0.6%)
	200	Development Bank of Mongolia LLC, Government Guaranteed Euro Medium-Term Notes, 5.75%, due 3/21/17	195	r@
	200	Mongolia Government International Bond, Senior Unsecured Notes, 10.88%, due 4/6/21	204	ñ
	300	Mongolia Government International Bond, Senior Unsecured Euro Medium-Term Notes, 5.13%, due 12/5/22	237	r@
			636
Pakistan (0.3%)
	347	Pakistan Government International Bond, Senior Unsecured Notes, 8.25%, due 4/15/24	366	r@
Paraguay (0.2%)
	200	Paraguay Government International Bond, Senior Unsecured Notes, 5.00%, due 4/15/26	204	[r]
Peru (2.3%)
PEN	1,641	Peruvian Government International Bond, Unsecured Notes, 5.70%, due 8/12/24	495	ñ
PEN	1,499	Peruvian Government International Bond, Unsecured Notes, 5.70%, due 8/12/24	452	[r]
EUR	519	Peruvian Government International Bond, Senior Unsecured Notes, 3.75%, due 3/1/30	635
PEN	3,493	Peruvian Government International Bond, Senior Unsecured Notes, 6.95%, due 8/12/31	1,101	[r]
			2,683
Philippines (0.2%)
PHP	12,000	Philippine Government International Bond, Senior Unsecured Notes, 3.90%, due 11/26/22	255	@

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Poland (3.4%)
PLN	2,413	Poland Government Bond, Bonds, 1.50%, due 4/25/20	$620
PLN	1,861	Poland Government Bond, Bonds, 5.75%, due 9/23/22	580
PLN	4,402	Poland Government Bond, Bonds, 2.75%, due 8/25/23	1,271
PLN	451	Poland Government Bond, Bonds, 3.25%, due 7/25/25	121
PLN	5,286	Poland Government Bond, Bonds, 2.50%, due 7/25/26	1,315
			3,907
Russia (5.0%)
RUB	78,481	Russian Federal Bond - OFZ, Bonds, 7.50%, due 3/15/18	1,177
RUB	145,516	Russian Federal Bond - OFZ, Bonds, 7.50%, due 2/27/19	2,158
RUB	78,964	Russian Federal Bond - OFZ, Bonds, 6.70%, due 5/15/19	1,144
RUB	10,000	Russian Federal Bond - OFZ, Bonds, 7.60%, due 4/14/21	147
RUB	12,342	Russian Federal Bond - OFZ, Bonds, 7.60%, due 7/20/22	180
RUB	25,201	Russian Federal Bond - OFZ, Bonds, 8.15%, due 2/3/27	374
RUB	28,847	Russian Federal Bond - OFZ, Bonds, 7.05%, due 1/19/28	392
	$200	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 5.00%, due 4/29/20	213	[r]
			5,785
Senegal (0.6%)
	200	Senegal Government International Bond, Senior Unsecured Notes, 8.75%, due 5/13/21	219	[r]
	260	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	246	[r]
	200	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	189	ñ
			654
Serbia (0.5%)
	520	Republic of Serbia, Senior Unsecured Notes, 7.25%, due 9/28/21	592	r@
Slovenia (0.4%)
	400	Slovenia Government International Bond, Senior Unsecured Notes, 5.25%, due 2/18/24	452	[r]
South Africa (2.2%)
ZAR	10,893	South Africa Government Bond, Bonds, 7.75%, due 2/28/23	724
ZAR	5,188	South Africa Government Bond, Bonds, 8.00%, due 1/31/30	327
ZAR	2,357	South Africa Government Bond, Bonds, 8.25%, due 3/31/32	148
ZAR	2,811	South Africa Government Bond, Bonds, 8.50%, due 1/31/37	177
ZAR	9,411	South Africa Government Bond, Bonds, 8.75%, due 2/28/48	596
	$300	South Africa Government International Bond, Senior Unsecured Notes, 5.88%, due 9/16/25	326	@
	200	South Africa Government International Bond, Senior Unsecured Notes, 4.88%, due 4/14/26	201
			2,499
Sri Lanka (0.8%)
	200	Sri Lanka Government International Bond, Senior Unsecured Notes, 6.25%, due 7/27/21	201	[r]
	200	Sri Lanka Government International Bond, Senior Unsecured Notes, 5.88%, due 7/25/22	193	[r]
	561	Sri Lanka Government International Bond, Senior Unsecured Notes, 6.85%, due 11/3/25	549	[r]
			943

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Thailand (3.2%)
THB	24,828	Thailand Government Bond, Senior Unsecured Notes, 3.88%, due 6/13/19	$763
THB	26,000	Thailand Government Bond, Senior Unsecured Notes, 3.65%, due 12/17/21	827
THB	17,600	Thailand Government Bond, Senior Unsecured Notes, 3.63%, due 6/16/23	570
THB	33,148	Thailand Government Bond, Senior Unsecured Notes, 3.85%, due 12/12/25	1,119
THB	12,500	Thailand Government Bond, Senior Unsecured Notes, 3.40%, due 6/17/36	419
			3,698
Turkey (6.5%)
	$200	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.38%, due 2/8/21	206	ñ
TRY	5,550	Turkey Government Bond, Bonds, 7.40%, due 2/5/20	1,882
TRY	9,387	Turkey Government Bond, Bonds, 9.40%, due 7/8/20	3,405
TRY	600	Turkey Government Bond, Bonds, 10.70%, due 2/17/21	229
TRY	2,062	Turkey Government Bond, Bonds, 3.00%, due 8/2/23	776
	$580	Turkey Government International Bond, Senior Unsecured Notes, 5.13%, due 3/25/22	620	@
	300	Turkey Government International Bond, Senior Unsecured Notes, 4.25%, due 4/14/26	300
			7,418
Ukraine (0.9%)
	5	Ukraine Government International Bond, Senior Unsecured Notes, 7.75%, due 9/1/19	5	ñ
	271	Ukraine Government International Bond, Senior Unsecured Notes, 7.75%, due 9/1/20	261	ñ
	200	Ukraine Government International Bond, Senior Unsecured Notes, 7.75%, due 9/1/21	192	ñ
	460	Ukraine Government International Bond, Senior Unsecured Notes, 7.75%, due 9/1/27	431	[r]
	286	Ukraine Government International Bond, Senior Unsecured Notes, 0.00%, due 5/31/40	91	ñµ
			980
United Kingdom (0.2%)
	310	Ukreximbank Via Biz Finance PLC, Senior Unsecured Notes, 9.63%, due 4/27/22	287	ñ@
Venezuela (0.3%)
	680	Venezuela Government International Bond, Senior Unsecured Notes, 8.25%, due 10/13/24	254	r@
	140	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	54	@
			308
		Total Foreign Government Securities (Cost $72,180)	73,203
NUMBER OF SHARES
Short-Term Investments (5.6%)
	6,430,310	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.23% (Cost $6,430)	6,430	h@
		Total Investments (97.8%) (Cost $111,929)	112,147	##
		Cash, receivables and other assets, less liabilities (2.2%)	2,511	[d]
		Total Net Assets (100.0%)	$114,658

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Derivative Instruments

Interest rate swap contracts ("interest rate swaps")

At April 30, 2016, the Fund had outstanding over-the-counter ("OTC") interest rate swaps as follows:

Counterparty	Notional Amount(1)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(2)
Goldman Sachs International	BRL	9,403,801	Pay	1-day Overnight Brazil (CETIP)	13.27%	1/2/17	$(24,979)
Goldman Sachs International	BRL	3,811,089	Pay	1-day Overnight Brazil (CETIP)	11.81%	1/2/18	(41,645)
Goldman Sachs International	BRL	12,431,344	Pay	1-day Overnight Brazil (CETIP)	12.86%	1/2/18	(22,245)
Goldman Sachs International	BRL	1,757,009	Receive	1-day Overnight Brazil (CETIP)	12.89%	1/2/19	1,905
Goldman Sachs International	BRL	5,376,538	Receive	1-day Overnight Brazil (CETIP)	13.39%	1/2/19	33,572
Goldman Sachs International	BRL	3,622,798	Pay	1-day Overnight Brazil (CETIP)	12.73%	1/4/21	11,269
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)	11.99%	1/2/23	(16,193)
JPMorgan Chase Bank, N.A.	CLP	377,165,467	Receive	1-day Sinacofi Chile Interbank Rate (CLICO)	4.72%	6/5/25	(15,212)
Goldman Sachs International	CLP	120,000,000	Pay	1-day Sinacofi Chile Interbank Rate (CLICO)	4.63%	8/21/25	(2,951)
Goldman Sachs International	CNY	10,000,000	Pay	7-day China Fixing Repo Rate (CNRR007)	2.64%	4/27/18	(711)
JPMorgan Chase Bank, N.A.	CNY	3,500,000	Receive	7-day China Fixing Repo Rate (CNRR007)	2.44%	1/26/21	(12,662)
Goldman Sachs International	CNY	3,500,000	Pay	7-day China Fixing Repo Rate (CNRR007)	2.49%	2/4/21	(11,367)
JPMorgan Chase Bank, N.A.	COP	7,627,733,851	Pay	1-day Colombia Overnight Interbank Reference Rate	5.41%	9/21/17	42,693
Goldman Sachs International	COP	3,700,000,000	Pay	1-day Colombia Overnight Interbank Reference Rate	6.78%	12/15/20	(10,429)
JPMorgan Chase Bank, N.A.	COP	6,000,000,000	Pay	1-day Colombia Overnight Interbank Reference Rate	5.57%	10/8/17	28,549
Goldman Sachs International	CZK	14,000,000	Pay	6-month Prague Interbank Offer Rate (PRIBOR)	0.61%	8/5/20	(6,955)
Goldman Sachs International	CZK	17,000,000	Pay	6-month Prague Interbank Offer Rate (PRIBOR)	0.57%	12/16/20	(4,785)
JPMorgan Chase Bank, N.A.	CZK	95,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.54%	2/16/20	(22,798)
JPMorgan Chase Bank, N.A.	CZK	8,600,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.30%	2/26/21	2,886

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Counterparty	Notional Amount(1)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(2)
JPMorgan Chase	CZK	5,000,000	Receive	6-month Prague Interbank	0.39%	4/4/21	$596
Bank, N.A.				Offer Rate (PRIBOR)
Goldman Sachs	HUF	991,365,843	Receive	6-month Budapest Interbank	2.45%	7/11/16	(61,484)
International				Offer Rate (BUBOR)
JPMorgan Chase Bank, N.A.	HUF	1,079,898,824	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.77%	7/17/17	(34,948)
JPMorgan Chase Bank, N.A.	HUF	225,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)	4.29%	8/4/24	(170,196)
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.37%	3/17/21	1,292
Goldman Sachs International	MXN	28,033,731	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.90%	9/12/22	27,410
Goldman Sachs International	MXN	10,713,184	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.21%	12/8/25	8,048
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.17%	3/5/26	4,229
Goldman Sachs International	MYR	2,500,000	Receive	3-month Kuala Lumpur Interbank Offered Rate (KLIBOR)	4.37%	12/15/20	18,646
Goldman Sachs International	MYR	2,000,000	Pay	3-month Kuala Lumpur Interbank Offered Rate (KLIBOR)	3.74%	3/23/21	497
Goldman Sachs International	PLN	2,000,000	Pay	6-month Poland Warsaw Interbank Rate (WIBOR)	2.46%	9/22/25	(12,298)
Goldman Sachs International	PLN	5,200,000	Pay	6-month Poland Warsaw Interbank Rate (WIBOR)	2.76%	3/15/26	(6,551)
JPMorgan Chase Bank, N.A.	PLN	1,800,000	Pay	6-month Poland Warsaw Interbank Rate (WIBOR)	1.79%	3/24/21	(2,833)
Goldman Sachs International	ZAR	6,100,000	Pay	3-month Johanesburg Interbank Agreed Rate (JIBAR)	8.76%	1/16/29	4,474
JPMorgan Chase Bank, N.A.	ZAR	6,400,000	Pay	3-month Johanesburg Interbank Agreed Rate (JIBAR)	8.53%	10/2/28	(3,129)
JPMorgan Chase Bank, N.A.	ZAR	7,800,000	Pay	3-month Johanesburg Interbank Agreed Rate (JIBAR)	8.08%	10/2/23	(9,764)
JPMorgan Chase Bank, N.A.	ZAR	8,700,000	Pay	3-month Johanesburg Interbank Agreed Rate (JIBAR)	8.45%	3/23/21	7,793
Total							$(300,276)

(1)  Notional amount is stated in the currency in which the swap is denominated.

  BRL = Brazilian Real

  CLP = Chilean Peso

  CNY = Chinese Yuan Renminbi

  COP = Colombian Peso

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

  CZK = Czech Republic Koruna

  HUF = Hungarian Forint

  MXN = Mexican Peso

  MYR = Malaysian Ringgit

  PLN = Polish Zloty

  ZAR = South African Rand

  For the six months ended April 30, 2016, the average notional value of interest rate swaps for the Fund was $55,252,386.

(2)  Total Fair Value reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest as of April 30, 2016.

At April 30, 2016, the Fund had received cash collateral of $730,000 from JPMorgan Chase Bank, N.A. and deposited $330,000 in a segregated account for Goldman Sachs International.

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	5 U.S. Treasury Note, 5 Year	Short	$1,398
June 2016	46 U.S. Treasury Note, 10 Year	Short	3,063
Total			$4,461

At April 30, 2016, the notional value of futures for the Fund was $(6,587,445) for short positions. The Fund had deposited $67,650 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $(7,159,736) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
704,769	Brazilian Real	$193,607	Citibank N.A.	05/04/16	$11,240
720,232	Brazilian Real	191,601	Goldman Sachs International	05/04/16	17,741
737,237	Brazilian Real	186,128	JPMorgan Chase Bank, N.A.	05/04/16	28,156
1,801,916	Brazilian Real	482,415	Citibank N.A.	05/18/16	38,877
971,596	Brazilian Real	271,920	Citibank N.A.	05/18/16	9,162
316,443	Brazilian Real	87,009	Goldman Sachs International	05/18/16	4,538
2,117,599	Brazilian Real	523,117	Goldman Sachs International	05/18/16	89,502

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,991,168	Brazilian Real	$487,223	Goldman Sachs International	05/18/16	$88,820
4,415,500	Brazilian Real	1,064,232	JPMorgan Chase Bank, N.A.	05/18/16	213,167
12,122,332	Brazilian Real	2,917,199	JPMorgan Chase Bank, N.A.	05/18/16	589,778
5,123,931	Brazilian Real	1,331,237	JPMorgan Chase Bank, N.A.	05/18/16	151,110
887,024	Brazilian Real	236,785	JPMorgan Chase Bank, N.A.	05/18/16	19,830
1,140,290	Brazilian Real	319,560	JPMorgan Chase Bank, N.A.	05/18/16	10,324
1,458,959	Brazilian Real	402,471	Citibank N.A.	07/06/16	13,283
1,428,421	Brazilian Real	396,905	Goldman Sachs International	07/06/16	10,148
697,396	Canadian Dollar	520,277	JPMorgan Chase Bank, N.A.	05/04/16	35,549
785,715,186	Chilean Peso	1,170,177	JPMorgan Chase Bank, N.A.	07/26/16	9,974
163,848,823	Colombian Peso	52,809	Goldman Sachs International	06/22/16	4,281
1,584,662,372	Colombian Peso	506,282	JPMorgan Chase Bank, N.A.	06/22/16	45,867
240,967,291	Colombian Peso	79,896	JPMorgan Chase Bank, N.A.	06/22/16	4,065
1,484,060,139	Colombian Peso	507,198	JPMorgan Chase Bank, N.A.	06/22/16	9,899
122,384	Euro	137,391	Goldman Sachs International	05/04/16	2,749
122,358	Euro	139,292	JPMorgan Chase Bank, N.A.	05/04/16	818
73,441	Euro	83,649	JPMorgan Chase Bank, N.A.	05/04/16	447
134,641	Euro	153,312	JPMorgan Chase Bank, N.A.	05/04/16	864
315,255	Euro	358,094	JPMorgan Chase Bank, N.A.	05/04/16	2,899
707,115	Euro	796,304	JPMorgan Chase Bank, N.A.	05/04/16	13,402
52,092,014	Hungarian Forint	181,875	Citibank N.A.	05/04/16	9,326
52,168,427	Hungarian Forint	184,959	Citibank N.A.	05/04/16	6,523
52,804,626	Hungarian Forint	192,283	Citibank N.A.	05/04/16	1,534
104,298,520	Hungarian Forint	380,738	JPMorgan Chase Bank, N.A.	07/06/16	1,814

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
36,573,601	Indian Rupee	$540,096	Citibank N.A.	06/21/16	$5,732
4,247,997	Indian Rupee	63,470	Citibank N.A.	07/01/16	(170)
36,800,000	Indian Rupee	547,733	JPMorgan Chase Bank, N.A.	07/01/16	631
36,200,000	Indian Rupee	537,914	JPMorgan Chase Bank, N.A.	07/13/16	492
2,462,340,378	Indonesian Rupiah	184,613	Goldman Sachs International	05/04/16	2,098
2,692,790,025	Indonesian Rupiah	203,107	JPMorgan Chase Bank, N.A.	05/04/16	1,079
2,474,238,848	Indonesian Rupiah	185,879	JPMorgan Chase Bank, N.A.	05/04/16	1,735
6,911,000,000	Indonesian Rupiah	523,362	Goldman Sachs International	05/09/16	692
7,398,400,000	Indonesian Rupiah	552,532	Goldman Sachs International	07/01/16	2,196
1,894,323,481	Indonesian Rupiah	142,925	JPMorgan Chase Bank, N.A.	07/01/16	(889)
971,915,935	Indonesian Rupiah	73,264	JPMorgan Chase Bank, N.A.	07/01/16	(390)
5,000,000,000	Indonesian Rupiah	374,588	JPMorgan Chase Bank, N.A.	07/01/16	309
5,492,444,866	Indonesian Rupiah	413,863	Goldman Sachs International	07/11/16	(2,778)
5,120,596,473	Indonesian Rupiah	380,007	JPMorgan Chase Bank, N.A.	08/31/16	(270)
57,584,971	Japanese Yen	533,749	JPMorgan Chase Bank, N.A.	05/06/16	7,463
4,500,000	Malaysian Ringgit	1,117,374	Citibank N.A.	05/31/16	30,675
389,493	Malaysian Ringgit	100,068	Citibank N.A.	06/28/16	(765)
4,781,702	Malaysian Ringgit	1,185,967	JPMorgan Chase Bank, N.A.	06/28/16	33,143
3,289,731	Mexican Peso	183,497	Citibank N.A.	05/04/16	7,697
3,355,011	Mexican Peso	192,322	Citibank N.A.	05/04/16	2,666
3,308,395	Mexican Peso	184,463	JPMorgan Chase Bank, N.A.	05/04/16	7,815
9,155,786	Mexican Peso	495,464	Citibank N.A.	05/10/16	36,353
2,110,034	Mexican Peso	120,542	Citibank N.A.	05/10/16	2,020
880,730	Mexican Peso	48,300	Goldman Sachs International	05/10/16	2,858
50,000,000	Mexican Peso	2,661,394	JPMorgan Chase Bank, N.A.	05/10/16	242,873

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,882,283	Mexican Peso	$105,946	JPMorgan Chase Bank, N.A.	05/10/16	$3,387
675,940	Mexican Peso	39,201	JPMorgan Chase Bank, N.A.	05/10/16	61
46,203,785	Mexican Peso	2,600,502	Citibank N.A.	06/07/16	75,800
1,679,472	Mexican Peso	97,743	JPMorgan Chase Bank, N.A.	06/07/16	(461)
6,756,785	Mexican Peso	389,290	Citibank N.A.	07/06/16	1,008
7,185,809	Mexican Peso	413,352	JPMorgan Chase Bank, N.A.	07/06/16	1,729
162,000,000	Nigerian Naira	675,000	JPMorgan Chase Bank, N.A.	06/02/16	124,078
253,009	Peruvian Nuevo Sol	75,763	JPMorgan Chase Bank, N.A.	05/11/16	1,182
3,752,702	Peruvian Nuevo Sol	1,154,678	JPMorgan Chase Bank, N.A.	05/11/16	(13,419)
1,605,965	Polish Zloty	421,929	Citibank N.A.	07/06/16	(1,674)
7,873,737	South African Rand	539,474	Citibank N.A.	05/24/16	11,422
8,578,451	South African Rand	592,313	Citibank N.A.	05/24/16	7,889
8,206,304	South African Rand	515,392	Goldman Sachs International	05/24/16	58,773
4,017,902	South African Rand	248,891	Goldman Sachs International	05/24/16	32,227
8,769,945	South African Rand	586,233	Goldman Sachs International	05/24/16	27,367
8,287,672	South African Rand	557,560	Goldman Sachs International	05/24/16	22,298
2,051,780	South African Rand	138,342	Goldman Sachs International	05/24/16	5,213
12,326,059	South African Rand	803,242	JPMorgan Chase Bank, N.A.	05/24/16	59,166
1,353,289	South African Rand	88,076	JPMorgan Chase Bank, N.A.	05/24/16	6,609
3,865,361	South African Rand	236,029	JPMorgan Chase Bank, N.A.	05/24/16	34,416
1,370,567	South African Rand	88,765	JPMorgan Chase Bank, N.A.	05/24/16	7,128
7,763,276	South African Rand	511,837	JPMorgan Chase Bank, N.A.	05/24/16	31,330
8,469,854	South African Rand	560,661	JPMorgan Chase Bank, N.A.	05/24/16	31,943
1,077,685	South African Rand	72,503	JPMorgan Chase Bank, N.A.	05/24/16	2,899

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
6,631,304	South African Rand	$432,257	JPMorgan Chase Bank, N.A.	05/24/16	$31,710
3,308,700	South African Rand	229,847	JPMorgan Chase Bank, N.A.	07/06/16	(331)
225,781,762	South Korean Won	185,498	Goldman Sachs International	05/04/16	12,484
226,397,318	South Korean Won	187,031	JPMorgan Chase Bank, N.A.	05/04/16	11,491
224,672,880	South Korean Won	193,790	JPMorgan Chase Bank, N.A.	05/04/16	3,219
454,478,485	South Korean Won	399,531	Goldman Sachs International	07/06/16	(3,513)
450,757,600	South Korean Won	392,270	Goldman Sachs International	07/06/16	506
44,322,190	Thai Baht	1,263,866	Citibank N.A.	07/25/16	2,784
547,105	Turkish Lira	183,168	Citibank N.A.	05/04/16	12,260
546,432	Turkish Lira	184,225	Citibank N.A.	05/04/16	10,963
554,336	Turkish Lira	191,350	Citibank N.A.	05/04/16	6,661
1,624,064	Turkish Lira	537,624	Citibank N.A.	05/24/16	39,403
1,548,517	Turkish Lira	513,747	Citibank N.A.	05/24/16	36,438
1,719,595	Turkish Lira	606,525	Citibank N.A.	05/24/16	4,443
2,629,859	Turkish Lira	874,282	JPMorgan Chase Bank, N.A.	05/24/16	60,100
1,582,138	Turkish Lira	535,410	JPMorgan Chase Bank, N.A.	05/24/16	26,720
2,454,813	Turkish Lira	860,731	JPMorgan Chase Bank, N.A.	05/24/16	11,459
1,125,951	Turkish Lira	388,335	JPMorgan Chase Bank, N.A.	08/26/16	2,539
Total					$2,628,659

Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
999,691	Euro	4,476,423	Romanian Leu	Citibank N.A.	06/06/16	$1,477
2,280,773	Euro	709,133,318	Hungarian Forint	Citibank N.A.	06/20/16	13,997
180,856	Euro	56,570,123	Hungarian Forint	Citibank N.A.	06/20/16	(133)
79,872	Euro	344,650	Polish Zloty	Goldman Sachs International	06/30/16	1,422
496,161	Euro	2,115,977	Polish Zloty	JPMorgan Chase Bank, N.A.	06/30/16	15,373
237,097	Euro	75,867,039	Hungarian Forint	JPMorgan Chase Bank, N.A.	12/30/16	(4,493)
See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
75,867,039	Hungarian Forint	238,107	Euro	JPMorgan Chase Bank, N.A.	12/30/16	$3,326
4,866,300	Polish Zloty	1,141,467	Euro	Citibank N.A.	06/30/16	(35,815)
1,332,404	Polish Zloty	303,434	Euro	Citibank N.A.	06/30/16	635
3,223,655	Polish Zloty	739,313	Euro	Goldman Sachs International	07/26/16	(5,456)
176,292	Polish Zloty	39,773	Euro	JPMorgan Chase Bank, N.A.	07/26/16	457
2,901,994	Romanian Leu	647,771	Euro	Citibank N.A.	06/06/16	(598)
8,191,991	Romanian Leu	1,832,714	Euro	Goldman Sachs International	06/06/16	(6,425)
223,219	Romanian Leu	49,906	Euro	JPMorgan Chase Bank, N.A.	06/06/16	(138)
Total						$(16,371)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,946,487	Argentine Peso	$162,341	JPMorgan Chase Bank, N.A.	11/30/16	$(19,666)
1,969,736	Argentine Peso	108,227	JPMorgan Chase Bank, N.A.	11/30/16	(13,445)
733,817	Brazilian Real	189,137	Goldman Sachs International	05/04/16	(24,153)
1,428,421	Brazilian Real	404,091	Goldman Sachs International	05/04/16	(11,092)
2,078,239	Brazilian Real	541,857	Citibank N.A.	05/18/16	(59,375)
2,502,645	Brazilian Real	671,022	Citibank N.A.	05/18/16	(52,990)
362,318	Brazilian Real	88,901	Goldman Sachs International	05/18/16	(15,917)
2,082,014	Brazilian Real	508,463	Goldman Sachs International	05/18/16	(93,861)
230,820	Brazilian Real	56,626	Goldman Sachs International	05/18/16	(10,150)
390,296	Brazilian Real	105,866	Goldman Sachs International	05/18/16	(7,046)
4,043,439	Brazilian Real	1,137,395	Goldman Sachs International	05/18/16	(32,367)
2,013,986	Brazilian Real	560,922	JPMorgan Chase Bank, N.A.	05/18/16	(21,721)
702,495	Brazilian Real	202,248	JPMorgan Chase Bank, N.A.	05/18/16	(983)
697,396	Canadian Dollar	524,091	Citibank N.A.	05/04/16	(31,735)

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,770,455,175	Colombian Peso	$574,823	JPMorgan Chase Bank, N.A.	06/20/16	$(42,241)
785,665,083	Colombian Peso	252,962	Citibank N.A.	06/22/16	(20,790)
1,658,707,349	Colombian Peso	529,262	JPMorgan Chase Bank, N.A.	06/22/16	(48,687)
1,912,996,057	Colombian Peso	616,897	JPMorgan Chase Bank, N.A.	06/22/16	(49,655)
169,912	Euro	193,066	Citibank N.A.	05/04/16	(1,498)
280,726	Euro	316,394	Citibank N.A.	05/04/16	(5,061)
1,063,516	Euro	1,209,245	Goldman Sachs International	05/04/16	(8,569)
109,123	Euro	122,146	JPMorgan Chase Bank, N.A.	05/04/16	(2,809)
194,438	Euro	220,426	JPMorgan Chase Bank, N.A.	05/04/16	(2,222)
194,438	Euro	220,484	JPMorgan Chase Bank, N.A.	05/04/16	(2,163)
291,657	Euro	330,762	JPMorgan Chase Bank, N.A.	05/04/16	(3,209)
244,673	Euro	279,001	JPMorgan Chase Bank, N.A.	05/04/16	(1,170)
189,064	Euro	215,067	JPMorgan Chase Bank, N.A.	05/04/16	(1,427)
43,994	Euro	50,103	JPMorgan Chase Bank, N.A.	05/04/16	(273)
549,260	Euro	618,283	JPMorgan Chase Bank, N.A.	05/04/16	(10,666)
160,597	Euro	180,927	JPMorgan Chase Bank, N.A.	05/04/16	(2,970)
199,761	Euro	226,495	JPMorgan Chase Bank, N.A.	05/04/16	(2,248)
251,550	Euro	286,050	JPMorgan Chase Bank, N.A.	05/04/16	(1,995)
202,269	Euro	229,243	JPMorgan Chase Bank, N.A.	05/04/16	(2,372)
52,766,547	Hungarian Forint	187,132	Citibank N.A.	05/04/16	(6,545)
104,298,520	Hungarian Forint	380,989	JPMorgan Chase Bank, N.A.	05/04/16	(1,833)
6,911,000,000	Indonesian Rupiah	522,966	Goldman Sachs International	05/09/16	(1,088)
14,456,600,000	Indonesian Rupiah	1,103,215	Goldman Sachs International	05/23/16	10,235
6,911,000,000	Indonesian Rupiah	521,192	Goldman Sachs International	06/03/16	0

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,508,772,778	Indonesian Rupiah	$187,362	JPMorgan Chase Bank, N.A.	05/04/16	$(2,871)
5,120,596,473	Indonesian Rupiah	387,777	JPMorgan Chase Bank, N.A.	05/04/16	(502)
992,183,001	Indonesian Rupiah	74,634	JPMorgan Chase Bank, N.A.	07/01/16	241
4,189,992	Israeli Shekel	1,113,072	Citibank N.A.	08/26/16	(11,245)
57,584,971	Japanese Yen	505,030	Goldman Sachs International	05/06/16	(36,182)
49,000,000	Kenyan Shilling	432,862	JPMorgan Chase Bank, N.A.	07/29/16	(43,749)
400,000	Malaysian Ringgit	101,855	Citibank N.A.	05/31/16	(194)
116,485	Malaysian Ringgit	30,099	JPMorgan Chase Bank, N.A.	06/28/16	400
298,209	Malaysian Ringgit	76,649	JPMorgan Chase Bank, N.A.	06/28/16	619
6,756,785	Mexican Peso	391,668	Citibank N.A.	05/04/16	(1,025)
3,196,352	Mexican Peso	177,479	JPMorgan Chase Bank, N.A.	05/04/16	(8,288)
8,191,440	Mexican Peso	447,464	Citibank N.A.	05/10/16	(28,339)
1,414,846	Mexican Peso	76,947	Goldman Sachs International	05/10/16	(5,235)
12,252,473	Mexican Peso	651,868	JPMorgan Chase Bank, N.A.	05/10/16	(59,821)
1,920,694	Mexican Peso	105,395	JPMorgan Chase Bank, N.A.	05/10/16	(6,169)
9,137,763	Mexican Peso	509,279	JPMorgan Chase Bank, N.A.	05/10/16	(21,491)
17,700,000	New Taiwan Dollar	548,157	JPMorgan Chase Bank, N.A.	05/16/16	255
17,900,000	New Taiwan Dollar	553,837	Citibank N.A.	05/26/16	(257)
123,000,000	Nigerian Naira	469,690	JPMorgan Chase Bank, N.A.	06/02/16	(137,018)
39,000,000	Nigerian Naira	148,148	JPMorgan Chase Bank, N.A.	06/02/16	(44,222)
4,825,932	Peruvian Nuevo Sol	1,360,184	JPMorgan Chase Bank, N.A.	05/11/16	(107,461)
358,445	Peruvian Nuevo Sol	100,942	JPMorgan Chase Bank, N.A.	05/11/16	(8,067)
465,585	Peruvian Nuevo Sol	131,188	JPMorgan Chase Bank, N.A.	05/11/16	(10,404)
251,505	Peruvian Nuevo Sol	72,942	JPMorgan Chase Bank, N.A.	05/11/16	(3,545)
205,481	Peruvian Nuevo Sol	61,055	JPMorgan Chase Bank, N.A.	05/11/16	(1,435)

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
4,934,408	Peruvian Nuevo Sol	$1,499,364	JPMorgan Chase Bank, N.A.	06/13/16	$3,698
8,410,935	Russian Rubles	124,602	Goldman Sachs International	07/12/16	(2,999)
24,625,922	Russian Rubles	364,370	Goldman Sachs International	07/12/16	(9,226)
74,486,175	Russian Rubles	1,083,435	JPMorgan Chase Bank, N.A.	07/12/16	(46,583)
733,387	Singapore Dollar	531,963	Citibank N.A.	06/16/16	(12,811)
700,000	Singapore Dollar	518,418	Citibank N.A.	06/16/16	(1,556)
1,716,270	South African Rand	120,474	Citibank N.A.	05/24/16	393
2,128,127	South African Rand	130,987	Goldman Sachs International	05/24/16	(17,910)
8,385,538	South African Rand	522,379	Goldman Sachs International	05/24/16	(64,325)
9,178,614	South African Rand	577,345	Goldman Sachs International	05/24/16	(64,848)
9,842,910	South African Rand	642,320	Goldman Sachs International	05/24/16	(46,352)
5,124,873	South African Rand	320,292	JPMorgan Chase Bank, N.A.	05/24/16	(38,276)
1,637,176	South African Rand	102,314	JPMorgan Chase Bank, N.A.	05/24/16	(12,234)
1,486,430	South African Rand	96,176	JPMorgan Chase Bank, N.A.	05/24/16	(7,823)
2,057,301	South African Rand	138,647	JPMorgan Chase Bank, N.A.	05/24/16	(5,294)
907,713	South African Rand	61,974	JPMorgan Chase Bank, N.A.	05/24/16	(1,535)
450,757,600	South Korean Won	392,817	Goldman Sachs International	05/04/16	(2,441)
226,094,360	South Korean Won	189,129	JPMorgan Chase Bank, N.A.	05/04/16	(9,127)
521,922	Turkish Lira	176,231	Citibank N.A.	05/04/16	(10,201)
1,125,951	Turkish Lira	399,530	JPMorgan Chase Bank, N.A.	05/04/16	(2,665)
3,754,039	Turkish Lira	1,253,871	Citibank N.A.	05/24/16	(79,931)
249,928	Turkish Lira	86,692	Goldman Sachs International	05/24/16	(2,107)
718,844	Turkish Lira	236,849	JPMorgan Chase Bank, N.A.	05/24/16	(18,555)
2,472,834	Turkish Lira	834,135	JPMorgan Chase Bank, N.A.	05/24/16	(44,458)

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
101,216	Turkish Lira	$35,374	JPMorgan Chase Bank, N.A.	05/24/16	$(588)
252,235	Turkish Lira	88,514	JPMorgan Chase Bank, N.A.	05/24/16	(1,104)
Total					$(1,638,620)

For the six months ended April 30, 2016, the Fund's investments in forward contracts had an average notional value of $145,195,359.

POSITIONS BY INDUSTRY EMERGING MARKETS DEBT FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Foreign Government*	$73,335	64.0%
Banks	8,151	7.1%
Oil & Gas	6,069	5.3%
Electric	3,470	3.0%
Telecommunications	2,764	2.4%
Real Estate	2,535	2.2%
Food	1,380	1.2%
Chemicals	971	0.8%
Diversified Financial Services	808	0.7%
Mining	803	0.7%
Holding Companies — Diversified	670	0.6%
Forest Products & Paper	599	0.5%
Gas	549	0.5%
Building Materials	535	0.4%
Media	455	0.4%
Internet	412	0.3%
Municipal	344	0.3%
Commercial Services	331	0.3%
Iron — Steel	319	0.3%
Real Estate Investment Trusts	208	0.2%
Investment Companies	207	0.2%
Pipelines	205	0.2%
Beverages	202	0.2%
Metal Fabricate — Hardware	199	0.2%
Household Products — Wares	111	0.1%
Retail	85	0.1%
Short-Term Investments and Other Assets — Net	8,941	7.8%
	$114,658	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligationsµ (89.5%)
Aerospace & Defense (0.8%)
$846	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 12/16/21	$850
1,089	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	1,082
		1,932
Air Transport (1.0%)
673	American Airlines Inc., First Lien Term Loan B1, 3.50%, due 10/10/21	671
1,115	American Airlines Inc., First Lien Term Loan B, 3.50%, due 4/18/23	1,109
551	United Air Lines, Inc., Term Loan B, 3.25%, due 4/1/19	550
53	United Air Lines, Inc., First Lien Term Loan B, 3.50%, due 9/15/21	53
		2,383
All Telecom (3.3%)
339	Communications Sales and Leasing Inc., First Lien Term Loan B1, 5.00%, due 10/24/22	332
663	Consolidated Communications Inc., Term Loan, 4.25%, due 12/23/20	665
1,668	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	1,563
1,610	Level 3 Financing, Inc., First Lien Term Loan B3, 4.00%, due 8/1/19	1,614
360	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	361
124	SBA Communications, First Lien Term Loan B1, due 3/24/21	123 ¢^^
1,508	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	1,206
474	T-Mobile USA, Senior Lien Term Loan, 3.50%, due 11/9/22	476
364	Telesat, Term Loan B2, 3.50%, due 3/28/19	363
640	Windstream, First Lien Term Loan B6, 5.75%, due 3/14/21	639
727	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	727
		8,069
Automotive (1.2%)
616	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	614
700	ABRA Auto, Second Lien Term Loan, 8.25%, due 9/19/22	621
563	Allison Transmission, First Lien Term Loan B3, 3.50%, due 8/23/19	563
200	Chrysler Group, First Lien Term Loan B, 3.25%, due 12/31/18	200
521	Cooper Standard Automotive Inc., First Lien Term Loan B, 4.00%, due 4/4/21	520
381	Midas Intermediate, First Lien Term Loan B, 4.50%, due 8/18/21	383
		2,901
Building & Development (2.9%)
296	American Builders & Co., Inc., First Lien Term Loan B, 3.50%, due 4/16/20	296
423	Beacon Roofing Supply, First Lien Term Loan B, 4.00%, due 10/1/22	423
733	Capital Automotive LP, First Lien Term Loan B1, 4.00%, due 4/10/19	735
1,253	DTZ, First Lien Term Loan B, 4.25%, due 11/4/21	1,249
260	DTZ, Second Lien Term Loan, 9.25%, due 11/4/22	260
310	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/6/21	297
572	HDS Supply, First Lien Term Loan, 3.75%, due 8/13/21	572
961	Jeld-Wen, Inc., First Lien Term Loan B, 5.25%, due 10/15/21	965
423	Mueller Water Products Inc., First Lien Term Loan B, 4.00%, due 11/24/21	424
506	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	502
1,259	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	1,258
		6,981
Business Equipment & Services (10.2%)
1,708	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	1,689
1,595	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	1,580
455	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	428
1,224	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	1,210
796	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	790

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$337	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/17/21	$330
706	Brock Holdings III, First Lien Term Loan B, 6.00%, due 3/16/17	684
507	Brock Holdings III, Second Lien Term Loan B, 10.00%, due 3/16/18	421
1,147	CCC Information Services Inc., Term Loan, 4.00%, due 12/20/19	1,138
782	CPA Global, First Lien Term Loan, 4.50%, due 12/3/20	779
844	Emdeon Business Services, First Lien Term Loan B2, 3.75%, due 11/2/18	844
123	Emdeon Business Services, First Lien Term Loan B-3, 3.75%, due 11/2/18	123
502	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	502
795	Garda World Security, First Lien Term Loan B, 4.00%, due 11/6/20	785
118	Garda World Security, First Lien Term Loan DD, 4.00%, due 11/6/20	116
1,284	Genesys, First Lien Term Loan B2, 4.50%, due 11/13/20	1,284
699	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	699
555	Kar Auction Services, First Lien Term Loan B3, 4.25%, due 2/28/23	557
1,319	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	1,315
380	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	384
967	Mitchell International, Inc., First Lien Term Loan, 4.50%, due 10/13/20	960
545	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	505
49	Monitronics International, Inc., First Lien Term Loan B1, 4.50%, due 4/9/22	45
478	On Assignment, First Lien Term Loan B1, 3.75%, due 6/3/22	479
1,543	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	1,531
705	Protection One, First Lien Term Loan, 5.50%, due 5/2/22	708
1,861	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	1,867
1,650	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	1,650
1,222	TRANS UNION LLC, Term Loan B-2, 3.50%, due 4/9/21	1,217
219	Trugreen, First Lien Term Loan B, 6.50%, due 3/29/23	219
		24,839
Cable & Satellite Television (5.1%)
2,337	Cablevision Systems Corp., First Lien Term Loan B, 5.00%, due 10/9/22	2,344
367	Casema Holdings BV, First Lien Term Loan B3, 3.60%, due 1/15/22	366
223	Casema Holdings BV, First Lien Term Loan B2, 3.65%, due 1/15/22	223
347	Casema Holdings BV, First Lien Term Loan B1, 3.65%, due 1/15/22	345
1,446	Cequel Communications, LLC, First Lien Term Loan B, 4.25%, due 12/14/22	1,444
2,395	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	2,405	¢^^
2,640	Numericable, First Lien Term Loan B7, 5.00%, due 1/8/24	2,649
611	UPC Financing Partnership, First Lien Term Loan AH, 3.34%, due 6/30/21	610	¢^^
415	Virgin Media, First Lien Term Loan F, 3.50%, due 6/30/23	414
1,670	Wide Open West, First Lien Term Loan B, 4.50%, due 4/1/19	1,660
		12,460
Chemicals & Plastics (3.0%)
1,049	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	1,048
380	Georgia Gulf Corporation, Term Loan, 4.00%, due 2/28/22	380
320	Huntsman, First Lien Term Loan B, 4.25%, due 3/18/23	322
483	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	483
413	Ineos Finance PLC, First Lien Term Loan B, 3.75%, due 5/4/18	412
965	Ineos Finance PLC, First Lien Term Loan B1, 4.25%, due 3/31/22	959
566	MacDermid Inc., First Lien Term Loan, 5.50%, due 6/7/20	554
945	PQ Corp., First Lien Term Loan, 4.00%, due 8/7/17	942
625	PQ Corp., First Lien Term Loan, 5.75%, due 10/14/22	628
653	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	646
188	Solenis, Second Lien Term Loan L2, 7.75%, due 7/31/22	169
692	Univar Inc., First Lien Term Loan B, 4.25%, due 7/1/22	683
		7,226

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Conglomerates (0.3%)
$778	Spectrum Brands, Inc., First Lien Term Loan, 3.50%, due 6/23/22	$780
Containers & Glass Products (4.9%)
427	Ardagh Packaging, First Lien Term Loan B2, 4.00%, due 12/17/19	426
975	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	975
805	Berlin Packaging, Second Lien Term Loan, 7.75%, due 9/30/22	761
539	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	539
1,678	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	1,681
1,500	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	1,494
805	Constantia Flexibles Group, First Lien Term Loan B2, 4.75%, due 4/30/22	807
157	Constantia Flexibles Group, First Lien Term Loan B1, 4.75%, due 4/30/22	157
199	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	199
465	Kloeckner Pentaplast, First Lien Term Loan, 5.00%, due 4/28/20	465
374	Mauser, First Lien Term Loan, 4.50%, due 7/15/21	363
445	Mauser, Second Lien Term Loan, 8.75%, due 7/31/22	403
247	Owens-Illinios Inc., First Lien Term Loan B, due 9/1/22	247	¢^^
1,335	Reynolds Group, First Lien Term Loan B1, 4.50%, due 12/1/18	1,337
977	SIG Combibloc Group, First Lien Term Loan B, 4.25%, due 3/11/22	975
649	Tekni-Plex Inc., First Lien Term Loan 1, 4.50%, due 6/1/22	642
365	Tekni-Plex Inc., Second Lien Term Loan 2, 8.75%, due 6/1/23	345
		11,816
Cosmetics - Toiletries (0.2%)
546	Prestige Brands, Inc., First Lien Term Loan B3, 3.52%, due 9/3/21	547
Drugs (3.6%)
854	Capsugel Inc., First Lien Term Loan B, 4.00%, due 7/31/21	854	¢^^
2,160	Endo Pharma, First Lien Term Loan B-1, 3.75%, due 9/26/22	2,151
704	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	707
5,075	Valeant Pharmaceuticals, First Lien Term Loan F1, 5.00%, due 4/1/22	4,943	¢^^
		8,655
Ecological Services & Equipment (1.0%)
1,367	ADS Waste Holdings, Inc., First Lien Term Loan B2, 3.75%, due 10/9/19	1,362
1,006	Waste Industries USA Inc., First Lien Term Loan B1, 4.25%, due 2/27/20	1,008
		2,370
Electronics - Electrical (7.5%)
75	Applied Systems, Second Lien Term Loan, 7.50%, due 1/24/22	73
4,430	Avago Technologies, First Lien Term Loan B1, 4.25%, due 2/1/23	4,431
577	BMC Software, First Lien Term Loan, 5.00%, due 9/10/20	496
656	CommScope, First Lien Term Loan B1, 3.83%, due 12/29/22	657
1,011	CPI ACQUISITION INC., First Lien Term Loan, 5.50%, due 8/17/22	1,011
1,536	Datatel-Sophia LP, First Lien Term Loan B, 4.75%, due 9/10/22	1,532
609	Go Daddy, First Lien Term Loan, 4.25%, due 5/13/21	610
1,114	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	1,087
695	MKS Instruments, First Lien Term Loan B, due 4/4/23	696	¢^^
1,711	NXP Funding, First Lien Term Loan B1, 3.75%, due 12/7/20	1,715
1,210	On Semiconductor, First Lien Term Loan B, 5.25%, due 3/31/23	1,215
842	Riverbed Technology, First Lien Term Loan B, 5.75%, due 4/25/22	847
774	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	678
680	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	422
831	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	834
1,880	Zebra Technologies, First Lien Term Loan B, 4.75%, due 10/27/21	1,893
		18,197

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Equipment Leasing (0.2%)
$360	IIFC Flying Fortress, First Lien Term Loan B, 3.50%, due 4/30/20	$360
Financial Intermediaries (5.2%)
788	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	786
2,009	First Data Corporation, First Lien Term Loan B, 4.44%, due 3/24/21	2,013
2,489	First Data Corporation, First Lien Term Loan B, 4.19%, due 7/8/22	2,490
560	Global Payments, First Lien Term Loan B, 3.94%, due 3/21/23	564
468	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/21/21	458
665	Guggenheim Partners, First Lien Term Loan, 4.25%, due 7/22/20	666
755	MGM Growth Properties, First Lien Term Loan B, 4.00%, due 4/1/23	759
852	Ocwen Financial, First Lien Term Loan, 5.50%, due 2/15/18	832
1,067	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	1,072
651	SAM Finance, First Lien Term Loan, 4.25%, due 12/17/20	654
2,730	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	2,392
		12,686
Food & Drug Retailers (0.9%)
395	Albertsons, First Lien Term Loan B3, 5.13%, due 8/23/19	395
625	Albertsons, First Lien Term Loan B4, 5.50%, due 8/25/21	627
594	Albertsons, First Lien Term Loan B5, 5.50%, due 12/1/22	595
545	General Nutrition Centers, First Lien Term Loan, 3.25%, due 3/4/19	538	¢^^
		2,155
Food Products (1.4%)
226	B&G Foods Inc., First Lien Term Loan B, 3.76%, due 10/5/22	227
333	DE Master Blenders 1753 NV, First Lien Term Loan B, 4.25%, due 7/2/22	334	¢^^
890	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	858
665	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	487
406	NBTY, Inc., First Lien Term Loan B2, 3.75%, due 10/2/17	405
855	NBTY, Inc., First Lien Term Loan B, 5.00%, due 4/14/23	857
269	Pinnacle Foods Finance, First Lien Term Loan I, due 1/6/23	270	¢^^
		3,438
Food Service (1.8%)
253	Aramark Corporation, First Lien Term Loan E, 3.25%, due 9/7/19	253
266	Aramark Corporation, First Lien Term Loan F, 3.25%, due 2/24/21	266
1,995	Burger King Corporation, First Lien Term Loan B2, 3.75%, due 12/10/21	1,999
945	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	955
888	US Foods, First Lien Term Loan B, 4.50%, due 3/31/19	887	¢^^
		4,360
Health Care (7.7%)
868	Air Medical Group Holding, First Lien Term Loan B1, 4.25%, due 4/28/22	855
410	Alere, Inc., First Lien Term Loan B, due 6/20/22	410	¢^^
853	AmSurg Corp., First Lien Term Loan, 3.50%, due 7/16/21	855	¢^^
523	CHS/Community Health, First Lien Term Loan G1, 3.75%, due 12/31/19	515
2,429	CHS/Community Health, First Lien Term Loan H1, 4.00%, due 1/27/21	2,392
84	CHS/Community Health Systems, First Lien Term Loan F1, 3.75%, due 12/31/18	84
551	Concentra Operating Company, First Lien Term Loan 1, 4.00%, due 6/1/22	545
443	Convatec Inc., First Lien Term Loan B1, 4.25%, due 6/15/20	442
603	Davita Inc., First Lien Term Loan B, 3.50%, due 6/24/21	606
1,191	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	1,156
1,140	EMS-Emergency Medical Services, First Lien Term Loan, 4.25%, due 5/25/18	1,141
309	EMS-Emergency Medical Services, First Lien Term Loan B2, 4.50%, due 11/6/22	310
240	Grifols SA, Term Loan B, due 2/27/21	240	¢^^
1,095	HCA Inc., First Lien Term Loan B6, 3.69%, due 3/18/23	1,102
1,701	IASIS Healthcare Corporation, First Lien Term Loan B2, 4.50%, due 5/3/18	1,697

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$848	Immucor, First Lien Term Loan B2, 5.00%, due 8/19/18	$805
841	Mallinckrodt International, First Lien Term Loan B, 3.25%, due 3/19/21	822
559	Mallinckrodt International, First Lien Term Loan, 3.50%, due 3/19/21	551
1,162	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	1,156
135	Pharmaceutical Product Development, Inc., First Lien Term Loan B, due 8/18/22	135	¢^^
1,941	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	1,937
1,012	Team Health, Inc., First Lien Term Loan B, 4.50%, due 11/23/22	1,019
		18,775
Home Furnishings (0.1%)
297	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	297
Industrial Equipment (3.4%)
302	AECOM Technology Corp., First Lien Term Loan, 3.75%, due 10/15/21	303
1,344	Crosby Worldwide, First Lien Term Loan, 4.00%, due 11/23/20	1,145
520	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	347
1,179	Doosan Infracore, Term Loan B, 4.50%, due 5/28/21	1,161
784	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	781
424	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	417
120	Generac Power Systems Inc., Term Loan, 3.50%, due 5/31/20	119
870	Husky Injection Molding, Term Loan, 4.25%, due 6/30/21	863
234	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	222
608	Milacron LLC, First Lien Term Loan B1, 4.50%, due 9/28/20	607
387	Minimax Viking, First Lien Term Loan B1, 4.00%, due 8/14/20	387
1,178	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	1,169
335	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	331
444	VAT Holding, First Lien Term Loan B1, 4.25%, due 2/11/21	439
		8,291
Insurance (0.6%)
875	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	857
160	Sedgwick Holdings Inc., First Lien Term Loan, 5.25%, due 3/1/21	161
395	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	375
		1,393
Leisure Goods - Activities - Movies (2.8%)
502	Amc Entertainment, First Lien Term Loan, 4.00%, due 12/15/22	504
390	Bombardier Recreational Products Inc., First Lien Term Loan B2, 3.75%, due 1/30/19	389
180	Bright Horizons, First Lien Term Loan, 3.75%, due 1/30/20	180
1,303	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	1,303
1,393	Formula One, First Lien Term Loan B3, 4.75%, due 7/30/21	1,367
1,071	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	1,076
613	Regal Cinemas Corporation, First Lien Term Loan B1, 3.75%, due 4/1/22	616
274	Seaworld, First Lien Term Loan B2, 3.00%, due 5/14/20	267
768	SRAM, First Lien Term Loan, 4.01%, due 4/10/20	672
533	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	527
		6,901
Lodging & Casinos (7.8%)
1,697	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	1,704
547	Boyd Gaming Corporation, First Lien Term Loan B, 4.00%, due 8/14/20	547
1,265	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	1,267
1,660	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	1,552	Ñ
521	Four Seasons Holdings Inc., First Lien Term Loan, 3.50%, due 6/27/20	519
1,055	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,048
470	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	470
1,244	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	1,248
2,702	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	2,684

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$645	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	$643
945	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	945
306	Scientific Games Corp., First Lien Term Loan B, 6.00%, due 10/18/20	301
3,309	Scientific Games Corp., First Lien Term Loan B2, 6.00%, due 10/1/21	3,253
1,468	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	1,470
1,252	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,254
		18,905
Nonferrous Metals - Minerals (0.1%)
118	Novelis, Inc., First Lien Term Loan B1, 4.00%, due 6/2/22	118
Oil & Gas (0.8%)
260	Energy Transfer Equity, First Lien Term Loan B, 3.25%, due 12/2/19	244
1,748	Energy Transfer Equity, First Lien Term Loan C, 4.00%, due 12/2/19	1,659
		1,903
Publishing (0.9%)
672	EMI Publishing, First Lien Term Loan, 4.00%, due 8/19/22	672
743	Springer Science+Business Media S.A., First Lien Term Loan B9, 4.75%, due 8/14/20	723
799	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	798
		2,193
Radio & Television (2.1%)
127	Block Communications, First Lien Term Loan B, 4.00%, due 11/7/21	127
1,708	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	1,161
432	Gray Television Inc., First Lien Term Loan, 3.94%, due 6/13/21	432
1,094	iHeartCommunications Inc., First Lien Term Loan D, 7.19%, due 1/30/19	816
124	Sinclair Television Group, First Lien Term Loan B1, due 4/9/20	123 ¢^^
1,640	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	1,635
779	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	778
		5,072
Retailers (except food & drug) (4.2%)
2,300	99¢ Only Stores, First Lien Term Loan B2, 4.50%, due 1/11/19	1,414
1,425	Amscan Holdings, Inc., First Lien Term Loan B, 4.25%, due 8/19/22	1,419
768	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	756
569	Burlington Coat, First Lien Term Loan B3, 4.25%, due 8/13/21	571
825	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	808
739	JC Penney Co., First Lien Term Loan, 6.00%, due 5/22/18	740
504	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	505
1,187	Michaels Stores Inc., First Lien Term Loan B2, 4.00%, due 1/28/20	1,191
419	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	398
2,409	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	2,401
		10,203
Steel (1.1%)
707	FMG Resources, First Lien Term Loan, 4.25%, due 6/30/19	665
1,266	McJunkin Red Man Corporation, First Lien Term Loan, 4.75%, due 11/8/19	1,227
830	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	751
		2,643
Surface Transport (0.6%)
558	Hertz Corporation, First Lien Term Loan B1, 3.75%, due 3/11/18	557
446	Kenan Advantage Group, First Lien Term Loan B1, 4.00%, due 7/29/22	444
145	Kenan Advantage Group, First Lien Term Loan B2, 4.00%, due 7/29/22	145
420	NCL CORP., First Lien Term Loan B, 4.00%, due 11/19/21	419
		1,565

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Utilities (2.8%)
$200	Calpine Construction, First Lien Term Loan B1, 3.00%, due 5/3/20	$197
419	Calpine Construction, First Lien Term Loan B2, 3.25%, due 1/31/22	413
1,199	Calpine Corp., First Lien Term Loan, 4.00%, due 10/31/20	1,197
121	Calpine Corp., First Lien Term Loan B6, 4.00%, due 1/15/23	121
550	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	548
1,175	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	1,158
611	NRG Energy Inc., First Lien Term Loan B, 2.75%, due 7/1/18	610	¢^^
1,401	TPF II, Term Loan, 5.50%, due 10/2/21	1,395
1,215	TXU Energy, First Lien Term Loan, 4.25%, due 12/19/16	1,213
		6,852
	Total Bank Loan Obligations (Cost $220,914)	217,266
Corporate Debt Securities (3.4%)
Banking (0.2%)
295	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	296	@
275	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	284	@
		580
Cable & Satellite Television (0.3%)
615	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	664	@
Electric - Generation (0.3%)
635	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	679	@
Electric - Integrated (0.4%)
1,150	Talen Energy Supply LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,069	ñ**@
Gaming (0.3%)
725	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	747	@
Health Facilities (1.2%)
690	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	707	@
975	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	965	@
720	Tenet Healthcare Corp., Senior Secured Notes, 4.13%, due 6/15/20	721	ñµ@
390	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	400	ñ@
		2,793
Media Content (0.1%)
275	TEGNA, Inc., Guaranteed Notes, 5.13%, due 10/15/19	285	@
Packaging (0.6%)
550	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Senior Secured Notes, 3.89%, due 5/15/21	547	ñµ
995	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	993	ñ@
		1,540
	Total Corporate Debt Securities (Cost $8,409)	8,357
Asset-Backed Securities (4.1%)
640	ACAS CLO Ltd., Ser. 2015-2A, Class E, 6.53%, due 10/28/27	554	ñµ
543	AIMCO CLO, Ser. 2015-A, 8.15%, due 1/15/28	530	ñµ
785	Apidos CLO, Ser. 2015-22A, Class D, 6.63%, due 10/20/27	704	ñµ
315	Apidos CLO, Ser. 2015-22A, Class E, 7.88%, due 10/20/27	231	ñµ
800	Atrium CDO Corp., Ser. 12A, Class E, 6.59%, due 10/22/26	713	ñµ

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$815	Babson CLO Ltd., Ser. 2015-2A, Class E, 6.18%, due 7/20/27	$701	ñµ
325	Babson CLO Ltd., Ser. 2015-2A, Class F, 7.38%, due 7/20/27	236	ñµ
1,125	Benefit Street Partners CLO Ltd., Ser. 2015-VIIA, Class D, 5.98%, due 7/18/27	939	ñµ
320	Carlyle Global Market Strategies CLO Ltd., Ser. 2015-3A, Class E, 7.98%, due 7/28/28	239	ñµ
650	Cumberland Park CLO Ltd., Ser. 2015-2A, Class E, 5.63%, due 7/20/26	540	ñµ
485	Cumberland Park CLO Ltd., Ser. 2015-2A, Class F, 7.18%, due 7/20/26	350	ñµ
800	Highbridge Loan Management Ltd., Ser. 2015-7A, Class E, 6.37%, due 11/15/26	677	ñµ
1,450	LCM Ltd. Partnership, Ser. 19A, Class E2, 6.33%, due 7/15/27	1,253	ñµ
775	Magnetite CLO Ltd., Ser. 2015-15A, Class E, 7.09%, due 10/25/27	690	ñµ
550	Mountain View CLO Ltd., Ser. 2015-10A, Class E, 5.48%, due 10/13/27	424	ñµ
810	Voya CLO Ltd., Ser. 2015-3A, Class D2, 6.08%, due 10/20/27	676	ñµ
445	Webster Park CLO Ltd., Ser. 2015-1A, Class D, 6.61%, due 1/20/27	386	ñµ
	Total Asset-Backed Securities (Cost $10,656)	9,843
NUMBER OF SHARES
Short-Term Investments (5.3%)
34	State Street Institutional Government Money Market Fund Premier Class, 0.23%	0	h@z
12,891,050	State Street Institutional Treasury Money Market Fund Premier Class, 0.16%	12,891	h@
	Total Short-Term Investments (Cost $12,891)	12,891
	Total Investments (102.3%) (Cost $252,870)	248,357	##
	Liabilities, less cash, receivables and other assets [(2.3%)]	(5,571	)††
	Total Net Assets (100.0%)	$242,786

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligationsµ (9.6%)
Aerospace & Defense (0.3%)
$6,650	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	$6,609
4,586	Transdigm Inc., Term Loan E1, 3.50%, due 5/16/22	4,534
		11,143
Air Transport (0.2%)
8,050	American Airlines Inc., First Lien Term Loan B1, 3.50%, due 10/10/21	7,997	¢^^
All Telecom (0.7%)
19,551	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	19,605	¢^^
1,804	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	1,443
2,349	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	1,879	¢^^
8,436	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	8,431
		31,358
Building & Development (0.3%)
3,149	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	3,126
7,987	Realogy Corporation, First Lien Term Loan B, due 3/5/20	7,981	¢^^
		11,107
Business Equipment & Services (0.7%)
1,663	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	1,647
15,694	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	14,753
2,640	Kar Auction Services, First Lien Term Loan B3, 4.25%, due 2/28/23	2,650
8,348	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	8,281	¢^^
		27,331
Cable & Satellite Television (0.2%)
3,280	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	3,293
5,000	Virgin Media, First Lien Term Loan F, 3.50%, due 6/30/23	4,987
		8,280
Chemicals & Plastics (0.1%)
4,741	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	4,737
Containers & Glass Products (0.5%)
6,670	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	6,672
12,834	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	12,852	¢^^
		19,524
Cosmetics - Toiletries (0.2%)
7,399	Prestige Brands, Inc., First Lien Term Loan B3, 3.52%, due 9/3/21	7,413
Electronics - Electrical (1.6%)
29,606	Avago Technologies, First Lien Term Loan B1, 4.25%, due 2/1/23	29,611
29,987	Dell, First Lien Term Loan B2, 4.00%, due 4/29/20	29,977	¢^^
7,955	NXP Funding, First Lien Term Loan B1, 3.75%, due 12/7/20	7,975
		67,563

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Financial Intermediaries (0.6%)
$14,000	First Data Corporation, First Lien Term Loan B, 4.19%, due 7/8/22	$14,004	¢^^
4,860	MGM Growth Properties, First Lien Term Loan B, 4.00%, due 4/1/23	4,885
6,909	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	6,052
		24,941
Food Products (0.1%)
3,365	NBTY, Inc., First Lien Term Loan B, 5.00%, due 4/14/23	3,374
Food Service (0.3%)
5,834	Aramark Corporation, First Lien Term Loan F, 3.25%, due 2/24/21	5,834
7,350	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	7,428
		13,262
Health Care (0.4%)
1,676	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	1,628
345	Pharmaceutical Product Development, Inc., First Lien Term Loan B, due 8/18/22	344	¢^^
8,296	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	8,277	¢^^
7,727	Team Health, Inc., First Lien Term Loan B, 4.50%, due 11/23/22	7,775
		18,024
Leisure Goods - Activities - Movies (0.4%)
5,073	Activision Blizzard Inc., First Lien Term Loan B, 3.25%, due 10/12/20	5,098	¢^^
11,929	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	11,984	¢^^
		17,082
Lodging & Casinos (0.8%)
8,840	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	8,265	Ñ
7,615	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	7,640
13,154	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	13,067
3,191	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	3,183
1,527	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,529
		33,684
Radio & Television (0.3%)
7,604	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	7,582
831	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	829
5,779	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	5,769
		14,180
Retailers (except food & drug) (1.0%)
4,982	Dollar Tree, Inc., First Lien Term Loan, 3.50%, due 7/6/22	5,002
12,237	JC Penney Co., First Lien Term Loan, 6.00%, due 5/22/18	12,256	¢^^
3,107	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	2,956
20,219	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	20,151
		40,365
Steel (0.6%)
27,607	FMG Resources, First Lien Term Loan, 4.25%, due 6/30/19	25,978	¢^^

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Utilities (0.3%)
$6,761	Calpine Corp., First Lien Term Loan B5, 3.50%, due 5/27/22	$6,718	¢^^
4,992	Calpine Corp., First Lien Term Loan B6, 4.00%, due 1/15/23	4,989
2,617	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	2,606
		14,313
	Total Bank Loan Obligations (Cost $397,674)	401,656
Corporate Debt Securities (85.6%)
Advertising (1.5%)
22,095	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	20,479
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,026
8,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	8,256
1,485	Lamar Media Corp., Guaranteed Notes, 5.75%, due 2/1/26	1,570	ñ
21,695	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	22,129	ñ
5,000	Nielsen Finance LLC/Nielsen Finance Co., Guaranteed Notes, 4.50%, due 10/1/20	5,138
		61,598
Aerospace & Defense (0.2%)
6,085	Bombardier, Inc., Senior Unsecured Notes, 6.00%, due 10/15/22	5,175	ñ
1,505	TransDigm, Inc., Guaranteed Notes, 7.50%, due 7/15/21	1,574
1,505	TransDigm, Inc., Guaranteed Notes, 6.00%, due 7/15/22	1,523
		8,272
Auto Parts & Equipment (0.5%)
7,680	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	8,088
11,940	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	12,418	ñ
		20,506
Banking (3.4%)
15,000	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	14,981
12,370	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	12,633
12,195	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	12,698
9,855	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	9,904
6,815	Ally Financial, Inc., Guaranteed Notes, 3.25%, due 11/5/18	6,798
16,230	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	18,401
8,085	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	9,742
20,160	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	20,576
5,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	5,072
2,150	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	2,217
14,185	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	14,948	ñ
13,555	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	13,623
		141,593
Beverage (0.5%)
1,985	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	2,089
15,050	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	15,727
3,050	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	3,233
		21,049

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Building & Construction (2.1%)
$3,065	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 1/15/21	$3,626
4,430	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	4,564
9,880	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	10,250
5,540	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	5,637
9,470	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	10,369
11,165	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	11,444
16,670	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	16,920
1,585	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	1,617
5,370	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	5,209
1,990	PulteGroup, Inc., Guaranteed Notes, 4.25%, due 3/1/21	2,025
9,320	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	9,297	ñ
2,683	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	2,616	ñ
1,655	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	1,713
675	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	675
		85,962
Building Materials (1.1%)
2,110	Allegion PLC, Guaranteed Notes, 5.88%, due 9/15/23	2,236
12,355	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	12,973	ñ
4,615	HD Supply, Inc., Guaranteed Notes, 5.75%, due 4/15/24	4,840	ñ
3,430	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	3,846
3,425	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	3,521
14,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	16,299	**
2,950	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	3,123	ñ
		46,838
Cable & Satellite Television (6.5%)
16,885	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	16,843	ñ
10,830	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	10,464	ñ
12,215	Altice US Finance I Corp., Senior Secured Notes, 5.50%, due 5/15/26	12,337	ñ
1,607	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	1,636
1,480	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 3/15/21	1,536
16,100	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 9/30/22	16,623
6,870	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.13%, due 5/1/23	7,007	ñ
530	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.50%, due 5/1/26	541	ñ
9,740	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.88%, due 5/1/27	9,984	ñ
22,610	CCOH Safari LLC, Senior Unsecured Notes, 5.75%, due 2/15/26	23,345	ñ
11,037	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	11,327	ñ
12,572	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	11,849	ñ
475	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Secured Notes, 7.75%, due 7/15/25	483	ñ
5,075	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	5,494
9,239	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	9,518
18,320	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	17,198
17,770	Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	19,769	ñ
3,115	Numericable-SFR SA, Senior Secured Notes, 4.88%, due 5/15/19	3,231	ñ
22,540	Numericable-SFR SA, Senior Secured Notes, 6.00%, due 5/15/22	22,569	ñ
4,265	Numericable-SFR SA, Senior Secured Notes, 6.25%, due 5/15/24	4,126	ñ
20,225	Numericable-SFR SA, Senior Secured Notes, 7.38%, due 5/1/26	20,528	ñ

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$5,705	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 5.50%, due 1/15/23	$5,912	ñ
2,220	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 5.00%, due 1/15/25	2,231	ñ
3,035	UPCB Finance IV Ltd., Senior Secured Notes, 5.38%, due 1/15/25	3,088	ñ
12,170	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	12,413	ñ
5,562	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	5,812	ñ
5,970	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.50%, due 8/15/26	6,015	ñ
9,875	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	9,900
		271,779
Chemicals (1.1%)
2,615	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	2,635
10,245	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	1	Ñ‡
10,245	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	7,837
11,740	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	11,505	ñ
21,595	PQ Corp., Secured Notes, 8.75%, due 11/1/18	22,486	ñ
		44,464
Consumer - Commercial Lease Financing (3.8%)
15,465	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	15,465
18,360	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	18,635
19,575	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	20,211
9,195	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	9,517
2,140	Aircastle Ltd., Senior Unsecured Notes, 6.25%, due 12/1/19	2,349
6,185	Aircastle Ltd., Senior Unsecured Notes, 5.13%, due 3/15/21	6,541
2,845	Aircastle Ltd., Senior Unsecured Notes, 5.50%, due 2/15/22	3,026
4,595	Aircastle Ltd., Senior Unsecured Notes, 5.00%, due 4/1/23	4,678
9,805	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	10,565
4,345	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	4,714
8,260	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	9,995
1,365	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	1,498
6,120	Navient Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	5,481
2,710	Navient Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	2,683
35,905	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	34,397
7,575	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	7,234
		156,989
Department Stores (0.0%)
1,555	Neiman Marcus Group Ltd. LLC, Guaranteed Notes, 8.00%, due 10/15/21	1,353	ñ
Discount Stores (0.2%)
9,995	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	10,657	ñ
Electric - Generation (2.2%)
10,510	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	11,101	ñ
11,825	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	11,928
3,940	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	3,989
4,415	Dynegy, Inc., Guaranteed Notes, 5.88%, due 6/1/23	3,996
3,400	Dynegy, Inc., Guaranteed Notes, 7.63%, due 11/1/24	3,323
7,786	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	8,059
25,680	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	26,697
See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$13,350	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	$13,087
10,485	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	10,302
		92,482
Electric - Integrated (1.1%)
3,050	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	3,199
23,345	Talen Energy Supply LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	21,711	ñ**
22,435	Talen Energy Supply LLC, Senior Unsecured Notes, 4.60%, due 12/15/21	17,499
5,330	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	4,731
		47,140
Electronics (1.4%)
12,355	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	11,768
8,495	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	8,868
8,485	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	8,718
9,760	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	10,346	ñ
3,055	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 8/1/23	2,468	ñ
3,075	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 1/15/24	2,468	ñ
1,613	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	1,651	ñ
8,575	Sensata Technologies UK Financing Co. PLC, Guaranteed Notes, 6.25%, due 2/15/26	9,068	ñ
3,215	Zebra Technologies Corp., Senior Unsecured Notes, 7.25%, due 10/15/22	3,481
		58,836
Energy - Exploration & Production (6.4%)
5,795	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	5,607
12,495	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	11,995
8,300	Antero Resources Corp., Guaranteed Notes, 5.63%, due 6/1/23	8,051
3,095	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,896
3,095	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	1,888
7,590	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	4,497
16,690	Chesapeake Energy Corp., Guaranteed Notes, 5.38%, due 6/15/21	9,513
2,999	Chesapeake Energy Corp., Secured Notes, 8.00%, due 12/15/22	2,039	ñ
6,690	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	3,746
18,055	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	18,145
10,008	Continental Resources, Inc., Guaranteed Notes, 4.50%, due 4/15/23	8,939
6,315	Continental Resources, Inc., Guaranteed Notes, 3.80%, due 6/1/24	5,384
7,525	Encana Corp., Senior Unsecured Notes, 3.90%, due 11/15/21	6,885
15,185	Encana Corp., Senior Unsecured Notes, 6.50%, due 8/15/34	14,000
5,135	Encana Corp., Senior Unsecured Notes, 6.63%, due 8/15/37	4,673
5,290	Encana Corp., Senior Unsecured Notes, 6.50%, due 2/1/38	4,735
23,485	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	15,309
18,960	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 6.38%, due 6/15/23	10,570
13,423	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	13,641
2,375	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	2,413
14,315	Newfield Exploration Co., Senior Unsecured Notes, 5.38%, due 1/1/26	14,172
12,910	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	11,813
6,615	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	5,904
18,020	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	16,826
19,295	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	17,800
9,805	Range Resources Corp., Guaranteed Notes, 4.88%, due 5/15/25	9,082
3,125	SM Energy Co., Senior Unsecured Notes, 6.50%, due 11/15/21	2,906
2,050	SM Energy Co., Senior Unsecured Notes, 6.13%, due 11/15/22	1,855
1,655	SM Energy Co., Senior Unsecured Notes, 6.50%, due 1/1/23	1,514
4,840	SM Energy Co., Senior Unsecured Notes, 5.00%, due 1/15/24	4,041

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$21,620	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	$18,972
8,860	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	7,376
		266,187
Food & Drug Retail (0.4%)
4,450	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	4,718
5,775	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	6,093
4,850	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	5,192	ñ
		16,003
Food - Wholesale (0.7%)
20,430	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	20,979	ñ
4,580	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	4,981	ñ
2,850	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	3,153	ñ
		29,113
Food Service (0.1%)
4,560	Manitowoc Foodservice, Inc., Senior Unsecured Notes, 9.50%, due 2/15/24	5,039	ñ
Gaming (4.4%)
5,525	Boyd Gaming Corp., Guaranteed Notes, 6.38%, due 4/1/26	5,649	ñ
19,760	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	20,847
5,115	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	5,326
18,080	Int'l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	18,261	ñ
6,340	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	6,665
10,430	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	10,834
7,905	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	8,992
4,840	MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., Senior Unsecured Notes, 5.63%, due 5/1/24	5,037	ñ
2,711	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	2,718	ñ
35,830	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	37,487
5,595	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	5,699	ñ
13,117	Scientific Games Int'l, Inc., Guaranteed Notes, 6.25%, due 9/1/20	8,428
7,850	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	4,965
41,215	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	34,064
8,345	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	8,842
		183,814
Gas Distribution (6.7%)
3,616	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	3,819
6,115	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.00%, due 12/15/20	5,794
16,190	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	14,773	ñ
2,125	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	2,019	ñ
2,660	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	2,421	ñ
2,360	DCP Midstream LLC, Senior Unsecured Notes, 8.13%, due 8/16/30	2,271
4,630	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	4,480
5,035	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	4,053
7,760	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	7,818
13,280	Energy Transfer Equity L.P., Senior Secured Notes, 5.88%, due 1/15/24	12,417
6,565	Energy Transfer Equity L.P., Senior Secured Notes, 5.50%, due 6/1/27	5,635
2,765	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	2,773
1,235	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	1,176

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$14,380	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	$13,769
5,000	Ferrellgas L.P./Ferrellgas Finance Corp., Guaranteed Notes, 6.75%, due 6/15/23	4,662	ñ
1,990	MPLX L.P., Guaranteed Notes, 5.50%, due 2/15/23	1,984	ñ
13,018	MPLX L.P., Guaranteed Notes, 4.50%, due 7/15/23	12,633	ñ
17,680	MPLX L.P., Guaranteed Notes, 4.88%, due 12/1/24	17,224	ñ
5,000	MPLX L.P., Guarantted Notes, 4.88%, due 6/1/25	4,829	ñ
1,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.00%, due 10/1/22	981
6,440	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	6,086
5,554	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 4.50%, due 11/1/23	5,177
2,600	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	2,652	ñ
11,880	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	11,791	ñ
4,395	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	3,934	ñ
9,560	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	8,413	ñ
9,175	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	7,156
7,860	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	7,811
6,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 6.25%, due 3/15/22	6,075
7,410	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	7,243
10,285	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	9,951
30,365	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	29,606
3,722	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	3,834
1,935	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.75%, due 3/1/25	1,906
6,465	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	6,271
2,565	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.25%, due 5/1/23	2,462
8,405	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	7,748
8,055	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	8,216
8,430	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	8,641
8,329	Williams Partners L.P./ACMP Finance Corp., Senior Unsecured Notes, 6.13%, due 7/15/22	8,282
		278,786
Health Facilities (5.9%)
4,910	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	5,039
11,800	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	11,948
4,720	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	4,734
5,340	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	5,435
9,525	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	9,525
5,000	DaVita, Inc., Senior Unsecured Notes, 5.75%, due 8/15/22	5,238
11,975	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	12,274
13,465	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	14,004
16,105	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	17,836
1,140	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,245
1,710	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	1,753
10,715	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	11,090
4,230	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	4,325
8,400	HCA, Inc., Guaranteed Notes, 7.69%, due 6/15/25	8,988
7,725	HCA, Inc., Senior Secured Notes, 5.25%, due 6/15/26	8,024
1,370	HCA, Inc., Guaranteed Unsecured Notes, 7.05%, due 12/1/27	1,397
30,635	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	29,256
4,440	LifePoint Health, Inc., Guaranteed Notes, 5.88%, due 12/1/23	4,629

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$4,545	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.38%, due 3/1/24	$4,840
18,760	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	18,948
8,775	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	9,128
6,590	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	6,656
9,335	Team Health, Inc., Guaranteed Notes, 7.25%, due 12/15/23	9,913	ñ
8,490	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	9,084
5,860	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	6,212
12,620	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	13,093
9,873	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	8,096
3,255	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	3,336	ñ
		246,046
Health Services (0.5%)
3,690	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	3,736	ñ
5,700	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	5,843	ñ
11,190	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 5/15/24	11,910
		21,489
Hotels (0.3%)
10,600	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	11,040
Investments & Misc. Financial Services (0.4%)
23,580	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	15,622
Machinery (0.9%)
15,290	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	16,284
7,700	CNH Industrial Capital LLC, Guaranteed Notes, 4.88%, due 4/1/21	7,700
6,485	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	6,488
7,610	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	7,534
		38,006
Media - Diversified (0.1%)
4,775	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	4,978
Media Content (2.8%)
19,691	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	20,725	ñ
3,478	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	2,052
21,523	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	15,335
5,535	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	2,435
2,500	Netflix, Inc., Senior Unsecured Notes, 5.38%, due 2/1/21	2,644
4,075	Netflix, Inc., Senior Unsecured Notes, 5.50%, due 2/15/22	4,258
11,155	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	11,364	ñ
11,883	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	12,329	ñ
5,455	Sirius XM Radio, Inc., Guaranteed Notes, 4.63%, due 5/15/23	5,401	ñ
3,276	TEGNA, Inc., Guaranteed Notes, 7.13%, due 9/1/18	3,329
12,430	TEGNA, Inc., Guaranteed Notes, 5.13%, due 10/15/19	12,865
4,540	TEGNA, Inc., Guaranteed Notes, 5.13%, due 7/15/20	4,727
4,460	TEGNA, Inc., Guaranteed Notes, 4.88%, due 9/15/21	4,549	ñ
10,349	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	10,970	ñ
5,460	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	5,508	ñ
		118,491

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Medical Products (2.0%)
$27,630	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	$24,176	ñ
17,820	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 6.50%, due 9/15/18	19,579	ñ
6,565	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	7,148	ñ
9,680	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	10,019	ñ
2,825	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	3,107	ñ
7,565	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	7,849	ñ
5,000	Fresenius US Finance II, Inc., Guaranteed Notes, 4.50%, due 1/15/23	5,125	ñ
4,385	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	4,593	ñ
		81,596
Metals - Mining Excluding Steel (2.4%)
5,440	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	5,297
5,065	Anglo American Capital PLC, Guaranteed Notes, 4.45%, due 9/27/20	4,786	ñ
1,820	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 4/15/21	1,676	ñ
4,505	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 9/27/22	4,077	ñ
10,070	Freeport-McMoRan, Inc., Guaranteed Notes, 3.10%, due 3/15/20	9,038
14,065	Freeport-McMoRan, Inc., Guaranteed Notes, 4.00%, due 11/14/21	12,448
4,870	Freeport-McMoRan, Inc., Guaranteed Notes, 3.55%, due 3/1/22	4,066
12,045	Freeport-McMoRan, Inc., Guaranteed Notes, 3.88%, due 3/15/23	10,058
7,610	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	6,402
14,990	Freeport-McMoRan, Inc., Guaranteed Notes, 5.40%, due 11/14/34	11,467
7,000	Teck Resources Ltd., Senior Unsecured Notes, 4.50%, due 1/15/21	6,002
4,385	Teck Resources Ltd., Guaranteed Notes, 4.75%, due 1/15/22	3,640
1,670	Teck Resources Ltd., Guaranteed Notes, 3.75%, due 2/1/23	1,286
16,215	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	11,877
10,720	Teck Resources Ltd., Guaranteed Notes, 6.25%, due 7/15/41	7,917
		100,037
Packaging (1.7%)
5,905	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., Guaranteed Notes, 7.25%, due 5/15/24	5,905	ñ
1,380	Ball Corp., Guaranteed Notes, 4.38%, due 12/15/20	1,435
8,730	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	9,146
825	Berry Plastics Corp., Secured Notes, 5.13%, due 7/15/23	833
5,000	BWAY Holding Co., Senior Unsecured Notes, 9.13%, due 8/15/21	4,788	ñ
5,605	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	5,773	ñ
7,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	7,131
19,104	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	19,749
5,875	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	6,103
4,000	Sealed Air Corp., Senior Unsecured Notes, 4.88%, due 12/1/22	4,155	ñ
7,155	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	7,593	ñ
		72,611
Personal & Household Products (1.0%)
3,935	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	4,109
15,085	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	15,764
4,170	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	4,262
11,555	NBTY, Inc., Senior Unsecured Notes, 7.63%, due 5/15/21	11,815	ñØ
3,100	Prestige Brands, Inc., Guaranteed Notes, 5.38%, due 12/15/21	3,170	ñ
1,760	Prestige Brands, Inc., Guaranteed Notes, 6.38%, due 3/1/24	1,848	ñ
		40,968

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Pharmaceuticals (3.5%)
$18,085	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.88%, due 1/15/23	$17,316	ñ
7,510	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	7,304	ñ
9,350	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 2/1/25	8,929	ñ
4,530	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Guaranteed Notes, 6.38%, due 8/1/23	4,707	ñ
3,050	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	2,913	ñ
6,050	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	5,657	ñ
9,600	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	8,640	ñ
2,370	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	2,290	ñ
8,295	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.38%, due 3/15/20	7,346	ñ
15,642	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.38%, due 10/15/20	14,176	ñ
6,260	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.63%, due 12/1/21	5,305	ñ
19,680	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.50%, due 3/1/23	16,728	ñ
42,830	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.88%, due 5/15/23	36,004	ñ
10,475	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.13%, due 4/15/25	8,694	ñ
		146,009
Printing & Publishing (2.0%)
2,516	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	2,667
21,035	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	22,350
18,755	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	19,364
10,620	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	10,992
8,170	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	7,986
8,730	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	8,163
13,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	11,700
		83,222
Real Estate Investment Trusts (0.2%)
6,980	ESH Hospitality, Inc., Guaranteed Notes, 5.25%, due 5/1/25	6,884	ñ
Recreation & Travel (1.1%)
11,845	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	12,348
6,035	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	6,201	ñ
600	NCL Corp. Ltd., Senior Unsecured Notes, 4.63%, due 11/15/20	610	ñ
9,585	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 5.25%, due 11/15/22	10,268
16,715	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	17,300	ñ
		46,727
Restaurants (0.1%)
4,231	1011778 BC ULC/New Red Finance, Inc., Senior Secured Notes, 4.63%, due 1/15/22	4,337	ñ
Software - Services (2.0%)
7,765	First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	7,978	ñ
3,655	First Data Corp., Senior Secured Notes, 5.00%, due 1/15/24	3,692	ñ
17,985	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes, 7.13% Cash/7.88% PIK, due 5/1/21	15,152	cñ
20,730	Infor US, Inc., Guaranteed Notes, 6.50%, due 5/15/22	19,134
9,080	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	9,489	ñ
9,250	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	9,863	ñ
9,435	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	9,647	ñ
16,115	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	7,977
		82,932

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Specialty Retail (1.7%)
$24,840	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	$25,399	ñ
6,000	L Brands, Inc., Senior Unsecured Notes, 5.63%, due 10/15/23	6,615
5,000	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	5,313
8,133	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	9,597
15,075	QVC, Inc., Senior Secured Notes, 5.13%, due 7/2/22	15,938
8,435	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	7,522
		70,384
Steel Producers - Products (0.8%)
35,600	ArcelorMittal, Senior Unsecured Notes, 8.00%, due 10/15/39	33,108	**
Support - Services (3.0%)
13,850	Acosta, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	12,881	ñ
10,500	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	10,605
8,505	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	6,358
7,755	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	8,143
13,465	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	12,623
10,000	Hertz Corp., Guaranteed Notes, 6.75%, due 4/15/19	10,150
6,090	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	6,197
16,008	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	16,728
3,520	Iron Mountain, Inc., Guaranteed Notes, 6.00%, due 8/15/23	3,731
19,579	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	20,117
3,997	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	4,167
5,860	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	6,094
7,365	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	7,466
		125,260
Technology Hardware & Equipment (0.6%)
5,730	CommScope Technologies Finance LLC, Senior Unsecured Notes, 6.00%, due 6/15/25	5,845	ñ
4,110	Riverbed Technology, Inc., Guaranteed Notes, 8.88%, due 3/1/23	4,130	ñ
13,625	Western Digital Corp., Guaranteed Notes, 10.50%, due 4/1/24	13,250	ñ
		23,225
Telecom - Satellite (0.6%)
6,629	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	7,300
5,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	3,650
8,880	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	5,611
13,030	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	4,365
13,575	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	4,446
		25,372
Telecom - Wireless (4.3%)
6,341	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	6,880
3,910	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,037
10,395	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	7,718
23,485	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	18,964
26,450	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	20,631
21,985	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	16,489
8,145	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	6,760
29,790	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	21,911
8,195	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	8,451
6,750	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	7,113

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$11,880	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	$12,496
3,680	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	3,879
13,595	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	14,275
21,785	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	20,805	ñ
10,245	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	9,092	ñ
		179,501
Telecom - Wireline Integrated & Services (3.1%)
10,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,275
8,215	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	8,400
8,795	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	8,663
1,785	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	1,517
9,305	Communications Sales & Leasing, Inc./CSL Capital LLC, Guaranteed Notes, 8.25%, due 10/15/23	8,816
11,955	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	11,955
5,100	Equinix, Inc., Senior Unsecured Notes, 5.88%, due 1/15/26	5,396
6,650	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 9/15/21	6,184
2,105	Frontier Communications Corp., Senior Unsecured Notes, 10.50%, due 9/15/22	2,171	ñ
3,195	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 1/15/23	2,828
5,145	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	4,567
4,960	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	5,010	ñ
28,382	Frontier Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	24,373
3,655	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	3,728	ñ
4,665	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 5/1/25	4,747
5,104	Qwest Corp., Senior Unsecured Notes, 6.88%, due 9/15/33	5,037
8,170	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 6.00%, due 9/30/34	8,068
10,985	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	9,008
		130,743
Theaters & Entertainment (0.3%)
4,710	AMC Entertainment, Inc., Guaranteed Notes, 5.75%, due 6/15/25	4,828
8,991	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	9,362
		14,190
	Total Corporate Debt Securities (Cost $3,537,637)	3,571,238
NUMBER OF SHARES
Exchange Traded Funds (0.8%)
417	iShares iBoxx $ High Yield Corporate Bond ETF (Cost $33,600)	34,965
Short-Term Investments (5.2%)
215,528,383	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $215,528)	215,528	h@
	Total Investments (101.2%) (Cost $4,184,439)	4,223,387	##
	Liabilities, less cash, receivables and other assets [(1.2%)]	(51,095	)††
	Total Net Assets (100.0%)	$4,172,292

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Municipal Notes (100.5%)
Alabama (1.9%)
$1,000	Alabama St. Pub. Sch. & College Au. Ref. Rev., Ser. 2014-B, 5.00%, due 1/1/26	$1,259
300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	306	ß
500	Phenix City IDB Env. Imp. Rev. Ref. (Meadwestvaco Coated Board Proj.), Ser. 2012-A, 4.13%, due 5/15/35	511	ß
		2,076
American Samoa (0.2%)
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	207
Arizona (2.7%)
750	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	796	µß@
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	278	ñ
750	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Basis Schs. Proj.), Ser. 2016-A, 5.00%, due 7/1/46	789	ñß
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	547	ß
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	511	ñß
		2,921
California (9.6%)
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	262	ñß
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	519	ß
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 4.00%, due 7/1/26	530	ñß
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	427	ñß
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	249
1,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Ref. Rev. (Waste Management, Inc.), Ser. 2015-A3, 4.30%, due 7/1/40	1,057	ß@
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	502	ñÑß
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	509	ñß
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	657	ñß
500	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2016-A, 5.25%, due 12/1/56	546	ñßØ
130	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.25%, due 9/1/21	139
145	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/25	162
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	407
3,665	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2007-A-1, 5.00%, due 6/1/33	3,669	@
750	Healdsburg Unified Sch. Dist. G.O. (Election 2012), Ser. 2015-C, 0.00%, due 8/1/39	294
250	Los Angeles Co. Pub. Works Fin. Au. Lease Rev., Ser. 2016-D, 4.00%, due 12/1/40	268
250	Murrieta Valley Unified Sch. Dist. G.O. (Election 2014), Ser. 2015-A, (AGM Insured), 0.00%, due 9/1/31	142
		10,339

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Colorado (2.9%)
$500	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	$504
500	Erie Highlands Metropolitan District Number 1 G.O., Ser. 2015, 5.75%, due 12/1/45	508
500	Lambertson Farms Metro. Dist. Number 1 Ref. G.O., Ser. 2015, 5.00%, due 12/15/25	506
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	509
250	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported), Ser. 2015-A, 5.00%, due 12/1/34	284
250	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported), Ser. 2015-A, 5.00%, due 12/1/35	282
500	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported), Ser. 2015-A, 5.00%, due 12/1/45	554
		3,147
Connecticut (0.7%)
240	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Church Home of Hartford, Inc. Proj.), Ser. 2016-A, 5.00%, due 9/1/46	256	ñß
500	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	502	ñ
		758
District of Columbia (0.4%)
450	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Properties), Ser. 2013, 5.00%, due 10/1/45	443	ß
Florida (4.3%)
1,000	Brevard Co. Hlth. Care Facs. Au. Rev. Ref. (Hlth. First, Inc.), Ser. 2014, 5.00%, due 4/1/39	1,134	ß@
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	466	ñß
250	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.00%, due 6/1/30	252	ñÑß
475	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	499
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (Jetblue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	423	ß
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	530	ß
1,350	Tallahassee Hlth. Facs. Rev. (Tallahassee Mem. Hlth. Care, Inc. Proj.), Ser. 2016-A, 4.00%, due 12/1/46	1,355	ß
		4,659
Georgia (1.5%)
820	Georgia St. Hsg. & Fin. Au. Rev., Ser. 2015-B-1, 3.88%, due 12/1/44	846
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	305	ñÑß
445	Private Colleges & Univ. Au. Rev. (Mercer Univ. Proj.), Ser. 2015, 4.25%, due 10/1/35	470	ß
		1,621
Hawaii (0.7%)
250	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref., Ser. 2015, 5.00%, due 1/1/35	260	ñß
500	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref., Ser. 2015, 5.00%, due 1/1/45	510	ñß
		770

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Illinois (7.8%)
$250	Chicago G.O., Ser. 2002-2002B, 5.13%, due 1/1/27	$250
1,000	Chicago G.O., Ser. 2009-C, 5.00%, due 1/1/27	993
180	Chicago G.O., Ser. 2009-C, 5.00%, due 1/1/40	171
400	Chicago G.O., Ser. 2011-A, 5.00%, due 1/1/40	381
200	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/28	234
100	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/34	114
500	Chicago Ref. G.O., Ser. 2002-B, 5.25%, due 1/1/28	500
475	Chicago Transit Au. Sales Tax Receipts Rev., Ser. 2010-A, 5.00%, due 12/1/17	502
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	176
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	543
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	409	ñß
250	Illinois Fin. Au. Rev. Ref. (Plymouth Place), Ser. 2015, 5.00%, due 5/15/37	258	ß
25	Illinois St. G.O., Ser. 2005, (AMBAC Insured), 5.00%, due 4/1/25	25
145	Illinois St. G.O., Ser. 2004-A, 5.00%, due 3/1/34	145
225	Illinois St. G.O., Ser. 2006, 5.50%, due 1/1/30	269
250	Illinois St. G.O., Ser. 2009, 5.25%, due 4/1/28	260
40	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	45
450	Illinois St. G.O., Ser. 2014, 5.00%, due 2/1/24	509
450	Illinois St. G.O., Ser. 2014, 5.00%, due 2/1/39	478
1,000	Illinois St. Hsg. Dev. Au. Rev., Ser. 2016-A, 3.45%, due 10/1/36	1,015
820	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	947
190	Illinois St. Unrefunded G.O., Ser. 2003, 5.00%, due 6/1/28	191
		8,415
Indiana (2.3%)
1,000	Carmel Redev. Au. Lease Rental Rev. (Multi. Purp.), Ser. 2012-A, 4.00%, due 8/1/33	1,065
1,250	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	1,437	ß@
		2,502
Iowa (0.8%)
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	416	ß
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	499
		915
Kentucky (1.0%)
145	Breckinridge Co. Pub. Properties Corp. First Mtge. Rev. (Justice Ctr. Proj.), Ser. 2010, 3.00%, due 2/1/17	147
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	421	ß
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	479	ß
		1,047
Louisiana (1.3%)
750	Louisiana Pub. Facs. Au. Rev. (Archdiocese of New Orleans Proj.), Ser. 2007, (CIFG Insured), 4.50%, due 7/1/37	758	ß
555	New Orleans Swr.age Svc. Rev. (Swr. Rev.), Ser. 2015, 5.00%, due 6/1/40	635
		1,393

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Maine (2.7%)
$775	Maine Hlth. & Higher Ed. Facs. Au. Rev. (Eastern Maine Med. Ctr. Obligated Group), Ser. 2013, 5.00%, due 7/1/33	$850	ß@
1,320	Maine Hlth. & Higher Ed. Facs. Au. Rev. (Maine Hlth.), Ser. 2015, 4.00%, due 7/1/44	1,362	@
445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	486
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casalla Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	216	ñµß
		2,914
Maryland (0.4%)
400	Howard Co. Retirement Comm. Rev. Ref. (Vantage House Fac.), Ser. 2007-A, 5.25%, due 4/1/33	401	ß
Massachusetts (3.5%)
1,000	Massachusetts St. Dev. Fin. Agcy. Rev. (Bentley Univ.), Ser. 2016, 4.00%, due 7/1/35	1,079	ß
1,000	Massachusetts St. Ed. Fin. Au. Rev. (Ed. Loan Rev.), Ser. 2014, 5.00%, due 1/1/27	1,138
1,500	Massachusetts St. HFA Hsg. Rev., Ser. 2015-G, 4.00%, due 12/1/45	1,539	@
		3,756
Michigan (4.2%)
1,500	Michigan St. Fin. Au. Rev. (Beaumont Hlth. Credit Group), Ser. 2016-A, 4.00%, due 11/1/46	1,561	ß
1,000	Michigan St. Fin. Au. Rev. Ref. (Trinity Hlth. Corp.), Ser. 2016, 4.00%, due 12/1/45	1,055	ß
250	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-A, 3.35%, due 12/1/31	255
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,228
		4,499
Minnesota (0.7%)
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	482	ß
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	311	ß
		793
Missouri (3.1%)
280	Bridgeton Ind. Dev. Au. Ref. Rev. (Hilltop Comm. Imp. Dist. Proj.), Ser. 2015-A, 4.25%, due 5/1/35	284
500	Kansas City Ind. Dev. Au. Sr. Living Facs. Ref. Rev. (Kansas City United Methodist Retirement Home, Inc.), Ser. 2016, 6.00%, due 11/15/46	513	ñß
1,500	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (1st PL Homeownership Loan Prog.), Ser. 2016-A, 3.45%, due 11/1/36	1,527
255	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.00%, due 8/15/30	266	ß
390	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.00%, due 8/15/35	402	ß
355	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.13%, due 8/15/45	361	ß
		3,353

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Nevada (3.6%)
$1,000	Clark Co. Arpt. Ref. Rev. (Jet Aviation Fuel Tax), Ser. 2013-A, 5.00%, due 7/1/27	$1,145
240	Clark Co. Arpt. Ref. Rev. (Junior Sub Lien Notes), Ser. 2015-B, 3.00%, due 7/1/17	246
2,000	Clark Co. Arpt. Rev., Ser. 2010, (LOC: Citibank, N.A.), 0.71%, due 1/1/18	2,000	ñµ
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	514	ñß
		3,905
New Jersey (6.0%)
200	Casino Reinvestment Dev. Au. Luxury Tax Rev. Ref., Ser. 2014, 5.00%, due 11/1/23	217
1,000	Casino Reinvestment Dev. Au. Luxury Tax Rev. Ref., Ser. 2014, 5.25%, due 11/1/44	1,025
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	201	ñß
1,000	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction), Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	1,118
500	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction), Ser. 2014-PP, 5.00%, due 6/15/19	538
500	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2016-A, 3.88%, due 7/1/39	503	ß
500	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2016-A, 5.00%, due 7/1/39	581	ß
700	New Jersey Hlth. Care Facs. Fin. Au. Rev.(Univ. Hosp.), Ser. 2015-A, (AGM Insured), 5.00%, due 7/1/46	793	ß
870	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	954	@
500	Salem Co. Poll. Ctrl. Fin. Au. Rev. (Chambers Proj.), Ser. 2014-A, 5.00%, due 12/1/23	559	ß
		6,489
New Mexico (0.5%)
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	517	ñÑ
New York (3.2%)
750	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/45	767	ß
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	221	ß
400	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics), Ser. 2006-B, 5.25%, due 12/1/36	405	ß
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	415	ß
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	251	ñß
1,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.), Ser. 2016, 3.75%, due 11/1/37	1,007	ß
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	411	ñß
		3,477
North Carolina (0.6%)
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	265	ß
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	404	ßØ
		669
North Dakota (0.9%)
1,020	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	1,000

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Ohio (5.0%)
$3,675	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	$3,540	@
400	Ohio Air Quality Dev. Au. Ref. Rev. (Poll. Ctrl. First Energy), Ser. 2008-C, 3.95%, due 11/1/32 Putable 5/1/20	415	µß
250	Ohio St. Air Quality Dev. Au. Poll. Ctrl. Ref. Rev. (First Energy Nuclear Generation LLC), Ser. 2010-A, 3.13%, due 7/1/33 Putable 7/2/18	254	µß
725	Ohio St. Hosp. Ref. Rev. (Univ. Hosp. Hlth. Sys.), Ser. 2016-A, 4.00%, due 1/15/46	757	ß
400	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.), Ser. 2010-A, 3.75%, due 7/1/33 Putable 7/1/20	419	µß
		5,385
Oklahoma (0.9%)
400	Oklahoma St. Dev. Fin. Au. First Mtge. Rev. (Sommerset Proj.), Ser. 2015, 5.00%, due 7/1/35	415	ß
500	Tulsa Muni. Arpt. Imp. Trust Trustees Ref. Rev. (American Airlines Group), Ser. 2001-C, 5.50%, due 12/1/35	556	ß
		971
Pennsylvania (5.2%)
250	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2015, 5.25%, due 7/1/35	256	ß
150	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2015, 5.50%, due 7/1/45	153	ß
350	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	375	ß
650	Lehigh Co. Gen. Purp. Hosp. Rev. (Lehigh Valley Hlth. Network), Ser. 2015-A, 4.13%, due 7/1/40	687	ß
500	Lehigh Co. Gen. Purp. Hosp. Rev. (Lehigh Valley Hlth. Network), Ser. 2015-A, 4.25%, due 7/1/45	530	ß
250	Montgomery Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Albert Einstein Heath Care Network), Ser. 2015-A, 5.25%, due 1/15/36	279	ß
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2015, 5.00%, due 6/30/18	807	ß
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2015, 5.00%, due 12/31/38	842	ß@
1,500	Pennsylvania St. Turnpike Commission Ref. Rev., Ser. 2016, 5.00%, due 6/1/36	1,729
		5,658
Rhode Island (1.5%)
255	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev., Ser. 2016-1-C, 2.75%, due 4/1/25	256
275	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev., Ser. 2016-1-C, 2.85%, due 10/1/25	276
280	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev., Ser. 2016-1-C, 2.95%, due 4/1/26	281
285	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev., Ser. 2016-1-C, 3.00%, due 10/1/26	287
500	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Homeownership Opportunity), Ser. 2016-67-C, 3.25%, due 4/1/30	498	Ø
		1,598
South Carolina (1.4%)
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	533
1,000	RBC Muni. Prod., Inc. Trust Rev. (Floaters), Ser. 2011-0-9, (LOC: Royal Bank of Canada), 0.51%, due 7/1/18	1,000	ñµ
		1,533

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Texas (6.8%)
$750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	$755	ß
300	Board of Managers Joint Guadalupe Co.-City of Seguin Hosp. Mtge. Ref. Rev., Ser. 2015, 5.00%, due 12/1/21	335
400	Board of Managers Joint Guadalupe Co.-City of Seguin Hosp. Mtge. Ref. Rev., Ser. 2015, 5.25%, due 12/1/35	442
1,000	Dallas Co. Flood Ctrl. Dist. Ref. G.O., 5.00%, due 4/1/28	1,069	ñ
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	414	ß@
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	450	ß
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	438	ß
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	781	ñßØ
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	303	ñÑß
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	538	ß
400	Tarrant Co. Cultural Ed. Fac. Rev. (Buckingham Sr. Living Comm. Proj.), Ser. 2015-B-1, 4.50%, due 11/15/21	407	ß
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	555
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	863
		7,350
Utah (2.1%)
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	526	ñß
1,700	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2015-D1, (FHA Insured), 3.85%, due 1/1/31	1,780	@
		2,306
Vermont (0.4%)
400	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2015-A, 4.13%, due 6/15/28	418
Virgin Islands (0.2%)
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	225
Virginia (1.7%)
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., 5.30%, due 3/1/35	408	ñ
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	214	ñß
1,000	Virginia St. Pub. Sch. Au. Sch. Fin. Ref. Rev., Ser. 2015, 5.00%, due 8/1/26	1,274
		1,896
Washington (0.5%)
550	Bellingham Wtr. & Swr. Rev., Ser. 2011-R-11981X, (LOC: Citibank N.A.), 0.61%, due 8/1/19	550	ñµ@

See Notes to Schedule of Investments

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Wisconsin (7.3%)
$400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	$409	ñß
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	308	ñß
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	770	ß
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,192	ß
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	256	ß
750	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodheven Park Apts. Proj.), Ser. 2016-A, 4.00%, due 12/1/36	748	ß
520	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missori Portfolio), Ser. 2015-A, 3.00%, due 12/1/21	522	ß
950	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missori Portfolio), Ser. 2015-A, 4.75%, due 12/1/35	971	ß
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	406	ß
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Hlth. Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,075	ßØ
1,200	Wisconsin St. Hsg. & Econ. Dev. Au. Home Ownership Rev. Ref., Ser. 2016-A, 3.30%, due 9/1/28	1,215
		7,872
	Total Investments (100.5%) (Cost $106,018)	108,748	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(579)
	Total Net Assets (100.0%)	$108,169

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Municipal Notes (97.8%)
Alabama (3.6%)
$6,000	Rib Floater Trust Rev. (Alfed Aid Hwy.), Ser. 2013-2W, (LOC: Barclays Bank PLC), 0.49%, due 9/1/26	$6,000	ñµ
Alaska (1.5%)
2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,592	@
California (9.7%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	790
2,000	California G.O. Ref., Ser. 2013, 5.00%, due 11/1/25	2,499
1,375	California G.O. Ref., Ser. 2015, 5.00%, due 8/1/26	1,751
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,113	µß
500	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	594	ß
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	296	ß
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	803
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,512
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	343
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,151
1,500	San Francisco City & Co. G.O. Ref., Ser. 2015-R1, 4.00%, due 6/15/30	1,665
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,798
740	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	575
645	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	481
		16,371
Colorado (0.8%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	740
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	571
		1,311
District of Columbia (4.3%)
5,250	Dist. of Columbia Hosp. Rev., Ser. 2010, (Assured Guaranty Insured), 0.61%, due 7/15/17	5,250	ñµ
460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	537	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	415	ß
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,144	ß
		7,346
Florida (11.4%)
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	763
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,172
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,308
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,462

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	$1,444	µ
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,083
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,208
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,202
1,000	Palm Beach Co. Public Impt. Ref. Rev., Ser. 2016, 5.00%, due 5/1/29	1,260
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,352	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,689	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,041
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,370
		19,354
Georgia (4.3%)
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,016	µß
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,950	ß
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,266
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,283
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	509	µß
500	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/22	586	ß
540	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/25	629	ß
		7,239
Illinois (8.9%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,030	@
2,000	Chicago Transit Au. Sales Tax Receipts Rev., Ser. 2014-XM0053, 0.66%, due 6/1/22	2,000	ñµ
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,653
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.35%, due 12/1/29	1,127
1,195	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.63%, due 12/1/32	1,352
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,213
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	528
1,000	Illinois St. G.O., Ser. 2005, (AMBAC Insured), 5.00%, due 4/1/20	1,011
1,000	Illinois St. G.O., Ser. 2013, 5.50%, due 7/1/25	1,137
1,000	Illinois St. G.O., Ser. 2014, 4.00%, due 2/1/23	1,062
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	551
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	581
950	Springfield G.O., Ser. 2014, 4.25%, due 12/1/27	1,074
665	Springfield G.O., Ser. 2014, 5.00%, due 12/1/28	794
		15,113

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Indiana (5.0%)
$500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	$534	ß
865	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	905	µß
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,252	µß
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21 Pre-Refunded 2/1/19	1,799
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,096
500	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/27	630
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,208	µß
		8,424
Kansas (0.4%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	726	ß
Kentucky (1.0%)
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,713
Louisiana (0.6%)
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	440
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	603
		1,043
Maryland (1.5%)
2,540	Maryland St. Trans. Au. Facs. Proj. Rev. Ref., Ser. 2012, 3.00%, due 7/1/16	2,550
Massachusetts (1.0%)
1,280	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	1,378
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	357
		1,735
Michigan (0.8%)
425	L'Anse Creuse Pub. Schs. G.O. Ref., Ser. 2015, 5.00%, due 5/1/21	496
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F4, 1.95%, due 11/15/47 Putable 4/1/20	922	µß
		1,418
Minnesota (2.0%)
1,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	1,262
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,339
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	837
		3,438

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Mississippi (2.6%)
$1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	$1,205
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,571
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,675
		4,451
Missouri (0.3%)
500	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (1st PL Homeownership Loan Prog.), Ser. 2016-A-2, 3.45%, due 11/1/36	509
Nevada (1.5%)
1,590	Clark Co. Arpt. Rev., Ser. 2010, (LOC: Citibank, N.A.), 0.71%, due 1/1/18	1,590	ñµ
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	901
		2,491
New Jersey (3.9%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	329
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	161
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,074
1,500	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey Issue), Ser. 2015-G, 5.00%, due 7/1/22	1,780
1,000	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	1,095
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,097
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	385
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	400
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	341
		6,662
New York (8.0%)
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	460	ß
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	987
485	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	540
500	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	560
520	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	587
1,000	Metropolitan Trans. Au. Rev. Ref., Ser. 2016-A2, 4.00%, due 11/15/17	1,050
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,023
100	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3B, 0.29%, due 6/15/43	100	µ
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,291
1,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	1,248
1,125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	1,433
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,212
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	832
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,237
		13,560

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
North Carolina (1.0%)
$600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	$695
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	730
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20 Pre-Refunded 6/1/18	322	ß
		1,747
Ohio (0.6%)
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	967
Pennsylvania (3.8%)
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,489
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	1,964
2,000	Pocono Mountain Sch. Dist. G.O. Ref., Ser. 2015, (BAM Insured), 4.00%, due 10/1/16	2,026
		6,479
Rhode Island (3.2%)
1,250	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,255
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	572
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,316	ß
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	953
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,254
		5,350
South Carolina (1.6%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	962
1,650	South Carolina St. Ed. Facs. Au. Rev. (Furman Univ.), Ser. 2006-B, (LOC: Wells Fargo Bank N.A.), 0.28%, due 10/1/39	1,650	µß
		2,612
Tennessee (1.9%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,061
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,135	ß
		3,196
Texas (7.3%)
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	793
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	515
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	241	ß
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	1,999	µ
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,284
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,559
1,500	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,796
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	745

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$160	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	$174	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	221	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	222	ß
225	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	250	ß
220	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	244	ß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	386
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	582
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,126
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	266
		12,403
Utah (1.0%)
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	526	ß
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,227
		1,753
Vermont (0.4%)
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	713
Virginia (1.3%)
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,197
Washington (1.6%)
1,055	King Co. Ref. G.O., Ser. 2015-E, 5.00%, due 12/1/27	1,346
375	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	393
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	875
		2,614
Wisconsin (1.0%)
470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	560	ß
100	Pub. Fin. Au. Multi-Family Mtge. Rev. (Trinity Affordable Section 8 Assisted Apartments Proj.), Ser. 2015-A, 4.50%, due 7/1/33	102	ß
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,075	ßØ
		1,737
	Total Investments (97.8%) (Cost $157,943)	165,814	##
	Cash, receivables and other assets, less liabilities (2.2%)	3,763
	Total Net Assets (100.0%)	$169,577
See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Municipal Notes (97.9%)
New York (97.9%)
$250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	$276	ß
	4.00%, due 12/1/20
100	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/21	110	ß
225	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/22	247	ß
175	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/23	205	ß
350	Buffalo, NY G.O., Ser. 2016-A, 5.00%, due 4/1/28	436
425	Build NYC Res. Corp. Ref. Rev., Ser. 2015, 5.00%, due 6/1/22	505	ß
475	Build NYC Res. Corp. Ref. Rev., Ser. 2015, 5.00%, due 6/1/24	579	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	278	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/21	117	ß
200	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/22	238	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/24	115	ß
175	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/25	201	ß
225	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/21	261	ß
150	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/22	176	ß
135	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 4.00%, due 7/1/23	152	ß
115	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/25	138	ß
1,000	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2015-A, 5.00%, due 5/1/27	1,257
300	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/18	324	ß
575	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/19	634	ß
605	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/20	687	ß
750	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	881
825	Long Beach, NY G.O., Ser. 2014-A, (BAM Insured), 2.50%, due 11/15/16	833
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	576
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27	1,314
1,120	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,279
380	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	433
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,509
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	426	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/16	100	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/17	103	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/18	106	ß
115	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/20	130	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/21	112	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/22	113	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/23	115	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/24	116	ß
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	535	ß
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	361	ß
700	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 4.00%, due 9/1/28	783
415	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 4.00%, due 7/1/18	440	ß
300	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/27	356	ß
935	Nassau Hlth. Care Corp. Rev., Ser. 2009, (LOC: JP Morgan Chase), 0.42%, due 8/1/29	935	µ
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	360
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	504
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	381

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$1,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	$1,000
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,133
325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	327	µß
350	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	426
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,285
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	514	ß
1,505	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	1,511
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	846	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	607	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	576	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	581	ß
1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	1,311	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,146
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	235	ß
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	339
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,497
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19 Pre-Refunded 1/1/17	1,029	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	628
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	567
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,007
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,683
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,424
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	489	µß
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,770
1,915	New York St. G.O. (Prerefunded), Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	2,167
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	96
750	New York St. HFA Rev. (Affordable Hsg.), Ser. 2015-G, (SONYMA Insured), 1.35%, due 5/1/19	754
500	New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax), Ser. 2016-A, 5.00%, due 3/15/28	630
465	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.13%, due 9/15/26	498
760	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.25%, due 9/15/27	809
650	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	698
710	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	804	ß
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	828	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	778	ß
400	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	421
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	390
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,780
580	Schenectady Co. Ref. G.O. (Pub. Imp.), Ser. 2015, 4.00%, due 6/15/28	664

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	$214
1,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/26	1,183	ß
500	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	530
680	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	726
500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2016-A, 5.00%, due 11/15/46	599
1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	1,821
1,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,237
	Total Investments (97.9%) (Cost $58,851)	62,295	##
	Cash, receivables and other assets, less liabilities (2.1%)	1,350
	Total Net Assets (100.0%)	$63,645

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
	U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (20.8%)
$1,610	U.S. Treasury Notes, 0.63%, due 10/15/16 – 9/30/17	$1,611
785	U.S. Treasury Notes, 0.50%, due 1/31/17	785
3,305	U.S. Treasury Notes, 0.75%, due 10/31/17 – 2/15/19	3,300
1,500	U.S. Treasury Notes, 1.00%, due 2/15/18	1,506
4,205	U.S. Treasury Notes, 0.88%, due 10/15/18 – 4/15/19	4,203
3,990	U.S. Treasury Notes, 1.25%, due 11/15/18 – 12/15/18	4,029
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $15,388)	15,434
Mortgage-Backed Securities (23.8%)
Adjustable Mixed Balance (0.1%)
94	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.56%, due 6/19/34	90	µ
Commercial Mortgage-Backed (16.5%)
361	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	361
1,129	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	1,125
260	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	260
480	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	479
681	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	678
642	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	639
400	Commercial Mortgage Pass-Through Certificates, Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	403
619	Commercial Mortgage Pass-Through Certificates, Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	620
4	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	4	[i]
845	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.54%, due 1/15/49	859	[i]
25	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	25	ñ
332	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	338
1,319	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.99%, due 8/10/45	1,354	µ
889	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	886
340	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	342
187	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	190
583	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	583
711	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	714
331	Wells Fargo Commercial Mortgage Trust, Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	334
1,078	Wells Fargo Commercial Mortgage Trust, Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	1,078
968	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	968
		12,240
Mortgage-Backed Non-Agency (1.8%)
230	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	242	ñ
861	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	938	ñ
168	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	187	ñ
		1,367
Fannie Mae (3.1%)
487	Pass-Through Certificates, 3.50%, due 10/1/25	516
927	Pass-Through Certificates, 3.00%, due 9/1/27	971
790	Pass-Through Certificates, 4.50%, due 4/1/39 – 5/1/44	860
		2,347

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Freddie Mac (2.3%)
$0	ARM Certificates, 2.00%, due 1/1/17	$0	[z]
530	Pass-Through Certificates, 3.50%, due 5/1/26	561
642	Pass-Through Certificates, 3.00%, due 1/1/27	674
407	Pass-Through Certificates, 4.50%, due 11/1/39	444
		1,679
	Total Mortgage-Backed Securities (Cost $17,731)	17,723
Corporate Debt Securities (33.5%)
Aerospace & Defense (0.5%)
300	Lockheed Martin Corp., Guaranteed Notes, 7.65%, due 5/1/16	300
90	Lockheed Martin Corp., Senior Unsecured Notes, 1.85%, due 11/23/18	91
		391
Auto Manufacturers (3.7%)
1,035	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.87%, due 5/9/16	1,035	µ
430	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	439
640	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.02%, due 5/3/19	640
290	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	290	ñ
285	Toyota Motor Credit Corp., Senior Unsecured Global Medium-Term Notes, 1.55%, due 7/13/18	288
		2,692
Banks (11.8%)
1,000	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	1,005
385	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	390
965	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	966
950	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	973
555	HSBC USA, Inc., Senior Unsecured Notes, 1.50%, due 11/13/17	554
1,700	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,705
230	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	230	ñ
1,005	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 2.45%, due 2/1/19	1,020
845	U.S. Bank N.A., Senior Unsecured Medium-Term Notes, 1.45%, due 1/29/18	850
1,050	Wachovia Corp., Senior Unsecured Notes, 5.75%, due 6/15/17	1,103
		8,796
Beverages (1.2%)
890	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 1.90%, due 2/1/19	903
Computers (1.5%)
340	Apple, Inc., Senior Unsecured Notes, 0.90%, due 5/12/17	340
270	Apple, Inc., Senior Unsecured Notes, 1.70%, due 2/22/19	274
515	HP Enterprise Co., Senior Unsecured Notes, 2.85%, due 10/5/18	526	ñ
		1,140
Diversified Financial Services (0.6%)
410	Visa, Inc., Senior Unsecured Notes, 1.20%, due 12/14/17	412

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Electric (0.3%)
$260	Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	$260
Food (0.3%)
205	HJ Heinz Co., Guaranteed Notes, 2.00%, due 7/2/18	207	ñ
Healthcare - Products (0.8%)
300	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	303
285	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	285
		588
Healthcare - Services (0.4%)
260	UnitedHealth Group, Inc., Senior Unsecured Notes, 1.45%, due 7/17/17	262
Holding Companies - Diversified (0.3%)
230	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	229
Insurance (0.4%)
295	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.70%, due 3/15/19	299
Media (0.3%)
100	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	100
145	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	145
		245
Oil & Gas (2.9%)
350	BP Capital Markets PLC, Guaranteed Notes, 1.68%, due 5/3/19	351	Ø
455	Chevron Corp., Senior Unsecured Notes, 1.34%, due 11/9/17	457
520	ConocoPhillips Canada Funding Co. I, Guaranteed Notes, 5.63%, due 10/15/16	531
550	Exxon Mobil Corp., Senior Unsecured Notes, 1.71%, due 3/1/19	557
265	Shell Int'l Finance BV, Guaranteed Notes, 1.25%, due 11/10/17	265
		2,161
Pharmaceuticals (1.2%)
205	AbbVie, Inc., Senior Unsecured Notes, 1.80%, due 5/14/18	207
275	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	276	ñ
155	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	155
240	Mylan NV, Guaranteed Notes, 3.00%, due 12/15/18	244	ñ
		882
Pipelines (0.2%)
145	Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	145
REITs (1.2%)
625	Simon Property Group L.P., Senior Unsecured Notes, 5.25%, due 12/1/16	634
225	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	225	ñ
		859

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Retail (1.9%)
$575	CVS Health Corp., Senior Unsecured Notes, 6.13%, due 8/15/16	$584
830	CVS Health Corp., Senior Unsecured Notes, 1.90%, due 7/20/18	841
		1,425
Telecommunications (4.0%)
300	AT&T, Inc., Senior Unsecured Notes, 2.95%, due 5/15/16	300
545	AT&T, Inc., Senior Unsecured Notes, 1.70%, due 6/1/17	548
680	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	680
325	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	325
590	Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	598
500	Verizon Communications, Inc., Senior Unsecured Notes, 3.65%, due 9/14/18	527
		2,978
	Total Corporate Debt Securities (Cost $24,731)	24,874
Asset-Backed Securities (16.5%)
1,700	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,703
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.67%, due 5/15/20	2,076	µ
675	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.70%, due 9/16/19	675	µ
1,437	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.51%, due 12/16/19	1,436	µ
539	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	538
1,300	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.70%, due 5/15/19	1,301	µ
1,000	Citibank Credit Card Issuance Trust, Ser. 2013-A4, Class A4, 0.86%, due 7/24/20	1,003	µ
745	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	745
1,500	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	1,499
374	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	374
3	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.71%, due 11/23/22	3	µ
875	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	876
	Total Asset-Backed Securities (Cost $12,219)	12,229
NUMBER OF SHARES
Short-Term Investments (7.4%)
5,535,385	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $5,535)	5,535	h@
	Total Investments (102.0%) (Cost $75,604)	75,795	##
	Liabilities, less cash, receivables and other assets [(2.0%)]	(1,455)[d]
	Total Net Assets (100.0%)	$74,340

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	24 U.S. Treasury Note, 2 Year	Long	$(46)
Total			$(46)

At April 30, 2016, the notional value of futures for the Fund was $5,247,000 for long positions. The Fund had deposited $14,520 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $749,571 for long positions.

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligationsµ (8.3%)
All Telecom (0.3%)
$220	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	$206
255	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	256
		462
Building & Development (0.6%)
438	Jeld Wen, Inc., First Lien Term Loan B, 4.75%, due 7/1/22	438
103	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	103
377	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	377
		918
Business Equipment & Services (0.5%)
207	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	206
95	Equinix Inc., First Lien Term Loan B, 4.00%, due 1/6/23	95
80	Kar Auction Services, First Lien Term Loan B3, 4.25%, due 2/28/23	80
419	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	421
		802
Containers & Glass Products (0.2%)
317	SIG Combibloc Group, First Lien Term Loan B, 4.25%, due 3/11/22	316
Electronics - Electrical (1.4%)
810	Avago Technologies, First Lien Term Loan B1, 4.25%, due 2/1/23	810
857	Dell, First Lien Term Loan B2, 4.00%, due 4/29/20	857
371	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	362
165	NXP Funding, First Lien Term Loan B1, 3.75%, due 12/7/20	165
		2,194
Financial Intermediaries (0.6%)
501	First Data Corporation, First Lien Term Loan B, 4.44%, due 3/24/21	502
460	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	403
		905
Food & Drug Retailers (0.3%)
55	Rite Aid Corp., Second Lien Term Loan 1, 5.75%, due 8/21/20	55
380	Rite Aid Corp., Second Lien Term Loan 2, 4.88%, due 6/21/21	380
		435
Food Products (0.1%)
110	NBTY, First Lien Term Loan B, 5.00%, due 4/14/23	110
Food Service (0.4%)
581	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	587

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Health Care (0.7%)
$268	Air Medical Group Holding, First Lien Term Loan B1, 4.25%, due 4/28/22	$264
520	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	517
348	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	347
21	Pharmaceutical Product Development, Inc., First Lien Term Loan B, due 8/18/22	21	¢^^
		1,149
Leisure Goods - Activities - Movies (0.4%)
583	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	585
Lodging & Casinos (2.1%)
457	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	457
474	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	474
655	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	651
437	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	436
436	Scientific Games Corp., First Lien Term Loan B2, 6.00%, due 10/1/21	428
628	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	629
187	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	188
		3,263
Retailers (except food & drug) (0.4%)
639	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	636
Steel (0.1%)
190	FMG Resources, First Lien Term Loan, due 6/30/19	179	¢^^
Utilities (0.2%)
339	Calpine Corp., First Lien Term Loan B6, 4.00%, due 1/15/23	339
	Total Bank Loan Obligations (Cost $12,904)	12,880
Corporate Debt Securities (90.1%)
Advertising (2.0%)
1,235	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,145
285	Lamar Media Corp., Guaranteed Notes, 5.88%, due 2/1/22	298
1,440	Nielsen Co. Luxembourg S.a.r.l, Guaranteed Notes, 5.50%, due 10/1/21	1,501	ñ
100	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	103	ñ
		3,047
Aerospace & Defense (0.4%)
575	TransDigm, Inc., Guaranteed Notes, 5.50%, due 10/15/20	584
Air Transportation (0.1%)
108	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	113
Auto Parts & Equipment (0.6%)
545	Schaeffler Holding Finance BV, Senior Secured Notes, 6.25% Cash/7.00% PIK, due 11/15/19	568	ñc
380	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	395	ñ
		963

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Automakers (0.5%)
$235	Fiat Chrysler Automobiles NV, Senior Unsecured Notes, 4.50%, due 4/15/20	$240
450	General Motors Co., Senior Unsecured Notes, 3.50%, due 10/2/18	465
		705
Banking (3.8%)
430	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	429
855	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	890
610	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	613
365	Ally Financial, Inc., Guaranteed Notes, 3.25%, due 11/5/18	364
500	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	567
1,100	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,116	@
1,465	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	1,472
380	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	399
		5,850
Beverage (1.3%)
1,850	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	1,947
Building & Construction (4.3%)
800	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 5/15/18	888
1,505	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	1,539	@
220	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	228
480	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	492
155	Lennar Corp., Guaranteed Notes, 4.13%, due 12/1/18	159
200	Lennar Corp., Guaranteed Notes, 4.50%, due 6/15/19	207
505	Lennar Corp., Guaranteed Notes, 4.50%, due 11/15/19	524
130	Meritage Homes Corp., Guaranteed Notes, 4.50%, due 3/1/18	133
540	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	575
295	PulteGroup, Inc., Guaranteed Notes, 4.25%, due 3/1/21	300
910	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	908	ñ
600	Toll Brothers Finance Corp., Guaranteed Notes, 8.91%, due 10/15/17	660
		6,613
Building Materials (2.8%)
95	Allegion US Holding Co., Inc., Guaranteed Notes, 5.75%, due 10/1/21	99
310	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	326	ñ
485	Masco Corp., Senior Unsecured Notes, 7.13%, due 3/15/20	560
750	Masco Corp., Senior Unsecured Notes, 3.50%, due 4/1/21	761
565	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	634	**
1,190	USG Corp., Guaranteed Notes, 5.88%, due 11/1/21	1,253	ñ
190	Vulcan Materials Co., Senior Unsecured Notes, 7.00%, due 6/15/18	210
385	Vulcan Materials Co., Senior Unsecured Notes, 7.50%, due 6/15/21	464
		4,307
Cable & Satellite Television (4.2%)
690	CCO Safari II LLC, Senior Secured Notes, 3.58%, due 7/23/20	717	ñ
435	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	446	ñ
850	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	918

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$520	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	$563
535	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	548
990	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	1,010
395	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	398
405	Numericable-SFR SA, Senior Secured Notes, 6.00%, due 5/15/22	405	ñ
1,040	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	1,086	ñ
425	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	426
		6,517
Chemicals (1.6%)
820	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	843
420	Celanese US Holdings LLC, Guaranteed Notes, 5.88%, due 6/15/21	453
735	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	740
420	PQ Corp., Secured Notes, 8.75%, due 11/1/18	437	ñ
		2,473
Consumer - Commercial Lease Financing (4.2%)
285	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	289
1,590	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.25%, due 7/1/20	1,636
1,695	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	1,754	@
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	955
565	Navient Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	605
1,175	Navient Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	1,163
130	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	125
		6,527
Discount Stores (0.4%)
645	Dollar Tree, Inc., Guaranteed Notes, 5.25%, due 3/1/20	670	ñ
Electric - Generation (2.3%)
1,015	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,072	ñ
500	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	506
335	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	358
1,045	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,082
550	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	572
		3,590
Electric - Integrated (1.7%)
735	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	771
1,980	Talen Energy Supply LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,841	ñ**
		2,612
Electronics (2.2%)
559	Amkor Technology, Inc., Senior Unsecured Notes, 6.63%, due 6/1/21	544
400	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	418
555	Freescale Semiconductor, Inc., Senior Secured Notes, 5.00%, due 5/15/21	576	ñ
820	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.13%, due 6/15/20	843	ñ
640	NXP BV/NXP Funding LLC, Guaranteed Notes, 5.75%, due 2/15/21	670	ñ
285	Zebra Technologies Corp., Senior Unsecured Notes, 7.25%, due 10/15/22	308
		3,359

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Energy - Exploration & Production (1.9%)
$30	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	$29
590	Antero Resources Finance Corp., Guaranteed Notes, 6.00%, due 12/1/20	591
610	Encana Corp., Senior Unsecured Notes, 6.50%, due 5/15/19	623
285	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	186	@
340	Oasis Petroleum, Inc., Guaranteed Notes, 7.25%, due 2/1/19	323
85	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	78
620	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	598
195	SM Energy Co., Senior Unsecured Notes, 6.50%, due 11/15/21	182
455	Whiting Petroleum Corp., Senior Unsecured Notes, 5.00%, due 3/15/19	399
		3,009
Environmental (0.3%)
450	ADS Waste Holdings, Inc., Guaranteed Notes, 8.25%, due 10/1/20	469
Food & Drug Retail (0.4%)
570	Tesco PLC, Senior Unsecured Notes, 5.50%, due 11/15/17	597	ñ
Food - Wholesale (0.4%)
635	Post Holdings, Inc., Guaranteed Notes, 6.75%, due 12/1/21	666	ñ
Gaming (4.3%)
925	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	953	@
575	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	607
670	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 4/15/21	685
420	Int'l Game Technology PLC, Guaranteed Notes, 5.63%, due 2/15/20	440	ñ
435	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	457
215	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	223
965	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	1,098
495	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	518
295	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	301	ñ
470	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	297
440	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	364
475	Shingle Springs Tribal Gaming Authority, Senior Unsecured Notes, 9.75%, due 9/1/21	520	ñ
225	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	238
		6,701
Gas Distribution (5.6%)
585	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	598	@
725	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.00%, due 12/15/20	687
875	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	881
860	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	819
550	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	562
910	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	942	ñ
505	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	515	ñ
1,135	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	1,128
235	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	242
1,400	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.00%, due 1/15/18	1,408

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$80	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	$78
505	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	515
360	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.88%, due 10/1/20	367
		8,742
Health Facilities (7.5%)
500	Amsurg Corp., Guaranteed Notes, 5.63%, due 11/30/20	513
450	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	456
55	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	55
530	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	482
765	DaVita, Inc., Senior Unsecured Notes, 5.75%, due 8/15/22	801
550	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	564
110	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	114
1,740	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,927
445	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	425
195	LifePoint Hospitals, Inc., Guaranteed Notes, 6.63%, due 10/1/20	201
695	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	723
1,060	MPT Operating Partnership L.P., Guaranteed Notes, 6.88%, due 5/1/21	1,099
790	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	798
1,155	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	1,236
395	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	391
895	Tenet Healthcare Corp., Senior Secured Notes, 4.13%, due 6/15/20	896	ñµ
965	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	989	ñ
		11,670
Health Services (0.7%)
480	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	492	ñ
645	Service Corp. Int'l, Senior Unsecured Notes, 4.50%, due 11/15/20	664
		1,156
Hotels (0.5%)
750	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	781
Investments & Misc. Financial Services (0.3%)
525	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	524
Machinery (1.9%)
1,815	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	1,933	@
205	Oshkosh Corp., Guaranteed Notes, 5.38%, due 3/1/22	209
780	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	780
		2,922
Media - Diversified (0.4%)
529	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	545

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Media Content (3.5%)
$1,250	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	$1,316	ñ
325	Gray Television, Inc., Guaranteed Notes, 7.50%, due 10/1/20	340
370	Netflix, Inc., Senior Unsecured Notes, 5.38%, due 2/1/21	391
1,195	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	1,217	ñ
185	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	192	ñ
1,105	TEGNA, Inc., Guaranteed Notes, 5.13%, due 7/15/20	1,151
770	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	816	ñ
		5,423
Medical Products (2.1%)
650	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	569	ñ
925	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,016	ñ
560	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	580	ñ
360	Fresenius US Finance II, Inc., Guaranteed Notes, 4.25%, due 2/1/21	373	ñ
665	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	697	ñ
		3,235
Metals - Mining Excluding Steel (1.3%)
755	Alcoa, Inc., Senior Unsecured Notes, 5.72%, due 2/23/19	806
630	Anglo American Capital PLC, Guaranteed Notes, 2.63%, due 9/27/17	624	ñ
275	Teck Resources Ltd., Guaranteed Notes, 2.50%, due 2/1/18	261
300	Teck Resources Ltd., Guaranteed Notes, 3.00%, due 3/1/19	274
		1,965
Packaging (3.3%)
555	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Senior Secured Notes, 3.63%, due 12/15/19	561	ñµ
200	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Senior Secured Notes, 3.89%, due 5/15/21	199	ñµ
810	Ball Corp., Guaranteed Notes, 4.38%, due 12/15/20	842
310	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	320
360	Berry Plastics Corp., Secured Notes, 6.00%, due 10/15/22	376	ñ
1,580	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,641
455	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	473
585	Sealed Air Corp., Guaranteed Notes, 6.50%, due 12/1/20	663	ñ
		5,075
Personal & Household Products (1.0%)
675	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	705
285	NBTY, Inc., Senior Unsecured Notes, 7.63%, due 5/15/21	291	ñ
575	Spectrum Brands, Inc., Guaranteed Notes, 6.38%, due 11/15/20	607
		1,603
Pharmaceuticals (3.1%)
1,010	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.75%, due 1/15/22	1,040	ñ
1,170	Mallinckrodt Int'l Finance SA, Guaranteed Notes, 3.50%, due 4/15/18	1,139
260	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	248	ñ
2,110	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.38%, due 3/15/20	1,869	ñ
500	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	453	ñ
		4,749

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Printing & Publishing (1.1%)
$1,550	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	$1,647	@
20	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	21
		1,668
Real Estate Dev. & Mgt. (0.2%)
360	Realogy Group LLC/Realogy Co-Issuer Corp., Guaranteed Notes, 4.50%, due 4/15/19	373	ñ
Recreation & Travel (1.6%)
770	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	803
585	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	601	ñ
420	NCL Corp. Ltd., Senior Unsecured Notes, 4.63%, due 11/15/20	427	ñ
75	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 3/15/18	81
610	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	631	ñ
		2,543
Software - Services (1.1%)
510	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20, Senior Secured Notes, 6.75%, due 11/1/20	536	ñ
887	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	907	ñ
516	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	255
		1,698
Specialty Retail (2.3%)
545	Dufry Finance SCA, Guaranteed Notes, 5.50%, due 10/15/20	567	ñ
820	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	968
695	Michaels Stores, Inc., Guaranteed Notes, 5.88%, due 12/15/20	728	ñ
870	QVC, Inc., Senior Secured Notes, 3.13%, due 4/1/19	881
440	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, due 6/1/22	461
		3,605
Steel Producers - Products (0.7%)
850	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	881
175	ArcelorMittal, Senior Unsecured Notes, 5.13%, due 6/1/20	173
		1,054
Support - Services (3.1%)
230	Acosta, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	214	ñ
460	AECOM, Guaranteed Notes, 5.75%, due 10/15/22	480
70	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	70
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 3.39%, due 12/1/17	1,000	µ
370	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	375
575	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	585
1,320	Iron Mountain, Inc., Guaranteed Notes, 6.00%, due 10/1/20	1,393	ñ
135	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	141
565	United Rentals N.A., Inc., Guaranteed Notes, 7.63%, due 4/15/22	603
		4,861

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Technology Hardware & Equipment (0.5%)
$290	CommScope, Inc., Senior Secured Notes, 4.38%, due 6/15/20	$299	ñ
440	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	444	ñ
		743
Telecom - Satellite (1.0%)
1,073	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	1,182
440	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	321
		1,503
Telecom - Wireless (3.3%)
255	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	263
2,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,830
295	Sprint Communications, Inc., Senior Unsecured Notes, 8.38%, due 8/15/17	301
995	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	1,026
740	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	772
1,040	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	993	ñ
		5,185
Telecom - Wireline Integrated & Services (3.3%)
1,070	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,099
255	Equinix, Inc., Senior Unsecured Notes, 5.38%, due 1/1/22	267
185	Frontier Communications Corp., Senior Unsecured Notes, 8.13%, due 10/1/18	199
1,060	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 3/15/19	1,118
595	Frontier Communications Corp., Senior Unsecured Notes, 8.88%, due 9/15/20	630	ñ
1,015	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	1,063
245	Telecom Italia Capital SA, Guaranteed Notes, 7.18%, due 6/18/19	277
570	Windstream Services LLC, Guaranteed Notes, 7.75%, due 10/15/20	516
		5,169
Theaters & Entertainment (1.0%)
610	AMC Entertainment, Inc., Guaranteed Notes, 5.88%, due 2/15/22	636
910	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	947
		1,583
	Total Corporate Debt Securities (Cost $139,679)	139,694
NUMBER OF SHARES
Short-Term Investments (0.4%)
514,473	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $514)	514	h@
	Total Investments (98.8%) (Cost $153,097)	153,088	##
	Cash, receivables and other assets, less liabilities (1.2%)	1,919	††
	Total Net Assets (100.0%)	$155,007

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligationsµ (3.1%)
Aerospace & Defense (0.0%)
$479	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 12/16/21	$481
379	Transdigm Inc., First Lien Term Loan C, 3.75%, due 2/28/20	378
		859
Air Transport (0.1%)
723	American Airlines Inc., First Lien Term Loan B1, 3.50%, due 10/10/21	720
249	United Airlines, First Lien Term Loan B, 3.25%, due 4/1/19	249
		969
All Telecom (0.1%)
369	Consolidated Communications Inc., Term Loan, 4.25%, due 12/23/20	370
391	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	366
810	Level 3 Financing, Inc., First Lien Term Loan B3, 4.00%, due 8/1/19	812
300	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	301
384	T-Mobile USA, Term Loan, 3.50%, due 11/9/22	386
337	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	337
		2,572
Automotive (0.0%)
154	Allison Transmission, First Lien Term Loan B3, 3.50%, due 8/23/19	155
Building & Development (0.1%)
250	American Builders, First Lien Term Loan B, 3.50%, due 4/16/20	250
89	Capital Automotive LP, First Lien Term Loan B1, 4.00%, due 4/10/19	89
145	Capital Automotive LP, Second Lien Term Loan, 6.00%, due 4/30/20	146
374	DTZ, First Lien Term Loan B, 4.25%, due 11/4/21	373
368	HDS Supply, First Lien Term Loan, 3.75%, due 8/13/21	368
668	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	667
		1,893
Business Equipment & Services (0.3%)
480	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	475
383	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	379
223	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	221
243	CBS Outdoor, First Lien Term Loan B, 3.00%, due 1/31/21	242
373	CCC Information Services Inc., Term Loan, 4.00%, due 12/20/19	371
491	CPA Global, First Lien Term Loan, 4.50%, due 12/3/20	489
376	Emdeon Business Services, First Lien Term Loan B2, 3.75%, due 11/2/18	375
342	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	340
102	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	104
389	Mitchell International, Inc., First Lien Term Loan, 4.50%, due 10/13/20	387
255	On Assignment, First Lien Term Loan B1, 3.75%, due 6/3/22	255
381	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	378
522	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	524
736	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	736
380	TRANS UNION LLC, Term Loan B-2, 3.50%, due 4/9/21	378
		5,654

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Cable & Satellite Television (0.2%)
$1,109	Cablevision Systems Corp., First Lien Term Loan B, 5.00%, due 10/9/22	$1,113
147	Casema Holdings BV, First Lien Term Loan B1, 3.65%, due 1/15/22	146
87	Casema Holdings BV, First Lien Term Loan B2, 3.65%, due 1/15/22	86
143	Casema Holdings BV, First Lien Term Loan B3, 3.60%, due 1/15/22	142
376	Cequel Communications, LLC, First Lien Term Loan B, 4.25%, due 12/14/22	376
455	Charter Communications, First Lien Term Loan F1, 3.00%, due 1/3/21	454
370	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	371
745	Numericable, First Lien Term Loan B7, 5.00%, due 1/8/24	748
768	Wide Open West, First Lien Term Loan B, 4.50%, due 4/1/19	764
		4,200
Chemicals & Plastics (0.1%)
352	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	352
270	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	270
380	Ineos Finance PLC, First Lien Term Loan B1, 4.25%, due 3/31/22	377
386	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	382
		1,381
Containers & Glass Products (0.2%)
377	Ardagh Packaging, First Lien Term Loan B2, 4.00%, due 12/17/19	376
394	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	394
690	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	691
769	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	767
63	Constantia Flexibles Group, First Lien Term Loan B1, 4.75%, due 4/30/22	63
323	Constantia Flexibles Group, First Lien Term Loan B2, 4.75%, due 4/30/22	324
259	Owens-Illinois Inc., First Lien Term Loan B, 3.50%, due 9/1/22	259
748	Reynolds Group, First Lien Term Loan B1, 4.50%, due 12/1/18	749
671	SIG Combibloc Group, First Lien Term Loan, 4.25%, due 3/11/22	669
		4,292
Cosmetics - Toiletries (0.0%)
259	Prestige Brands, Inc., First Lien Term Loan B3, 3.52%, due 9/3/21	259
Drugs (0.2%)
240	Capsugel Inc., First Lien Term Loan B, due 7/31/21	240 ¢^^
1,292	Endo Pharma, First Lien Term Loan B-1, 3.75%, due 9/26/22	1,287
373	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	374
1,365	Valeant Pharmaceuticals, First Lien Term Loan F1, 5.00%, due 4/1/22	1,330
		3,231
Ecological Services & Equipment (0.0%)
381	ADS Waste Holdings, Inc., First Lien Term Loan B2, 3.75%, due 10/9/19	380
Electronics - Electrical (0.3%)
170	Applied Systems, Term Loan, 4.25%, due 1/25/21	169
2,300	Avago Technologies, First Lien Term Loan B1, 4.25%, due 2/1/23	2,301
318	CommScope, First Lien Term Loan B1, 3.83%, due 12/29/22	318
686	CPI ACQUISITION INC., First Lien Term Loan, 5.50%, due 8/17/22	686
394	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	384

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$738	NXP Funding, First Lien Term Loan B1, 3.75%, due 12/7/20	$740
314	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	315
1,119	Zebra Technologies, First Lien Term Loan B, 4.75%, due 10/27/21	1,128
		6,041
Equipment Leasing (0.0%)
250	AWAS Aviation, First Lien Term Loan B, 4.00%, due 6/10/18	250
250	IIFC Delos, First Lien Term Loan B, 3.50%, due 3/6/21	251
		501
Financial Intermediaries (0.1%)
258	First Data Corp., First Lien Term Loan B, 4.44%, due 3/24/21	259
1,115	First Data Corporation, First Lien Term Loan B, 3.94%, due 9/24/18	1,116
608	First Data Corporation, First Lien Term Loan B, 4.19%, due 7/8/22	608
377	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/21/21	369
215	MGM Growth Properties, First Lien Term Loan B, 4.00%, due 4/1/23	216
224	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	225
		2,793
Food & Drug Retailers (0.0%)
218	Albertsons, First Lien Term Loan B4, 5.50%, due 8/25/21	218
304	Albertsons, First Lien Term Loan B5, 5.50%, due 12/1/22	305
		523
Food Products (0.0%)
442	DE Master Blenders 1753 NV, First Lien Term Loan B, 4.25%, due 7/2/22	444
Food Service (0.1%)
373	Aramark Corporation, First Lien Term Loan F, 3.25%, due 2/24/21	373
1,044	Burger King Corporation, First Lien Term Loan B2, 3.75%, due 12/10/21	1,045
345	US Foodservice Inc., First Lien Term Loan B, 4.50%, due 3/31/19	345
		1,763
Health Care (0.3%)
345	Alere, First Lien Term Loan A, 3.44%, due 6/18/20	340
373	AmSurg Corp., First Lien Term Loan, 3.50%, due 7/16/21	374
748	CHS/Community Health, First Lien Term Loan H1, 4.00%, due 1/27/21	737
273	Concentra Operating Company, First Lien Term Loan 1, 4.00%, due 6/1/22	270
381	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	370
527	EMS-Emergency Medical Services, First Lien Term Loan, 4.25%, due 5/25/18	528
209	EMS-Emergency Medical Services, First Lien Term Loan B2, 4.50%, due 11/6/22	210
395	HCA Inc., First Lien Term Loan B6, 3.69%, due 3/18/23	398
339	IASIS Healthcare LLC, First Lien Term Loan B2, 4.50%, due 5/3/18	338
150	Mallinckrodt, First Lien Term Loan B, 3.25%, due 3/19/21	146
245	Mallinckrodt International, First Lien Term Loan, 3.50%, due 3/19/21	241
498	Multiplan, Inc., First Lien Term Loan, 3.75%, due 3/31/21	496
757	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	755
		5,203

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Home Furnishings (0.0%)
$220	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	$220
Industrial Equipment (0.1%)
400	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	267
330	Doosan Infracore, Term Loan B, 4.50%, due 5/28/21	324
759	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	756
214	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	210
293	Husky Injection Molding, Term Loan, 4.25%, due 6/30/21	291
330	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	327
		2,175
Insurance (0.0%)
326	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	319
110	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	105
		424
Leisure Goods - Activities - Movies (0.1%)
264	AMC Entertainment, First Lien Term Loan, 4.00%, due 12/15/22	265
375	Bombardier Recreational Products Inc., First Lien Term Loan B2, 3.75%, due 1/30/19	374
379	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	379
381	Formula One, First Lien Term Loan B3, 4.75%, due 7/30/21	375
391	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	386
		1,779
Lodging & Casinos (0.4%)
389	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	391
336	Boyd Gaming Corporation, First Lien Term Loan B, 4.00%, due 8/14/20	336
306	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	306
247	Four Seasons Hotel & Tower, First Lien Term Loan, due 6/27/20	246 ¢^^
659	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	661
980	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	974
318	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	317
1,429	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	1,428
1,015	Scientific Games Corp., First Lien Term Loan B, 6.00%, due 10/18/20	998
730	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	731
756	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	758
		7,146
Oil & Gas (0.0%)
842	Energy Transfer Equity, First Lien Term Loan C, 4.00%, due 12/2/19	799
Publishing (0.0%)
373	EMI Publishing, First Lien Term Loan, 4.00%, due 8/19/22	373
225	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	224
		597

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Radio & Television (0.1%)
$477	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	$324
698	Gray Television, First Lien Term Loan C, 4.25%, due 6/13/21	700
660	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	658
92	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	92
		1,774
Retailers (except food & drug) (0.2%)
400	Amscan Holdings, Inc., First Lien Term Loan B, 4.25%, due 8/19/22	399
382	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	375
456	Burlington Coat, First Lien Term Loan B3, 4.25%, due 8/13/21	457
249	CDW LLC, First Lien Term Loan, 3.25%, due 4/29/20	249
384	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	376
360	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	360
298	Michaels Stores Inc., First Lien Term Loan B2, 4.00%, due 1/28/20	299
412	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	392
845	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	842
		3,749
Surface Transport (0.0%)
249	Avis Budget Car Rental, Term Loan B, 3.00%, due 3/15/19	249
293	Hertz Corporation, First Lien Term Loan B1, 3.75%, due 3/11/18	293
241	Kenan Advantage Group, First Lien Term Loan B1, 4.00%, due 7/29/22	240
79	Kenan Advantage Group, First Lien Term Loan B2, 4.00%, due 7/29/22	78
		860
Utilities (0.1%)
269	Calpine Construction, First Lien Term Loan, 3.25%, due 1/31/22	265
375	Calpine Corp., First Lien Term Loan B3, 4.00%, due 10/9/19	375
382	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	381
264	NRG Energy Inc., First Lien Term Loan B, 2.75%, due 7/1/18	263
375	TPF II, Term Loan, 5.50%, due 10/2/21	374
		1,658
	Total Bank Loan Obligations (Cost $64,521)	64,294
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (15.9%)
5,390	U.S. Treasury Bonds, 4.50%, due 2/15/36	7,332
9,600	U.S. Treasury Bonds, 2.88%, due 5/15/43	9,964
31,969	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	32,312	@
32,255	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	37,842	@
18,731	U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	21,789	@
28,147	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	40,379	@
19,732	U.S. Treasury Inflation-Indexed Bonds, 0.75%, due 2/15/42	19,191	@
104,000	U.S. Treasury Notes, 0.50%, due 4/30/17	103,898	@
5,000	U.S. Treasury Notes, 0.63%, due 5/31/17	4,999
15,485	U.S. Treasury Notes, 1.50%, due 2/28/23	15,388
30,755	U.S. Treasury Notes, 2.75%, due 2/15/24	33,184
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $323,704)	326,278
See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Mortgage-Backed Securities (22.2%)
Collateralized Mortgage Obligations (0.1%)
$867	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.60%, due 10/25/36	$708	µ
1,620	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A8, Class A3A3, 0.81%, due 8/25/36	1,401	µ
		2,109
Commercial Mortgage-Backed (2.2%)
15,661	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.40%, due 9/10/46	787	µg
32,794	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.59%, due 2/10/48	2,954	µg
33,507	Commercial Mortgage Loan Trust, Ser. 2013-CR11, Class XA, 1.34%, due 10/10/46	2,001	µg
40,325	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.34%, due 5/10/47	2,425	µg
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.50%, due 1/10/46	749	ñµg
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.77%, due 3/10/46	1,194	µg
44,846	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.40%, due 4/10/47	2,709	µg
54,774	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.50%, due 6/10/47	3,845	µg
30,418	Commercial Mortgage Trust, Ser. 2014-UBS6, Class XA, 1.22%, due 12/10/47	1,807	µg
39,597	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 1.04%, due 6/15/57	2,174	µg
13,778	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.23%, due 1/10/45	1,151	ñµg
59,595	GS Mortgage Securities Trust, Ser. 2015-GC30, Class XA, 1.05%, due 5/10/50	3,243	µg
4,760	JP Morgan Alternative Loan Trust, Ser. 2007-A2, Class 12A3, 0.63%, due 6/25/37	4,425	µ
32,328	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.35%, due 4/15/47	1,938	µg
20,967	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.95%, due 12/10/45	1,740	ñµg
24,798	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.24%, due 8/10/49	2,183	ñµg
31,616	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.60%, due 3/15/45	1,717	ñµg
102,868	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XB, 0.29%, due 6/15/46	1,270	µg
44,572	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class XA, 1.33%, due 8/15/47	2,908	µg
63,116	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 1.09%, due 11/15/47	3,584	µg
		44,804
Fannie Mae (9.4%)
12	Pass-Through Certificates, 5.00%, due 6/1/40 & 7/1/40	14
157	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	180
1	Pass-Through Certificates, 6.50%, due 9/1/32	1
3	Pass-Through Certificates, 7.00%, due 7/1/29	3
1	Pass-Through Certificates, 7.50%, due 12/1/32	1
95,725	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	102,261	[t]
82,610	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	89,942	[t]
		192,402
Freddie Mac (8.3%)
1	Pass-Through Certificates, 4.50%, due 8/1/18	1
10	Pass-Through Certificates, 5.00%, due 5/1/18 & 12/1/28	10
0 [z]	Pass-Through Certificates, 5.50%, due 9/1/17	0	[z]
0 [z]	Pass-Through Certificates, 6.00%, due 4/1/17	0	[z]
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
33,190	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	34,714	[t]
95,420	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	101,876	[t]
30,300	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	32,951	[t]
		169,553

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Government National Mortgage Association (2.2%)
$1	Pass-Through Certificates, 6.50%, due 7/15/32	$1
1	Pass-Through Certificates, 7.00%, due 8/15/32	1
42,360	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	45,202	t
		45,204
	Total Mortgage-Backed Securities (Cost $465,674)	454,072
Corporate Debt Securities (44.0%)
Advertising (0.3%)
1,555	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,441
310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	301
1,205	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,211	@
130	Lamar Media Corp., Guaranteed Notes, 5.75%, due 2/1/26	138	ñ
3,460	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	3,529	ñ@
		6,620
Aerospace & Defense (0.1%)
820	Bombardier, Inc., Senior Unsecured Notes, 6.00%, due 10/15/22	697	ñ
350	TransDigm, Inc., Guaranteed Notes, 7.50%, due 7/15/21	366
		1,063
Airlines (0.5%)
9,216	American Airlines, Inc., Pass-Through Certificates, Ser. 2014-1, Class B, 4.38%, due 10/1/22	9,193	@
Auto Manufacturers (1.2%)
9,690	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.34%, due 3/18/21	10,028
5,810	General Motors Co., Senior Unsecured Notes, 6.75%, due 4/1/46	7,008
8,170	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, due 7/13/25	8,381
		25,417
Auto Parts & Equipment (0.1%)
345	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	363	@
1,460	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	1,519	ñ
		1,882
Banking (1.3%)
500	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	499
3,300	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	3,436
10,290	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, due 2/13/18	10,290	@
2,815	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	3,191	@
1,075	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	1,207	@
515	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	621	@
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	597
2,240	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	2,272	@
980	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	1,011
2,450	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	2,582	ñ@
1,250	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	1,256
		26,962

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Banks (8.2%)
$3,945	Bank of America Corp., Junior Subordinated Notes, Ser. X, 6.25%, due 9/29/49	$3,960	µ@
16,365	Bank of America Corp., Junior Subordinated Notes, Ser. AA, 6.10%, due 12/29/49	16,375	µ@
6,650	Bank of America Corp., Junior Subordinated Notes, Ser. V, 5.13%, due 12/29/49	6,226	µ@
12,275	Capital One Financial Corp., Junior Subordinated Notes, Ser. E, 5.55%, due 12/29/49	12,183	µ@
8,270	Citigroup, Inc., Junior Subordinated Notes, Ser. N, 5.80%, due 11/29/49	8,001	µ@
15,610	Citigroup, Inc., Junior Subordinated Notes, Ser. P, 5.95%, due 12/29/49	15,112	µ@
8,065	Goldman Sachs Group, Inc., Subordinated Notes, 5.15%, due 5/22/45	8,278	@
10,560	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/31/49	10,283	µ@
5,600	HSBC Holdings PLC, Junior Subordinated Notes, 5.63%, due 12/29/49	5,418	µ@
4,845	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	4,460	µ@
7,490	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	7,210	µ@
14,990	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/31/49	15,329	µ@
7,590	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.50%, due 4/30/49	7,526	µ
14,595	Morgan Stanley, Subordinated Global Medium-Term Notes, 4.35%, due 9/8/26	15,073
10,120	Morgan Stanley, Junior Subordinated Notes, Ser. J, 5.55%, due 12/29/49	10,019	µ@
8,250	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 12/31/49	7,858	µ@
15,160	Wells Fargo & Co., Junior Subordinated Notes, Ser. S, 5.90%, due 12/29/49	15,520	µ
		168,831
Beverage (0.4%)
5,580	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, due 2/1/46	6,306	@
1,245	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	1,310
705	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	802	@
490	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	519
		8,937
Building & Construction (0.5%)
400	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 1/15/21	473
540	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	556	@
230	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	239
1,490	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	1,632
1,600	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,640
1,065	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	1,081	@
185	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	189
800	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	776
210	PulteGroup, Inc., Guaranteed Notes, 4.25%, due 3/1/21	214
1,265	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	1,262	ñ
155	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	151	ñ
1,155	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	1,195
30	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	30
		9,438
Building Materials (0.3%)
840	Allegion PLC, Guaranteed Yankee Notes, 5.88%, due 9/15/23	890
1,315	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	1,381	ñ
450	HD Supply, Inc., Guaranteed Notes, 5.75%, due 4/15/24	472	ñ
500	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	561
285	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	293

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$1,650	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	$1,852	**
215	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	228	ñ
		5,677
Cable & Satellite Television (1.4%)
2,050	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	2,045	ñ
1,125	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	1,087	ñ
1,135	Altice US Finance I Corp., Senior Secured Notes, 5.50%, due 5/15/26	1,147	ñ
1,300	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 6.63%, due 1/31/22	1,381
1,290	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 9/30/22	1,332	@
1,195	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.13%, due 5/1/23	1,219	ñ@
600	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.38%, due 5/1/25	614	ñ
920	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.88%, due 5/1/27	943	ñ
640	CCOH Safari LLC, Senior Unsecured Notes, 5.75%, due 2/15/26	661	ñ@
1,150	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	1,180	ñ
1,595	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	1,503	ñ
945	CSC Holdings, Inc., Senior Unsecured Notes, 7.63%, due 7/15/18	1,023	@
625	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	644
1,990	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	1,868
1,980	Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	2,203	ñ
345	Numericable-SFR SA, Senior Secured Notes, 4.88%, due 5/15/19	358	ñ@
2,445	Numericable-SFR SA, Senior Secured Notes, 6.00%, due 5/15/22	2,448	ñ@
635	Numericable-SFR SA, Senior Secured Notes, 6.25%, due 5/15/24	615	ñ
1,220	Numericable-SFR SA, Senior Secured Notes, 7.38%, due 5/1/26	1,238	ñ
450	Unitymedia Hessen GmbH & Co. KG, Senior Secured Notes, 5.50%, due 1/15/23	466	ñ
200	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 5.00%, due 1/15/25	201	ñ
520	UPCB Finance IV Ltd., Senior Secured Notes, 5.38%, due 1/15/25	529	ñ
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	461
1,760	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	1,795	ñ@
576	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	602	ñ
555	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.50%, due 8/15/26	559	ñ
1,095	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	1,098
		29,220
Chemicals (0.3%)
490	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	493
200	Huntsman Int'l LLC, Guaranteed Notes, 5.13%, due 11/15/22	201
805	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	0	zÑ‡
805	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	616
1,060	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	1,039	ñ@
3,200	PQ Corp., Secured Notes, 8.75%, due 11/1/18	3,332	ñ
		5,681
Computers (1.6%)
9,135	Apple, Inc., Senior Unsecured Notes, 4.65%, due 2/23/46	10,050
9,850	HP Enterprise Co., Senior Unsecured Notes, 4.90%, due 10/15/25	10,199	ñ@
9,485	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	7,364	@
6,540	Seagate HDD Cayman, Guaranteed Notes, 4.88%, due 6/1/27	4,595	ñ@
		32,208

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Consumer - Commercial Lease Financing (0.7%)
$500	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	$500
545	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	563
2,067	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,139	@
550	Aircastle Ltd., Senior Unsecured Notes, 5.50%, due 2/15/22	585
450	Aircastle Ltd., Senior Unsecured Notes, 5.00%, due 4/1/23	458
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,094	@
2,925	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	3,174	@
1,990	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	2,184	@
3,360	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	3,219	@
590	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	563
845	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	757
		15,236
Department Stores (0.0%)
260	Neiman Marcus Group Ltd. LLC, Guaranteed Notes, 8.00%, due 10/15/21	226	ñ
Discount Stores (0.1%)
990	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	1,056	ñ@
Diversified Financial Services (0.8%)
4,240	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	4,314	@
5,030	American Express Co., Junior Subordinated Notes, 5.20%, due 5/29/49	4,766	µ@
7,645	American Express Co., Junior Subordinated Notes, Ser. C, 4.90%, due 12/29/49	6,881	µ@
		15,961
Electric (1.2%)
8,610	Dominion Resources, Inc., Junior Subordinated Notes, 5.75%, due 10/1/54	8,287	µ@
10,925	Electricite de France SA, Junior Subordinated Notes, 5.63%, due 12/29/49	10,515	ñµ@
5,445	Exelon Corp., Senior Unsecured Notes, 4.45%, due 4/15/46	5,618
		24,420
Electric - Generation (0.5%)
1,005	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,062	ñ@
2,565	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	2,587	@
675	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	683
410	Dynegy, Inc., Guaranteed Notes, 5.88%, due 6/1/23	371
315	Dynegy, Inc., Guaranteed Notes, 7.63%, due 11/1/24	308
2,795	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	2,906
2,400	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	2,353
830	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	815
		11,085
Electric - Integrated (0.2%)
825	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	865	@
2,535	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	2,358	ñ**@
1,325	Talen Energy Supply LLC, Senior Unsecured Notes, 4.60%, due 12/15/21	1,033
420	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	373
		4,629

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Electronics (0.2%)
$1,320	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	$1,257
25	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	26
165	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	170
1,595	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	1,691	ñ
280	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 8/1/23	226	ñ
285	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 1/15/24	229	ñ
605	Sensata Technologies BV, Guaranteed Notes, 4.88%, due 10/15/23	609	ñ
300	Sensata Technologies UK Financing Co. PLC, Guaranteed Notes, 6.25%, due 2/15/26	317	ñ
290	Zebra Technologies Corp., Senior Unsecured Notes, 7.25%, due 10/15/22	314
		4,839
Energy - Exploration & Production (1.2%)
1,215	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	1,176	@
905	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	869
250	Antero Resources Corp., Guaranteed Notes, 5.63%, due 6/1/23	243
305	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	187
305	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	186
745	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	441
1,100	Chesapeake Energy Corp., Guaranteed Notes, 5.38%, due 6/15/21	627
275	Chesapeake Energy Corp., Secured Notes, 8.00%, due 12/15/22	187	ñ
620	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	347
1,915	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	1,925
965	Continental Resources, Inc., Guaranteed Notes, 4.50%, due 4/15/23	862
615	Continental Resources, Inc., Guaranteed Notes, 3.80%, due 6/1/24	524
785	Encana Corp., Senior Unsecured Notes, 3.90%, due 11/15/21	718
1,325	Encana Corp., Senior Unsecured Notes, 6.50%, due 8/15/34	1,222
450	Encana Corp., Senior Unsecured Notes, 6.63%, due 8/15/37	410
520	Encana Corp., Senior Unsecured Notes, 6.50%, due 2/1/38	465
1,735	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	1,131
2,275	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 6.38%, due 6/15/23	1,268
1,530	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,555	@
150	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	152
1,140	Newfield Exploration Co., Senior Unsecured Notes, 5.38%, due 1/1/26	1,129
975	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	892
320	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	286
780	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	728
2,265	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	2,089
1,540	Range Resources Corp., Guaranteed Notes, 4.88%, due 5/15/25	1,426
310	SM Energy Co., Senior Unsecured Notes, 6.50%, due 11/15/21	288
200	SM Energy Co., Senior Unsecured Notes, 6.13%, due 11/15/22	181
165	SM Energy Co., Senior Unsecured Notes, 6.50%, due 1/1/23	151
450	SM Energy Co., Senior Unsecured Notes, 5.00%, due 1/15/24	376
1,665	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	1,461
135	Whiting Petroleum Corp., Guaranteed Notes, 5.75%, due 3/15/21	112
890	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	741
		24,355
Food (0.3%)
7,315	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/27/44	7,019	ñ@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Food & Drug Retailers (0.1%)
$184	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	$195
500	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	527
1,200	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	1,285	ñ
		2,007
Food - Wholesale (0.2%)
2,245	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	2,305	ñ
455	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	495	ñ
225	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	249	ñ
		3,049
Food Service (0.0%)
850	Manitowoc Foodservice, Inc., Senior Unsecured Notes, 9.50%, due 2/15/24	939	ñ
Gaming (0.8%)
540	Boyd Gaming Corp., Guaranteed Notes, 6.38%, due 4/1/26	552	ñ
1,795	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	1,894	@
510	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	531	@
555	Int'l Game Technology PLC, Senior Secured Notes, 6.25%, due 2/15/22	565	ñ
980	Int'l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	990	ñ
700	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	736
950	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	987	@
730	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	830
445	MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., Senior Unsecured Notes, 5.63%, due 5/1/24	463	ñ
208	Mohegan Tribal Gaming Authority, GuaranteNotes, 11.00%, due 9/15/18	208	ñ
3,050	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	3,191
640	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	652	ñ
865	Scientific Games Int'l, Inc., Guaranteed Notes, 6.25%, due 9/1/20	556
950	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	601
3,770	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	3,116
850	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	900
		16,772
Gas Distribution (1.4%)
332	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	351
1,395	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	1,387
745	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.00%, due 12/15/20	706
1,265	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	1,154	ñ
165	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	157	ñ
205	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	186	ñ
410	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	397
570	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	459
170	Duke Energy Corp., Senior Unsecured Notes, 8.13%, due 8/16/30	164
1,725	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,738	@
750	Energy Transfer Equity L.P., Senior Secured Notes, 5.50%, due 6/1/27	644
205	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	195
1,695	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,623
1,870	MPLX L.P., Guaranteed Notes, 4.50%, due 7/15/23	1,815	ñ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$1,350	MPLX L.P., Guaranteed Notes, 4.88%, due 12/1/24	$1,315	ñ
610	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	623
100	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.00%, due 10/1/22	98
755	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	713
300	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	306	ñ
2,160	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	2,144	ñ
320	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	286	ñ
940	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	827	ñ
750	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	585
1,295	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	1,287	@
225	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	220
940	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	909
3,550	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	3,461
600	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	618
160	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.75%, due 3/1/25	158
700	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	679
1,825	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	1,682
430	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	439
1,145	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	1,174
		28,500
Health Facilities (1.7%)
585	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	600
260	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	263
500	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	503
840	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	843	@
80	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	84
1,375	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	1,399	@
1,250	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	1,250	@
1,400	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	1,456
1,740	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,927	@
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,082	@
1,335	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,459
1,575	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	1,630	@
325	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	332
770	HCA, Inc., Senior Secured Notes, 5.25%, due 6/15/26	800
2,910	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	2,779
370	LifePoint Health, Inc., Guaranteed Notes, 5.88%, due 12/1/23	386
625	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	650
550	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.38%, due 3/1/24	586
1,565	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	1,581	@
1,300	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	1,352
8,545	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	8,325	@
710	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	717
910	Team Health, Inc., Guaranteed Notes, 7.25%, due 12/15/23	966	ñ
325	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	348
505	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	511

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$1,895	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	$1,966
450	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	369
400	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	410	ñ
		34,574
Health Services (0.2%)
305	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	309	ñ
1,445	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	1,481	ñ
1,250	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 1/15/22	1,309	@
		3,099
Hotels (0.0%)
550	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	573	@
Housewares (0.2%)
4,275	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, due 4/1/46	4,754
Insurance (1.6%)
8,290	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	7,764	µ@
9,910	MetLife, Inc., Junior Subordinated Notes, Ser. C, 5.25%, due 12/29/49	9,649	µ@
6,210	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	6,155	µ@
8,305	Prudential Financial, Inc., Junior Subordinated Notes, 5.38%, due 5/15/45	8,442	µ@
		32,010
Investments & Misc. Financial Services (0.1%)
2,080	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	1,378	@
Machinery (0.2%)
2,535	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,700	@
1,125	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	1,125	@
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	213
		4,038
Media (1.9%)
10,735	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	11,567	ñ@
10,060	CCO Safari II LLC, Senior Secured Notes, 6.48%, due 10/23/45	11,817	ñ@
10,075	Viacom, Inc., Senior Unsecured Notes, 3.88%, due 4/1/24	10,077
5,060	Viacom, Inc., Senior Unsecured Notes, 5.25%, due 4/1/44	4,639	@
		38,100
Media - Diversified (0.0%)
240	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	250
Media Content (0.5%)
840	Gannett Co, Inc., Guaranteed Notes, 5.13%, due 10/15/19	869	@
80	Gannett Co, Inc., Guaranteed Notes, 4.88%, due 9/15/21	82	ñ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$2,340	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	$1,667
1,445	Netflix, Inc., Senior Unsecured Notes, 5.50%, due 2/15/22	1,510
965	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	983	ñ@
1,650	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	1,712	ñ
545	Sirius XM Radio, Inc., Guaranteed Notes, 4.63%, due 5/15/23	540	ñ
880	TEGNA, Inc., Senior Unsecured Notes, 5.13%, due 7/15/20	916
1,570	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	1,584	ñ@
		9,863
Medical Products (0.4%)
2,395	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	2,096	ñ
1,450	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	1,579	ñ
1,810	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	1,873	ñ
875	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	962	ñ@
175	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	182	ñ
1,160	Fresenius US Finance II, Inc., Guaranteed Notes, 4.50%, due 1/15/23	1,189	ñ
465	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	487	ñ
		8,368
Metals - Mining Excluding Steel (0.5%)
600	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	584
485	Anglo American Capital PLC, Guaranteed Notes, 4.45%, due 9/27/20	458	ñ
115	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 4/15/21	106	ñ
355	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 9/27/22	321	ñ
1,200	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	1,263	ñ
990	Freeport-McMoRan, Inc., Guaranteed Notes, 3.10%, due 3/15/20	889
915	Freeport-McMoRan, Inc., Guaranteed Notes, 4.00%, due 11/14/21	810
470	Freeport-McMoRan, Inc., Guaranteed Notes, 3.55%, due 3/1/22	392
1,180	Freeport-McMoRan, Inc., Guaranteed Notes, 3.88%, due 3/15/23	985
745	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	627
1,400	Freeport-McMoRan, Inc., Guaranteed Notes, 5.40%, due 11/14/34	1,071
365	Teck Resources Ltd., Guaranteed Notes, 4.75%, due 1/15/22	303
160	Teck Resources Ltd., Guaranteed Notes, 3.75%, due 2/1/23	123
1,590	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	1,165
1,405	Teck Resources Ltd., Guaranteed Notes, 6.25%, due 7/15/41	1,038
		10,135
Mining (0.7%)
5,625	Glencore Funding LLC, Guaranteed Notes, 2.88%, due 4/16/20	5,316	ñ@
10,975	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	9,548	ñ@
		14,864
Miscellaneous Manufacturers (0.5%)
10,270	General Electric Co., Junior Subordinated Notes, Ser. D, 5.00%, due 12/29/49	10,668	µ
Oil & Gas (0.8%)
4,220	Anadarko Petroleum Corp., Senior Unsecured Notes, 3.45%, due 7/15/24	3,974
4,610	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	4,526
8,225	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, due 6/1/25	7,345	@
		15,845

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Packaging (0.4%)
$545	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Guaranteed Notes, 7.25%, due 5/15/24	$545	ñ
985	Ball Corp., Guaranteed Notes, 4.38%, due 12/15/20	1,024	@
2,300	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	2,373	@
35	BWAY Holding Co., Senior Unsecured Notes, 9.13%, due 8/15/21	34	ñ
365	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	376	ñ
360	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	372
3,110	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	3,231	@
685	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	712
850	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	902	ñ@
		9,569
Personal & Household Products (0.2%)
270	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	282
1,790	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	1,871
500	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	511
1,075	NBTY, Inc., Senior Unsecured Notes, 7.63%, due 5/15/21	1,099	ñØ
200	Prestige Brands, Inc., Guaranteed Notes, 6.38%, due 3/1/24	210	ñ
		3,973
Pharmaceuticals (0.7%)
1,705	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.88%, due 1/15/23	1,633	ñ
1,050	Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Guaranteed Notes, 6.00%, due 2/1/25	1,003	ñ
895	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	870	ñ
900	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Guaranteed Notes, 6.38%, due 8/1/23	935	ñ
280	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	267	ñ
265	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	248	ñ
1,325	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	1,192	ñ@
305	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	295	ñ
290	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.38%, due 3/15/20	257	ñ
2,050	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.63%, due 12/1/21	1,737	ñ@
540	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.50%, due 3/1/23	459	ñ
5,925	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.88%, due 5/15/23	4,981	ñ@
195	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.13%, due 4/15/25	162	ñ
490	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	444	ñ
		14,483
Pipelines (2.1%)
275	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	276
4,990	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	4,838	@
4,390	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	4,388	@
5,120	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 5.50%, due 3/1/44	4,748	@
8,785	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	8,181	@
12,015	TransCanada Trust, Guaranteed Notes, 5.63%, due 5/20/75	10,783	µ@
11,140	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	10,056	@
		43,270
Printing & Publishing (0.4%)
422	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	447
1,660	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,764	@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$1,800	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	$1,858
820	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	802
850	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	795
2,365	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	2,128
		7,794
Real Estate Investment Trusts (1.1%)
12,065	Corporate Office Properties L.P., Guaranteed Notes, 3.70%, due 6/15/21	12,021	@
2,725	Education Realty Operating Partnership L.P., Guaranteed Notes, 4.60%, due 12/1/24	2,724	@
5,650	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	6,089	@
690	ESH Hospitality, Inc., Guaranteed Notes, 5.25%, due 5/1/25	681	ñ
		21,515
Recreation & Travel (0.2%)
635	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.38%, due 6/1/24	663
335	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	344	ñ
1,245	NCL Corp. Ltd., Senior Unsecured Notes, 4.63%, due 11/15/20	1,265	ñ
645	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 5.25%, due 11/15/22	691
1,135	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	1,175	ñ
		4,138
Restaurants (0.0%)
365	1011778 BC ULC/New Red Finance, Inc., Senior Secured Notes, 4.63%, due 1/15/22	374	ñ
Software - Services (0.4%)
900	First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	925	ñ
300	First Data Corp., Senior Secured Notes, 5.00%, due 1/15/24	303	ñ
1,660	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes, 7.13% Cash/7.88% PIK, due 5/1/21	1,399	ñc
2,210	Infor US, Inc., Guaranteed Notes, 6.50%, due 5/15/22	2,040
1,255	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	1,311	ñ
735	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	784	ñ
1,038	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	1,061	ñ
1,350	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	668
		8,491
Specialty Retail (0.3%)
2,305	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	2,357	ñ@
1,560	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	1,720
775	QVC, Inc., Senior Secured Notes, 5.13%, due 7/2/22	819
1,180	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	1,052
		5,948
Steel Producers - Products (0.2%)
3,300	ArcelorMittal, Senior Unsecured Notes, 8.00%, due 10/15/39	3,069	**

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
Support - Services (0.7%)
$1,840	Acosta, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	$1,711	ñ
265	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	268
835	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	624
1,085	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	1,139
1,245	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	1,167
1,805	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	1,823
635	Hertz Corp., Guaranteed Notes, 6.75%, due 4/15/19	645
310	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	315
1,835	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	1,918
325	Iron Mountain, Inc., Guaranteed Notes, 6.00%, due 8/15/23	345
1,940	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	1,993	@
129	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	135
1,630	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	1,695	@
595	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	603
		14,381
Tech Hardware & Equipment (0.2%)
1,360	CommScope Technologies Finance LLC, Senior Unsecured Notes, 6.00%, due 6/15/25	1,387	ñ
450	Riverbed Technology, Inc., Guaranteed Notes, 8.88%, due 3/1/23	453	ñ
1,265	Western Digital Corp., Guaranteed Notes, 10.50%, due 4/1/24	1,230	ñ
		3,070
Telecom - Satellite (0.1%)
641	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	706
1,080	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	788
1,500	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	948
		2,442
Telecom - Wireless (0.9%)
587	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	637	@
700	SBA Communications Corp., Senior Unsecured Notes, 5.63%, due 10/1/19	726
455	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	470
1,900	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,411
2,380	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	1,922	@
685	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	534
3,360	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	2,520	@
290	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	241
2,570	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	1,890
720	T-Mobile USA, Inc., Guaranteed Notes, 5.25%, due 9/1/18	734
1,655	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	1,744
1,055	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	1,110	@
915	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	964
695	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	730
2,265	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	2,163	ñ@
1,195	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	1,061	ñ
		18,857
Telecom - Wireline Integrated & Services (0.7%)
1,415	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,454	@
1,445	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	1,477

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$840	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	$829	@
200	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	170
2,020	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	1,735
1,050	Communications Sales & Leasing, Inc./CSL Capital LLC, Guaranteed Notes, 8.25%, due 10/15/23	995
630	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	630
740	Equinix, Inc., Senior Unsecured Notes, 5.88%, due 1/15/26	783
175	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 9/15/21	163
250	Frontier Communications Corp., Senior Unsecured Notes, 10.50%, due 9/15/22	258	ñ
705	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 1/15/23	624
440	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	391
825	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	833	ñ
1,980	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 8/15/22	2,024	@
305	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	311	ñ
550	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 5/1/25	560
200	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	197
940	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	771
		14,205
Telecommunications (2.1%)
12,145	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	13,074	@
11,870	AT&T, Inc., Senior Unsecured Notes, 4.75%, due 5/15/46	11,954
8,225	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	8,885	@
10,194	Verizon Communications, Inc., Senior Unsecured Notes, 4.67%, due 3/15/55	9,884	@
		43,797
Theaters & Entertainment (0.1%)
840	AMC Entertainment, Inc., Guaranteed Notes, 5.88%, due 2/15/22	876
1,225	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	1,275	@
		2,151
	Total Corporate Debt Securities (Cost $890,660)	901,268
Asset-Backed Securities (18.3%)
5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.22%, due 10/25/35	4,296	µ
2,927	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.88%, due 9/25/35	2,882	µ
2,140	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.76%, due 12/25/35	2,017	µ
5,530	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.72%, due 4/25/36	4,855	µ
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 0.92%, due 8/25/35	7,525	µ
3,044	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M3, 0.93%, due 7/25/35	2,734	µ
6,400	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M4, 1.07%, due 7/25/35	5,485	µ
3,960	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.94%, due 9/25/35	3,589	µ
3,555	Ameriquest Mortgage Securities, Inc., Ser. 2005-R8, Class M3, 0.95%, due 10/25/35	2,935	µ
1,071	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.56%, due 9/25/33	927	µ
6,139	Argent Securities, Inc., Ser. 2004-W10, Class M1, 1.34%, due 10/25/34	5,562	µ
8,150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.93%, due 10/25/35	6,683	µ
682	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.31%, due 8/25/34	656	µ
1,553	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.64%, due 1/25/36	1,515	µ
3,151	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-TC1, Class M1, 1.10%, due 5/25/35	2,976	µ
6,730	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-AQ2, Class M1, 0.93%, due 9/25/35	5,727	µ
2,797	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.90%, due 12/25/35	2,331	µ
1,611	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.69%, due 9/25/34	1,518	µ
1,756	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.85%, due 2/25/36	1,662	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)
$7,265	Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, 1.24%, due 6/25/36	$6,045	µ
1,050	Carrington Mortgage Loan Trust, Ser. 2005-OPT2, Class M4, 1.41%, due 5/25/35	942	µ
3,869	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.90%, due 6/25/35	3,733	µ
11,410	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.92%, due 10/25/35	10,061	µ
9,035	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.75%, due 1/25/36	7,632	µ
12,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.68%, due 5/25/36	9,894	µ
4,457	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.92%, due 10/25/35	3,953	µ
1,562	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 1.18%, due 5/25/35	1,556	ñµ
1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.81%, due 1/25/36	1,810	µ
866	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.60%, due 9/25/36	588	µ
4,727	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH4, Class M1, 0.72%, due 11/25/36	3,893	µ
5,950	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.54%, due 5/25/37	5,682	ñµ
6,825	Ellington Loan Acquisition Trust, Ser. 2007-1, Class A2C, 1.69%, due 5/29/37	6,331	ñµ
4,606	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.56%, due 9/25/33	4,423	µ
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 1.19%, due 9/25/35	4,382	µ
5,640	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.56%, due 3/25/35	5,136	µ
3,450	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 1.17%, due 12/25/34	3,307	µ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 2.01%, due 1/25/35	1,885	µ
7,574	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF3, Class M5, 1.41%, due 4/25/35	6,708	µ
2,653	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 1.17%, due 5/25/35	2,591	µ
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 0.83%, due 1/25/36	2,845	µ
2,815	Home Equity Asset Trust, Ser. 2005-8, Class M1, 0.87%, due 2/25/36	2,604	µ
1,696	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 2.04%, due 2/25/35	1,584	µ
3,775	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT1, Class M1, 0.80%, due 12/25/35	3,179	µ
9,370	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class M2, 0.83%, due 1/25/36	7,590	µ
4,617	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, 0.79%, due 3/25/36	4,014	µ
1,767	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M2, 0.89%, due 12/25/35	1,555	µ
11,998	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, 0.92%, due 12/25/35	9,600	µ
6,325	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.68%, due 5/25/36	5,958	µ
5,790	JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class MV2, 0.72%, due 11/25/36	5,007	µ
624	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.54%, due 3/25/47	371	µ
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 0.66%, due 7/25/36	2,960	µ
4,595	Long Beach Mortgage Loan Trust, Ser. 2005-1, Class M3, 1.31%, due 2/25/35	4,177	µ
4,180	MASTR Asset Backed Securities Trust, Ser. 2006-AM1, Class A4, 0.73%, due 1/25/36	3,431	µ
1,050	Morgan Stanley Home Equity Loan Trust, Ser. 2005-4, Class M1, 1.05%, due 9/25/35	910	µ
7,652	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.72%, due 2/25/36	7,058	µ
3,000	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.84%, due 10/25/35	2,832	µ
2,115	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.72%, due 3/25/36	2,070	µ
9,476	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 0.81%, due 3/25/36	7,893	µ
4,562	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2005-HE1, Class M4, 1.32%, due 9/25/35	4,025	µ
2,550	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2006-HE1, Class M1, 0.85%, due 2/25/36	2,342	µ
6,350	Park Place Securities, Inc., Ser. 2004-WWF1, Class M4, 2.09%, due 12/25/34	6,101	µ
9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 1.47%, due 2/25/35	9,032	µ
1,610	Park Place Securities, Inc., Ser. 2005-WHQ3, Class M4, 1.38%, due 6/25/35	1,401	µ
5,816	People's Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.96%, due 12/25/35	5,265	µ
6,720	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 0.90%, due 9/25/35	5,913	µ
848	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 1.12%, due 3/25/33	754	µ
2,250	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.92%, due 4/25/35	2,088	µ
2,000	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 1.00%, due 5/25/35	1,783	µ
5,531	Residential Asset Mortgage Products, Inc., Ser. 2005-EFC4, Class M4, 1.03%, due 9/25/35	4,597	µ
2,650	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC1, Class M2, 0.84%, due 2/25/36	2,181	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
	$7,375	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M3, 0.89%, due 3/25/36	$5,939	µ
	9,197	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ3, Class M1, 0.79%, due 8/25/36	6,876	µ
	3,647	Residential Asset Securities Corp., Ser. 2005-KS6, Class M6, 1.14%, due 7/25/35	3,008	µ
	2,145	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.88%, due 11/25/35	1,850	µ
	10,100	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.90%, due 1/25/36	8,607	µ
	1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.31%, due 8/25/35	950	µ
	696	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.41%, due 7/25/34	649	µ
	775	Soundview Home Equity Loan Trust, Ser. 2005-DO1, Class M5, 1.40%, due 5/25/35	679	µ
	11,530	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 1.11%, due 6/25/35	10,157	µ
	7,665	Soundview Home Equity Loan Trust, Ser. 2005-OPT2, Class M1, 0.95%, due 8/25/35	6,882	µ
	6,700	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.91%, due 11/25/35	5,623	µ
	5,041	Soundview Home Equity Loan Trust, Ser. 2006-1, Class A4, 0.74%, due 2/25/36	4,616	µ
	12,000	Soundview Home Equity Loan Trust, Ser. 2006-WF2, Class M1, 0.66%, due 12/25/36	10,065	µ
	7,140	Soundview Home Equity Loan Trust, Ser. 2007-1, Class 2A3, 0.61%, due 3/25/37	6,452	µ
	9,051	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 1.24%, due 7/25/34	8,522	µ
	4,990	Structured Asset Investment Loan Trust, Ser. 2005-3, Class M2, 1.10%, due 4/25/35	4,791	µ
	400	Structured Asset Investment Loan Trust, Ser. 2005-4, Class M3, 1.16%, due 5/25/35	370	µ
	4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.87%, due 5/25/35	4,140	µ
	7,780	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 1.02%, due 11/25/35	6,651	µ
	603	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.60%, due 4/25/36	569	µ
	919	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.59%, due 5/25/36	881	µ
		Total Asset-Backed Securities (Cost $358,468)	375,824
Foreign Government Securities (5.0%)
Sovereign (5.0%)
EUR	9,372	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	13,521	[r]
EUR	4,005	Italy Buoni Poliennali Del Tesoro, Bonds, 3.25%, due 9/1/46	5,194	[r]
MXN	554,395	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	37,309
NZD	9,150	New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	6,850	[r]
ZAR	480,520	South Africa Government Bond, Bonds, 6.50%, due 2/28/41	23,763
EUR	9,505	Spain Government Bond, Bonds, 5.15%, due 10/31/44	16,070	[r]
		Total Foreign Government Securities (Cost $113,692)	102,707
NUMBER OF SHARES
Exchange Traded Funds (4.0%)
	333,300	iShares iBoxx $ High Yield Corporate Bond ETF	27,947	@
	27,800	iShares JP Morgan USD Emerging Markets Bond ETF	3,104
	1,452,300	SPDR Barclays Capital High Yield Bond ETF	51,266
		Total Exchange Traded Funds (Cost $84,749)	82,317
Mutual Funds (3.6%)
	8,433,383	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $76,217)	74,054	§§
Short-Term Investments (2.4%)
	48,674,320	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $48,674)	48,674	h@
		Total Investments (118.5%) (Cost $2,426,359)	2,429,488	##
		Liabilities, less cash, receivables and other assets [(18.5%)]	(379,873	)d††
		Total Net Assets (100.0%)	$2,049,615

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	6 AUD/USD Currency	Short	$(11,813)
June 2016	404 Euro-Buxl Bond, 30 Year	Short	24,794
June 2016	466 Euro FX Currency	Short	(2,331,113)
June 2016	129 Euro-OAT	Short	(175,640)
June 2016	14 GBP Currency	Short	(34,528)
June 2016	199 USD Interest Rate Swap, 10 Year	Short	(159,443)
June 2016	696 Mini Japanese Government Bond,10 Year	Short	(293,248)
June 2016	485 MXN Currency	Short	(513,513)
June 2016	48 NZD Currency	Short	(94,852)
June 2016	60 U.S. Treasury Bond, Ultra Long	Short	263,151
June 2016	1,224 U.S. Treasury Notes, 2 Year	Short	(15,778)
June 2016	535 U.S. Treasury Notes, 5 Year	Short	183,733
June 2016	1,686 U.S. Treasury Notes, 10 Year	Short	1,930,183
June 2016	444 ZAR Currency	Short	(1,282,623)
June 2016	396 U.S. Treasury Bond, Long	Long	(704,264)
June 2016	876 U.S. Treasury Bond, 10 Year Ultra	Long	(486,117)
June 2017	1,015 Canadian Bankers' Acceptance, 90 Day	Long	(764,203)
Total			$(4,465,274)

At April 30, 2016, the notional value of futures for the Fund was $387,920,564 for long positions and $(881,964,645) for short positions. The Fund had deposited $9,549,402 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $549,308,001 for long positions and $(861,967,390) for short positions.

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (7.7%)
	$1,010	U.S. Treasury Bonds, 5.50%, due 8/15/28	$1,397
	1,406	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 7/15/23	1,450
	295	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	298
	567	U.S. Treasury Inflation-Indexed Bonds, 2.00%, due 1/15/26	666
	188	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	269
	565	U.S. Treasury Notes, 2.75%, due 2/15/24	610
		Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $4,570)	4,690
Mortgage-Backed Securities (2.0%)
Collateralized Mortgage Obligations (0.5%)
	322	RAAC, Ser. 2004-SP3, Class MII1, 1.09%, due 9/25/34	271	µ
Commercial Mortgage-Backed (0.5%)
	1,214	Commercial Mortgage Trust, Ser. 2013-CR11, Class XA, 1.34%, due 10/10/46	73	µg
	852	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.40%, due 4/10/47	51	µg
	976	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.55%, due 4/10/47	65	µg
	856	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.38%, due 6/15/47	53	µg
	1,167	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.58%, due 3/15/47	78	µg
			320
Fannie Mae (0.6%)
	355	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	379	[t]
Freddie Mac (0.4%)
	225	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	240	[t]
		Total Mortgage-Backed Securities (Cost $1,295)	1,210
Corporate Debt Securities (43.1%)
Airlines (0.4%)
	229	American Airlines, Inc., Pass-Through Certificates, 4.38%, due 10/1/22	228	@
Auto Manufacturers (2.5%)
	200	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, due 7/13/25	205	@
EUR	275	GIE PSA Tresorerie, Guaranteed Notes, 6.00%, due 9/19/33	372
EUR	800	Volkswagen Int'l Finance NV, Guaranteed Notes, 2.50%, due 12/29/49	811	µr
EUR	100	Volvo Treasury AB, Guaranteed Notes, 4.20%, due 6/10/75	116	µr
			1,504
Auto Parts & Equipment (1.7%)
EUR	200	Faurecia, Senior Unsecured Notes, 3.13%, due 6/15/22	233	[r]
EUR	100	Grupo Antolin Dutch BV, Senior Secured Notes, 4.75%, due 4/1/21	119	[r]
EUR	300	Schaeffler Finance BV, Senior Secured Notes, 3.50%, due 5/15/22	354	[r]
EUR	300	ZF N.A. Capital, Inc., Guaranteed Notes, 2.75%, due 4/27/23	353	[r]
			1,059

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Banks (4.9%)
	$360	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/31/49	$335	µ@
	115	Barclays PLC, Junior Subordinated Notes, 8.25%, due 12/29/49	115	µ@
	270	Capital One Financial Corp., Junior Subordinated Notes, Ser. E, 5.55%, due 12/29/49	268	µ
	270	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	265	µ@
	305	Fifth Third Bancorp, Junior Subordinated Notes, Ser. J, 4.90%, due 12/29/49	266	µ@
	280	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/31/49	273	µ@
	310	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	285	µ
	335	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/31/49	343	µ@
	300	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 12/31/49	286	µ
EUR	500	Royal Bank of Scotland Group PLC, Subordinated Euro Medium-Term Notes, 3.63%, due 3/25/24	560	µr
			2,996
Building Materials (1.0%)
EUR	100	Buzzi Unicem SpA, Senior Unsecured Notes, 6.25%, due 9/28/18	129	[r]
EUR	250	HeidelbergCement Finance Luxembourg SA, Guaranteed Notes, 7.50%, due 4/3/20	357	[r]
EUR	100	Wienerberger AG, Junior Subordinated Notes, 6.50%, due 12/29/49	119	µ
			605
Chemicals (1.4%)
EUR	300	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B, Senior Secured Notes, 5.75%, due 2/1/21	358	[r]
EUR	300	Celanese US Holdings LLC, Guaranteed Notes, 3.25%, due 10/15/19	362
EUR	125	Ineos Finance PLC, Senior Secured Notes, 4.00%, due 5/1/23	140	[r]
			860
Commercial Services (0.6%)
EUR	150	Avis Budget Finance PLC, Guaranteed Notes, 6.00%, due 3/1/21	178	[r]
EUR	150	IVS Group SA, Guaranteed Notes, 4.50%, due 11/15/22	180	[r]
			358
Computers (1.2%)
	$290	HP Enterprise Co., Senior Unsecured Notes, 4.90%, due 10/15/25	300	ñ@
	540	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	419	@
			719
Electric (1.8%)
GBP	400	Electricite de France SA, Junior Subordinated Euro Medium-Term Notes, 6.00%, due 12/29/49	549	µr
EUR	200	EnBW Energie Baden-Wuerttemberg AG, Junior Subordinated Euro Medium-Term Notes, 3.63%, due 4/2/76	224	µr
EUR	100	Enel SpA, Junior Subordinated Notes, 5.00%, due 1/15/75	121	µr
EUR	200	Gas Natural Fenosa Finance BV, Junior Subordinated Notes, 3.38%, due 12/29/49	212	µr
			1,106
See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Electronics (0.3%)
EUR	150	Techem Energy Metering Service GmbH & Co. KG, Guaranteed Notes, 7.88%, due 10/1/20	$183	[r]
Energy - Alternate Resources (0.7%)
GBP	300	Infinis PLC, Senior Secured Notes, 7.00%, due 2/15/19	440	[r]
Entertainment (0.5%)
EUR	150	Merlin Entertainments PLC, Guaranteed Notes, 2.75%, due 3/15/22	171	[r]
GBP	100	William Hill PLC, Guaranteed Notes, 4.25%, due 6/5/20	149	[r]
			320
Food (1.4%)
GBP	53	Bakkavor Finance 2 PLC, Senior Secured Notes, 8.25%, due 2/15/18	79	[r]
EUR	100	Campofrio Food Group SA, Guaranteed Notes, 3.38%, due 3/15/22	118	[r]
GBP	100	Moy Park BondCo PLC, Guaranteed Notes, 6.25%, due 5/29/21	152	[r]
EUR	300	Picard Groupe SAS, Senior Secured Notes, 4.25%, due 8/1/19	343	µr
GBP	100	Tesco PLC, Senior Unsecured Euro Medium-Term Notes, Ser. 68, 6.13%, due 2/24/22	162
			854
Forest Products & Paper (0.6%)
EUR	300	Smurfit Kappa Acquisitions, Guaranteed Notes, 2.75%, due 2/1/25	342	[r]
Gas (0.4%)
EUR	210	Centrica PLC, Junior Subordinated Notes, 3.00%, due 4/10/76	217	µr
Healthcare - Services (0.2%)
GBP	100	Voyage Care Bondco PLC, Senior Secured Notes, 6.50%, due 8/1/18	144	[r]
Household Products - Wares (0.2%)
EUR	100	Ontex Group NV, Senior Secured Notes, 4.75%, due 11/15/21	122	[r]
Insurance (3.5%)
	$470	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	440	µ
	340	MetLife, Inc., Junior Subordinated Notes, Ser. C, 5.25%, due 12/29/49	331	µ@
GBP	750	PGH Capital Ltd., Guaranteed Notes, 5.75%, due 7/7/21	1,136	[r]
	$250	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	248	µ@
			2,155
Media (2.9%)
	420	CCO Safari II LLC, Senior Secured Notes, 4.91%, due 7/23/25	453	ñ@
EUR	275	LGE HoldCo VI BV, Senior Secured Notes, 7.13%, due 5/15/24	345	[r]
EUR	300	Numericable-SFR SA, Senior Secured Notes, 5.63%, due 5/15/24	357	[r]
EUR	150	Telenet Finance V Luxembourg SCA, Senior Secured Notes, 6.75%, due 8/15/24	192	[r]
EUR	120	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 6.25%, due 1/15/29	155	[r]
GBP	90	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.50%, due 1/15/25	131	[r]
GBP	100	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.25%, due 3/28/29	146	[r]
			1,779

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Mining (2.7%)
GBP	200	BHP Billiton Finance Ltd., Guaranteed Notes, 6.50%, due 10/22/77	$299	µr
EUR	1,050	Glencore Finance Europe SA, Guaranteed Euro Medium-Term Notes, 1.25%, due 3/17/21	1,093	[r]
	$250	Glencore Funding LLC, Guaranteed Notes, 4.00%, due 4/16/25	217	ñ@
			1,609
Oil & Gas (2.4%)
	195	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, due 6/1/25	174	@
GBP	150	Petrobras Global Finance BV, Guaranteed Euro Medium-Term Notes, 6.25%, due 12/14/26	166
EUR	1,000	TOTAL SA, Junior Subordinated Euro Medium-Term Notes, 2.25%, due 12/29/49	1,101	µr
			1,441
Packaging (0.3%)
EUR	150	Ardagh Packaging Finance PLC, Senior Secured Notes, 4.25%, due 1/15/22	174	[r]
Packaging & Containers (1.0%)
EUR	200	Crown European Holdings SA, Guaranteed Notes, 4.00%, due 7/15/22	246	[r]
EUR	100	OI European Group BV, Guaranteed Notes, 6.75%, due 9/15/20	135	[r]
EUR	100	Rexam PLC, Subordinated Notes, 6.75%, due 6/29/67	116	µ**r
EUR	100	Sealed Air Corp., Senior Unsecured Euro Medium-Term Notes, 4.50%, due 9/15/23	122	[r]
			619
Pipelines (2.8%)
	$510	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, due 6/1/25	505	@
	1,040	TransCanada Trust, Guaranteed Notes, 5.63%, due 5/20/75	934	µ@
	285	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	257
			1,696
Real Estate Investment Trust (0.9%)
GBP	100	Iron Mountain Europe PLC, Guaranteed Notes, 6.13%, due 9/15/22	149	[r]
	$410	Omega Healthcare Investors, Inc., Guaranteed Notes, 5.25%, due 1/15/26	419	@
			568
Retail (1.1%)
GBP	100	Debenhams PLC, Guaranteed Notes, 5.25%, due 7/15/21	147	[r]
EUR	200	Phoenix PIB Dutch Finance BV, Guaranteed Notes, 3.63%, due 7/30/21	249	[r]
GBP	100	Stonegate Pub Co. Financing PLC, Senior Secured Notes, 5.75%, due 4/15/19	146	[r]
GBP	100	Travis Perkins PLC, Guaranteed Notes, 4.38%, due 9/15/21	148	[r]
			690
Savings & Loans (1.9%)
GBP	850	Nationwide Building Society, Junior Subordinated Euro Medium-Term Notes, 6.88%, due 12/29/49	1,174	µr

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
Software (0.4%)
EUR	100	IMS Health, Inc., Senior Unsecured Notes, 4.13%, due 4/1/23	$113	[r]
EUR	100	InterXion Holding NV, Senior Secured Notes, 6.00%, due 7/15/20	121	[r]
			234
Telecommunications (2.6%)
EUR	200	Bulgarian Telecommunications Co. EAD, Senior Secured Euro Medium-Term Notes, 6.63%, due 11/15/18	234	[r]
EUR	100	eircom Finance Ltd., Senior Secured Euro Medium-Term Notes, 9.25%, due 5/15/20	120	[r]
EUR	100	Koninklijke KPN NV, Junior Subordinated Notes, 6.13%, due 3/29/49	123	µr
EUR	100	Olivetti Finance SA, Guaranteed Euro Medium-Term Notes, Ser. 14, 7.75%, due 1/24/33	159
EUR	150	Play Finance 2 SA, Senior Secured Notes, 5.25%, due 2/1/19	176	[r]
	$165	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	178	@
EUR	100	TDC A/S, Junior Subordinated Notes, 3.50%, due 2/26/3015	109	µr
EUR	100	Telefonica Europe BV, Guaranteed Notes, 5.88%, due 3/31/49	116	µr
	$170	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	226	@
EUR	100	Wind Acquisition Finance SA, Senior Secured Notes, 4.00%, due 7/15/20	112	[r]
			1,553
Transportation (0.5%)
EUR	250	Russian Railways via RZD Capital PLC, Senior Unsecured Notes, 4.60%, due 3/6/23	296	[r]
Water (0.3%)
GBP	100	Thames Water Kemble Finance PLC, Senior Secured Global Medium-Term Notes, 5.88%, due 7/15/22	153	[r]
		Total Corporate Debt Securities (Cost $26,473)	26,198
Asset-Backed Securities (18.9%)
	$330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.22%, due 10/25/35	269	µ
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.72%, due 4/25/36	140	µ
	1,750	Ameriquest Mortgage Securities, Inc., Ser. 2005-R6, Class M3, 1.14%, due 8/25/35	1,417	µ
	1,792	Ameriquest Mortgage Securities, Inc., Ser. 2005-R10, Class M3, 0.89%, due 1/25/36	1,406	µ
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.93%, due 10/25/35	123	µ
	229	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.69%, due 9/25/34	216	µ
	483	Bear Stearns Asset Backed Securities Trust, Ser. 2005-SD2, Class 1M2, 1.44%, due 3/25/35	434	µ
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.68%, due 5/25/36	268	µ
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.92%, due 10/25/35	275	µ
	157	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.54%, due 5/25/37	150	ñµ
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.41%, due 4/25/35	252	µ
	192	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1.56%, due 5/25/32	182	µ
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 0.81%, due 3/25/36	275	µ
	62	Park Place Securities, Inc., Ser. 2004-WHQ1, Class M4, 2.16%, due 9/25/34	53	µ
	207	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 0.88%, due 11/25/35	191	µ
	300	RAAC, Ser. 2006-SP3, Class M1, 0.78%, due 8/25/36	257	µ
	1,302	Renaissance Home Equity Loan Trust, Ser. 2005-1, Class AV3, 0.77%, due 5/25/35	1,127	µ
	246	Renaissance Home Equity Loan Trust, Ser. 2005-2, Class AV3, 0.81%, due 8/25/35	222	µ
	140	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ1, Class M5, 1.07%, due 10/25/34	126	µ
	650	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC4, Class M4, 1.03%, due 9/25/35	540	µ
	1,710	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ4, Class M3, 0.96%, due 11/25/35	1,409	µ
	1,750	Residential Asset Mortgage Products, Inc., Ser. 2006-EFC1, Class M2, 0.84%, due 2/25/36	1,441	µ
	170	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ3, Class M1, 0.79%, due 8/25/36	127	µ
	192	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.41%, due 7/25/34	179	µ

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)
	$130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.91%, due 11/25/35	$109	µ
	185	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 1.02%, due 11/25/35	158	µ
	143	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.60%, due 4/25/36	135	µ
		Total Asset-Backed Securities (Cost $11,415)	11,481
Foreign Government Securities (11.0%)
Sovereign (11.0%)
	93	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	53	**r
MXN	13,790	Mexican Bonos, Senior Unsecured Notes, Ser. M, 8.00%, due 12/7/23	916
MXN	15,400	Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	1,036
NZD	5,005	New Zealand Government Bond, Senior Unsecured Notes, Ser. 427, 4.50%, due 4/15/27	4,041	[r]
ZAR	13,425	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	664
	$2	Ukraine Government International Bond, Senior Unsecured Notes, 7.75%, due 9/1/19	2	ñ
		Total Foreign Government Securities (Cost $6,514)	6,712
NUMBER OF SHARES
Exchange Traded Funds (5.1%)
	18,500	iShares iBoxx $ High Yield Corporate Bond ETF	1,551
	44,400	SPDR Barclays Capital High Yield Bond ETF	1,568
		Total Exchange Traded Funds (Cost $2,862)	3,119
Short-Term Investments (10.4%)
	6,325,421	State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $6,325)	6,325	h@
		Total Investments (98.2%) (Cost $59,454)	59,735	##
		Cash, receivables and other assets, less liabilities (1.8%)	1,110	[d]
		Total Net Assets (100.0%)	$60,845

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Credit default swap contracts ("credit default swaps")

At April 30, 2016, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	CDX.NA.HY.24	$4,059,000	5.00%	June 20, 2020	$124,825	$79,842	$22,860	$227,527
CME Group, Inc.	CDX.NA.HY.24	5,544,000	5.00%	June 20, 2020	91,271	188,274	31,570	311,115
	Total				$216,096	$268,116	$54,430	$538,642

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swaps.

At April 30, 2016, the Fund had deposited $552,887 in a segregated account to cover margin requirements for centrally cleared credit default swaps.

  For the six months ended April 30, 2016, the average notional value of credit default swaps for the Fund was $20,451,216.

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	28 Euro-Bund	Short	$17,594
June 2016	38 Euro-Buxl Bond, 30 Year	Short	2,373
June 2016	12 Euro-Oat	Short	(4,260)
June 2016	6 USD Interest Rate Swap, 10 Year	Short	(4,790)
June 2016	93 Mini Japanese Government Bond,10 Year	Short	(40,556)
June 2016	3 U.K. Long Gilt Bond	Short	4,833
June 2016	21 U.S. Treasury Note, 2 Year	Short	1,379
June 2016	30 U.S. Treasury Note, 5 Year	Short	9,719
June 2016	224 U.S. Treasury Note, 10 Year	Short	242,935
June 2016	37 U.S. Treasury Bond, Ultra Long	Long	(65,441)
June 2016	4 U.S. Treasury Bond, 10 Year Ultra	Long	(4,761)
Total			$159,025

At April 30, 2016, the notional value of futures for the Fund was $6,901,969 for long positions and $(66,211,191) for short positions. The Fund had deposited $662,221 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $41,199,856 for long positions and $(146,833,570) for short positions.

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,854,104	Australian Dollar	$1,372,593	Deutsche Bank AG	06/03/16	$35,376
337,186	Australian Dollar	258,522	Goldman Sachs International	06/03/16	(2,470)
47,114	Australian Dollar	35,170	Goldman Sachs International	06/03/16	607
1,371	Australian Dollar	1,023	Goldman Sachs International	06/03/16	18
1,166,016	Australian Dollar	870,415	Goldman Sachs International	06/03/16	15,034
171,659	Australian Dollar	129,035	Royal Bank of Canada	06/03/16	1,320
1,184,140	Australian Dollar	903,416	Royal Bank of Canada	06/03/16	(4,204)
107,605	Australian Dollar	79,775	Societe Generale	06/03/16	1,938
446,861	Australian Dollar	339,807	Societe Generale	06/03/16	(470)
348,075	Australian Dollar	264,593	Societe Generale	06/03/16	(272)
533,078	Australian Dollar	399,390	Societe Generale	06/03/16	5,419
554,486	Australian Dollar	422,357	Societe Generale	06/03/16	(1,292)
1,459,150	Australian Dollar	1,112,497	Societe Generale	06/03/16	(4,448)
111,471	Australian Dollar	85,664	State Street Bank and Trust and Company	06/03/16	(1,015)
164,705	Australian Dollar	128,608	State Street Bank and Trust and Company	06/03/16	(3,534)
6,499,509	Canadian Dollar	4,871,228	Deutsche Bank AG	06/03/16	308,943
132,564	Canadian Dollar	103,161	Goldman Sachs International	06/03/16	2,494
846,175	Canadian Dollar	631,882	Royal Bank of Canada	06/03/16	42,528
516,827	Canadian Dollar	396,778	Royal Bank of Canada	06/03/16	15,138
1,005,355	Canadian Dollar	789,455	Royal Bank of Canada	06/03/16	11,823
103,934	Canadian Dollar	82,784	Royal Bank of Canada	06/03/16	52
76,700	Canadian Dollar	58,272	Royal Bank of Canada	06/03/16	2,859
500,636	Canadian Dollar	385,279	Royal Bank of Canada	06/03/16	13,733
140,821	Canadian Dollar	108,718	Royal Bank of Canada	06/03/16	3,518
10,128,633	Canadian Dollar	7,589,208	Societe Generale	06/03/16	483,410
1,111,052	Canadian Dollar	846,062	Societe Generale	06/03/16	39,457
880,357	Canadian Dollar	703,616	Societe Generale	06/03/16	(1,963)
408,174	Canadian Dollar	307,340	Societe Generale	06/03/16	17,979
141,918	Canadian Dollar	109,405	Societe Generale	06/03/16	3,705
657,185	Canadian Dollar	498,657	State Street Bank and Trust and Company	06/03/16	25,126
280,345	Canadian Dollar	213,235	State Street Bank and Trust and Company	06/03/16	10,203

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
444,777	Canadian Dollar	$344,749	State Street Bank and Trust and Company	06/03/16	$9,742
286,275	Canadian Dollar	225,963	State Street Bank and Trust and Company	06/03/16	2,201
807,956	Canadian Dollar	636,687	State Street Bank and Trust and Company	06/03/16	7,262
103,365	Euro	114,245	Deutsche Bank AG	06/03/16	4,218
64,736	Euro	71,550	Deutsche Bank AG	06/03/16	2,642
301,480	Euro	341,176	Goldman Sachs International	06/03/16	4,341
26,928	Euro	30,431	Goldman Sachs International	06/03/16	431
157,925	Euro	178,468	Goldman Sachs International	06/03/16	2,525
83,208	Euro	94,444	Goldman Sachs International	06/03/16	918
272,326	Euro	309,099	Goldman Sachs International	06/03/16	3,006
19,630	Euro	22,281	Goldman Sachs International	06/03/16	217
35,730	Euro	40,296	Goldman Sachs International	06/03/16	653
638,553	Euro	702,593	Goldman Sachs International	06/03/16	29,233
2,659,592	Euro	2,926,322	Goldman Sachs International	06/03/16	121,757
87,059	Euro	95,590	Goldman Sachs International	06/03/16	4,185
13,587	Euro	15,525	Goldman Sachs International	06/03/16	47
59,416	Euro	67,889	Goldman Sachs International	06/03/16	206
34,852	Euro	38,267	Goldman Sachs International	06/03/16	1,676
83,085	Euro	94,431	Royal Bank of Canada	06/03/16	791
75,812	Euro	86,133	Royal Bank of Canada	06/03/16	753
25,017	Euro	28,423	Royal Bank of Canada	06/03/16	248
58,103	Euro	65,697	Royal Bank of Canada	06/03/16	893
124,894	Euro	141,217	Royal Bank of Canada	06/03/16	1,920
11,857	Euro	13,513	Royal Bank of Canada	06/03/16	76

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
28,888	Euro	$32,601	Royal Bank of Canada	06/03/16	$506
122,148	Euro	138,043	Societe Generale	06/03/16	1,947
9,878	Euro	11,234	Societe Generale	06/03/16	86
280,520	Euro	319,040	Societe Generale	06/03/16	2,456
267,153	Euro	302,960	Societe Generale	06/03/16	3,216
16,973	Euro	19,248	Societe Generale	06/03/16	204
179,249	Euro	202,574	Societe Generale	06/03/16	2,857
858,233	Euro	947,438	Societe Generale	06/03/16	36,158
67,310	Euro	74,723	Societe Generale	06/03/16	2,419
154,691	Euro	176,964	Societe Generale	06/03/16	323
64,401	Euro	70,746	Societe Generale	06/03/16	3,062
313,041	Euro	345,849	Societe Generale	06/03/16	12,918
56,209	Euro	64,011	Societe Generale	06/03/16	409
29,336	Euro	32,493	State Street Bank and Trust and Company	06/03/16	1,128
176,155	Euro	196,992	State Street Bank and Trust and Company	06/03/16	4,894
248,543	Euro	276,740	State Street Bank and Trust and Company	06/03/16	8,108
469,503	Euro	532,637	State Street Bank and Trust and Company	06/03/16	5,446
59,086	Euro	67,031	State Street Bank and Trust and Company	06/03/16	685
19,280	Euro	21,873	State Street Bank and Trust and Company	06/03/16	224
8,452	Euro	9,471	State Street Bank and Trust and Company	06/03/16	216
83,315	Euro	93,359	State Street Bank and Trust and Company	06/03/16	2,125
85,334	Euro	97,190	State Street Bank and Trust and Company	06/03/16	608
69,100	Euro	78,867	State Street Bank and Trust and Company	06/03/16	327
173,353	Euro	197,293	State Street Bank and Trust and Company	06/03/16	1,382
694,607	Euro	785,614	State Street Bank and Trust and Company	06/03/16	10,454
47,518	Euro	53,783	State Street Bank and Trust and Company	06/03/16	676
50,596	Euro	57,267	State Street Bank and Trust and Company	06/03/16	720
50,960,946	Japanese Yen	452,299	Deutsche Bank AG	06/03/16	26,959
11,720,831	Japanese Yen	104,027	Deutsche Bank AG	06/03/16	6,201

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
18,686,538	Japanese Yen	$171,498	Goldman Sachs International	06/03/16	$4,238
3,707,757	Japanese Yen	32,917	Goldman Sachs International	06/03/16	1,952
317,327,388	Japanese Yen	2,827,953	Royal Bank of Canada	06/03/16	156,325
4,560,507	Japanese Yen	40,991	Royal Bank of Canada	06/03/16	1,898
48,699,823	Japanese Yen	437,727	Royal Bank of Canada	06/03/16	20,266
63,660,930	Japanese Yen	567,568	Royal Bank of Canada	06/03/16	31,126
26,724,041	Japanese Yen	243,672	Royal Bank of Canada	06/03/16	7,652
4,009,039	Japanese Yen	36,555	Royal Bank of Canada	06/03/16	1,148
107,603,246	Japanese Yen	958,937	Royal Bank of Canada	06/03/16	53,009
27,690,593	Japanese Yen	245,614	Societe Generale	06/03/16	14,799
31,645,646	Japanese Yen	289,992	Societe Generale	06/03/16	7,617
60,500,576	Japanese Yen	537,468	Societe Generale	06/03/16	31,505
52,923,683	Japanese Yen	476,703	Societe Generale	06/03/16	21,013
21,128,990	Japanese Yen	197,445	Societe Generale	06/03/16	1,261
11,774,371	Japanese Yen	104,924	Societe Generale	06/03/16	5,808
36,138,892	Japanese Yen	334,171	Societe Generale	06/03/16	5,694
41,054,773	Japanese Yen	362,995	State Street Bank and Trust and Company	06/03/16	23,101
15,879,895	Japanese Yen	142,796	State Street Bank and Trust and Company	06/03/16	6,545
8,716,600	Japanese Yen	76,784	State Street Bank and Trust and Company	06/03/16	5,190
5,900,637	Japanese Yen	54,351	State Street Bank and Trust and Company	06/03/16	1,141
11,344,108	Japanese Yen	102,186	State Street Bank and Trust and Company	06/03/16	4,499
736,473	Mexican Peso	41,800	Goldman Sachs International	06/03/16	876
542,880	Mexican Peso	30,507	Royal Bank of Canada	06/03/16	951
2,891,241	Mexican Peso	160,821	State Street Bank and Trust and Company	06/03/16	6,715
563,768	Mexican Peso	31,340	State Street Bank and Trust and Company	06/03/16	1,328
635,770	Mexican Peso	36,127	State Street Bank and Trust and Company	06/03/16	713
465,645	New Zealand Dollar	319,151	Goldman Sachs International	06/03/16	5,441
130,357	New Zealand Dollar	89,729	Goldman Sachs International	06/03/16	1,140
140,857	New Zealand Dollar	97,791	Royal Bank of Canada	06/03/16	398
7,116,352	New Zealand Dollar	4,799,766	Royal Bank of Canada	06/03/16	160,900
139,809	New Zealand Dollar	94,779	Societe Generale	06/03/16	2,679

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
334,615	New Zealand Dollar	$229,273	Societe Generale	06/03/16	$3,981
442,337	New Zealand Dollar	298,880	Societe Generale	06/03/16	9,465
129,194	New Zealand Dollar	90,132	Societe Generale	06/03/16	(74)
643,420	New Zealand Dollar	428,534	Societe Generale	06/03/16	19,981
394,577	New Zealand Dollar	269,307	Societe Generale	06/03/16	5,744
2,427,553	New Zealand Dollar	1,631,364	Societe Generale	06/03/16	60,834
42,831	New Zealand Dollar	28,809	State Street Bank and Trust and Company	06/03/16	1,048
78,777	New Zealand Dollar	52,292	State Street Bank and Trust and Company	06/03/16	2,622
553,318	New Zealand Dollar	366,407	State Street Bank and Trust and Company	06/03/16	19,300
399,243	New Zealand Dollar	270,819	State Street Bank and Trust and Company	06/03/16	7,486
836,772	New Zealand Dollar	561,968	State Street Bank and Trust and Company	06/03/16	21,329
605,407	New Zealand Dollar	409,074	State Street Bank and Trust and Company	06/03/16	12,944
540,216	New Zealand Dollar	378,136	State Street Bank and Trust and Company	06/03/16	(1,562)
357,456	New Zealand Dollar	245,219	State Street Bank and Trust and Company	06/03/16	3,956
420,705	Norwegian Krone	51,745	Royal Bank of Canada	06/03/16	498
517,346	Norwegian Krone	61,805	Royal Bank of Canada	06/03/16	2,439
635,833	Norwegian Krone	75,794	Royal Bank of Canada	06/03/16	3,163
846,779	Norwegian Krone	101,345	Royal Bank of Canada	06/03/16	3,807
781,585	Norwegian Krone	90,990	Societe Generale	06/03/16	6,066
1,471,785	Norwegian Krone	176,765	Societe Generale	06/03/16	6,000
430,464	Norwegian Krone	50,493	Societe Generale	06/03/16	2,962
28,997,252	Norwegian Krone	3,382,128	Societe Generale	06/03/16	218,727
701,636	Norwegian Krone	86,118	Societe Generale	06/03/16	1,011
3,893,527	Norwegian Krone	456,121	State Street Bank and Trust and Company	06/03/16	27,374
2,582,591	Norwegian Krone	301,613	State Street Bank and Trust and Company	06/03/16	19,091
1,102,750	Norwegian Krone	130,492	State Street Bank and Trust and Company	06/03/16	6,447
945,874	Norwegian Krone	110,816	State Street Bank and Trust and Company	06/03/16	6,642
3,097,903	Norwegian Krone	371,815	State Street Bank and Trust and Company	06/03/16	12,880
2,549,918	Norwegian Krone	307,757	State Street Bank and Trust and Company	06/03/16	8,890

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
5,247,104	Norwegian Krone	$637,863	State Street Bank and Trust and Company	06/03/16	$13,718
1,871,977	Norwegian Krone	227,270	State Street Bank and Trust and Company	06/03/16	5,190
1,046,955	Pound Sterling	1,490,340	Goldman Sachs International	06/03/16	39,524
6,463	Pound Sterling	9,123	Goldman Sachs International	06/03/16	321
188,733	Pound Sterling	272,289	Goldman Sachs International	06/03/16	3,498
36,054	Pound Sterling	51,314	Royal Bank of Canada	06/03/16	1,370
121,603	Pound Sterling	175,050	Royal Bank of Canada	06/03/16	2,642
197,925	Pound Sterling	279,341	Royal Bank of Canada	06/03/16	9,877
157,246	Pound Sterling	222,669	Societe Generale	06/03/16	7,107
63,358	Pound Sterling	91,174	Societe Generale	06/03/16	1,408
564,413	Pound Sterling	803,442	Societe Generale	06/03/16	21,308
125,165	Pound Sterling	178,172	Societe Generale	06/03/16	4,725
62,325	Pound Sterling	88,701	Societe Generale	06/03/16	2,372
71,050	Pound Sterling	100,133	Societe Generale	06/03/16	3,689
3,656	Pound Sterling	5,290	Societe Generale	06/03/16	52
8,839	Pound Sterling	12,652	Societe Generale	06/03/16	264
44,675	Pound Sterling	63,949	Societe Generale	06/03/16	1,332
197,558	Pound Sterling	283,133	Societe Generale	06/03/16	5,549
107,178	Pound Sterling	151,133	Societe Generale	06/03/16	5,481
11,579	Pound Sterling	16,328	Societe Generale	06/03/16	592
330,149	Pound Sterling	475,226	State Street Bank and Trust and Company	06/03/16	7,204
142,678	Pound Sterling	203,524	State Street Bank and Trust and Company	06/03/16	4,964
187,271	Pound Sterling	265,966	State Street Bank and Trust and Company	06/03/16	7,684
84,338	Pound Sterling	118,717	State Street Bank and Trust and Company	06/03/16	4,523
37,991	Pound Sterling	54,040	State Street Bank and Trust and Company	06/03/16	1,474
169,994	Pound Sterling	244,392	State Street Bank and Trust and Company	06/03/16	4,012
20,527,004	South African Rand	1,311,864	Royal Bank of Canada	06/03/16	121,429
2,563,984	Swedish Krona	316,508	Goldman Sachs International	06/03/16	3,119
4,157,653	Swedish Krona	511,555	Goldman Sachs International	06/03/16	6,739
22,793,040	Swedish Krona	2,699,222	Royal Bank of Canada	06/03/16	142,165
650,238	Swedish Krona	79,865	Royal Bank of Canada	06/03/16	1,194

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,137,178	Swedish Krona	$139,413	Royal Bank of Canada	06/03/16	$2,348
654,044	Swedish Krona	79,800	Royal Bank of Canada	06/03/16	1,733
2,576,152	Swedish Krona	319,113	Societe Generale	06/03/16	2,031
2,257,409	Swedish Krona	277,318	Societe Generale	06/03/16	4,091
2,764,503	Swedish Krona	325,755	Societe Generale	06/03/16	18,868
4,018,424	Swedish Krona	473,914	Societe Generale	06/03/16	27,024
2,498,777	Swedish Krona	305,493	State Street Bank and Trust and Company	06/03/16	6,006
1,834,373	Swedish Krona	226,061	State Street Bank and Trust and Company	06/03/16	2,612
3,666,167	Swedish Krona	449,533	State Street Bank and Trust and Company	06/03/16	7,492
7,025,386	Swedish Krona	865,664	State Street Bank and Trust and Company	06/03/16	10,122
1,265,035	Swedish Krona	155,986	State Street Bank and Trust and Company	06/03/16	1,714
402,538	Swiss Franc	416,741	Royal Bank of Canada	06/03/16	3,415
184,654	Swiss Franc	191,368	Societe Generale	06/03/16	1,367
79,159	Swiss Franc	81,555	Societe Generale	06/03/16	1,068
1,096,821	Swiss Franc	1,139,844	Societe Generale	06/03/16	4,979
125,107	Swiss Franc	126,562	State Street Bank and Trust and Company	06/03/16	4,020
5,635,818	Swiss Franc	5,648,103	State Street Bank and Trust and Company	06/03/16	234,367
352,983	Swiss Franc	365,067	State Street Bank and Trust and Company	06/03/16	3,365
190,849	Swiss Franc	199,852	State Street Bank and Trust and Company	06/03/16	(651)
276,885	Swiss Franc	287,532	State Street Bank and Trust and Company	06/03/16	1,471
310,726	Swiss Franc	324,033	State Street Bank and Trust and Company	06/03/16	292
Total					$3,209,906
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
183,142	Australian Dollar	$140,150	Goldman Sachs International	06/03/16	$1,076
660,284	Australian Dollar	510,756	Goldman Sachs International	06/03/16	9,350
262,778	Australian Dollar	199,423	Royal Bank of Canada	06/03/16	(126)
81,399	Australian Dollar	61,844	Royal Bank of Canada	06/03/16	31

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
111,474	Australian Dollar	$85,387	Royal Bank of Canada	06/03/16	$736
100,003	Australian Dollar	75,357	Royal Bank of Canada	06/03/16	(583)
598,959	Australian Dollar	441,934	Societe Generale	06/03/16	(12,903)
4,295,509	Australian Dollar	3,181,018	Societe Generale	06/03/16	(80,905)
758,580	Australian Dollar	568,527	Societe Generale	06/03/16	(7,523)
777,502	Australian Dollar	581,648	Societe Generale	06/03/16	(8,772)
295,050	Australian Dollar	229,726	Societe Generale	06/03/16	5,671
182,397	Australian Dollar	135,207	State Street Bank and Trust and Company	06/03/16	(3,301)
347,027	Australian Dollar	261,558	State Street Bank and Trust and Company	06/03/16	(1,968)
166,200	Australian Dollar	123,689	State Street Bank and Trust and Company	06/03/16	(2,520)
406,100	Australian Dollar	308,015	State Street Bank and Trust and Company	06/03/16	(370)
287,580	Australian Dollar	215,820	State Street Bank and Trust and Company	06/03/16	(2,562)
319,598	Australian Dollar	242,763	State Street Bank and Trust and Company	06/03/16	67
98,124	Australian Dollar	73,792	State Street Bank and Trust and Company	06/03/16	(722)
577,417	Australian Dollar	434,232	State Street Bank and Trust and Company	06/03/16	(4,247)
1,028,638	Australian Dollar	784,958	State Street Bank and Trust and Company	06/03/16	3,831
734,482	Canadian Dollar	564,138	Goldman Sachs International	06/03/16	(21,252)
338,006	Canadian Dollar	267,488	Goldman Sachs International	06/03/16	(1,906)
984,446	Canadian Dollar	735,136	Royal Bank of Canada	06/03/16	(49,477)
16,523,772	Canadian Dollar	12,339,138	Royal Bank of Canada	06/03/16	(830,467)
159,957	Canadian Dollar	122,528	Royal Bank of Canada	06/03/16	(4,960)
290,084	Canadian Dollar	228,986	Royal Bank of Canada	06/03/16	(2,214)
218,762	Canadian Dollar	163,860	Societe Generale	06/03/16	(10,496)
45,677	Canadian Dollar	34,225	Societe Generale	06/03/16	(2,180)
246,017	Canadian Dollar	185,762	Societe Generale	06/03/16	(10,316)
324,724	Canadian Dollar	243,129	Societe Generale	06/03/16	(15,679)
138,244	Canadian Dollar	105,085	Societe Generale	06/03/16	(5,097)
558,382	Canadian Dollar	434,109	Societe Generale	06/03/16	(10,927)
1,341,752	Canadian Dollar	1,056,089	Societe Generale	06/03/16	(13,301)
481,404	Canadian Dollar	382,550	Societe Generale	06/03/16	(1,134)
307,125	Canadian Dollar	229,350	State Street Bank and Trust and Company	06/03/16	(15,432)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
718,778	Canadian Dollar	$545,475	State Street Bank and Trust and Company	06/03/16	$(27,398)
77,900	Canadian Dollar	58,368	State Street Bank and Trust and Company	06/03/16	(3,719)
727,623	Canadian Dollar	558,635	State Street Bank and Trust and Company	06/03/16	(21,287)
223,156	Canadian Dollar	170,838	State Street Bank and Trust and Company	06/03/16	(7,019)
652,494	Canadian Dollar	498,671	State Street Bank and Trust and Company	06/03/16	(21,373)
1,125,309	Canadian Dollar	880,475	State Street Bank and Trust and Company	06/03/16	(16,407)
475,393	Euro	525,433	Deutsche Bank AG	06/03/16	(19,401)
26,245	Euro	28,859	Goldman Sachs International	06/03/16	(1,220)
94,030	Euro	103,394	Goldman Sachs International	06/03/16	(4,371)
3,289,172	Euro	3,619,043	Goldman Sachs International	06/03/16	(150,580)
1,144,823	Euro	1,259,637	Goldman Sachs International	06/03/16	(52,411)
40,761	Euro	46,383	Goldman Sachs International	06/03/16	(332)
120,423	Euro	135,812	Goldman Sachs International	06/03/16	(2,201)
36,275	Euro	40,911	Goldman Sachs International	06/03/16	(663)
48,107	Euro	54,365	Goldman Sachs International	06/03/16	(769)
13,967	Euro	15,762	Royal Bank of Canada	06/03/16	(245)
316,320	Euro	356,980	Royal Bank of Canada	06/03/16	(5,545)
558,928	Euro	626,346	Royal Bank of Canada	06/03/16	(14,225)
1,995,615	Euro	2,276,045	Royal Bank of Canada	06/03/16	(11,070)
709,130	Euro	808,779	Royal Bank of Canada	06/03/16	(3,934)
172,705	Euro	196,801	Royal Bank of Canada	06/03/16	(1,131)
41,711	Euro	47,536	Royal Bank of Canada	06/03/16	(268)
21,507	Euro	24,318	Royal Bank of Canada	06/03/16	(331)
2,162,270	Euro	2,387,016	Societe Generale	06/03/16	(91,097)
389,473	Euro	429,955	Societe Generale	06/03/16	(16,409)
93,457	Euro	103,967	Societe Generale	06/03/16	(3,141)
111,347	Euro	123,869	Societe Generale	06/03/16	(3,743)
179,152	Euro	199,299	Societe Generale	06/03/16	(6,022)
64,000	Euro	71,048	Societe Generale	06/03/16	(2,300)
13,428	Euro	15,175	Societe Generale	06/03/16	(214)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
13,770	Euro	$15,673	Societe Generale	06/03/16	$(108)
56,833	Euro	64,687	Societe Generale	06/03/16	(448)
65,573	Euro	75,015	Societe Generale	06/03/16	(137)
43,143	Euro	48,770	Societe Generale	06/03/16	(674)
25,207	Euro	28,495	Societe Generale	06/03/16	(394)
45,727	Euro	52,006	Societe Generale	06/03/16	(400)
162,867	Euro	183,588	Societe Generale	06/03/16	(3,069)
54,187	Euro	61,081	Societe Generale	06/03/16	(1,021)
53,680	Euro	60,875	Societe Generale	06/03/16	(646)
590,462	Euro	672,419	Societe Generale	06/03/16	(4,292)
16,268	Euro	18,017	State Street Bank and Trust and Company	06/03/16	(627)
358,165	Euro	396,668	State Street Bank and Trust and Company	06/03/16	(13,815)
88,310	Euro	97,815	State Street Bank and Trust and Company	06/03/16	(3,395)
502,572	Euro	556,664	State Street Bank and Trust and Company	06/03/16	(19,319)
10,121	Euro	11,269	State Street Bank and Trust and Company	06/03/16	(330)
259,891	Euro	295,827	State Street Bank and Trust and Company	06/03/16	(2,026)
19,291	Euro	21,819	State Street Bank and Trust and Company	06/03/16	(290)
94,250	Euro	106,599	State Street Bank and Trust and Company	06/03/16	(1,419)
68,852	Euro	78,415	State Street Bank and Trust and Company	06/03/16	(495)
36,448	Euro	41,510	State Street Bank and Trust and Company	06/03/16	(262)
297,546	Euro	338,871	State Street Bank and Trust and Company	06/03/16	(2,137)
43,852	Euro	49,408	State Street Bank and Trust and Company	06/03/16	(850)
237,421	Euro	267,502	State Street Bank and Trust and Company	06/03/16	(4,599)
32,416	Euro	36,523	State Street Bank and Trust and Company	06/03/16	(628)
34,539,750	Japanese Yen	308,415	Goldman Sachs International	06/03/16	(16,411)
4,931,898	Japanese Yen	44,564	Goldman Sachs International	06/03/16	(1,818)
27,616,343	Japanese Yen	250,448	Royal Bank of Canada	06/03/16	(9,268)
24,503,814	Japanese Yen	227,055	Royal Bank of Canada	06/03/16	(3,389)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
84,636,065	Japanese Yen	$782,241	Royal Bank of Canada	06/03/16	$(13,712)
31,614,249	Japanese Yen	279,047	Societe Generale	06/03/16	(18,266)
446,980,923	Japanese Yen	3,970,834	Societe Generale	06/03/16	(232,759)
6,100,746	Japanese Yen	53,748	Societe Generale	06/03/16	(3,626)
29,803,588	Japanese Yen	262,650	Societe Generale	06/03/16	(17,635)
20,073,820	Japanese Yen	180,454	Societe Generale	06/03/16	(8,329)
37,339,015	Japanese Yen	346,148	Societe Generale	06/03/16	(5,003)
10,705,651	Japanese Yen	95,347	State Street Bank and Trust and Company	06/03/16	(5,333)
6,006,833	Japanese Yen	52,944	State Street Bank and Trust and Company	06/03/16	(3,547)
42,620,099	Japanese Yen	382,490	State Street Bank and Trust and Company	06/03/16	(18,327)
25,302,334	Japanese Yen	229,698	State Street Bank and Trust and Company	06/03/16	(8,256)
10,250,036	Japanese Yen	94,051	State Street Bank and Trust and Company	06/03/16	(2,344)
19,318,216	Japanese Yen	178,357	State Street Bank and Trust and Company	06/03/16	(3,319)
560,374	Mexican Peso	32,126	Royal Bank of Canada	06/03/16	(346)
553,740	Mexican Peso	31,724	Royal Bank of Canada	06/03/16	(363)
704,544	Mexican Peso	40,947	Royal Bank of Canada	06/03/16	121
2,312,840	Mexican Peso	128,595	Societe Generale	06/03/16	(5,425)
921,674	Mexican Peso	52,682	Societe Generale	06/03/16	(725)
13,287,303	Mexican Peso	739,087	State Street Bank and Trust and Company	06/03/16	(30,859)
621,065	Mexican Peso	35,126	State Street Bank and Trust and Company	06/03/16	(862)
2,837,630	New Zealand Dollar	1,907,739	Deutsche Bank AG	06/03/16	(70,316)
61,369	New Zealand Dollar	41,332	Goldman Sachs International	06/03/16	(1,447)
585,441	New Zealand Dollar	404,680	Goldman Sachs International	06/03/16	(3,419)
44,205	New Zealand Dollar	30,507	Goldman Sachs International	06/03/16	(307)
2,012,738	New Zealand Dollar	1,357,531	Royal Bank of Canada	06/03/16	(45,508)
6,228,915	New Zealand Dollar	4,201,216	Royal Bank of Canada	06/03/16	(140,835)
361,535	New Zealand Dollar	244,293	Royal Bank of Canada	06/03/16	(7,726)
170,851	New Zealand Dollar	115,479	Royal Bank of Canada	06/03/16	(3,617)
235,007	New Zealand Dollar	159,985	Royal Bank of Canada	06/03/16	(3,834)
253,252	New Zealand Dollar	175,699	Royal Bank of Canada	06/03/16	(838)
314,643	New Zealand Dollar	211,736	Societe Generale	06/03/16	(7,595)
6,119,965	New Zealand Dollar	4,112,739	Societe Generale	06/03/16	(153,366)
59,421	New Zealand Dollar	39,932	Societe Generale	06/03/16	(1,489)
See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
199,031	New Zealand Dollar	$134,676	Societe Generale	06/03/16	$(4,065)
245,567	New Zealand Dollar	168,805	Societe Generale	06/03/16	(2,375)
747,556	New Zealand Dollar	524,526	Societe Generale	06/03/16	3,420
379,139	New Zealand Dollar	254,622	State Street Bank and Trust and Company	06/03/16	(9,668)
654,725	New Zealand Dollar	447,786	State Street Bank and Trust and Company	06/03/16	(8,610)
64,384	New Zealand Dollar	43,504	State Street Bank and Trust and Company	06/03/16	(1,377)
117,581	New Zealand Dollar	79,540	State Street Bank and Trust and Company	06/03/16	(2,423)
643,951	New Zealand Dollar	444,164	State Street Bank and Trust and Company	06/03/16	(4,721)
648,855	New Zealand Dollar	448,956	State Street Bank and Trust and Company	06/03/16	(3,348)
9,668,321	Norwegian Krone	1,131,599	Deutsche Bank AG	06/03/16	(69,006)
1,139,316	Norwegian Krone	138,080	Goldman Sachs International	06/03/16	(3,399)
1,041,289	Norwegian Krone	127,171	Goldman Sachs International	06/03/16	(2,135)
1,050,679	Norwegian Krone	126,868	Royal Bank of Canada	06/03/16	(3,604)
1,783,800	Norwegian Krone	218,586	Royal Bank of Canada	06/03/16	(2,925)
531,273	Norwegian Krone	62,592	Societe Generale	06/03/16	(3,381)
2,210,614	Norwegian Krone	264,752	Societe Generale	06/03/16	(9,760)
2,808,944	Norwegian Krone	337,497	Societe Generale	06/03/16	(11,315)
408,310	Norwegian Krone	50,029	Societe Generale	06/03/16	(675)
2,066,791	Norwegian Krone	253,790	Societe Generale	06/03/16	(2,862)
5,755,315	Norwegian Krone	709,768	Societe Generale	06/03/16	(4,922)
3,241,225	Norwegian Krone	385,160	State Street Bank and Trust and Company	06/03/16	(17,332)
1,645,462	Norwegian Krone	194,185	State Street Bank and Trust and Company	06/03/16	(10,147)
1,596,999	Norwegian Krone	196,709	State Street Bank and Trust and Company	06/03/16	(1,605)
778,981	Pound Sterling	1,109,726	Deutsche Bank AG	06/03/16	(28,561)
1,745,059	Pound Sterling	2,484,091	Goldman Sachs International	06/03/16	(65,879)
1,592,521	Pound Sterling	2,266,954	Goldman Sachs International	06/03/16	(60,120)
21,446	Pound Sterling	30,395	Goldman Sachs International	06/03/16	(943)
202,637	Pound Sterling	290,398	Goldman Sachs International	06/03/16	(5,706)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
120,451	Pound Sterling	$175,510	Goldman Sachs International	06/03/16	$(499)
6,508	Pound Sterling	9,483	Goldman Sachs International	06/03/16	(27)
37,872	Pound Sterling	54,563	Royal Bank of Canada	06/03/16	(778)
35,342	Pound Sterling	49,576	Royal Bank of Canada	06/03/16	(2,068)
54,240	Pound Sterling	77,780	Royal Bank of Canada	06/03/16	(1,478)
70,330	Pound Sterling	102,568	Royal Bank of Canada	06/03/16	(201)
350,684	Pound Sterling	511,853	Royal Bank of Canada	06/03/16	(584)
276,260	Pound Sterling	393,256	Societe Generale	06/03/16	(10,429)
43,363	Pound Sterling	62,146	Societe Generale	06/03/16	(1,218)
151,184	Pound Sterling	218,772	Societe Generale	06/03/16	(2,145)
269,971	Pound Sterling	382,794	Societe Generale	06/03/16	(11,701)
6,188	Pound Sterling	8,784	Societe Generale	06/03/16	(258)
7,577	Pound Sterling	10,880	Societe Generale	06/03/16	(192)
131,015	Pound Sterling	191,019	Societe Generale	06/03/16	(427)
353,607	Pound Sterling	515,591	Societe Generale	06/03/16	(1,118)
23,996	Pound Sterling	34,115	State Street Bank and Trust and Company	06/03/16	(949)
69,356	Pound Sterling	98,603	State Street Bank and Trust and Company	06/03/16	(2,744)
22,931	Pound Sterling	32,548	State Street Bank and Trust and Company	06/03/16	(960)
51,926	Pound Sterling	73,703	State Street Bank and Trust and Company	06/03/16	(2,174)
9,124	Pound Sterling	12,950	State Street Bank and Trust and Company	06/03/16	(382)
92,097	Pound Sterling	130,857	State Street Bank and Trust and Company	06/03/16	(3,720)
209,029	Pound Sterling	296,696	State Street Bank and Trust and Company	06/03/16	(8,748)
14,542	Pound Sterling	20,944	State Street Bank and Trust and Company	06/03/16	(306)
133,420	Pound Sterling	192,153	State Street Bank and Trust and Company	06/03/16	(2,808)
51,714	Pound Sterling	74,556	State Street Bank and Trust and Company	06/03/16	(1,011)
8,175	Pound Sterling	11,786	State Street Bank and Trust and Company	06/03/16	(160)
29,839,001	South African Rand	1,906,987	Royal Bank of Canada	06/03/16	(176,515)
452,179	South African Rand	31,530	State Street Bank and Trust and Company	06/03/16	(44)
13,071,931	Swedish Krona	1,548,899	Deutsche Bank AG	06/03/16	(80,652)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,921,093	Swedish Krona	$236,134	Goldman Sachs International	06/03/16	$(3,350)
648,838	Swedish Krona	80,131	Royal Bank of Canada	06/03/16	(753)
1,818,520	Swedish Krona	224,530	Royal Bank of Canada	06/03/16	(2,167)
2,690,922	Swedish Krona	334,268	Royal Bank of Canada	06/03/16	(1,183)
15,705	Swedish Krona	1,852	Societe Generale	06/03/16	(106)
1,814,644	Swedish Krona	216,132	Societe Generale	06/03/16	(10,082)
3,033,027	Swedish Krona	369,953	Societe Generale	06/03/16	(8,145)
4,090,368	Swedish Krona	502,972	Societe Generale	06/03/16	(6,934)
1,425,382	Swedish Krona	176,795	Societe Generale	06/03/16	(893)
4,193,321	Swedish Krona	517,769	Societe Generale	06/03/16	(4,971)
3,907,374	Swedish Krona	485,514	Societe Generale	06/03/16	(1,581)
531,275	Swedish Krona	62,906	State Street Bank and Trust and Company	06/03/16	(3,323)
1,568,303	Swedish Krona	188,605	State Street Bank and Trust and Company	06/03/16	(6,901)
4,461,170	Swedish Krona	537,594	State Street Bank and Trust and Company	06/03/16	(18,537)
1,050,772	Swedish Krona	127,183	State Street Bank and Trust and Company	06/03/16	(3,807)
1,213,382	Swedish Krona	149,174	State Street Bank and Trust and Company	06/03/16	(2,086)
1,504,024	Swedish Krona	186,653	State Street Bank and Trust and Company	06/03/16	(840)
3,858,812	Swedish Krona	474,532	State Street Bank and Trust and Company	06/03/16	(6,509)
277,162	Swiss Franc	280,793	Deutsche Bank AG	06/03/16	(8,499)
72,514	Swiss Franc	75,429	Goldman Sachs International	06/03/16	(259)
48,163	Swiss Franc	49,934	Goldman Sachs International	06/03/16	(337)
98,580	Swiss Franc	101,936	Royal Bank of Canada	06/03/16	(958)
188,598	Swiss Franc	196,589	Royal Bank of Canada	06/03/16	(263)
77,423	Swiss Franc	80,817	Royal Bank of Canada	06/03/16	5
46,359	Swiss Franc	48,553	Royal Bank of Canada	06/03/16	165
130,547	Swiss Franc	131,101	Societe Generale	06/03/16	(5,160)
8,757,584	Swiss Franc	8,862,202	Societe Generale	06/03/16	(278,658)
251,235	Swiss Franc	255,354	Societe Generale	06/03/16	(6,876)
77,600	Swiss Franc	80,874	Societe Generale	06/03/16	(122)
316,840	Swiss Franc	332,486	Societe Generale	06/03/16	1,780
131,803	Swiss Franc	134,409	State Street Bank and Trust and Company	06/03/16	(3,162)
108,777	Swiss Franc	110,659	State Street Bank and Trust and Company	06/03/16	(2,878)

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
520,295	Swiss Franc	$535,299	State Street Bank and Trust and Company	06/03/16	$(7,766)
77,492	Swiss Franc	81,035	State Street Bank and Trust and Company	06/03/16	152
55,579	Swiss Franc	57,720	State Street Bank and Trust and Company	06/03/16	(292)
Total					$(3,547,919)

For the six months ended April 30, 2016, the Fund's investments in forward contracts had an average notional value of $294,276,395.

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of the Funds' investments in exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$113,774	$—	$113,774
U.S. Government Agency Securities	—	7,796	—	7,796
Mortgage-Backed Securities^	—	112,428	—	112,428
Corporate Debt Securities^	—	84,249	—	84,249
Asset-Backed Securities	—	12,062	—	12,062
Foreign Government Securities^	—	7,605	—	7,605
Short-Term Investments	—	14,376	—	14,376
Total Investments	—	352,290	—	352,290

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Emerging Markets Debt
Investments:
Corporate Debt Securities^	$—	$32,514	$—	$32,514
Foreign Government Securities
Dominican Republic	—	891	45	936
Other Foreign Government Securities^	—	72,267	—	72,267
Total Foreign Government Securities	—	73,158	45	73,203
Short-Term Investments	—	6,430	—	6,430
Total Investments	—	112,102	45	112,147
Floating Rate Income
Investments:
Bank Loan Obligations
Automotive	—	2,518	383	2,901
Business Equipment & Services	—	22,233	2,606	24,839
Containers & Glass Products	—	10,507	1,309	11,816
Health Care	—	17,211	1,564	18,775
Industrial Equipment	—	8,069	222	8,291
Leisure Goods—Activities—Movies	—	4,926	1,975	6,901
Lodging & Casinos	—	17,353	1,552	18,905
Radio & Television	—	4,945	127	5,072
Steel	—	1,892	751	2,643
Utilities	—	5,694	1,158	6,852
Other Bank Loan Obligations^	—	110,271	—	110,271
Total Bank Loan Obligations	—	205,619	11,647	217,266
Corporate Debt Securities^	—	8,357	—	8,357
Asset-Backed Securities	—	9,843	—	9,843
Short-Term Investments	—	12,891	—	12,891
Total Investments	—	236,710	11,647	248,357
High Income
Investments:
Bank Loan Obligations
Health Care	—	10,249	7,775	18,024
Lodging & Casinos	—	25,419	8,265	33,684
Other Bank Loan Obligations^	—	349,948	—	349,948
Total Bank Loan Obligations	—	385,616	16,040	401,656
Corporate Debt Securities^	—	3,571,238	—	3,571,238
Exchange Traded Funds	34,965	—	—	34,965
Short-Term Investments	—	215,528	—	215,528
Total Investments	34,965	4,172,382	16,040	4,223,387

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Municipal High Income
Investments:
Municipal Notes^	$—	$108,748	$—	$108,748
Total Investments	—	108,748	—	108,748
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	165,814	—	165,814
Total Investments	—	165,814	—	165,814
New York Municipal Income
Investments:
Municipal Notes^	—	62,295	—	62,295
Total Investments	—	62,295	—	62,295
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	15,434	—	15,434
Mortgage-Backed Securities^	—	17,723	—	17,723
Corporate Debt Securities^	—	24,874	—	24,874
Asset-Backed Securities	—	12,229	—	12,229
Short-Term Investments	—	5,535	—	5,535
Total Investments	—	75,795	—	75,795
Short Duration High Income
Investments:
Bank Loan Obligations
Business Equipment & Services	—	707	95	802
Other Bank Loan Obligations^	—	12,078	—	12,078
Total Bank Loan Obligations	—	12,078	—	12,078
Corporate Debt Securities^	—	139,694	—	139,694
Short-Term Investments	—	514	—	514
Total Investments	—	152,993	95	153,088
Strategic Income
Investments:
Bank Loan Obligations
Containers & Glass Products	—	3,905	387	4,292
Health Care	—	4,933	270	5,203
Leisure Goods—Activities—Movies	—	1,400	379	1,779
Other Bank Loan Obligations^	—	53,020	—	53,020
Total Bank Loan Obligations	—	63,258	1,036	64,294

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$326,278	$—	$326,278
Mortgage-Backed Securities^	—	454,072	—	454,072
Corporate Debt Securities^	—	901,268	—	901,268
Asset-Backed Securities	—	375,824	—	375,824
Foreign Government Securities^	—	102,707	—	102,707
Exchange Traded Funds	82,317	—	—	82,317
Mutual Funds	—	74,054	—	74,054
Short-Term Investments	—	48,674	—	48,674
Total Investments	82,317	2,346,135	1,036	2,429,488
Unconstrained Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	4,690	—	4,690
Mortgage-Backed Securities^	—	1,210	—	1,210
Corporate Debt Securities^	—	26,198	—	26,198
Asset-Backed Securities	—	11,481	—	11,481
Foreign Government Securities^	—	6,712	—	6,712
Exchange Traded Funds	3,119	—	—	3,119
Short-Term Investments	—	6,325	—	6,325
Total Investments	3,119	56,616	—	59,735

^  The Schedule of Investments provides information on the industry or sector categorization for the portfolio. For municipal funds, the Schedule of Investments provides a categorization by state. For global/international funds, the Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Investments in Securities:
Emerging Markets Debt
Foreign Government Securities
Dominican Republic	$46	$—	$—	$(1)	$—	$—	$—	$—	$45	$(1)
Total	46	—	—	(1)	—	—	—	—	45	(1)
Floating Rate Income
Bank Loan Obligations
Automotive	—	—	—	5	378	—	—	—	383	5
Business Equipment & Services	1,038	—	(173)	2	—	(1,766)	4,543	(1,038)	2,606	2
Containers & Glass Products	805	1	(34)	(12)	168	(601)	982	—	1,309	(12)
Electronics—Electrical	1,867	—	—	—	—	—	—	(1,867)	—	—
Health Care[z]	—	—	0	13	1,005	(5)	551	—	1,564	13
Industrial Equipment	1,154	—	(32)	2	—	(334)	—	(568)	222	2
Leisure Goods— Activities—Movies	1,464	2	(205)	(1)	—	(2,283)	2,998	—	1,975	(1)
Lodging & Casinos	1,532	4	10	(6)	1,683	(1,671)	—	—	1,552	(4)
Radio & Television	—	—	(14)	8	—	(862)	995	—	127	8
Steel	1,150	1	(144)	(13)	—	(243)	—	—	751	(13)
Utilities	—	2	(19)	(6)	—	(1,037)	2,218	—	1,158	(6)
Corporate Debt Securities
Chemicals[z]	0	—	—	0	—	(0)	—	—	—	—
Total	9,010	10	(611)	(8)	3,234	(8,802)	12,287	(3,473)	11,647	(2)
High Income
Bank Loan Obligations
Health Care	—	—	—	73	7,721	(19)	—	—	7,775	73
Lodging & Casinos	—	25	—	19	8,221	—	—	—	8.265	19

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Corporate Debt Securities
Chemicals	$1	$—	$—	$—	$—	$—	$—	$(1)	$—	$—
Total	1	25	—	92	15,942	(19)	—	(1)	16,040	92
Short Duration High Income
Bank Loan Obligations
Business Equipment & Services[z]	—	—	—	0	95	—	—	—	95	0
Total[z]	—	—	—	0	95	—	—	—	95	0
Strategic Income
Bank Loan Obligations
Business Equipment & Services	494	—	—	—	—	—	—	(494)	—	—
Containers & Glass Products[z]	390	—	0	(1)	—	(2)	—	—	387	(1)
Electronics—Electrical	1,074	—	(240)	160	—	(994)	—	—	—	—
Health Care	—	—	—	(1)	—	(2)	273	—	270	(1)
Industrial Equipment	529	—	(35)	7	50	(551)	—	—	—	—
Leisure Goods— Activities—Movies	897	—	(169)	58	—	(1,905)	1,498	—	379	6
Lodging & Casinos	768	—	5	(5)	—	(768)	—	—	—	—
Steel	602	—	(153)	32	—	(481)	—	—	—	—
Corporate Debt Securities
Chemicals & Plastics[z]	0	—	0	0	—	(0)	—	—	—	0
Total	4,754	—	(592)	250	50	(4,703)	1,771	(494)	1,036	4

z  Amount less than one thousand.

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Funds do not have access to unobservable inputs and therefore cannot disclose the inputs used in formulating such quotation.

As of the six months ended April 30, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $3,473,000, $1,000 and $494,000 were transferred from Level 3 to Level 2 for Floating Rate Income, High Income and Strategic

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Income, respectively. Also, approximately $12,287,000 and $1,771,000 were transferred from Level 2 to Level 3 for Floating Rate Income and Strategic Income, respectively. Transfers of bank loans and corporate debt securities into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3). As of the period ended April 30, 2016, the Funds had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures (unrealized appreciation)	$148	$—	$—	$148
Emerging Markets Debt
Swap contracts	$—	$194	$—	$194
Futures (unrealized appreciation)	4	—	—	4
Forward contracts (unrealized appreciation)	—	2,706	—	2,706
Emerging Markets Debt Total	$4	$2,900	$—	$2,904
Strategic Income
Futures (unrealized appreciation)	$2,402	$—	$—	$2,402
Unconstrained Bond
Swap contracts	$—	$323	$—	$323
Futures (unrealized appreciation)	279	—	—	279
Forward contracts (unrealized appreciation)	—	3,258	—	3,258
Unconstrained Bond Total	$279	$3,581	$—	$3.860

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2016:

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures (unrealized depreciation)	$(472)	$—	$—	$(472)
Emerging Markets Debt
Swap contracts	$—	$(494)	$—	$(494)
Forward contracts (unrealized depreciation)	—	(1,732)	—	(1,732)
Emerging Markets Debt Total	$—	$(2,226)	$—	$(2,226)
Short Duration
Futures (unrealized depreciation)	$(0)[z]	$—	$—	$(0)[z]
Strategic Income
Futures (unrealized depreciation)	$(6,867)	$—	$—	$(6,867)
Unconstrained Bond
Futures (unrealized depreciation)	$(120)	$—	$—	$(120)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(3,596)	$—	$(3,596)
Unconstrained Bond Total	$(120)	$(3,596)	$—	$(3,716)

z  Amount less than one thousand.

##  At April 30, 2016, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$350,037	$5,905	$3,652	$2,253
Emerging Markets Debt	113,084	3,070	4,007	(937)
Floating Rate Income	252,929	1,026	5,598	(4,572)
High Income	4,189,424	125,616	91,653	33,963
Municipal High Income	106,036	2,811	99	2,712
Municipal Intermediate Bond	157,943	7,928	57	7,871
New York Municipal Income	58,851	3,452	8	3,444
Short Duration	75,675	250	130	120
Short Duration High Income	153,204	2,142	2,258	(116)
Strategic Income	2,439,458	56,475	66,445	(9,970)
Unconstrained Bond	59,801	1,081	1,147	(66)

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to approximately $13,773,000, which represents 4.1% of net assets of Core Bond, approximately $10,331,000, which represents 9.0% of net assets of Emerging Markets Debt, approximately $13,573,000, which represents 5.6% of net assets of Floating Rate Income, approximately $1,140,188,000, which represents 27.3% of net assets of High Income, approximately $18,162,000, which represents 16.8% of net assets of Municipal High Income, approximately $14,840,000, which represents 8.8% of net assets of Municipal Intermediate Bond, approximately $3,390,000, which represents 4.6% of net assets of Short Duration, approximately $42,018,000, which represents 27.1% of net assets of Short Duration High Income, approximately $233,164,000, which represents 11.4% of net assets of Strategic Income and approximately $1,122,000, which represents 1.8% of net assets of Unconstrained Bond. Securities denoted with "ñ" but without "Ñ" have been deemed by the investment manager to be liquid.

r  Security exempt from registration pursuant to Regulation S under the 1933 Act. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 4/30/2016, amounted to approximately $3,398,000, which represents 1.0% of net assets of Core Bond, approximately $36,267,000, which represents 31.6% of net assets of Emerging Markets Debt, approximately $41,635,000, which represents 2.0% of net assets of Strategic Income, and approximately $20,982,000, which represents 34.5% of net assets of Unconstrained Bond.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Ñ  Illiquid security.

Ø  When-issued security. Total value of all such securities at 4/30/2016, amounted to approximately $1,455,000, which represents 0.4% of net assets of Core Bond, approximately $9,678,000, which represents 0.2% of net assets of High Income, approximately $3,304,000, which represents 3.1% of net assets of Municipal High Income, approximately $1,075,000, which represents 0.6% of net assets of Municipal Intermediate Bond, approximately $351,000, which represents 0.5% of net assets of Short Duration and approximately $1,099,000, which represents 0.0% of net assets of Strategic Income.

t  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 4/30/2016, amounted to approximately $21,072,000, which represents 6.3% of net assets of Core Bond, approximately $406,946,000, which represents 19.9% of net assets of Strategic Income and approximately $619,000, which represents 1.0% of net assets of Unconstrained Bond.

ß  Security is guaranteed by the corporate or non-profit obligor.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security had not settled as of 4/30/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

††  As of 4/30/2016, the value of unfunded loan commitments was approximately $78,000, $38,880,000, $2,389,000 and $32,000 for Floating Rate Income, High Income Bond, Short Duration High Income and Strategic Income, respectively.

‡  Defaulted securities.

@  All or a portion of this security is segregated in connection with obligations for TBAs and/or when-issued securities and/or futures contracts and/or credit default swap contracts and/or interest rate swap contracts and/or forward contracts and/or delayed delivery securities with a total value of approximately $32,101,000, $49,233,000, $20,402,000, $215,528,000, $15,287,000, $3,622,000, $5,535,000, $10,240,000, $740,828,000 and $12,760,000 for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Municipal High Income, Municipal Intermediate Bond, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond, respectively.

µ  Variable or floating rate security—The interest rate shown was the current rate as of 4/30/2016 and changes periodically.

a  Principal amount is stated in the currency in which the security is denominated.

  ARS = Argentine Peso

  BRL = Brazilian Real

  COP = Colombian Peso

  DOP = Dominican Peso

  EUR = Euro

  GBP = Pound Sterling

  HUF = Hungarian Forint

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

  IDR = Indonesian Rupiah

  KES = Kenyan Shilling

  MXN = Mexican Peso

  MYR = Malaysian Ringgit

  NZD = New Zealand Dollar

  PEN = Peruvian Nuevo Sol

  PHP = Philippine Peso

  PLN = Polish Zloty

  RUB = Russian Ruble

  THB = Thai Baht

  TRY = Turkish Lira

  ZAR = South African Rand

c  Payment-in-kind (PIK) security. Security has the ability to pay in-kind or pay income in cash. When applicable, separate rates of such payments are disclosed.

b  Rate shown was the discount rate at the date of purchase.

g  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

h  Represents 7-day effective yield as of 4/30/2016.

i  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

z  Amount less than one thousand.

§§  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

**  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

d  Includes the impact of the Fund's open positions in derivatives at 4/30/2016.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$352,290	$112,147	$248,357	$4,223,387	$108,748	$165,814
Affiliated issuers	—	—	—	—	—	—
	352,290	112,147	248,357	4,223,387	108,748	165,814
Cash	—	365	11	—	1,862	2,279
Foreign currency*	3	447	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	840	68	—	—	—	—
Cash collateral segregated for forward foreign currency contracts (Note A)	—	—	—	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	330	—	—	—	—
Interest receivable	1,904	2,311	1,134	63,480	1,351	1,805
Receivable for securities sold	4,124	162	2,377	23,550	259	2,553
Receivable for variation margin on futures contracts (Note A)	288	—	—	—	—	—
Receivable for Fund shares sold	156	3	306	4,444	36	58
Receivable from Management—net (Note B)	—	22	—	—	20	—
Receivable for forward foreign currency contracts (Note A)	—	2,706	—	—	—	—
Swap contracts, at value (Note A)	—	194	—	—	—	—
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—	—
Receivable for unfunded loan commitments (Note A)	—	—	—	—	—	—
Prepaid expenses and other assets	58	16	27	136	45	40
Total Assets	359,663	118,771	252,212	4,314,997	112,321	172,549
Liabilities
Distributions payable	192	3	125	6,739	—	56
Swap contracts, at value (Note A)	—	494	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,732	—	—	—	—
Due to custodian	—	—	—	—	—	—
Cash collateral due to brokers (Note A)	—	730	—	—	—	—
Payable for securities purchased	26,197	873	8,731	129,782	3,997	1,065
Payable for Fund shares redeemed	364	11	355	3,797	64	1,733
Payable to investment manager—net (Notes A & B)	67	51	99	1,611	35	35
Payable to administrator—net (Note B)	24	—	12	540	—	6
Payable to trustees	1	—	—	—	—	—
Payable for variation margin on futures contracts (Note A)	—	6	—	—	—	—
Payable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—	—
Payable for unfunded loan commitments (Note A)	—	—	—	—	—	—
Accrued capital gains taxes	—	85	—	—	—	—
Accrued expenses and other payables	82	128	104	236	56	77
Total Liabilities	26,927	4,113	9,426	142,705	4,152	2,972
Unfunded Loan Commitments (Note A)
Net Assets	$332,736	$114,658	$242,786	$4,172,292	$108,169	$169,577
Net Assets consist of:
Paid-in capital	$331,036	$132,490	$263,975	$4,374,797	$105,265	$160,844
Undistributed net investment income (loss)	—	243	—	149	2	—
Distributions in excess of net investment income	(554)	—	(137)	—	—	—
Accumulated net realized gains (losses) on investments	(1,035)	(18,774)	(16,539)	(241,602)	172	862
Net unrealized appreciation (depreciation) in value of investments	3,289	699	(4,513)	38,948	2,730	7,871
Net Assets	$332,736	$114,658	$242,786	$4,172,292	$108,169	$169,577
Net Assets
Investor Class	$11,985	$—	$—	$158,600	$—	$15,916
Trust Class	—	—	—	—	—	—
Institutional Class	283,692	114,211	198,628	3,125,619	107,873	142,649
Class A	31,488	185	19,092	103,989	177	7,958
Class C	5,571	262	25,066	33,757	119	3,054
Class R3	—	—	—	6,310	—	—
Class R6	—	—	—	744,017	—	—

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$62,295	$75,795	$153,088	$2,355,434	$59,735
Affiliated issuers	—	—	—	74,054	—
	62,295	75,795	153,088	2,429,488	59,735
Cash	342	5	32	—	—
Foreign currency*	—	—	—	44	103
Cash collateral segregated for futures contracts (Note A)	—	14	—	9,549	662
Cash collateral segregated for forward foreign currency contracts (Note A)	—	—	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	—	—	—	552
Interest receivable	742	246	2,112	18,716	520
Receivable for securities sold	1,053	—	863	25,145	297
Receivable for variation margin on futures contracts (Note A)	—	2	—	951	52
Receivable for Fund shares sold	—	105	22	3,564	—
Receivable from Management—net (Note B)	—	4	—	—	47
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	3,258
Swap contracts, at value (Note A)	—	—	—	—	—
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	323
Receivable for unfunded loan commitments (Note A)	—	—	—	—	—
Prepaid expenses and other assets	14	54	41	90	51
Total Assets	64,446	76,225	156,158	2,487,547	65,600
Liabilities
Distributions payable	13	7	1	1,488	—
Swap contracts, at value (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	3,596
Due to custodian	—	—	—	—	—
Cash collateral due to brokers (Note A)	—	—	—	—	—
Payable for securities purchased	698	1,739	996	431,411	988
Payable for Fund shares redeemed	4	38	18	3,463	—
Payable to investment manager—net (Notes A & B)	13	15	58	880	22
Payable to administrator—net (Note B)	8	—	2	458	—
Payable to trustees	—	—	—	1	—
Payable for variation margin on futures contracts (Note A)	—	—	—	—	—
Payable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—
Payable for unfunded loan commitments (Note A)	—	—	—	—	—
Accrued capital gains taxes	—	—	—	—	—
Accrued expenses and other payables	65	86	76	231	149
Total Liabilities	801	1,885	1,151	437,932	4,755
Unfunded Loan Commitments (Note A)
Net Assets	$63,645	$74,340	$155,007	$2,049,615	$60,845
Net Assets consist of:
Paid-in capital	$59,908	$88,349	$170,843	$2,122,519	$76,362
Undistributed net investment income (loss)	12	30	—	—	—
Distributions in excess of net investment income	—	—	(4)	(796)	(961)
Accumulated net realized gains (losses) on investments	281	(14,231)	(15,823)	(70,236)	(14,795)
Net unrealized appreciation (depreciation) in value of investments	3,444	192	(9)	(1,872)	239
Net Assets	$63,645	$74,340	$155,007	$2,049,615	$60,845
Net Assets
Investor Class	$—	$29,356	$—	$—	$—
Trust Class	—	2,604	—	25,693	—
Institutional Class	63,645	33,754	150,734	1,262,651	59,840
Class A	—	5,530	3,199	317,224	620
Class C	—	3,096	1,074	187,345	34
Class R3	—	—	—	—	—
Class R6	—	—	—	256,702	351

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,143	—	—	18,897	—	1,321
Trust Class	—	—	—	—	—	—
Institutional Class	26,993	13,007	20,334	371,828	10,349	11,845
Class A	3,006	21	1,955	12,395	17	661
Class C	531	30	2,566	4,015	11	254
Class R3	—	—	—	752	—	—
Class R6	—	—	—	88,505	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.49	$—	$—	$8.39	$—	$12.05
Trust Class	—	—	—	—	—	—
Institutional Class	10.51	8.78	9.77	8.41	10.42	12.04
Class R3	—	—	—	8.40	—	—
Class R6	—	—	—	8.41	—	—
Net Asset Value and redemption price per share
Class A	$10.47	$8.78	$9.77	$8.39	$10.42	$12.04
Offering Price per share
Class A‡	$10.93	$9.17	$10.20	$8.76	$10.88	$12.57
Net Asset Value and offering price per share
Class C^	$10.49	$8.78	$9.77	$8.41	$10.43	$12.04
*Cost of Investments:
Unaffiliated issuers	$348,669	$111,929	$252,870	$4,184,439	$106,018	$157,943
Affiliated issuers	—	—	—	—	—	—
Total cost of investments	$348,669	$111,929	$252,870	$4,184,439	$106,018	$157,943
Total cost of foreign currency	$2	$439	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016	April 30, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	3,723	—	—	—
Trust Class	—	346	—	2,379	—
Institutional Class	3,562	4,283	15,817	116,900	6,561
Class A	—	736	335	29,341	68
Class C	—	412	113	17,347	4
Class R3	—	—	—	—	—
Class R6	—	—	—	23,783	38
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.89	$—	$—	$—
Trust Class	—	7.52	—	10.80	—
Institutional Class	17.87	7.88	9.53	10.80	9.12
Class R3	—	—	—	—	—
Class R6	—	—	—	10.79	9.13
Net Asset Value and redemption price per share
Class A	$—	$7.51	$9.54	$10.81	$9.12
Offering Price per share
Class A‡	$—	$7.70	$9.96	$11.29	$9.52
Net Asset Value and offering price per share
Class C^	$—	$7.51	$9.53	$10.80	$9.13
*Cost of Investments:
Unaffiliated issuers	$58,851	$75,604	$153,097	$2,350,142	$59,454
Affiliated issuers	—	—	—	76,217	—
Total cost of investments	$58,851	$75,604	$153,097	$2,426,359	$59,454
Total cost of foreign currency	$—	$—	$—	$42	$110

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$4,409	$4,692	$6,695	$104,681	$1,502	$2,215
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Dividend income—unaffiliated issuers	—	—	—	225	—	—
Foreign taxes withheld (Note A)	—	(12)	—	—	—	—
Total income	$4,409	$4,680	$6,695	$104,906	$1,502	$2,215
Expenses:
Investment management fees (Note B)	378	356	686	7,881	157	205
Administration fees (Note B)	91	39	82	985	24	49
Administration fees (Note B):
Investor Class	13	—	—	172	—	17
Trust Class	—	—	—	—	—	—
Institutional Class	115	58	103	1,027	33	63
Class A	32	—	21	92	4	6
Class C	5	—	27	36	—	2
Class R3	—	—	—	7	—	—
Class R6	—	—	—	71	—	—
Distribution fees (Note B):
Investor Class	15	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	38	—	25	109	5	7
Class C	22	1	127	172	2	13
Class R3	—	—	—	16	—	—
Shareholder servicing agent fees:
Investor Class	12	—	—	31	—	6
Trust Class	—	—	—	—	—	—
Institutional Class	2	1	1	20	—	—
Class A	2	—	2	13	1	—
Class C	—	—	1	2	—	—
Class R3	—	—	—	1	—	—
Class R6	—	—	—	1	—	—
Audit fees	15	30	17	33	14	30
Custodian and accounting fees	104	169	172	305	36	62
Insurance expense	4	3	6	52	—	2
Legal fees	53	50	61	48	46	48
Registration and filing fees	57	25	50	99	37	32
Shareholder reports	11	17	8	120	5	4
Trustees' fees and expenses	20	19	19	19	19	19
Interest expense	—	4	—	—	—	—
Miscellaneous	22	12	9	125	1	6
Total expenses	1,011	784	1,417	11,437	384	571
Expenses reimbursed by Management (Note B)	(214)	(196)	(277)	—	(178)	(125)
Management fees waived (Notes A & B)	—	—	—	—	—	—
Total net expenses	797	588	1,140	11,437	206	446
Net investment income (loss)	$3,612	$4,092	$5,555	$93,469	$1,296	$1,769

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,006	$482	$5,069	$39,500	$2,232
Dividend income—affiliated issuers (Note F)	—	—	—	2,715	—
Dividend income—unaffiliated issuers	—	—	—	4,044	143
Foreign taxes withheld (Note A)	—	—	—	—	—
Total income	$1,006	$482	$5,069	$46,259	$2,375
Expenses:
Investment management fees (Note B)	79	87	463	5,610	290
Administration fees (Note B)	47	21	62	612	39
Administration fees (Note B):
Investor Class	—	30	—	—	—
Trust Class	—	6	—	52	—
Institutional Class	—	14	91	560	58
Class A	—	5	2	349	1
Class C	—	3	1	200	—
Class R3	—	—	—	—	—
Class R6	—	—	—	24	—
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	15	—
Class A	—	6	3	415	1
Class C	—	14	4	953	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	18	—	—	—
Trust Class	—	1	—	2	—
Institutional Class	31	—	—	6	56
Class A	—	—	1	47	—
Class C	—	—	—	8	—
Class R3	—	—	—	—	—
Class R6	—	—	—	2	—
Audit fees	15	31	18	34	33
Custodian and accounting fees	26	45	90	341	92
Insurance expense	1	1	3	31	1
Legal fees	54	56	51	54	64
Registration and filing fees	11	46	31	134	75
Shareholder reports	3	4	4	91	1
Trustees' fees and expenses	19	19	19	20	19
Interest expense	—	—	—	12	4
Miscellaneous	3	5	9	124	12
Total expenses	289	412	852	9,696	746
Expenses reimbursed by Management (Note B)	—	(178)	(71)	(299)	(321)
Management fees waived (Notes A & B)	—	—	—	(237)	—
Total net expenses	289	234	781	9,160	425
Net investment income (loss)	$717	$248	$4,288	$37,099	$1,950

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,268	(12,793)	(11,015)	(143,053)	172	864
Sales of investment securities of affiliated issuers	—	—	—	—	—	—
Futures contracts	(1,215)	(123)	—	—	—	—
Foreign currency	(35)	(45)	—	—	—	—
Forward foreign currency contracts	—	(144)	—	—	—	—
Swap contracts	—	(147)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,532	13,675	6,051	155,333	2,455	2,111
Affiliated investment securities	—	—	—	—	—	—
Futures contracts	200	(5)	—	—	—	—
Foreign currency	2	(38)	—	—	—	—
Forward foreign currency contracts	—	928	—	—	—	—
Swap contracts	—	1,043	—	—	—	—
Net gain (loss) on investments	4,752	2,351	(4,964)	12,280	2,627	2,975
Net increase (decrease) in net assets resulting from operations	$8,364	$6,443	$591	$105,749	$3,923	$4,744

Z  Amount less than one thousand.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016		For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	281	54		(12,373)	(42,684)	(9,260)
Sales of investment securities of affiliated issuers	—	—		—	(11,704)	—
Futures contracts	—	—		—	(14,934)	(7,165)
Foreign currency	—	—		—	(454)	(856)
Forward foreign currency contracts	—	—		—	—	1,154
Swap contracts	—	—		—	—	232
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	823	194		8,470	52,805	3,759
Affiliated investment securities	—	—		—	12,682	—
Futures contracts	—	(0	)Z	—	524	2,202
Foreign currency	—	—		—	(603)	(212)
Forward foreign currency contracts	—	—		—	—	439
Swap contracts	—	—		—	—	(100)
Net gain (loss) on investments	1,104	248		(3,903)	(4,368)	(9,807)
Net increase (decrease) in net assets resulting from operations	$1,821	$496		$385	$32,731	$(7,857)

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,612	$6,392	$4,092	$10,296	$5,555	$14,361
Net realized gain (loss) on investments	18	1,832	(13,252)	(18,419)	(11,015)	(3,235)
Net increase from payments by affiliates (Note B)	—	—	—	18	—	—
Change in net unrealized appreciation (depreciation) of investments	4,734	(4,666)	15,603	(14,339)	6,051	(6,921)
Net increase (decrease) in net assets resulting from operations	8,364	3,558	6,443	(22,444)	591	4,205
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(141)	(241)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(3,499)	(4,863)	(4,026)	(1,790)	(4,786)	(12,506)
Class A	(356)	(639)	(6)	(2)	(378)	(961)
Class C	(36)	(36)	(6)	(2)	(391)	(894)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(12)	(88)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(233)	(1,383)	—	(188)	—	—
Class A	(29)	(230)	—	(0)	—	—
Class C	(4)	(23)	—	(0)	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	(8,480)	—	—
Class A	—	—	—	(7)	—	—
Class C	—	—	—	(8)	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(4,310)	(7,503)	(4,038)	(10,477)	(5,555)	(14,361)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	613	1,165	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	72,907	117,623	2,064	49,494	38,826	112,144
Class A	4,094	10,879	28	194	3,511	5,314
Class C	2,647	1,077	3	138	1,890	2,940
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	138	303	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	2,799	4,895	4,020	10,420	4,176	9,779
Class A	350	798	2	5	287	691
Class C	21	25	1	2	203	442
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$93,469	$189,449	$1,296	$301	$1,769	$3,697
Net realized gain (loss) on investments	(143,053)	(97,473)	172	27	864	266
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	155,333	(182,483)	2,455	275	2,111	(959)
Net increase (decrease) in net assets resulting from operations	105,749	(90,507)	3,923	603	4,744	3,004
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,535)	(12,198)	—	—	(163)	(376)
Trust Class	—	—	—	—	—	—
Institutional Class	(65,156)	(118,198)	(1,236)	(274)	(1,540)	(3,204)
Class A	(2,331)	(10,188)	(56)	(23)	(52)	(92)
Class C	(788)	(2,155)	(4)	(4)	(14)	(25)
Class R3	(164)	(427)	—	—	—	—
Class R6	(20,495)	(46,317)	—	—	—	—
Net realized gain on investments:
Investor Class	—	(1,761)	—	—	(26)	(18)
Trust Class	—	—	—	—	—	—
Institutional Class	—	(14,285)	(15)	—	(229)	(139)
Class A	—	(2,072)	(2)	—	(8)	(6)
Class C	—	(372)	—	—	(4)	(2)
Class R3	—	(64)	—	—	—	—
Class R6	—	(5,065)	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(93,469)	(213,102)	(1,313)	(301)	(2,036)	(3,862)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,023	23,617	—	—	681	500
Trust Class	—	—	—	—	—	—
Institutional Class	1,514,266	1,306,736	89,432	37,850	10,728	15,219
Class A	40,816	100,668	11,391	5,393	4,790	1,556
Class C	1,738	3,517	71	500	1,071	1,600
Class R3	549	2,127	—	—	—	—
Class R6	75,016	253,191	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,237	13,161	—	—	159	326
Trust Class	—	—	—	—	—	—
Institutional Class	43,559	97,025	1,244	89	1,483	2,756
Class A	1,853	10,903	52	20	31	77
Class C	437	1,358	—	—	5	7
Class R3	144	420	—	—	—	—
Class R6	20,393	51,361	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	(1,386)	(2,492)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(35,741)	(48,034)	(62,929)	(55,944)	(133,878)	(177,890)
Class A	(3,815)	(12,601)	(87)	(3)	(5,574)	(18,992)
Class C	(541)	(1,174)	(25)	(34)	(3,986)	(12,826)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	42,086	72,464	(56,923)	4,272	(94,545)	(78,398)
Net Increase (Decrease) in Net Assets	46,140	68,519	(54,518)	(28,649)	(99,509)	(88,554)
Net Assets:
Beginning of period	286,596	218,077	169,176	197,825	342,295	430,849
End of period	$332,736	$286,596	$114,658	$169,176	$242,786	$342,295
Undistributed net investment income (loss) at end of period	$—	$—	$243	$189	$—	$—
Distributions in excess of net investment income at end of period	$(554)	$(134)	$—	$—	$(137)	$(137)

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	(33,798)	(101,401)	—	—	(1,403)	(1,900)
Trust Class	—	—	—	—	—	—
Institutional Class	(517,362)	(1,279,153)	(8,174)	(15,343)	(8,878)	(15,547)
Class A	(39,278)	(306,778)	(16,369)	(432)	(678)	(6,763)
Class C	(8,399)	(16,971)	(467)	—	(281)	(879)
Class R3	(1,740)	(3,887)	—	—	—	—
Class R6	(146,157)	(185,183)	—	—	—	—
Net increase (decrease) from Fund share transactions	965,297	(29,289)	77,180	28,077	7,708	(3,048)
Net Increase (Decrease) in Net Assets	977,577	(332,898)	79,790	28,379	10,416	(3,906)
Net Assets:
Beginning of period	3,194,715	3,527,613	28,379	—	159,161	163,067
End of period	$4,172,292	$3,194,715	$108,169	$28,379	$169,577	$159,161
Undistributed net investment income (loss) at end of period	$149	$149	$2	$2	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$717	$1,581	$248	$113	$4,288	$9,006
Net realized gain (loss) on investments	281	156	54	(33)	(12,373)	(3,159)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	823	(455)	194	214	8,470	(6,638)
Net increase (decrease) in net assets resulting from operations	1,821	1,282	496	294	385	(791)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(148)	(321)	—	—
Trust Class	—	—	(13)	(30)	—	—
Institutional Class	(717)	(1,581)	(183)	(340)	(4,227)	(8,885)
Class A	—	—	(21)	(48)	(49)	(112)
Class C	—	—	(1)	(3)	(12)	(9)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(148)	(155)	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(865)	(1,736)	(366)	(742)	(4,288)	(9,006)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	2,091	3,040	—	—
Trust Class	—	—	465	273	—	—
Institutional Class	223	655	11,498	20,571	30,809	53,417
Class A	—	—	3,807	1,976	9,861	738
Class C	—	—	2,690	1,667	821	158
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	136	299	—	—
Trust Class	—	—	13	29	—	—
Institutional Class	778	1,545	173	308	4,140	8,866
Class A	—	—	15	29	40	87
Class C	—	—	1	1	11	8
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$37,099	$63,020	$1,950	$2,511
Net realized gain (loss) on investments	(69,776)	4,642	(15,895)	(571)
Net increase from payments by affiliates (Note B)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	65,408	(90,247)	6,088	(5,694)
Net increase (decrease) in net assets resulting from operations	32,731	(22,585)	(7,857)	(3,754)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(515)	(1,449)	—	—
Institutional Class	(23,381)	(39,299)	(2,113)	(1,243)
Class A	(5,575)	(10,529)	(8)	(54)
Class C	(2,533)	(4,182)	(1)	(4)
Class R3	—	—	—	—
Class R6	(4,622)	(6,358)	(4)	(70)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	(287)	—	—
Institutional Class	—	(6,366)	—	—
Class A	—	(1,921)	—	—
Class C	—	(1,048)	—	—
Class R3	—	—	—	—
Class R6	—	(981)	—	—
Tax return of capital:
Trust Class	—	(168)	—	—
Institutional Class	—	(4,076)	—	(1,088)
Class A	—	(1,247)	—	(54)
Class C	—	(655)	—	(9)
Class R6	—	(645)	—	(52)
Total distributions to shareholders	(36,626)	(79,211)	(2,126)	(2,574)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	1,446	15,910	—	—
Institutional Class	337,826	821,570	5,914	205,943
Class A	70,688	248,328	496	1,079
Class C	14,941	68,410	11	162
Class R3	—	—	—	—
Class R6	27,144	89,997	241	137
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	507	1,890	—	—
Institutional Class	17,418	39,061	985	1,056
Class A	4,436	11,294	8	95
Class C	1,734	3,977	1	12
Class R3	—	—	—	—
Class R6	4,622	7,985	4	110

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	—	—	(2,838)	(3,955)	—	—
Trust Class	—	—	(832)	(581)	—	—
Institutional Class	(1,944)	(5,785)	(8,242)	(18,917)	(115,283)	(32,546)
Class A	—	—	(2,451)	(4,486)	(9,510)	(1,493)
Class C	—	—	(1,563)	(1,721)	(59)	(271)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(943)	(3,585)	4,963	(1,467)	(79,170)	28,964
Net Increase (Decrease) in Net Assets	13	(4,039)	5,093	(1,915)	(83,073)	19,167
Net Assets:
Beginning of period	63,632	67,671	69,247	71,162	238,080	218,913
End of period	$63,645	$63,632	$74,340	$69,247	$155,007	$238,080
Undistributed net investment income (loss) at end of period	$12	$12	$30	$148	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$(4)	$(4)

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(28,943)	(11,613)	—	—
Institutional Class	(445,338)	(487,479)	(126,200)	(35,018)
Class A	(117,449)	(190,591)	(14)	(7,962)
Class C	(31,925)	(44,354)	(156)	(968)
Class R3	—	—	—	—
Class R6	(6,572)	(6,156)	(51)	(7,027)
Net increase (decrease) from Fund share transactions	(149,465)	568,229	(118,761)	157,619
Net Increase (Decrease) in Net Assets	(153,360)	466,433	(128,744)	151,291
Net Assets:
Beginning of period	2,202,975	1,736,542	189,589	38,298
End of period	$2,049,615	$2,202,975	$60,845	$189,589
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$(796)	$(1,269)	$(961)	$(785)

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt, New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, ten offer Class A shares, ten offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013 for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund. Emerging Markets Debt had no operations until September 27, 2013, other than matters relating to its organization and registration of its shares under the 1933 Act. Unconstrained Bond had no operations until February 13, 2014, other than matters relating to its organization and registration of its shares under the 1933 Act. Municipal High Income had no operations until June 22, 2015, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income and Short Duration participated as a class member. The amounts of such proceeds for the six months ended April 30, 2016 were $2,565, $30 and $64,731 for Core Bond, High Income and Short Duration, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2016, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; foreign currency gains and losses; amortization of bond premium; gains and losses from swap contracts; rollforward of swap true-up from prior years; foreign currencies and forwards; non-affiliated and affiliated capital gain reclass; non-deductible stock issuance costs; nontaxable distributions paid by the Fund; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses; defaulted bond income adjustments; capital gains tax and equalization. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$767,763	$(672,469)	$(95,294)
Emerging Markets Debt	(5,200,313)	(8,070,701)	13,271,014
Floating Rate Income	—	112,861	(112,861)
High Income	—	—	—
Municipal High Income	7,637	1,927	(9,564)
Municipal Intermediate Bond	—	—	—
New York Municipal Income	8,144	—	(8,144)
Short Duration	(643,625)	624,615	19,010
Short Duration High Income	(750)	750	—
Strategic Income	—	(2,060,813)	2,060,813
Unconstrained Bond	—	(1,825,602)	1,825,602

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014, was as follows:

	Distributions Paid From:
	Taxable Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2015		2014		2015		2014		2015		2014		2015		2014		2015		2014
Core Bond	$7,503,261		$5,148,134		$—		$—		$—		$—		$—		$—		$7,503,261		$5,148,134
Emerging Markets Debt	1,981,608		7,726,651		—		—		—		73,855		8,495,278		—		10,476,886		7,800,506
Floating Rate Income	14,360,607		20,459,930		—		—		—		—		—		—		14,360,607		20,459,930
High Income	193,082,387		216,822,157		—		—		20,019,123		50,618,938		—		—		213,101,510		267,441,095
Municipal High Income	2,203	(2)	—		298,865	(2)	—		—	(2)	—		—	(2)	—		301,068	(2)	—
Municipal Intermediate Bond	211		2,920		3,696,529		3,784,947		164,551		960,704		—		—		3,861,291		4,748,571
New York Municipal Income	1,837		3,235		1,579,374		1,651,468		155,422		135,895		—		—		1,736,633		1,790,598
Short Duration	741,645		844,078		—		—		—		—		—		—		741,645		844,078
Short Duration High Income	9,005,064		6,942,701		—		—		—		—		—		—		9,005,064		6,942,701
Strategic Income	72,419,440		49,462,525		—		—		—		—		6,790,969		—		79,210,409		49,462,525
Unconstrained Bond	1,371,085		698,429	(1)	—		—	(1)	—		—	(1)	1,203,080		3,363	(1)	2,574,165		701,792	(1)

(1)  Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

(2)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$276,094	$—	$—	$(2,499,683)	$—	$(130,098)	$(2,353,687)
Emerging Markets Debt	—	—	—	(16,015,645)	(4,170,861)	(50,183)	(20,236,689)
Floating Rate Income	157,096	—	—	(10,695,733)	(5,392,027)	(294,520)	(16,225,184)
High Income	2,555,637	—	—	(117,207,862)	(97,726,741)	(2,406,489)	(214,785,455)
Municipal High Income	17,122	51,290	—	275,394	—	(49,363)	294,443
Municipal Intermediate Bond	15,379	55,677	249,447	5,759,769	—	(55,837)	6,024,435
New York Municipal Income	3,903	25,906	143,694	2,620,947	—	(13,998)	2,780,452

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Short Duration	$150,991	$—	$—	$(167,233)	$(14,119,623)	$(3,436)	$(14,139,301)
Short Duration High Income	—	—	—	(8,487,833)	(3,440,890)	(5,057)	(11,933,780)
Strategic Income	—	—	—	(67,288,843)	—	(1,720,203)	(69,009,046)
Unconstrained Bond	—	—	—	(3,574,844)	(1,595,954)	(363,423)	(5,534,221)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; end of year distributions payable; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; adjustments related to TIPs; amortization of bond premium; and amortization of organization costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$835,287
Short Duration	—	8,069,282	850,271	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Emerging Markets Debt	$2,756,876	$1,413,985
Floating Rate Income	1,505,727	3,051,013
High Income	49,167,687	48,559,054
Short Duration	3,589,288	333,850
Short Duration High Income	1,798,304	1,642,586
Unconstrained Bond	660,631	935,323

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2015, Short Duration had capital loss carryforwards expire of $643,625.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2016, Emerging Markets Debt had accrued capital gains taxes of $85,220, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2016, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance returns. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the six months ended April 30, 2016, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Cross currency swap contracts: During the six months ended April 30, 2016, Emerging Markets Debt used cross currency swap transactions to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At April 30, 2016, Emerging Markets Debt did not have any outstanding cross currency swap contracts.

Futures contracts: During the six months ended April 30, 2016, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2016, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2016, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities and to enhance returns.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2016, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to new and difficult to access markets. During the six months ended April 30, 2016, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

At April 30, 2016, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(1)	$145,985	$—	$1,966	$147,951
Total Value—Assets		$145,985	$—	$1,966	$147,951

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
OTC swaps	Swap contracts, at value(3)	$193,859	$—	$—	$193,859
Futures	Receivable/Payable for variation margin on futures contracts(1)	4,461	—	—	4,461
Forward contracts	Receivable for forward foreign currency contracts	—	—	2,705,847	2,705,847
Total Value—Assets		$198,320	$—	$2,705,847	$2,904,167
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(1)	$2,401,861	$—	$—	$2,401,861
Total Value—Assets		$2,401,861	$—	$—	$2,401,861
Unconstrained Bond
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(2)	$—	$538,642	$—	$538,642
Futures Forward contracts	Receivable/Payable for variation margin on futures contracts(1) Receivable for forward foreign currency contracts	278,833 —	— —	— 3,258,266	278,833 3,258,266
Total Value-Assets		$278,833	$538,642	$3,258,266	$4,075,741

Liability Derivatives

Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(82,903)	$—	$(389,107)	$(472,010)
Total Value—Liabilities		$(82,903)	$—	$(389,107)	$(472,010)
Emerging Markets Debt
OTC swaps	Swap contracts, at value(3)	$(494,135)	$—	$—	$(494,135)
Forward contracts	Payable for forward foreign currency contracts	—	—	(1,732,179)	(1,732,179)
Total Value—Liabilities		$(494,135)	$—	$(1,732,179)	$(2,226,314)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Short Duration
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(46)	$—	$—	$(46)
Total Value—Liabilities		$(46)	$—	$—	$(46)
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(2,598,693)	$—	$(4,268,442)	$(6,867,135)
Total Value—Liabilities		$(2,598,693)	$—	$(4,268,442)	$(6,867,135)
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(119,808)	$—	$—	$(119,808)
Forward contracts	Payable for forward foreign currency contracts	—	—	(3,596,279)	(3,596,279)
Total Value—Liabilities		$(119,808)	$—	$(3,596,279)	$(3,716,087)

(1)  "Futures" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(2)  "Centrally cleared swaps" reflects cumulative unrealized appreciation (depreciation) of centrally cleared credit default swaps as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." Variation margin on centrally cleared credit default swaps is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(3)  "OTC swaps" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Swap contracts, at value."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain (loss) on: futures contracts	$(1,297,912)	$—	$82,863	$(1,215,049)
Total Realized Gain (Loss)		$(1,297,912)	$—	$82,863	$(1,215,049)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
Swaps	Net realized gain (loss) on: swap contracts	$(146,780)	$—	$—	$(146,780)
Futures	Net realized gain (loss) on: futures contracts	(123,371)	—	—	(123,371)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	(143,887)	(143,887)
Total Realized Gain (Loss)		$(270,151)	$—	$(143,887)	$(414,038)
Strategic Income
Futures	Net realized gain (loss) on: futures contracts	$(17,881,320)	$—	$2,947,489	$(14,933,831)
Total Realized Gain (Loss)		$(17,881,320)	$—	$2,947,489	$(14,933,831)
Unconstrained Bond
Swaps	Net realized gain (loss) on: swap contracts	$—	$231,511	$—	$231,511
Futures	Net realized gain (loss) on: futures contracts	(7,165,691)	—	—	(7,165,691)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	1,154,310	1,154,310
Total Realized Gain (Loss)		$(7,165,691)	$231,511	$1,154,310	$(5,779,870)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$323,932	$—	$(124,196)	$199,736
Total Change in Appreciation (Depreciation)		$323,932	$—	$(124,196)	$199,736
Emerging Markets Debt
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$1,043,251	$—	$—	$1,043,251
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	(4,699)	—	—	(4,699)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	—	927,560	927,560
Total Change in Appreciation (Depreciation)		$1,038,552	$—	$927,560	$1,966,112
Short Duration
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$(46)	$—	$—	$(46)
Total Change in Appreciation (Depreciation)		$(46)	$—	$—	$(46)
Strategic Income
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$3,495,779	$—	$(2,972,094)	$523,685
Total Change in Appreciation (Depreciation)		$3,495,779	$—	$(2,972,094)	$523,685
Unconstrained Bond
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$—	$(99,727)	$—	$(99,727)
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	2,202,259	—	—	2,202,259
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	—	439,191	439,191
Total Change in Appreciation (Depreciation)		$2,202,259	$(99,727)	$439,191	$2,541,723

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2016, that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Emerging Markets Debt and Unconstrained Bond at April 30, 2016. Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by

Emerging Markets Debt and Unconstrained Bond for assets and pledged by Emerging Markets Debt and Unconstrained Bond for liabilities as of April 30, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$193,859	$—	$193,859
Forward contracts	2,705,847	—	2,705,847
Total	$2,899,706	$—	$2,889,706
Unconstrained Bond
Forward contracts	$3,258,266	$—	$3,258,266
Total	$3,258,266	$—	$3,258,266

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$400,661	$(362,708)	$—	$37,953
Goldman Sachs International	507,490	(507,490)	—	—
JPMorgan Chase Bank, N.A.	1,991,555	(1,166,973)	(730,000)	94,582
Total	$2,899,706	$(2,037,171)	$(730,000)	$132,535
Unconstrained Bond
Deutsche Bank AG	$384,339	$(276,435)	$—	$107,904
Goldman Sachs International	264,622	(264,622)	—	—
Royal Bank of Canada	826,969	(826,969)	—	—
Societe Generale	1,167,288	(1,166,456)	—	832
State Street Bank and Trust Company	615,048	(397,464)	—	217,584
Total	$3,258,266	$(2,931,946)	$—	$326,320

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$(494,135)	$—	$(494,135)
Forward contracts	(1,732,179)	—	(1,732,179)
Total	$(2,226,314)	$—	$(2,226,314)
Unconstrained Bond
Forward contracts	$(3,596,279)	$—	$(3,596,279)
Total	$(3,596,279)	$—	$(3,596,279)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(362,708)	$362,708	$—	$—
Goldman Sachs International	(696,633)	507,490	189,143	—
JPMorgan Chase Bank, N.A.	(1,166,973)	1,116,973	—	—
Total	$(2,226,314)	$2,037,171	$189,143	$—
Unconstrained Bond
Deutsche Bank AG	$(276,435)	$276,435	$—	$—
Goldman Sachs International	(404,231)	264,622	—	(139,609)
Royal Bank of Canada	(1,351,693)	826,969	—	(524,724)
Societe Generale	(1,166,456)	1,166,456	—	—
State Street Bank and Trust Company	(397,464)	397,464	—	—
Total	$(3,596,279)	$2,931,946	$—	$(664,333)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Unconstrained Bond to each counterparty as of April 30, 2016.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds ("EFTs"), in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2016, Strategic Income invested in Emerging Markets Debt (an "Underlying Fund") (see Note F).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2016, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2016, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2016, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$237,319	$2,715,284

15  Exchange-traded funds: Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2016, the value of unfunded loan commitments was approximately $78,000, $38,880,000, $2,389,000 and $32,000 for Floating Rate Income, High Income, Short Duration High Income and Strategic Income, respectively. pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 1.50%, due 1/31/17	$60	$59
Service King (MIDAS), First Lien Term Loan, 4.50%, due 8/18/21	19	19
High Income (000's omitted)
Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$33,437	$33,437
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	5,443	5,443
Short Duration High Income (000's omitted)
Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$2,055	$2,055
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	334	334
Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 1.50%, due 1/31/17	$32	$32

17  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B — Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration:
0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Floating Rate Income:
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Short Duration High Income and Unconstrained Bond:
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Emerging Markets Debt and Strategic Income(1):
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

(1)  0.53% after management fee waiver for Strategic Income (see Note A).

Accordingly, for the six months ended April 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Intermediate Bond	0.25%
New York Municipal Income	0.25%
Short Duration	0.25%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2016, there was no repayment to Management under these agreements.

At April 30, 2016, contingent liabilities to Management under the agreements were as follows:

	Contractual Expense Limitation(1)		Expiration	Expenses Reimbursed in Fiscal Period Ending October 31,
				2013		2014	2015		2016
				Subject to Repayment Until October 31,
Class				2016		2017	2018		2019
Core Bond Investor Class	0.85%		10/31/21	$35,806		$37,651	$37,823		$18,478
Core Bond Institutional Class	0.45%		10/31/21	298,036		271,338	344,490		174,692
Core Bond Class A	0.85%		10/31/21	61,747		54,386	49,985		18,439
Core Bond Class C	1.60%		10/31/21	9,196		6,947	4,855		2,505
Emerging Markets Debt Institutional Class	0.90	%(2)	10/31/19	223,521	(5)	302,363	323,183		195,079
Emerging Markets Debt Class A	1.27	%(2)	10/31/19	2,100	(5)	259	428		414
Emerging Markets Debt Class C	2.02	%(2)	10/31/19	2,090	(5)	351	456		433
Floating Rate Income Institutional Class	0.70%		10/31/19	367,105		387,613	431,633		228,439
Floating Rate Income Class A	1.07%		10/31/21	63,435		51,780	40,330		22,332
Floating Rate Income Class C	1.82%		10/31/21	34,681		43,276	44,278		26,466
High Income Investor Class	1.00%		10/31/19	—		—	—		—
High Income Institutional Class	0.75%		10/31/19	—		—	—		—
High Income Class A	1.12%		10/31/19	—		—	—		—
High Income Class C	1.87%		10/31/19	—		—	—		—
High Income Class R3	1.37%		10/31/19	—		—	—		—
High Income Class R6	0.68%		10/31/19	—	(3)	—	—		—
Municipal High Income Institutional Class	0.50	%(2)	2/28/17(9)	—		—	229,181	(8)	165,715
Municipal High Income Class A	0.87	%(2)	2/28/17(9)	—		—	21,634	(8)	11,429
Municipal High Income Class C	1.62	%(2)	2/28/17(9)	—		—	6,990	(8)	1,017
Municipal Intermediate Bond Investor Class	0.65%		10/31/19	36,412		34,091	31,910		15,144
Municipal Intermediate Bond Institutional Class	0.50%		10/31/19	220,175		225,784	213,054		103,538
Municipal Intermediate Bond Class A	0.87%		10/31/19	9,915		11,332	7,646		4,365
Municipal Intermediate Bond Class C	1.62%		10/31/19	3,722		3,742	3,595		1,940
New York Municipal Income Institutional Class	1.00%		10/31/19	—	(4)	—	—		—
Short Duration Investor Class	0.70%		10/31/19	172,377		157,140	171,145		77,723
Short Duration Trust Class	0.80%		10/31/19	25,172		19,252	19,267		8,102

	Contractual Expense Limitation(1)		Expiration	Expenses Reimbursed in Fiscal Period Ending October 31,
				2013	2014		2015	2016
				Subject to Repayment Until October 31,
Class				2016	2017		2018	2019
Short Duration Institutional Class	0.50%		10/31/19	$105,939	$103,260		$145,815	$73,424
Short Duration Class A	0.87%		10/31/19	19,994	37,232		28,843	12,356
Short Duration Class C	1.62%		10/31/19	8,495	10,870		10,195	6,817
Short Duration High Income Institutional Class	0.75%		10/31/19	264,663	163,582		123,667	69,223
Short Duration High Income Class A	1.12%		10/31/19	3,831	3,233		2,835	1,586
Short Duration High Income Class C	1.87%		10/31/19	1,999	495		358	424
Strategic Income Trust Class	1.10%		10/31/19	25,620	23,397		17,124	5,245
Strategic Income Institutional Class	0.75%		10/31/21	418,813	337,730		342,600	166,860
Strategic Income Class A	1.15%		10/31/21	194,057	105,929		72,397	39,851
Strategic Income Class C	1.85%		10/31/21	185,562	129,187		105,468	52,403
Strategic Income Class R6	0.68%		10/31/19	4,189 (3)	29,520		53,265	34,742
Unconstrained Bond Institutional Class	0.65%	(2)(7)	10/31/19	—	224,918	(6)	481,373	318,318
Unconstrained Bond Class A	1.02%	(2)(7)	10/31/19	—	76,023	(6)	24,942	1,461
Unconstrained Bond Class C	1.77%	(2)(7)	10/31/19	—	12,156	(6)	4,379	154
Unconstrained Bond Class R6	0.58%	(2)(7)	10/31/19	—	75,757	(6)	23,944	655

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield for Emerging Markets Debt from September 27, 2013 (Commencement of Operations) to September 30, 2013. For the period ended October 31, 2013, voluntary reimbursements for the Institutional Class, Class A and Class C of Emerging Markets Debt amounted to $8,376, $7 and $11, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(3)  Period from March 15, 2013 (Commencement of Operations) to October 31, 2013.

(4)  Period from March 11, 2013 (Commencement of Operations) to October 31, 2013.

(5)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

(6)  Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

(7)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6.

(8)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

(9)  From March 1, 2017 to October 31, 2019, the contractual expense limitation is 0.60%, 0.97% and 1.72% for Institutional Class, Class A and Class C.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Prior to January 1, 2016, Management retained Neuberger Berman Fixed Income LLC ("NBFI") to serve as the sub-adviser to certain Funds. NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, was retained by Management through December 31, 2015 to furnish it with investment recommendations and research information without added cost to each Fund it sub-advised. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, Municipal High Income, New York Municipal Income and Short Duration High Income, was retained by Management through December 31, 2015 to provide day-to-day investment management services and received a monthly fee paid by Management. NBFI, as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, was retained by Management through December 31, 2015 to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and received a monthly fee paid by Management.

Each Fund also has a distribution agreement with NBM with respect to each class of shares. NBM acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears advertising and promotion expenses. As part of the entity consolidation as noted on page 27, it is expected that effective July 1, 2016, NBM will merge with and into NB LLC and, as a result, the distribution agreement will be transferred to NB LLC.

However, NBM receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, NBM's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, NBM receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. NBM receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2016, NBM, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$75	$—	$—	$—
Core Bond Class C	—	64	—	—
Emerging Markets Debt Class A	—	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	603	—	—	—
Floating Rate Income Class C	—	767	—	—
High Income Class A	512	—	—	—
High Income Class C	—	2,737	—	—
Municipal High Income Class A	—	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Intermediate Bond Class A	915	—	—	—
Municipal Intermediate Bond Class C	—	217	—	—
Short Duration Class A	53	—	—	—
Short Duration Class C	—	31	—	—
Short Duration High Income Class A	1,266	—	—	—
Short Duration High Income Class C	—	17	—	—
Strategic Income Class A	4,714	—	—	—
Strategic Income Class C	—	23,038	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

For the year ended October 31, 2015, Emerging Markets Debt recorded a capital contribution from Management in the amount of $18,390. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding credit default swaps, interest rate swaps, cross currency swaps, forward contracts and futures) for the six months ended April 30, 2016, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$298,419,860	$54,716,190	$251,476,232	$50,541,407
Emerging Markets Debt	—	46,995,105	—	105,687,120
Floating Rate Income	—	54,321,862	—	135,607,058
High Income	—	1,911,177,849	—	1,028,008,870
Municipal High Income	—	104,608,985	—	27,047,567
Municipal Intermediate Bond	—	24,612,381	—	18,609,033
New York Municipal Income	—	9,931,795	—	9,079,071
Short Duration	17,072,322	16,244,090	19,195,030	10,240,173
Short Duration High Income	—	58,054,845	—	129,477,789
Strategic Income	3,995,756,015	604,299,511	4,151,344,397	846,543,460
Unconstrained Bond	11,183,113	25,805,691	27,073,702	131,932,114

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2016 and for the year ended October 31, 2015 was as follows:

	For the Six Months Ended April 30, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Core Bond:
Investor Class	60	13		(134)	(61)	111	29		(238)	(98)
Institutional Class	7,052	270		(3,459)	3,863	11,181	467		(4,578)	7,070
Class A	397	34		(370)	61	1,038	76		(1,210)	(96)
Class C	257	2		(53)	206	103	2		(111)	(6)
Emerging Markets Debt:
Institutional Class	249	482		(7,787)	(7,056)	5,393	1,159		(6,356)	196
Class A	3	0	[z]	(10)	(7)	21	1		(0)[z]	22
Class C	1	0	[z]	(3)	(2)	15	0	[z]	(4)	11
Floating Rate Income:
Institutional Class	4,033	435		(13,962)	(9,494)	11,136	974		(17,742)	(5,632)
Class A	366	30		(582)	(186)	527	69		(1,894)	(1,298)
Class C	196	21		(414)	(197)	293	44		(1,275)	(938)

	For the Six Months Ended April 30, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
High Income:
Investor Class	1,114	521		(4,162)	(2,527)	2,631	1,485		(11,403)	(7,287)
Institutional Class	188,655	5,345		(63,757)	130,243	146,068	10,956		(143,618)	13,406
Class A	5,025	228		(4,869)	384	11,290	1,224		(34,241)	(21,727)
Class C	214	54		(1,037)	(769)	393	153		(1,906)	(1,360)
Class R3	68	18		(215)	(129)	238	47		(440)	(155)
Class R6	9,227	2,503		(17,893)	(6,163)	28,205	5,801		(21,249)	12,757
Municipal High Income:
Institutional Class	8,768	121		(804)	8,085	3,784	9		(1,529)	2,264 (1)
Class A	1,121	5		(1,605)	(479)	537	2		(43)	496 (1)
Class C	7	0	[z]	(45)	(38)	50	—		—	50 (1)
Municipal Intermediate Bond:
Investor Class	57	13		(117)	(47)	42	27		(160)	(91)
Institutional Class	897	124		(742)	279	1,283	232		(1,310)	205
Class A	401	3		(57)	347	131	7		(568)	(430)
Class C	90	1		(24)	67	134	1		(74)	61
New York Municipal Income:
Institutional Class	13	44		(110)	(53)	37	88		(328)	(203)
Short Duration:
Investor Class	266	17		(360)	(77)	385	38		(501)	(78)
Trust Class	62	1		(111)	(48)	36	4		(77)	(37)
Institutional Class	1,463	22		(1,050)	435	2,609	39		(2,398)	250
Class A	508	2		(328)	182	263	4		(596)	(329)
Class C	359	0	[z]	(209)	150	222	0	[z]	(228)	(6)
Short Duration High Income:
Institutional Class	3,333	442		(12,367)	(8,592)	5,423	901		(3,299)	3,025
Class A	1,053	4		(1,013)	44	75	9		(151)	(67)
Class C	88	1		(6)	83	16	1		(27)	(10)
Strategic Income:
Trust Class	137	48		(2,723)	(2,538)	1,441	171		(1,055)	557
Institutional Class	32,071	1,646		(42,374)	(8,657)	74,035	3,534		(44,137)	33,432
Class A	6,664	419		(11,140)	(4,057)	22,304	1,020		(17,311)	6,013
Class C	1,413	164		(3,028)	(1,451)	6,156	360		(4,011)	2,505
Class R6	2,556	437		(621)	(2,372	8,046	724		(562)	8,208

	For the Six Months Ended April 30, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Unconstrained Bond:
Institutional Class	641	109		(14,358)	(13,608)	21,365	111	(3,646)	17,830
Class A	53	1		(2)	52	111	10	(821)	(700)
Class C	1	0	[z]	(16)	(15)	17	1	(100)	(82)
Class R6	27	0	[z]	(6)	21	14	11	(722)	(697)

(1)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

z  Amount less than one thousand.

Note E—Lines of Credit:

At April 30, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, each Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2016. During the period ended April 30, 2016, none of the Funds utilized the line of credit

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2016	Value April 30, 2016	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Debt Fund Institutional Class	14,077,939	325,594	5,970,150	8,433,383	$74,053,750	$2,715,284	$(11,704,316)

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

Other: At April 30, 2016, Neuberger Berman Flexible Select Fund, which is also managed by Management, held 2.45% and 11.18% of the outstanding shares of Core Bond and Unconstrained Bond, respectively. At April 30, 2016, Neuberger Berman Inflation Managed Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.03% and 0.35%, respectively, of the outstanding shares of Floating Rate Income. At April 30, 2016, Neuberger Berman Inflation Managed Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.02%, 0.03% and 0.07%, respectively, of the outstanding shares of High Income. At April 30, 2016, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Strategic Income, which are also managed by Management, held 0.02%, 0.09% and 64.59%, respectively, of the outstanding shares of Emerging Markets Debt.

In addition, at April 30, 2016, affiliated investors owned 0.08%, 0.77%, 0.02% and 0.15% of the outstanding shares of Emerging Markets Debt, Municipal High Income, Short Duration High Income and Unconstrained Bond, respectively.

Note G—Legal Matters:

On June 1, 2015, Neuberger Berman High Income Bond Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (REG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Preference Period") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfers"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants during the Preference Period (plus interest) under Section 547 of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. During 2009, Neuberger Berman High Income Bond Fund received pay downs from GM in connection with the term loan totaling approximately $5.9 million. Neuberger Berman High Income Bond Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. Neuberger Berman High Income Bond Fund will incur legal expenses associated with the defense of the lawsuit.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2016 (Unaudited)	$10.37	$0.11	@	$0.14	$0.25	$(0.12)	$(0.01)	$—	$(0.13)
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
Institutional Class
4/30/2016 (Unaudited)	$10.39	$0.13	@	$0.14	$0.27	$(0.14)	$(0.01)	$—	$(0.15)
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
Class A
4/30/2016 (Unaudited)	$10.35	$0.11	@	$0.14	$0.25	$(0.12)	$(0.01)	$—	$(0.13)
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
Class C
4/30/2016 (Unaudited)	$10.36	$0.07	@	$0.15	$0.22	$(0.08)	$(0.01)	$—	$(0.09)
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2016 (Unaudited)	$—	$10.49	2.43	%[d]**	$12.0	1.16%*	0.85%*	2.06%*	98	%**[a]
10/31/2015	$—	$10.37	1.28%		$12.5	1.14%	0.85%	2.08%	240%[a]
10/31/2014	$0.00	$10.50	3.74%[c]		$13.7	1.13%	0.85%	2.10%	307%[a]
10/31/2013	$—	$10.35	(2.11)%		$13.5	1.10%	0.85%	1.51%	346%[a]
10/31/2012	$—	$11.04	6.74%		$16.3	1.08%	0.85%	1.69%	360%[a]
10/31/2011	$—	$10.79	4.41%		$15.7	1.12%	0.85%	2.18%	379%[a]
Institutional Class
4/30/2016 (Unaudited)	$—	$10.51	2.63	%[d]**	$283.7	0.59%*	0.45%*	2.46%*	98	%**[a]
10/31/2015	$—	$10.39	1.69%		$240.3	0.61%	0.45%	2.49%	240%[a]
10/31/2014	$0.00	$10.52	4.16%[c]		$169.0	0.63%	0.45%	2.49%	307%[a]
10/31/2013	$—	$10.37	(1.71)%		$165.9	0.61%	0.45%	1.90%	346%[a]
10/31/2012	$—	$11.06	7.16%		$218.9	0.59%	0.45%	2.08%	360%[a]
10/31/2011	$—	$10.81	4.82%		$180.8	0.62%	0.45%	2.58%	379%[a]
Class A
4/30/2016 (Unaudited)	$—	$10.47	2.44	%[d]**	$31.5	0.97%*	0.85%*	2.06%*	98	%**[a]
10/31/2015	$—	$10.35	1.18%		$30.5	1.00%	0.85%	2.08%	240%[a]
10/31/2014	$0.00	$10.49	3.75%[c]		$31.9	1.02%	0.85%	2.10%	307%[a]
10/31/2013	$—	$10.34	(2.03)%		$30.1	1.04%	0.85%	1.49%	346%[a]
10/31/2012	$—	$11.02	6.75%		$47.3	0.99%	0.85%	1.61%	360%[a]
10/31/2011	$—	$10.77	4.32%		$26.3	1.01%	0.85%	2.18%	379%[a]
Class C
4/30/2016 (Unaudited)	$—	$10.49	2.16	%[d]**	$5.6	1.72%*	1.60%*	1.31%*	98	%**[a]
10/31/2015	$—	$10.36	0.43%		$3.4	1.75%	1.60%	1.33%	240%[a]
10/31/2014	$0.00	$10.50	2.97%[c]		$3.5	1.77%	1.60%	1.34%	307%[a]
10/31/2013	$—	$10.35	(2.76)%		$5.0	1.75%	1.60%	0.75%	346%[a]
10/31/2012	$—	$11.03	5.95%		$7.0	1.74%	1.60%	0.86%	360%[a]
10/31/2011	$—	$10.78	3.54%		$4.4	1.77%	1.60%	1.43%	379%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
4/30/2016 (Unaudited)	$8.41	$0.26	@	$0.37	$0.63	$(0.26)	$—	$—	$(0.26)
10/31/2015	$9.94	$0.48	@	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	@	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	@	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)
Class A
4/30/2016 (Unaudited)	$8.41	$0.24	@	$0.37	$0.61	$(0.24)	$—	$—	$(0.24)
10/31/2015	$9.94	$0.45	@	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	@	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Class C
4/30/2016 (Unaudited)	$8.41	$0.22	@	$0.36	$0.58	$(0.21)	$—	$—	$(0.21)
10/31/2015	$9.94	$0.38	@	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	@	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Floating Rate Income Fund
Institutional Class
4/30/2016 (Unaudited)	$9.86	$0.20	@	$(0.09)	$0.11	$(0.20)	$—	$—	$(0.20)
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Class A
4/30/2016 (Unaudited)	$9.85	$0.18	@	$(0.08)	$0.10	$(0.18)	$—	$—	$(0.18)
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
4/30/2016 (Unaudited)	$—	$8.78	7.68%**	$114.2	1.21	%*	0.91	%*	6.32	%*	38%**
10/31/2015	$0.00	$8.41	(10.64)%[b]	$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[c]	$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36%**	$87.2	1.64	%Ø*	0.80	%Ø*	3.60	%Ø*	5%**
Class A
4/30/2016 (Unaudited)	$—	$8.78	7.48%**	$0.2	1.70	%*	1.28	%*	5.93	%*	38%**
10/31/2015	$0.00	$8.41	(10.96)%[b]	$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[c]	$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32%**	$0.0	42.54	%Ø*	1.13	%Ø*	3.28	%Ø*	5%**
Class C
4/30/2016 (Unaudited)	$—	$8.78	7.09%**	$0.3	2.37	%*	2.03	%*	5.27	%*	38%**
10/31/2015	$0.00	$8.41	(11.64)%[b]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[c]	$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%**	$0.0	43.10	%Ø*	1.79	%Ø*	2.60	%Ø*	5%**
Floating Rate Income Fund
Institutional Class
4/30/2016 (Unaudited)	$—	$9.77	1.17%**	$198.6	0.90	%*	0.70	%*	4.17	%*	21%**
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%		0.70%		3.96%		44%
10/31/2014	$0.00	$10.11	2.01%[c]	$358.6	0.78%		0.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	0.81%		0.70%		4.06%		78%
10/31/2012	$—	$10.22	8.73%	$241.5	0.91%		0.70%		5.26%		112%
10/31/2011	$—	$9.91	3.16%	$181.5	0.95%		0.70%		5.39%		147%
Class A
4/30/2016 (Unaudited)	$—	$9.77	1.09%**	$19.1	1.30	%*	1.07	%*	3.83	%*	21%**
10/31/2015	$—	$9.85	1.00%	$21.1	1.22%		1.07%		3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[c]	$34.8	1.16%		1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%		1.07%		3.66%		78%
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%		1.07%		4.87%		112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%		1.07%		5.00%		147%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$9.86	$0.15	@	$(0.09)	$0.06	$(0.15)	$—	$—	$(0.15)
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
High Income Bond Fund
Investor Class
4/30/2016 (Unaudited)	$8.50	$0.22	@	$(0.11)	$0.11	$(0.22)	$—	$—	$(0.22)
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
Institutional Class
4/30/2016 (Unaudited)	$8.51	$0.23	@	$(0.10)	$0.13	$(0.23)	$—	$—	$(0.23)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
Class A
4/30/2016 (Unaudited)	$8.50	$0.21	@	$(0.11)	$0.10	$(0.21)	$—	$—	$(0.21)
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$—	$9.77	0.61	%**	$25.1	2.03%*	1.82%*	3.08%*	21%**
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%	2.86%	44%
10/31/2014	$0.00	$10.11	0.88%[c]		$37.4	1.91%	1.82%	2.64%	77%
10/31/2013	$—	$10.29	3.78%		$51.8	1.93%	1.82%	2.85%	78%
10/31/2012	$—	$10.22	7.51%		$14.4	2.05%	1.82%	4.10%	112%
10/31/2011	$—	$9.91	1.98%		$7.8	2.06%	1.82%	4.22%	147%
High Income Bond Fund
Investor Class
4/30/2016 (Unaudited)	$—	$8.39	1.45	%[d]**	$158.6	0.84%*	0.84%*	5.55%*	32%**
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%	5.42%	54%
10/31/2014	$0.00	$9.28	4.24%[c]		$266.4	0.83%	0.83%	5.35%	60%
10/31/2013	$—	$9.63	9.10%		$311.5	0.84%	0.84%	5.80%	80%
10/31/2012	$—	$9.46	12.17%		$340.5	0.84%	0.84%	6.29%	82%
10/31/2011	$—	$9.06	3.09%		$309.2	0.86%	0.86%	6.92%	88%
Institutional Class
4/30/2016 (Unaudited)	$—	$8.41	1.65	%[d]**	$3,125.6	0.68%*	0.68%*	5.71%*	32%**
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%	5.56%	54%
10/31/2014	$0.00	$9.29	4.38%[c]		$2,120.4	0.69%	0.69%	5.48%	60%
10/31/2013	$—	$9.64	9.14%		$1,949.6	0.69%	0.69%	5.94%	80%
10/31/2012	$—	$9.48	12.44%		$2,306.1	0.70%	0.70%	6.42%	82%
10/31/2011	$—	$9.07	3.23%		$1,514.7	0.73%	0.73%§	6.93%	88%
Class A
4/30/2016 (Unaudited)	$—	$8.39	1.33	%[d]**	$104.0	1.08%*	1.08%*	5.32%*	32%**
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%	1.08%	5.18%	54%
10/31/2014	$0.00	$9.28	3.98%[c]		$313.0	1.08%	1.08%	5.10%	60%
10/31/2013	$—	$9.63	8.83%		$395.6	1.09%	1.09%	5.56%	80%
10/31/2012	$—	$9.46	11.90%		$505.3	1.08%	1.08%	6.01%	82%
10/31/2011	$—	$9.06	2.83%		$341.6	1.12%	1.12%§	6.64%	88%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$8.51	$0.19	@	$(0.11)	$0.08	$(0.18)	$—	$—	$(0.18)
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
Class R3
4/30/2016 (Unaudited)	$8.50	$0.20	@	$(0.10)	$0.10	$(0.20)	$—	$—	$(0.20)
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
Class R6
4/30/2016 (Unaudited)	$8.51	$0.23	@	$(0.10)	$0.13	$(0.23)	$—	$—	$(0.23)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
4/30/2016 (Unaudited)	$10.10	$0.17	@	$0.32	$0.49	$(0.17)	$(0.00)	$—	$(0.17)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
4/30/2016 (Unaudited)	$10.11	$0.15	@	$0.31	$0.46	$(0.15)	$(0.00)	$—	$(0.15)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
4/30/2016 (Unaudited)	$10.10	$0.11	@	$0.33	$0.44	$(0.11)	$(0.00)	$—	$(0.11)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$—	$8.41	1.09	%[d]**	$33.8	1.81	%*	1.81	%*	4.59	%*	32%**
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%		1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[c]		$57.1	1.82%		1.82%		4.36%		60%
10/31/2013	$—	$9.64	7.91%		$60.0	1.83%		1.83%		4.82%		80%
10/31/2012	$—	$9.48	11.15%		$72.3	1.85%		1.85	%§	5.25%		82%
10/31/2011	$—	$9.07	2.06%		$46.9	1.87%		1.87%		5.82%		88%
Class R3
4/30/2016 (Unaudited)	$—	$8.40	1.33	%[d]**	$6.3	1.32	%*	1.32	%*	5.06	%*	32%**
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%		1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[c]		$9.6	1.31%		1.31%		4.87%		60%
10/31/2013	$—	$9.63	8.46%		$10.9	1.32%		1.32%		5.30%		80%
10/31/2012	$—	$9.47	11.72%		$9.7	1.35%		1.35	%§	5.73%		82%
10/31/2011	$—	$9.06	2.58%		$3.0	1.37%		1.37	%§	6.32%		88%
Class R6
4/30/2016 (Unaudited)	$—	$8.41	1.69	%[d]**	$744.0	0.61	%*	0.61	%*	5.78	%*	32%**
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[c]		$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34	%**	$535.0	0.62	%*	0.62	%*	5.95	%*	80%^^
Municipal High Income Fund
Institutional Class
4/30/2016 (Unaudited)	$—	$10.42	4.91	%**	$107.9	0.95	%*	0.50	%*	3.33	%*	35%**
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%**	$22.9	2.34	%*Ø	0.50	%*Ø	3.64	%*Ø	37%**
Class A
4/30/2016 (Unaudited)	$—	$10.42	4.61	%**	$0.2	1.45	%*	0.87	%*	2.89	%*	35%**
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24	%**	$5.0	2.94	%*Ø	0.86	%*Ø	3.41	%*Ø	37%**
Class C
4/30/2016 (Unaudited)	$—	$10.43	4.43	%**	$0.1	2.19	%*	1.62	%*	2.18	%*	35%**
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87	%**	$0.5	4.28	%*Ø	1.58	%*Ø	2.38	%*Ø	37%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund
Investor Class
4/30/2016 (Unaudited)	$11.86	$0.12	@	$0.21	$0.33	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
Institutional Class
4/30/2016 (Unaudited)	$11.85	$0.13	@	$0.21	$0.34	$(0.13)	$(0.02)	$—	$(0.15)
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Class A
4/30/2016 (Unaudited)	$11.84	$0.11	@	$0.22	$0.33	$(0.11)	$(0.02)	$—	$(0.13)
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Class C
4/30/2016 (Unaudited)	$11.84	$0.06	@	$0.22	$0.28	$(0.06)	$(0.02)	$—	$(0.08)
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund
Investor Class
4/30/2016 (Unaudited)	$—	$12.05	2.81%**	$15.9	0.84%*	0.65%*	2.06%*	11%**
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%	0.65%	2.21%	22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%	0.65%	2.30%	47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%	0.65%	2.18%	57%
10/31/2012	$—	$12.07	7.49%	$20.8	0.88%	0.65%	2.55%	54%
10/31/2011	$—	$11.58	3.53%	$116.4	0.98%	0.65%	3.10%	79%
Institutional Class
4/30/2016 (Unaudited)	$—	$12.04	2.89%**	$142.6	0.65%*	0.50%*	2.21%*	11%**
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%	0.50%	2.36%	22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%	0.50%	2.45%	47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%	0.50%	2.34%	57%
10/31/2012	$—	$12.06	7.65%	$124.7	0.70%	0.50%	2.53%	54%
10/31/2011	$—	$11.57	3.60%	$6.8	0.77%	0.50%	3.19%	79%
Class A
4/30/2016 (Unaudited)	$—	$12.04	2.79%**	$8.0	1.02%*	0.87%*	1.83%*	11%**
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%	0.87%	2.00%	22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%	0.87%	2.07%	47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%	0.87%	1.96%	57%
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%	0.87%	2.11%	54%
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%	0.87%	2.91%	79%
Class C
4/30/2016 (Unaudited)	$—	$12.04	2.41%**	$3.1	1.77%*	1.62%*	1.08%*	11%**
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%	$1.5	1.86%	1.62%	1.21%	57%
10/31/2012	$—	$12.06	6.37%	$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%	1.62%	1.99%	79%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
New York Municipal Income Fund
Institutional ClassØØ
4/30/2016 (Unaudited)	$17.60	$0.20	@	$0.31	$0.51	$(0.20)	$(0.04)	$—	$(0.24)
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/28/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
Short Duration Bond Fund
Investor Class
4/30/2016 (Unaudited)	$7.87	$0.03	@	$0.03	$0.06	$(0.04)	$—	$—	$(0.04)
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
Trust Class
4/30/2016 (Unaudited)	$7.50	$0.02	@	$0.03	$0.05	$(0.03)	$—	$—	$(0.03)
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
Institutional Class
4/30/2016 (Unaudited)	$7.87	$0.03	@	$0.03	$0.06	$(0.05)	$—	$—	$(0.05)
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
New York Municipal Income Fund
Institutional ClassØØ
4/30/2016 (Unaudited)	$—	$17.87	2.92	%**	$63.6	0.92%*	0.92%*	2.26%*	15%**
10/31/2015	$—	$17.60	1.99%		$63.6	0.89%	0.89%	2.42%	17%
10/31/2014	$—	$17.72	6.15%		$67.7	0.87%	0.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%**	$68.3	0.86%*	0.86%*	2.64%*	52%**
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/28/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$—	$17.40	1.08%		$38.2	1.16%	1.16%	2.07%	25%
Short Duration Bond Fund
Investor Class
4/30/2016 (Unaudited)	$—	$7.89	0.76	%[d]**	$29.4	1.24%*	0.70%*	0.68%*	44%**
10/31/2015	$—	$7.87	0.44%		$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[c]		$30.7	1.20%	0.70%	0.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	0.70%	0.67%	86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	0.70%	1.50%	74%
10/31/2011	$—	$7.88	0.20%		$44.1	1.25%	0.71%	1.93%	84%
Trust Class
4/30/2016 (Unaudited)	$—	$7.52	0.72	%[d]**	$2.6	1.38%*	0.80%*	0.57%*	44%**
10/31/2015	$—	$7.50	0.30%		$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[c]		$3.3	1.35%	0.80%	0.76%	71%
10/31/2013	$—	$7.60	0.77%		$4.0	1.35%	0.80%	0.57%	86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	0.80%	1.40%	74%
10/31/2011	$—	$7.51	0.10%		$6.4	1.41%	0.80%	1.83%	84%
Institutional Class
4/30/2016 (Unaudited)	$—	$7.88	0.73	%[d]**	$33.8	0.99%*	0.50%*	0.88%*	44%**
10/31/2015	$—	$7.87	0.64%		$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[c]		$28.5	1.00%	0.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%		$18.1	0.98%	0.50%	0.87%	86%
10/31/2012	$—	$8.02	4.30%		$22.2	0.98%	0.51%	1.65%	74%
10/31/2011	$—	$7.88	0.40%		$17.9	1.03%	0.51%	2.09%	84%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
4/30/2016 (Unaudited)	$7.49	$0.02	@	$0.03	$0.05	$(0.03)	$—	$—	$(0.03)
10/31/2015	$7.55	$(0.00	)@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Class C
4/30/2016 (Unaudited)	$7.50	$(0.01	)@	$0.02	$0.01	$(0.00)	$—	$—	$(0.00)
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Short Duration High Income Fund
Institutional Class
4/30/2016 (Unaudited)	$9.63	$0.19	@	$(0.10)	$0.09	$(0.19)	$—	$—	$(0.19)
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
4/30/2016 (Unaudited)	$9.63	$0.17	@	$(0.08)	$0.09	$(0.18)	$—	$—	$(0.18)
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
4/30/2016 (Unaudited)	$—	$7.51	0.69	%[d]**	$5.5	1.37	%*	0.87	%*	0.51	%*	44%**
10/31/2015	$—	$7.49	0.10%		$4.1	1.41%		0.87%		(0.03)%		75%
10/31/2014	$0.00	$7.55	0.45%[c]		$6.7	1.36%		0.87%		0.66%		71%
10/31/2013	$—	$7.60	0.83%		$6.3	1.37%		0.87%		0.50%		86%
10/31/2012	$—	$7.64	3.87%		$2.3	1.41%		0.88%		1.07%		74%
10/31/2011	$—	$7.51	(0.10)%		$0.2	1.50%		0.87%		1.75%		84%
Class C
4/30/2016 (Unaudited)	$—	$7.51	0.17	%[d]**	$3.1	2.12	%*	1.62	%*	(0.23	)%*	44%**
10/31/2015	$—	$7.50	(0.49)%		$2.0	2.17%		1.62%		(0.79)%		75%
10/31/2014	$0.00	$7.55	(0.43)%[c]		$2.0	2.12%		1.62%		(0.05)%		71%
10/31/2013	$—	$7.61	0.08%		$2.2	2.13%		1.62%		(0.24)%		86%
10/31/2012	$—	$7.65	3.23%		$1.7	2.12%		1.63%		0.51%		74%
10/31/2011	$—	$7.51	(0.84)%		$1.0	2.17%		1.62%		0.97%		84%
Short Duration High Income Fund
Institutional Class
4/30/2016 (Unaudited)	$—	$9.53	1.03	%**	$150.7	0.82	%*	0.75	%*	4.17	%*	30%**
10/31/2015	$—	$9.63	(0.22)%		$235.0	0.81%		0.75%		4.05%		45%
10/31/2014	$0.00	$10.05	2.81%[c]		$214.9	0.85%		0.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%		$102.9	1.18%		0.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.38	%**	$25.0	4.24	%*Ø	0.71	%*Ø	3.24	%*Ø	35%**
Class A
4/30/2016 (Unaudited)	$—	$9.54	0.95	%**	$3.2	1.24	%*	1.12	%*	3.80	%*	30%**
10/31/2015	$—	$9.63	(0.59)%		$2.8	1.21%		1.12%		3.68%		45%
10/31/2014	$0.00	$10.05	2.34%[c]		$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%		$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.36	%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$9.63	$0.14	@	$(0.10)	$0.04	$(0.14)	$—	$—	$(0.14)
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
4/30/2016 (Unaudited)	$10.79	$0.18	@	$0.01	$0.19	$(0.18)	$—	$—	$(0.18)
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
Institutional Class
4/30/2016 (Unaudited)	$10.79	$0.20	@	$0.01	$0.21	$(0.20)	$—	$—	$(0.20)
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—	$(0.67)
Class A
4/30/2016 (Unaudited)	$10.80	$0.18	@	$0.01	$0.19	$(0.18)	$—	$—	$(0.18)
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$—	$9.53	0.48%**	$1.1	1.98	%*	1.87	%*	3.10	%*	30	%**
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%		1.87%		2.93%		45%
10/31/2014	$0.00	$10.05	1.57%[c]	$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%	$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35	%**
Strategic Income Fund
Trust Class
4/30/2016 (Unaudited)	$—	$10.80	1.79%**	$25.7	1.14	%*	1.08	%*	3.44	%*	181	%[a]**
10/31/2015	$—	$10.79	(1.03)%[d]	$53.1	1.14%		1.06%		2.90%		357%[a]
10/31/2014	$0.00	$11.32	4.95%[c]	$49.4	1.15%		1.05%		3.33%		365%[a]
10/31/2013	$—	$11.18	1.07%	$43.8	1.18%		1.10%		3.22%		384%[a]
10/31/2012	$—	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$—	$10.98	3.60%	$19.4	1.26%		1.10%		3.86%		265%[a]
Institutional Class
4/30/2016 (Unaudited)	$—	$10.80	1.97%**	$1,262.7	0.78	%*	0.73	%*	3.80	%*	181	%[a]**
10/31/2015	$—	$10.79	(0.69)%[d]	$1,355.2	0.78%		0.71%		3.25%		357%[a]
10/31/2014	$0.00	$11.32	5.22%[c]	$1,043.0	0.80%		0.70%		3.66%		365%[a]
10/31/2013	$—	$11.19	1.52%	$739.1	0.81%		0.75%		3.57%		384%[a]
10/31/2012	$—	$11.67	11.85%	$526.3	0.84%		0.75%		3.61%		329%[a]
10/31/2011	$—	$10.98	3.96%	$210.8	0.90%		0.75%		4.20%		265%[a]
Class A
4/30/2016 (Unaudited)	$—	$10.81	1.77%**	$317.2	1.18	%*	1.13	%*	3.40	%*	181	%[a]**
10/31/2015	$—	$10.80	(1.08)%[d]	$360.8	1.17%		1.11%		2.84%		357%[a]
10/31/2014	$0.00	$11.33	4.89%[c]	$310.3	1.19%		1.10%		3.28%		365%[a]
10/31/2013	$—	$11.19	1.02%	$311.8	1.21%		1.15%		3.14%		384%[a]
10/31/2012	$—	$11.68	11.39%	$309.1	1.24%		1.15%		3.22%		329%[a]
10/31/2011	$—	$10.99	3.55%	$196.0	1.31%		1.15%		3.79%		265%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$10.79	$0.14	@	$0.01	$0.15	$(0.14)	$—	$—	$(0.14)
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—	$(0.55)
Class R6
4/30/2016 (Unaudited)	$10.79	$0.20	@	$0.00	$0.20	$(0.20)	$—	$—	$(0.20)
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
4/30/2016 (Unaudited)	$9.38	$0.14	@	$(0.25)	$(0.11)	$(0.15)	$—	$—	$(0.15)
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
4/30/2016 (Unaudited)	$9.37	$0.11	@	$(0.23)	$(0.12)	$(0.13)	$—	$—	$(0.13)
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
4/30/2016 (Unaudited)	$9.38	$0.09	@	$(0.24)	$(0.15)	$(0.10)	$—	$—	$(0.10)
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
4/30/2016 (Unaudited)	$9.38	$0.13	@	$(0.23)	$(0.10)	$(0.15)	$—	$—	$(0.15)
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
4/30/2016 (Unaudited)	$—	$10.80	1.42	%**	$187.3	1.91	%*	1.83	%*	2.70	%*	181	%[a]**
10/31/2015	$—	$10.79	(1.77)%[d]		$202.9	1.91%		1.81%		2.14%		357%[a]
10/31/2014	$0.00	$11.32	4.07%[c]		$184.5	1.93%		1.80%		2.58%		365%[a]
10/31/2013	$—	$11.19	0.40%		$191.7	1.94%		1.85%		2.45%		384%[a]
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%		1.85%		2.52%		329%[a]
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%		1.85%		3.09%		265%[a]
Class R6
4/30/2016 (Unaudited)	$—	$10.79	1.91	%**	$256.7	0.72	%*	0.66	%*	3.88	%*	181	%[a]**
10/31/2015	$—	$10.79	(0.62)%[d]		$230.9	0.71%		0.64%		3.32%		357%[a]
10/31/2014	$0.00	$11.32	5.39%[c]		$149.4	0.72%		0.63%		3.69%		365%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09	%**	$17.5	0.77	%*	0.68	%*	3.70	%*	384	%^^a
Unconstrained Bond Fund
Institutional Class
4/30/2016 (Unaudited)	$—	$9.12	(1.16	)%**	$59.8	1.15	%*	0.66	%*	3.03	%*	31	%[a]**
10/31/2015	$—	$9.38	(2.28)%		$189.1	1.27%		0.67%		2.80%		86%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88	%**	$23.1	2.22	%Ø*	0.84	%Ø*	2.94	%Ø*	118	%**
Class A
4/30/2016 (Unaudited)	$—	$9.12	(1.24	)%**	$0.6	1.56	%*	1.04	%*	2.52	%*	31	%[a]**
10/31/2015	$—	$9.37	(2.74)%		$0.1	1.76%		1.14%		2.73%		86%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61	%**	$7.1	2.62	%Ø*	1.20	%Ø*	2.57	%Ø*	118	%**
Class C
4/30/2016 (Unaudited)	$—	$9.13	(1.60	)%**	$0.0	2.24	%*	1.78	%*	1.95	%*	31	%[a]**
10/31/2015	$—	$9.38	(3.36)%		$0.2	2.50%		1.87%		1.96%		86%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09	%**	$1.0	3.56	%Ø*	1.93	%Ø*	1.84	%Ø*	118	%**
Class R6
4/30/2016 (Unaudited)	$—	$9.13	(1.02	)%**	$0.4	1.10	%*	0.60	%*	2.94	%*	31	%[a]**
10/31/2015	$—	$9.38	(2.21)%		$0.2	1.32%		0.70%		3.19%		86%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92	%**	$7.1	2.18	%Ø*	0.77	%Ø*	3.00	%Ø*	118	%**

Notes to Financial Highlights Income Funds (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended April 30, 2016.

  The class action proceeds received in 2015 had no impact on the Funds' total returns for the year ended October 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2012	2011
High Income Bond Investor Class	—	—
High Income Bond Institutional Class	—	0.72%
High Income Bond Class A	—	1.11%
High Income Bond Class C	1.84%	—
High Income Bond Class R3	1.33%	1.36%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a  The portfolio turnover rates not including mortgage dollar roll transactions were 56%, 125%, 142%, 139%, 162% and 115%, respectively, for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011 for Core Bond, 54%, 103%, 124%, 161%, 157% and 122%, respectively, for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011 for Strategic Income and 24% and 75%, respectively, for the six months ended April 30, 2016 and for the year ended October 31, 2015 for Unconstrained Bond.

b  The voluntary contribution made in 2015 listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2015.

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

c  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

Ø  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Neuberger Berman Fixed Income LLC (prior to
January 1, 2016)
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses carefully before investing.

H0314 06/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 6, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2016